                     File Numbers: 333-111067 and 811-04294

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




                        Post-Effective Amendment Number 35



                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                       Post-Effective Amendment Number 312


                             VARIABLE ANNUITY ACCOUNT

                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

             400 Robert Street North, St. Paul, Minnesota 55101-2098 (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (651) 665-3500
               (Depositor's Telephone Number, Including Area Code)

                            Gary R. Christensen, Esq.

                       Senior Vice President, Secretary and General Counsel

                          Minnesota Life Insurance Company
                            400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box) [_] immediately upon filing pursuant to paragraph (b)




[X]  on May 1, 2019 pursuant to paragraph (b) of Rule 485


[_]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[_]  75 days after filing pursuant to paragraph (a)(ii)
[_]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED
   Variable Annuity Contracts

                            Variable Annuity Account

                       Cross Reference Sheet to Prospectus

Form N-4

Item Number Caption in Prospectus

       1.   Cover Page

       2.   Special Terms and How To Contact Us

       3.   An Overview of Contract Features

       4.   Condensed Financial Information; Performance Data - Appendix A

       5.   General Information

       6.   Contract Charges and Fees

       7.   Description of the Contract

       8.   Annuitization Benefits and Options

       9.   Death Benefits

       10. Description of the Contract; Purchase Payments, Purchase Payments and Value of the Contract; Contract Charges and Fees - Deferred Sales Charge.

       11.  Description of the Contract; Redemptions, Withdrawals and Surrender

       12.  Federal Tax Status

       13.  Not Applicable

       14.  Table of Contents of the Statement of Additional Information

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

WADDELL & REED ADVISORS RETIREMENT BUILDER VARIABLE ANNUITY
A VARIABLE ANNUITY CONTRACT ISSUED BY
MINNESOTA LIFE INSURANCE COMPANY

[LOGO]     MINNESOTALIFE



400 ROBERT STREET NORTH . ST. PAUL, MINNESOTA 55101-2098 . TELEPHONE:
1-800-362-3141 . HTTP://WWW.SECURIAN.COM

   This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, variable annuity contract ("the contract") offered by the Minnesota Life Insurance Company. The Waddell & Reed Advisors Retirement Builder Variable Annuity is no longer available for new sales. This contract is designed for long term investors. It may be used in connection with personal retirement plans or independent of a retirement plan.
   For contracts issued after May 1, 2008, (or such later date if approved later in your state) this contract contains a feature that applies a credit enhancement to the contract value in certain circumstances. The benefit of the credit enhancement may be more than offset by the additional asset-based fees that the contract owner will pay as the result of the increased contract value due to the credit enhancements. A contract without credits may cost less.
   This contract is NOT:
   . a bank deposit or obligation
   . federally insured
   . endorsed by any bank or government agency
   You may invest your contract values in our Variable Annuity Account, our General Account, or in the Guarantee Periods of the Guaranteed Term Account.

THE VARIABLE ANNUITY ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:



         IVY VARIABLE INSURANCE PORTFOLIOS
        . Ivy VIP Asset Strategy -- Class II Shares
        . Ivy VIP Balanced -- Class II Shares
        . Ivy VIP Core Equity -- Class II Shares
        . Ivy VIP Corporate Bond -- Class II Shares
        . Ivy VIP Energy -- Class II Shares
        . Ivy VIP Global Bond -- Class II Shares
        . Ivy VIP Global Equity Income -- Class II Shares
        . Ivy VIP Global Growth -- Class II Shares
        . Ivy VIP Government Money Market -- Class II Shares
        . Ivy VIP Growth -- Class II Shares
        . Ivy VIP High Income -- Class II Shares
        . Ivy VIP International Core Equity -- Class II Shares
        . Ivy VIP Limited-Term Bond -- Class II Shares


        . Ivy VIP Mid Cap Growth -- Class II Shares
        . Ivy VIP Natural Resources -- Class II Shares
        . Ivy VIP Science and Technology -- Class II Shares
        . Ivy VIP Securian Real Estate Securities -- Class II Shares . Ivy VIP Small Cap Core -- Class II Shares
        . Ivy VIP Small Cap Growth -- Class II Shares
        . Ivy VIP Value -- Class II Shares

        . Ivy VIP Pathfinder Aggressive -- Class II Shares
        . Ivy VIP Pathfinder Conservative -- Class II Shares
        . Ivy VIP Pathfinder Moderate -- Class II Shares
        . Ivy VIP Pathfinder Moderate -- Managed Volatility -- Class II Shares . Ivy VIP Pathfinder Moderately Aggressive -- Class II Shares
        . Ivy VIP Pathfinder Moderately Aggressive -- Managed Volatility --
          Class II Shares
        . Ivy VIP Pathfinder Moderately Conservative -- Class II Shares
        . Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility --
          Class II Shares

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 800-362-3141.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our customer service line at 800-362-3141. Your election to receive reports in paper will apply to all portfolio companies under your contract.


Your contract value and the amount of each variable annuity payment will vary in accordance with the performance of the investment portfolio(s)
("Portfolio(s)") you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts you allocate to those Portfolios.

This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling 1-800-362-3141 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC's web site: http://www.sec.gov, via its EDGAR database.

THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED BY A CURRENT PROSPECTUS OF THE PORTFOLIOS SHOWN ABOVE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS:
MAY 1, 2019.

                               TABLE OF CONTENTS

            SPECIAL TERMS......................................   1
            HOW TO CONTACT US..................................   3
            AN OVERVIEW OF CONTRACT FEATURES...................   4
            CONTRACT CHARGES AND EXPENSES......................  13
            CONDENSED FINANCIAL INFORMATION AND
             FINANCIAL STATEMENTS..............................  17
            DESCRIPTION OF THE CONTRACT........................  19
              Right of Cancellation or "Free Look".............  19
              1035 Exchanges or Replacements...................  19
              Purchase Payments................................  19
              Credit Enhancement and Recapture.................  20
              Automatic Purchase Plan..........................  22
              Purchase Payment Allocation Options..............  22
              CustomChoice Allocation Option...................  22
              Transfers........................................  25
              Market Timing and Disruptive Trading.............  25
              Systematic Transfer Arrangements.................  27
              Automatic Portfolio Rebalancing..................  27
              Dollar Cost Averaging............................  27
              Purchase Payments and Value of the Contract......  28
              Crediting Accumulation Units.....................  28
              Value of the Contract............................  29
              Accumulation Unit Value..........................  29
              Net Investment Factor for each Valuation
               Period..........................................  29
              Redemptions, Withdrawals and Surrender...........  29
              Modification and Termination of the Contract.....  30
              Assignment.......................................  31
              Deferment of Payment.............................  31
              Confirmation Statements and Reports..............  31
            CONTRACT CHARGES AND FEES..........................  32
              Deferred Sales Charge............................  32
                Nursing Home or Terminal Illness Waiver........  33
                Unemployment Waiver............................  34
              Mortality and Expense Risk Charge................  34
              Annual Maintenance Fee...........................  34
              Optional Contract Rider Charges..................  35
              Premium Taxes....................................  40
              Market Value Adjustment..........................  40
              Underlying Portfolio Charges.....................  40
            ANNUITIZATION BENEFITS AND OPTIONS.................  40
              Annuity Payments.................................  40
              Electing the Retirement Date and Annuity
               Option..........................................  41
              Annuity Options..................................  41
              Calculation of Your First Annuity Payment........  43
              Amount of Subsequent Variable Annuity
               Payments........................................  43
              Value of the Annuity Unit........................  43
              Transfers after you have Annuitized your
               Contract........................................  44
            DEATH BENEFITS.....................................  44
              Before Annuity Payments Begin....................  44
              Optional Death Benefits..........................  46
                Highest Anniversary Value II (HAV II) Death
                 Benefit Option................................  47
                Premier II Death Benefit Option................  48
                Estate Enhancement Benefit II (EEB II)
                 Option........................................  49
                Highest Anniversary Value Death
                 Benefit Option................................  50
                5% Death Benefit Increase Option...............  52
                Premier Death Benefit Option...................  54
                Estate Enhancement Benefit (EEB) Option........  56
              Death Benefit After Annuity Payments Begin.......  57
              Abandoned Property Requirements..................  57
            OTHER CONTRACT OPTIONS (LIVING BENEFITS)...........  58
              Guaranteed Minimum Income Benefit (GMIB)
               Option..........................................  59
              Encore Lifetime Income-Single (Encore-Single)
               Option..........................................  66

              Encore Lifetime Income-Joint (Encore-Joint)
               Option........................................     74
              Ovation Lifetime Income II-Single
               (Ovation II-Single) Option....................     81
              Ovation Lifetime Income II-Joint
               (Ovation II-Joint) Option.....................     89
              Ovation Lifetime Income-Single
               (Ovation-Single) Option.......................     98
              Ovation Lifetime Income-Joint
               (Ovation-Joint) Option........................    106
              Guaranteed Income Provider Benefit (GIPB)
               Option........................................    114
              Guaranteed Minimum Withdrawal Benefit
               (GMWB) Option.................................    117
              Guaranteed Lifetime Withdrawal Benefit
               (GLWB) Option.................................    122
              Guaranteed Lifetime Withdrawal Benefit
               II-Single (GLWB II-Single) Option.............    127
              Guaranteed Lifetime Withdrawal Benefit
               II-Joint (GLWB II-Joint) Option...............    134
            GENERAL INFORMATION..............................    141
              The Company -- Minnesota Life Insurance
               Company.......................................    141
              The Separate Account -- Variable Annuity
               Account.......................................    141
              Changes to the Separate Account -- Additions,
               Deletions or Substitutions....................    142
              Compensation Paid for the Sale of Contracts....    142
              Payments Made by Underlying Mutual Funds.......    143
              The General Account and the Guaranteed Term
               Account.......................................    144
            VOTING RIGHTS....................................    147
            FEDERAL TAX STATUS...............................    148
            PERFORMANCE DATA.................................    156
            CYBERSECURITY....................................    156
            STATEMENT OF ADDITIONAL INFORMATION..............    156
            APPENDIX A -- Condensed Financial Information
             and Financial Statements........................    A-1
            APPENDIX B -- Illustration of Variable Annuity
             Values..........................................    B-1
              Illustration of Variable Annuity Income........    B-1
            APPENDIX C -- Types of Qualified Plans...........    C-1
            APPENDIX D -- Examples Illustrating the
             Guaranteed Income Provider Benefit Option.......    D-1
            APPENDIX E -- Examples of the Guaranteed
             Minimum Withdrawal Benefit Option...............    E-1
            APPENDIX F -- Examples of the Guaranteed
             Lifetime Withdrawal Benefit Option..............    F-1
            APPENDIX G -- Examples of the Guaranteed
             Lifetime Withdrawal Benefit II -- Single and
             Joint Options...................................    G-1
            APPENDIX H -- Examples Illustrating Credit
             Enhancement.....................................    H-1
            APPENDIX I -- Examples of the Guaranteed
             Minimum Income Benefit Option...................    I-1
            APPENDIX J -- Examples of the Encore Lifetime
             Income Single and Joint Options.................    J-1
            APPENDIX K -- Examples of the Ovation Lifetime
             Income Single and Joint Options.................    K-1
            APPENDIX L -- Examples of the Ovation Lifetime
             Income II Single and Joint Options..............    L-1
            APPENDIX M -- Examples of the Highest
             Anniversary Value II Death Benefit Rider........    M-1
            APPENDIX N -- Examples of the Premier II Death
             Benefit Option..................................    N-1
            APPENDIX O -- Examples of the Estate
             Enhancement Benefit II Option...................    O-1

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THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION IN WHICH THE OFFERING WOULD BE UNLAWFUL. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON, REPRESENTATIVE OR OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, YOU SHOULD NOT RELY ON THEM.
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SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting unit of measure used to calculate the value of a sub-account of the variable annuity account, of this contract before annuity payments begin.

ANNUITANT:  the person who may receive lifetime benefits under the contract.

ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

ANNUITY UNIT: an accounting unit of measure used to calculate the value of annuity payments under a variable annuity income option.

ASSUMED INVESTMENT RETURN: the annual investment return (AIR) used to determine the amount of the initial variable annuity payment. Currently the AIR is equal to 4.5%.

CODE:  the Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a commuted value is elected for a period certain on a variable annuity payment during the life of the annuitant, a deferred sales charge may apply.

CONTRACT OWNER: the owner of the contract, which could be a natural person(s), or by a corporation, trust, or custodial account that holds the contract as agent for the sole benefit of a natural person(s). The owner has all rights under this contract.

CONTRACT VALUE: the sum of your values in the variable annuity account, the general account, and/or the guaranteed period(s) of the guaranteed term account.

CONTRACT YEAR: a period of one year beginning with the contract date or a contract anniversary.

FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

GENERAL ACCOUNT: all of our assets other than those held in our other separate accounts.

GUARANTEE PERIOD: a period of one or more years, for which the current interest rate is guaranteed. Allocation to a particular guarantee period is an allocation to the guaranteed term account.

GUARANTEED TERM ACCOUNT: a non-unitized separate account providing guarantee periods of different lengths. Purchase payments or transfers may be allocated to one or more of the available guarantee periods within the guaranteed term account. Amounts allocated are credited with interest rates guaranteed by us for the entire guarantee period. The assets of the guaranteed term account are ours and are not subject to claims arising out of any other business of ours.

MARKET VALUE ADJUSTMENT ("MVA"): the adjustment made to any amount you withdraw, surrender, apply to provide annuity payments, or transfer from a guarantee period of the guaranteed term account prior to the renewal date. This adjustment may be positive or negative and reflects the impact of changes in applicable interest rates between the time the purchase payment, transfer, or renewal is allocated to the guaranteed term account and the time of the withdrawal, surrender, annuity payment election or transfer.

MATURITY DATE: The date this contract matures. The maturity date will be the first of the month following the later of: (a) the annuitant's 85th birthday; or (b) ten years after the contract date, unless otherwise agreed to by us.

NET INVESTMENT FACTOR: the net investment factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the variable account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying fund after deductions for all charges to the variable account including those for applicable optional benefit riders.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the contract.

PORTFOLIO(S), FUND(S): the mutual funds whose separate investment portfolios we have designated as eligible investments for the variable annuity account. Each sub- account of the variable annuity account invests in a different portfolio. Currently these include the portfolios shown on the cover page of this Prospectus.

PURCHASE PAYMENTS: amounts paid to us under your contract in consideration of the benefits provided.

SEPARATE ACCOUNT: a separate investment account for which the investment experience of its assets is separate from that of our other assets.

SUB-ACCOUNT: a division of the variable annuity account. Each sub-account invests in a different portfolio.

VALUATION DATE OR VALUATION DAYS:  each date on which a portfolio is valued.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the portfolios.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the variable annuity account. The investment experience of its assets is separate from that of our other assets.

WE, OUR, US:  Minnesota Life Insurance Company.

YOU, YOUR:  the contract owner.

HOW TO CONTACT US

We make it easy for you to find information on your annuity. Here's how you can get the answers you need.

ON THE INTERNET

Visit our eService Center 24 hours a day, 7 days a week at www.securian.com. Our eService Center offers the following (when applicable):

                                    [GRAPHIC]  .  Account values
                                               .  Variable investment performance
                                               .  Interest rates (when applicable)
                                               .  Service forms
                                               .  Beneficiary information
                                               .  Transaction tools to allow transfers
                                               .  Contribution and transaction history

ANNUITY SERVICE LINE

                                    [GRAPHIC]  .  Call our service line at 1-800-362-3141 to speak with one of our customer service representatives. They're available
                                                  Monday through Friday from 7:30 a.m. to 4:30 p.m.
                                                  Central Time during normal business days.

BY MAIL

                                    [GRAPHIC]  .  Purchase Payments, service requests, and inquiries sent by regular mail should be sent to:
                                                   Minnesota Life
                                                   Annuity Services
                                                   P.O. Box 64628
                                                   St. Paul, MN 55164-0628
                                               .  All overnight express mail should be sent to:
                                                   Annuity Services A3-9999
                                                   400 Robert Street North
                                                   St. Paul, MN 55101-2098

               To receive a current copy of the W&R Advisors Retirement Builder Variable Annuity Statement of
                 Additional Information (SAI) without charge, call 1-800-362-3141, or complete and detach the following and send it to:
                    Minnesota Life Insurance Company
                    Annuity Services
                    P.O. Box 64628
                    St. Paul, MN 55164-0628

                         Name ____________
                         Address _________
                         City  State  Zip

AN OVERVIEW OF CONTRACT FEATURES

ANNUITY CONTRACTS

An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person; or for a specified period of time. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary with the investment experience of a separate account is a variable annuity. An annuity contract may also be "deferred" or "immediate". An immediate annuity contract is one in which annuity payments begin right away, generally within a month or two after our receipt of your purchase payment. A deferred annuity contract delays your annuity payments until a later date. During this deferral period, also known as the accumulation period, your annuity purchase payments and any earnings accumulate on a tax deferred basis. Guarantees provided by the insurance company as to the benefits promised in the annuity contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

TYPE OF CONTRACT

The contract is a variable annuity contract which provides for monthly annuity payments. These payments may begin immediately or at a future date you specify. Below is a summary of certain contract features and expenses. Please see the corresponding section of the Prospectus for complete details, restrictions or limitations that may apply. Your contract has a right of cancellation which is described in detail in the section entitled "Right of Cancellation or Free-look." Charges that apply to your contract may be found in the section titled "Contract Charges and Fees". State variations of certain features may exist. See your registered representative for more information and to help determine if this product is right for you.

PURCHASE PAYMENTS:*

        Initial Minimum             $10,000
                                    $2,000 for IRAs and qualified plans
        Subsequent payment minimum  $500
                                    ($100 for automatic payment plans)

*Please note: If you intend to use this contract as part of a qualified retirement plan or IRA, the qualified plan or IRA may have contribution minimums which are different than those that apply to this contract. In addition you will receive no additional benefit from the tax deferral feature of the annuity since the retirement plan or IRA is already tax deferred. You should consult your tax advisor to ensure that you meet all the requirements and limitations, and to be sure this contract is appropriate for your situation.

CREDIT ENHANCEMENT:

For contracts issued after May 1, 2008, (or such later date if approved later than this date in your state) when you make a purchase payment to your contract, we will add an amount, called a credit enhancement, to your contract value if your cumulative net purchase payments meet or exceed $250,000. Cumulative net purchase payments are the total of all purchase payments we have received for this contract less any prior withdrawals from contract value (including associated charges). No credit enhancement will be applied if your cumulative purchase payments are less than $250,000.

When we receive a purchase payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net purchase payments. The credit enhancement will be added to your contract value and allocated to the sub-accounts of the variable account, the general account, and the guaranteed term account options in the same proportion as the purchase payment that triggers the credit enhancement calculation. Credit enhancements, and any gains or losses attributable to the credit enhancements are not a purchase payment and will be considered earnings under the contract.

We will take back, or recapture, all credit enhancements if you elect to terminate the contract under the right to examine (or "free look") provision. In addition, we will recapture any credit enhancements applied to your contract within 12 months of the date any amounts are paid out as a death benefit or within 12 months of the date you apply amounts to provide annuity payments.

We will not recapture any amounts paid out as a death benefit or applied to provide annuity payments more than 12 months after the last credit enhancement was added to the contract.

For a detailed discussion, including how the credit enhancement is calculated and applied, please refer to the section entitled "Credit Enhancement and Recapture". The credit enhancement feature may not be available in all states. Ask your representative if this is available in your state.

INVESTMENT OPTIONS:

    Fixed Account                 Minnesota Life General Account
    Guaranteed Term Account       3 year guarantee period*
                                  5 year guarantee period*
                                  7 year guarantee period*
                                  10 year guarantee period*

    Variable Annuity Account      See the list of portfolios on the cover page

  * Subject to market value adjustment on early withdrawal -- see "General Information Section" for additional details. The 3 year period is not currently available.

WITHDRAWALS:

                        Minimum withdrawal amount      $250

    (Withdrawals and surrenders may be subject to deferred sales charges and/or market value adjustment depending upon how your contract value is allocated.)

In certain cases the deferred sales charge ("DSC") is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first contract anniversary:

  .  Nursing Home Waiver

  .  Terminal Illness Waiver

  .  Unemployment Waiver

State variations may apply to these waivers. See your representative and the section titled "Contract Charges and Fees" for more details. The DSC is also waived at death and upon annuitization.

DEATH BENEFIT AND OPTIONAL DEATH BENEFITS

Effective December 7, 2012, the following optional death benefit riders are no longer available for you to elect: Highest Anniversary Value (HAV) Death Benefit Option, 5% Death Benefit Increase (5% DBI) Option, Premier Death Benefit (PDB) Option, and Estate Enhancement Benefit (EEB) Option.

Your contract provides a death benefit. The death benefit included with the contract is known as the Guaranteed Minimum Death Benefit.

Certain optional death benefits may also be selected and may provide the opportunity for a larger death benefit. The optional death benefits include: the HAV II Death Benefit Option and the PDB II Option. If these options are not available in your state, you may elect the HAV Death Benefit Option, 5% DBI Option, or the PDB Option instead.

In addition, you may also elect the EEB II Option. If that is not available in your state, you may elect the EEB Option instead. These contract options provide for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death, such as federal and state taxes that may be payable on any taxable gains in your contract.

In order to elect one or more of these optional death benefits you must be less than 76 years old and you may only elect to purchase an optional death benefit when the contract is issued. Once you elect an option it may not be cancelled or terminated. Each of these optional choices has a specific charge associated with it.

ALLOCATION OF CONTRACT VALUES

You can change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. Before annuity payments begin, you may transfer all or a part of your contract value among the portfolios and/or the general account and/or one or more of the guarantee periods of the guaranteed term account. A market value adjustment may apply if you move amounts from the guaranteed term account prior to the end of a guarantee period. After annuity payments begin, you may instruct us to transfer amounts held as annuity reserves among the variable annuity sub-accounts or to a fixed annuity, subject to some restrictions. During the annuity period, annuity reserves may only be transferred from a variable annuity to a fixed annuity.

AVAILABLE ANNUITY OPTIONS

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; a joint and last survivor annuity; and a period certain annuity. Each annuity option may be elected as a variable or fixed annuity or a combination of the two. Other annuity options may be available from us on request.

OTHER OPTIONAL RIDERS

We have suspended the availability of the following optional riders:

  .  Guaranteed Minimum Income Benefit (effective October 4, 2013)

  .  Encore Lifetime Income-Single (effective October 4, 2013)

  .  Encore Lifetime Income-Joint (effective October 4, 2013)

  .  Ovation Lifetime Income II-Single (effective October 4, 2013)

  .  Ovation Lifetime Income II-Joint (effective October 4, 2013)

  .  Ovation Lifetime Income-Single (effective May 15, 2012)

  .  Ovation Lifetime Income-Joint (effective May 15, 2012)

  .  Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)

  .  Guaranteed Lifetime Withdrawal Benefit II-Single Option (effective May 15,
     2009)

  .  Guaranteed Lifetime Withdrawal Benefit II-Joint Option (effective May 15,
     2009)

  .  Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)

  .  Guaranteed Income Provider Benefit (effective March 1, 2010)

Certain other contract options may be available to you. These are sometimes referred to as "living benefits." Only one living benefit may be elected on a contract. When you elect a living benefit rider (except for the Guaranteed Income Provider Benefit) your investment choices will be limited and you must allocate your entire contract value to an asset allocation plan or model approved for use with the rider you elect. Purchase payment amounts after your initial purchase payment may also be limited. Each contract feature may or may not be beneficial to you depending on your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s) it may adversely effect the benefit of the rider. These descriptions are brief overviews of the optional riders. Please refer to the section entitled "Other Contract Options" for a complete description of each rider, its benefits and its limitations and restrictions read the prospectus section(s) carefully and consult your tax advisor and your representative before you elect any optional contract features. These options may not be available in every state and we reserve the right to stop offering any option(s) at any time. EACH OPTION HAS A CHARGE THAT APPLIES TO IT. THE CHARGES ARE DISCUSSED IN THE SECTION ENTITLED "OPTIONAL CONTRACT RIDER CHARGES."

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guaranteed minimum fixed annuity benefit, when elected on certain benefit dates, to protect against negative investment performance you may experience during your contract's accumulation period. If you do not annuitize your contract, you will not utilize the guaranteed fixed annuity benefit this option provides. If you do not intend to annuitize, this option may not be appropriate for you. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base is greater than the contract value. Once you elect this option it cannot be canceled. This rider does not guarantee an investment return in your contract or a minimum contract value. WITHDRAWALS FROM YOUR CONTRACT WILL REDUCE THE BENEFIT YOU RECEIVE IF YOU ANNUITIZE UNDER THIS RIDER AND THERE ARE LIMITATIONS ON HOW YOUR CONTRACT VALUE MAY BE ALLOCATED IF YOU PURCHASE THIS RIDER. IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE, ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT. IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THIS RIDER MAY NOT BE APPROPRIATE. SEE THE SECTION OF THIS PROSPECTUS ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)' FOR A COMPLETE DESCRIPTION OF THE GMIB RIDER.

ENCORE LIFETIME INCOME-SINGLE (ENCORE-SINGLE)

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Encore-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4% to 6% of the benefit base. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Single rider.

This rider differs, in part, from the GLWB rider in that the Encore-Single benefit base, on which the GAI is based, has the potential to increase annually; while the GLWB provides the potential for the GAI to increase every 3 years.

ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT)

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4% to 6% of the benefit base. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Joint rider.

This rider differs, in part, from the GLWB rider in that GLWB does not offer a "joint" version of the rider and the Encore-Joint benefit base, on which the GAI is based, has the potential to increase annually as opposed to the GAI under GLWB which has the potential to increase every 3 years.

OVATION LIFETIME INCOME II-SINGLE (OVATION II-SINGLE)

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Ovation II-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES (INCLUDING TERMINATING THE 200% BENEFIT BASE GUARANTEE) AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation II-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation II-Single rider does not provide any benefit at death.

This rider differs, in part, from the GMIB rider in that the Ovation II-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

OVATION LIFETIME INCOME II-JOINT (OVATION II-JOINT)

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.0% to 6.0% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES (INCLUDING TERMINATING THE 200% BENEFIT BASE GUARANTEE) AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Joint rider.

This rider differs, in part, from the Encore-Joint rider in that the Ovation II-Joint rider has a lower current charge and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation II-Joint rider does not provide any benefit at death and has a higher maximum charge than the Encore-Joint rider.

This rider differs, in part, from the GMIB rider in that the Ovation II-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE)

EFFECTIVE MAY 15, 2012, THIS OPTION IS NO LONGER AVAILABLE.

Ovation-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income
(GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS

ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation-Single rider does not provide any benefit at death.

This rider also differs, in part, from the GMIB rider in that the Ovation-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT)

EFFECTIVE MAY 15, 2012, THIS OPTION IS NO LONGER AVAILABLE.

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Joint rider.

This rider differs, in part, from the Encore-Joint rider in that the Ovation-Joint rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation-Joint rider does not provide any benefit at death.

This rider also differs, in part, from the GMIB rider in that the Ovation-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB)

EFFECTIVE AUGUST 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

This optional rider differs, in part, from either of the GLWB II riders (single or joint) below in that the GAI amount is based on the age of the oldest contract owner and has a range of 4.0% to 6.0%; while the GLWB II riders have a set GAI amount of 5.0%.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II - SINGLE (GLWB II - SINGLE)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner's 59(th) birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE

CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II - JOINT)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II -- Single Life Option. However its guarantee is over the lifetime of both "designated lives", (instead of a single life) regardless of underlying sub-account performance.

Beginning on the later of the contract anniversary following the 59(th) birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of this rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of both designated lives, or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. A detailed explanation of how these amounts are calculated is provided in the section of this Prospectus describing this contract option. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED INCOME PROVIDER BENEFIT (GIPB)

EFFECTIVE MARCH 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guaranteed minimum fixed income benefit if you elect certain annuity options. It is designed to provide a guaranteed level of annuity income regardless of the actual investment performance that you experience during your accumulation period. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT RECEIVE THE BENEFIT OF THIS OPTION, AND THEREFORE THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. ONCE YOU ELECT THIS CONTRACT OPTION YOU MAY NOT CHANGE OR TERMINATE THE OPTION. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

CONTRACT CHARGES AND EXPENSES

The following contract expense information is intended to illustrate the expenses of the contract. All expenses shown are rounded to the nearest dollar.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted and range from 0% to 3.5%, depending on applicable law.

CONTRACT OWNER TRANSACTION EXPENSES

  SALES LOAD IMPOSED ON PURCHASES

                  (as a percentage of purchase payments)  None

  DEFERRED SALES CHARGE

  * Deferred Sales Charges may apply to withdrawals, partial surrenders and surrenders.

  (as a percentage of each purchase payment)

                             YEARS SINCE PURCHASE PAYMENT
                             ----------------------------
                                         0-1                 8%
                                         1-2                 8%
                                         2-3                 7%
                                         3-4                 6%
                                         4-5                 6%
                                         5-6                 5%
                                         6-7                 4%
                                         7-8                 3%
                                   8 and thereafter          0%
             SURRENDER FEES                                  None
             TRANSFER FEE                                     None

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.

                         ANNUAL MAINTENANCE FEE**  $50

**(Applies only to contracts where the greater of the contract value or purchase payments, less withdrawals, is less than $50,000 on the contract anniversary and at surrender. Does not apply after annuitization.)

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

    BEFORE ANNUITY PAYMENTS COMMENCE

                BASE CONTRACT ONLY              TOTAL SEPARATE
                                     MORTALITY      ACCOUNT
                                    AND EXPENSE ANNUAL EXPENSES
                                     RISK FEES  (BASE CONTRACT)
                                    ----------- ---------------
                                       1.25%         1.25%

     OPTIONAL DEATH BENEFITS                                TOTAL SEPARATE
                                                               ACCOUNT
                                                           ANNUAL EXPENSES
                                             DEATH BENEFIT (DEATH BENEFIT +
                                                CHARGE      BASE CONTRACT)
                                             ------------- ----------------
     Highest Anniversary Value (HAV)*            0.15%           1.40%
     5% Death Benefit Increase (5% DBI)*         0.25%           1.50%
     Premier Death Benefit (PDB)*                0.35%           1.60%
     Estate Enhancement Benefit (EEB)*           0.25%           1.50%
     Estate Enhancement Benefit II (EEB II)      0.25%           1.50%

   * Effective December 7, 2012, you are no longer able to elect these options.

   OTHER CONTRACT OPTIONS                                  TOTAL SEPARATE
                                                               ACCOUNT
                                                           ANNUAL EXPENSES
                                              CHARGE FOR (THIS OPTION ONLY +
                                                OPTION     BASE CONTRACT)
                                              ---------- -------------------
   Guaranteed Income Provider Benefit (GIPB)     0.50%          1.75%

   MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGES
   Base (1.25%) + PDB (.35%) + EEB (.25%) + GIPB (.50%) = 2.35%

  .  The GIPB option may not be elected after March 1, 2010.

  .  Effective December 7, 2012, you are no longer able to elect PDB or EEB.

  . (The HAV II, PDB II, GMIB, GMWB, GLWB, GLWB II, Encore, Ovation, and Ovation II options are not included with the above charges because the charges are calculated on a different basis than the above -- described charges.)

OTHER OPTIONAL BENEFIT CHARGES

                                             CURRENT    MAXIMUM    TO DETERMINE THE
                                             BENEFIT    POSSIBLE     AMOUNT TO BE       THE BENEFIT
                                              CHARGE     CHARGE   DEDUCTED, THE ANNUAL  CHARGE IS
                                              ANNUAL     ANNUAL   CHARGE PERCENTAGE IS  DEDUCTED ON
               OPTIONAL RIDER               PERCENTAGE PERCENTAGE MULTIPLIED BY THE:      EACH:
----------------------------------------------------------------------------------------------------
  OPTIONAL DEATH BENEFIT RIDERS
----------------------------------------------------------------------------------------------------
  Highest Anniversary Value II (HAV II)        0.30%      0.30%      Death Benefit       Quarterly
  Death Benefit Charge                                                                   Contract
                                                                                        Anniversary
----------------------------------------------------------------------------------------------------
  Premier II Death Benefit (PDB II) Charge     0.80%      0.80%      Death Benefit       Quarterly
                                                                                         Contract
                                                                                        Anniversary
----------------------------------------------------------------------------------------------------
  OPTIONAL LIVING BENEFIT RIDERS
----------------------------------------------------------------------------------------------------
  Guaranteed Minimum Income Benefit            0.95%      1.50%      Benefit Base        Contract
  (GMIB) Charge                                                                         Anniversary
----------------------------------------------------------------------------------------------------
  Encore Lifetime Income -- Single             1.10%      1.75%   Greater of Contract    Quarterly
  (Encore-Single) Charge                                                 Value           Contract
                                                                    or Benefit Base     Anniversary
----------------------------------------------------------------------------------------------------
  Encore Lifetime Income-Joint                 1.30%      2.00%   Greater of Contract    Quarterly
  (Encore-Joint) Charge                                            Value or Benefit      Contract
                                                                         Base           Anniversary
----------------------------------------------------------------------------------------------------
  Ovation Lifetime Income II -- Single         1.20%      2.25%   Greater of Contract    Quarterly
    Charge                                                             Value or          Contract
                                                                     Benefit Base       Anniversary
----------------------------------------------------------------------------------------------------
  Ovation Lifetime Income II -- Joint          1.20%      2.50%       Greater of         Quarterly
    Charge                                                         Contract Value or     Contract
                                                                     Benefit Base       Anniversary
----------------------------------------------------------------------------------------------------
  Guaranteed Minimum Withdrawal                0.50%      1.00%       Guaranteed         Quarterly
  Benefit (GMWB) Charge                                           Withdrawal Benefit     Contract
                                                                                        Anniversary
----------------------------------------------------------------------------------------------------
  Guaranteed Lifetime Withdrawal Benefit       0.60%      0.60%     Contract Value       Quarterly
  (GLWB) Charge                                                                          Contract
                                                                                        Anniversary
----------------------------------------------------------------------------------------------------

                                           CURRENT    MAXIMUM    TO DETERMINE THE
                                           BENEFIT    POSSIBLE     AMOUNT TO BE       THE BENEFIT
                                            CHARGE     CHARGE   DEDUCTED, THE ANNUAL  CHARGE IS
                                            ANNUAL     ANNUAL   CHARGE PERCENTAGE IS  DEDUCTED ON
              OPTIONAL RIDER              PERCENTAGE PERCENTAGE MULTIPLIED BY THE:      EACH:
--------------------------------------------------------------------------------------------------
  Guaranteed Lifetime Withdrawal Benefit     0.60%      1.00%   Greater of Contract    Quarterly
  II - Single (GLWB II-Single) Charge                                Value or          Contract
                                                                    Guaranteed        Anniversary
                                                                Withdrawal Benefit
--------------------------------------------------------------------------------------------------
  Guaranteed Lifetime Withdrawal Benefit     0.75%      1.15%   Greater of Contract    Quarterly
  II - Joint (GLWB II-Joint) Charge                                  Value or          Contract
                                                                    Guaranteed        Anniversary
                                                                Withdrawal Benefit
--------------------------------------------------------------------------------------------------
  Ovation Lifetime Income-Single             1.15%      1.75%   Greater of Contract    Quarterly
  (Ovation-Single) Charge                                        Value or Benefit      Contract
                                                                       Base           Anniversary
--------------------------------------------------------------------------------------------------
  Ovation Lifetime Income -- Joint           1.65%      2.50%   Greater of Contract    Quarterly
  (Encore-Joint) Charge                                          Value or Benefit      Contract
                                                                       Base           Anniversary

The next item shows the minimum and maximum total operating expenses charged by the portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the portfolio's fees and expenses is contained in the prospectus for each portfolio.


                                                                               MINIMUM MAXIMUM
-                                                                              ------- -------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES                               0.40%   1.31%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)




CONTRACT OWNER EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual maintenance fees, separate account annual expenses, and Portfolio company fees and expenses.

Please note:

  .  You may elect only one optional living benefit rider on the contract.

  . If you elect the PDB, PDB II, 5% DBI, EEB, or EEB II, you may not elect any currently offered optional living benefit rider.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and uses the separate account annual expenses before annuity payments commence. The Example is shown using both the least expensive Portfolio (Minimum Fund Expenses) and the most expensive Portfolio (Maximum Fund Expenses) before any reimbursements, with the most expensive contract design over the time period:

  .  Base + HAV II + Ovation II -- Joint

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                             IF YOU ANNUITIZE AT THE END OF THE
                                     IF YOU SURRENDERED YOUR CONTRACT AT THE AVAILABLE TIME PERIOD OR YOU DO
                                     END OF THE APPLICABLE TIME PERIOD         NOT SURRENDER YOUR CONTRACT
                                     --------------------------------------- -------------------------------
                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS 5 YEARS 10 YEARS
                                     ------   -------   -------   --------   ------    ------- ------- --------
MAXIMUM FUND EXPENSES
Base + HAV II + Ovation II -- Joint  $1,339   $2,348    $3,404     $5,919     $539     $1,648  $2,804   $5,919
MINIMUM FUND EXPENSES
Base + HAV II + Ovation II -- Joint  $1,250   $2,085    $2,977     $5,129     $450     $1,385  $2,377   $5,129


NOTE: In the above example, the charge for Ovation II -- Joint is based on the maximum annual fee rate of 2.50% for each of the years. If your rider charge is not at the maximum annual fee rate, then your expenses would be less than those shown above.

Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see the section entitled "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

EXPENSES AFTER ANNUITY PAYMENTS COMMENCE

The next section shows the fees and charges that apply to your contract after you have annuitized it.

 SEPARATE ACCOUNT BASED CHARGES

 Mortality and Expense Risk Fee                                   1.35%

 Optional Death Benefit Charges                              Not Applicable

 Other Optional Separate Account Charges                     Not Applicable

 OTHER CHARGES

 Other Optional Benefit Charges taken from Contract Value    Not Applicable

CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS
The financial history of each sub-account may be found in the Appendix under the heading "Condensed Financial Information." The complete financial statements of the Variable Annuity Account and Minnesota Life are included in the Statement of Additional Information.

THE PORTFOLIOS
Below is a list of the portfolios and their investment adviser and investment sub-adviser. The prospectus for the portfolios must accompany this Prospectus and contain more detailed information about each portfolio. The portfolio's investment objectives are contained within the portfolio's prospectus. No assurance can be given that a portfolio will achieve its investment objective. You should carefully read the prospectus before investing in the contract. If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

                                         INVESTMENT          INVESTMENT
            FUND/PORTFOLIO                 ADVISER           SUB-ADVISER
            --------------                ----------         -----------
       IVY VARIABLE INSURANCE
       PORTFOLIOS
       Ivy VIP Asset Strategy --  Ivy Investment Management
       Class II Shares            Company (IICO)
       Ivy VIP Balanced -- Class  Ivy Investment Management
       II Shares                  Company (IICO)
       Ivy VIP Core Equity --     Ivy Investment Management
       Class II Shares            Company (IICO)

                                  INVESTMENT                    INVESTMENT
     FUND/PORTFOLIO                 ADVISER                     SUB-ADVISER
     --------------                ----------                   -----------
IVY VARIABLE INSURANCE
PORTFOLIOS
Ivy VIP Corporate Bond --  Ivy Investment Management
Class II Shares            Company (IICO)
Ivy VIP Energy -- Class    Ivy Investment Management
II Shares                  Company (IICO)
Ivy VIP Global Bond --     Ivy Investment Management
Class II Shares            Company (IICO)
Ivy VIP Global Equity      Ivy Investment Management
Income -- Class II Shares  Company (IICO)
Ivy VIP Global Growth --   Ivy Investment Management
Class II Shares            Company (IICO)
Ivy VIP Government Money   Ivy Investment Management
Market -- Class II Shares  Company (IICO)
Ivy VIP Growth -- Class    Ivy Investment Management
II Shares                  Company (IICO)
Ivy VIP High Income --     Ivy Investment Management
Class II Shares            Company (IICO)
Ivy VIP International      Ivy Investment Management
Core Equity -- Class II    Company (IICO)
Shares
Ivy VIP Limited-Term Bond  Ivy Investment Management
-- Class II Shares         Company (IICO)
Ivy VIP Mid Cap Growth --  Ivy Investment Management
Class II Shares            Company (IICO)
Ivy VIP Natural Resources  Ivy Investment Management
-- Class II Shares         Company (IICO)
Ivy VIP Science and        Ivy Investment Management
Technology -- Class II     Company (IICO)
Shares
Ivy VIP Securian Real      Ivy Investment Management  Securian Asset Management, Inc.
Estate Securities --       Company (IICO)
Class II Shares
Ivy VIP Small Cap Core --  Ivy Investment Management
Class II Shares            Company (IICO)
Ivy VIP Small Cap Growth   Ivy Investment Management
-- Class II Shares         Company (IICO)
Ivy VIP Value -- Class II  Ivy Investment Management
Shares                     Company (IICO)
Ivy VIP Pathfinder         Ivy Investment Management
Aggressive -- Class II     Company (IICO)
Shares
Ivy VIP Pathfinder         Ivy Investment Management
Conservative -- Class II   Company (IICO)
Shares
Ivy VIP Pathfinder         Ivy Investment Management
Moderate -- Class II       Company (IICO)
Shares
Ivy VIP Pathfinder         Ivy Investment Management  Securian Asset Management, Inc.
Moderate -- Managed        Company (IICO)
Volatility -- Class II
Shares
Ivy VIP Pathfinder         Ivy Investment Management
Moderately Aggressive --   Company (IICO)
Class II Shares
Ivy VIP Pathfinder         Ivy Investment Management  Securian Asset Management, Inc.
Moderately Aggressive --   Company (IICO)
Managed Volatility --
Class II Shares
Ivy VIP Pathfinder         Ivy Investment Management
Moderately Conservative    Company (IICO)
-- Class II Shares
Ivy VIP Pathfinder         Ivy Investment Management  Securian Asset Management, Inc.
Moderately                 Company (IICO)
Conservative -- Managed
Volatility -- Class II
Shares

DESCRIPTION OF THE CONTRACT

Your contract may be used in connection with all types of tax-qualified plans, state deferred compensation plans or individual retirement annuities adopted by, or on behalf of individuals. It may also be purchased by individuals not as a part of any retirement plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date.

You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details. The annuitant must be the same as the owner except in situations where the owner is other than a natural person, such as a trust, corporation or similar entity or where otherwise agreed to by us.

RIGHT OF CANCELLATION OR "FREE LOOK"

You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: Annuity Services P.O. Box 64628 St. Paul, MN 55164-0628. If you cancel and return your contract during the "free look period", we will refund to you the amount required by your state. This amount is either your contract value less the amount of any credit enhancement(s) which were credited to your contract plus any premium tax charges that may have been deducted, or your purchase payments at the time you exercise your free look right. Purchase payments will be invested in accordance with your allocation instructions during the free look period. You may bear the investment risk for your purchase payments during this period.

Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.

1035 EXCHANGES OR REPLACEMENTS

If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a "Section 1035 Exchange" or "Replacement", it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see "Federal Tax Status --
Section 1035 Exchanges."

PURCHASE PAYMENTS

You choose when to make purchase payments. Your initial purchase payment must be at least equal to the following and must be in U.S. dollars:

                 $10,000

          $2,000 for IRAs and Qualified Retirement Plans

We may reduce the initial purchase payment requirement if you purchase this contract through a 1035 exchange or qualified plan, direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial purchase payment for this contract; but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial purchase payment requirement due to market conditions.

You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to retirement plans. Be sure to review your retirement plan's contribution rules applicable to your situation.

We will return your initial payment or any subsequent payment within five business days if: (1) your application or instructions fail to specify which Portfolios you desire, or are otherwise incomplete, or (2) you do not consent to our retention of your payment until the application or instructions are made complete and in "good order."

Purchase payments subsequent to your initial payment must be at least $500 regardless of the type of contract you purchase or the retirement plan with which it is used. Total purchase payments may not exceed $5,000,000, for the benefit of the same owner or annuitant except with our consent. In addition, total aggregate purchase payments (or transfers) allocated to the General Account and each of the Guarantee Periods of the Guaranteed Term Account, may not exceed $250,000, without our prior consent. Currently we are waiving this limitation up to an aggregate amount of $500,000. For purposes of these limitations, we may aggregate other Minnesota Life annuity contracts with this one. Additional purchase payments will not be accepted while either the owner or joint owner qualifies under the nursing home or terminal illness provisions for the waiver of any deferred sales charges.

CREDIT ENHANCEMENT AND RECAPTURE

For contracts issued after May 1, 2008, when you make a purchase payment to your contract, we will add an amount, called a credit enhancement, to your contract value if your cumulative net purchase payments meet or exceed $250,000. Cumulative net purchase payments are the total of all purchase payments we have received for this contract less any prior withdrawals from contract value (including associated charges). No credit enhancement will be applied if your cumulative purchase payments are less than $250,000.

When we receive a purchase payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net purchase payments, according to the following schedule:

        CUMULATIVE NET PURCHASE PAYMENTS  CREDIT ENHANCEMENT PERCENTAGE
        --------------------------------  -----------------------------
             $250,000-$499,999.99                     0.25%
             $500,000-$749,999.99                     0.50%
             $750,000-$999,999.99                     0.75%
              $1,000,000 or more                      1.00%

The amount of the credit enhancement will be calculated as follows:

   a. cumulative net purchase payments; multiplied by

   b. the applicable credit enhancement percentage from the table above; minus

   c. any credit enhancements previously applied to contract value

The credit enhancement will be added to your contract value and allocated to the sub-accounts of the variable account, the general account and the guaranteed term account options in the same proportion as the purchase payment that triggers the credit enhancement calculation.

We will take back, or recapture, credit enhancements in the following circumstances:

   1) If you return your contract under the right of cancellation/free look provision, we will deduct an amount equal to all of the credit enhancements added to your contract;

   2) If a death benefit is paid, we will deduct an amount equal to all credit enhancements added to your contract within 12 months of the date any amounts are paid out as a death benefit; and

   3) If you apply amounts to provide annuity payments (i.e., annuitize) we will recapture all credit enhancements added to your contract within 12 months of the date you apply amounts to provide annuity payments.

We will never recapture more than the dollar amount of the credit enhancement added to your contract. In other words, we do not recapture investment gain or earnings attributable to credit enhancements. However, decreases in your contract's sub-account values, which includes the value of the accumulation units attributable to credit enhancements, does not diminish the dollar amount subject to recapture. Therefore, additional accumulation units must become subject to recapture as the value of accumulation units decreases. Stated differently, you bear the investment risk for the credit enhancements added to your contract because the proportionate share of any contract owner's variable contract value that we recapture increases as the variable contract value decreases. This has the potential to dilute somewhat the contract owner's interest in their contract as compared to other contract owners who do not trigger the recapture provision. Finally, because it is not administratively feasible to track unvested credit enhancements, we are unable to refund any asset based fees or charges that might be applied to credit enhancements which are subsequently recaptured.

The credit enhancements are treated as earnings for federal tax purposes. Credit enhancements are also treated as earnings, not purchase payments, when you calculate a benefit, such as an optional benefit, under the contract. Some of the guaranteed and optional benefits under this contract have an initial benefit value equal to the amount of your purchase payments. Since the credit enhancement is not treated as a purchase payment, it will not increase the initial value of that benefit. If however, a benefit calculation uses the contract value, such as when a benefit "resets" or if the benefit is added on a contract anniversary with an initial benefit equal to contract value, the current value of the credit enhancement will be reflected in the guaranteed or optional benefit.

The Guaranteed Minimum Death Benefit, each optional death benefit rider (except EEB and EEB II), and each optional living benefit rider has an initial benefit value based on purchase payments. For examples of how the credit enhancement may impact a particular optional benefit, please see Appendix H.

The deferred sales charges may be higher and the deferred sales charge period may be longer than other products that do not offer a credit enhancement. Also, the mortality and expense risk charge may be higher than that charged under other products which, in some cases, offer comparable features, but which have no credit enhancement. We use a portion of the deferred sales charge and mortality and expense risk charge to recover the cost of providing the credit enhancement and to the extent these amounts exceed our costs we expect to make a profit.

There may be circumstances under which the contract owner may be worse off from having received the credit enhancement. For example, if the contract owner cancels the contract during the free look period, we recapture the dollar value of all of the credit enhancements that had been credited to your contract. If the state law provides that contract value is returned on a free look, and if the performance of the applicable sub-accounts has been negative during that period, we will return the contract value less the credit enhancement(s). The negative performance associated with the credit enhancement will reduce the contract value more than if the credit enhancement had not been applied.

AUTOMATIC PURCHASE PLAN

If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent purchase payment amount is reduced to $100. You may elect purchase payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a valuation date, for example because it's a holiday or weekend, the transaction will be processed on the next valuation date.

PURCHASE PAYMENT ALLOCATION OPTIONS

Your purchase payments may be allocated to a portfolio of the variable annuity account, to our general account or to one or more guarantee period(s) of the guaranteed term account. There is no minimum amount which must be allocated to any of the allocation options. Total aggregate purchase payments or transfers allocated to the General Account and each of the Guarantee Periods of the Guaranteed Term Account, may not cause the aggregate value of the general account and each of the guarantee periods of the Guaranteed Term Account to exceed $250,000 for the same owner or annuitant without our prior consent.

CUSTOMCHOICE ALLOCATION OPTION

In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you purchase one of the optional living benefit riders other than GIPB. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. IN PROVIDING THIS ALLOCATION OPTION, MINNESOTA LIFE IS NOT PROVIDING INVESTMENT ADVICE OR MANAGING THE ALLOCATIONS UNDER YOUR CONTRACT. THIS IS NOT AN INVESTMENT ADVISORY ACCOUNT. IF YOU PARTICIPATE IN THIS OPTION YOU HAVE SOLE AUTHORITY TO MAKE INVESTMENT ALLOCATION DECISIONS WITHIN THE DEFINED LIMITATIONS. If you choose to participate in this option you must allocate 100% of your contract value within the limitations set forth below. You may transfer your contract value among the fund options within a group or among funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between funds within the CustomChoice Allocation Option will be validated against the limitations based on contract values as of the valuation date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.

If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. THE GENERAL ACCOUNT AND GUARANTEED TERM ACCOUNT OPTIONS ARE NOT AVAILABLE IF YOU PARTICIPATE IN THE CUSTOMCHOICE ALLOCATION OPTION.

In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. ASSET ALLOCATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST A LOSS IN A DECLINING MARKET.

To participate in the CustomChoice Allocation Option you must allocate 100% of your contract value to Groups A, B, C, D, and E, according to the following limitations:

    Group A -- a MINIMUM of 30% and MAXIMUM of 60% of your total allocation, but no more than 30% of your total allocation may be allocated to any single fund in Group A

    Group B -- a MINIMUM of 40% and MAXIMUM of 70% of your total allocation

    Group C -- a MAXIMUM of 30% of your total allocation

    Group D -- a MAXIMUM of 10% of your total allocation

    Group E -- a MAXIMUM of 5% of your total allocation

Please note -- the above percentage limitations require that you allocate a minimum of 30% of your contract value to Group A and a minimum of 40% of your contract value to Group B. You are not required to allocate anything to Groups C, D, or E.

The underlying funds in each group are:

GROUP A (30% -- 60% -- NO MORE THAN 30% IN ANY SINGLE FUND)

                         ------------------------------
                         IVY VARIABLE INSURANCE
                         PORTFOLIOS
                             Ivy VIP Corporate Bond
                             Ivy VIP Government
                             Money Market
                             Ivy VIP Limited-Term
                             Bond
                         ------------------------------

GROUP B (40% -- 70%)

                         -----------------------------
                         IVY VARIABLE INSURANCE
                         PORTFOLIOS
                             Ivy VIP Pathfinder
                             Moderately Aggressive
                             -- Managed Volatility
                             Ivy VIP Pathfinder
                             Moderately
                             Conservative --
                             Managed Volatility
                             Ivy VIP Pathfinder
                             Moderate -- Managed
                             Volatility
                         -----------------------------

GROUP C (UP TO 30%)

                         ------------------------------
                         IVY VARIABLE INSURANCE
                         PORTFOLIOS
                             Ivy VIP Asset Strategy
                             Ivy VIP Balanced
                             Ivy VIP Core Equity
                             Ivy VIP Global Equity
                             Income
                             Ivy VIP Growth
                             Ivy VIP Pathfinder
                             Aggressive
                             Ivy VIP Pathfinder
                             Conservative
                             Ivy VIP Pathfinder
                             Moderate
                             Ivy VIP Pathfinder
                             Moderately Aggressive
                             Ivy VIP Pathfinder
                             Moderately
                             Conservative
                             Ivy VIP Value
                         ------------------------------

GROUP D (UP TO 10%)

                         ------------------------------
                         IVY VARIABLE INSURANCE
                         PORTFOLIOS
                             Ivy VIP Global Bond
                             Ivy VIP Global Growth
                             Ivy VIP International
                             Core Equity
                             Ivy VIP Mid Cap Growth
                             Ivy VIP Small Cap Core
                             Ivy VIP Small Cap
                             Growth
                         ------------------------------

GROUP E (UP TO 5%)


                         -----------------------------
                         IVY VARIABLE INSURANCE
                         PORTFOLIOS
                             Ivy VIP Energy
                             Ivy VIP High Income
                             Ivy VIP Natural
                             Resources
                             Ivy VIP Science and
                             Technology
                             Ivy VIP Securian Real
                             Estate Securities
                             Ivy VIP Small Cap
                             Growth
                         -----------------------------


REBALANCING

If you elect to use the CustomChoice Allocation Option, your contract value will automatically be rebalanced each quarter. When we rebalance your contract value we will transfer amounts between sub-accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the contract date. If the contract date is after the 25/th/ of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. REBALANCING DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

POSSIBLE CHANGES

We reserve the right to add, remove, or change the groups, the funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a purchase payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the purchase payment, reallocation request or transfer request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If a contract owner makes an allocation change request to a group or fund that is no longer available, the contract owner will be obligated to provide a new allocation instruction to a group or fund available at the time of the request. Until your next purchase payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.

TERMINATION

To terminate participation in the CustomChoice Allocation Option you must allocate your entire contract value to another allocation plan approved for use with the rider you have elected.

TRANSFERS

Values may be transferred between the general account, guarantee period(s) of the guaranteed term account and/or between or among the portfolios of the variable annuity account. You may effect transfers or change allocation of future purchase payments by written request, internet (through our Online Service Center) or telephone transfer. We will make the transfer on the basis of accumulation unit values next determined after receipt of your request at our home office.

You may make 12 transfers each contract year for each contract by U.S. Mail, facsimile, or telephone. Once you have executed the 12 transfers, you may only submit additional transfer requests by U.S. Mail or overnight delivery service. Transfer requests submitted through same day mail or courier service will not be accepted. If you want to cancel a transfer request after you have executed 12 transfers, you must also cancel it in writing by U.S. Mail or overnight delivery service. Systematic transfers will not count towards this limitation.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We have procedures designed to provide reasonable assurance that telephone or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or persons authorized by them to provide identifying information to us, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions.

There is generally no dollar amount limitation on transfers. However, transfers may not cause the aggregate value of the general account and each of the guaranteed periods to exceed $250,000 without our prior consent. Currently we are waiving this limitation up to an aggregate amount of $500,000. In addition, transfers from the general account will be limited to a single transfer during any contract year in an amount not to exceed 20% of the general account value at the time of the transfer request. However, in the case of general account values of $1,000 or less, we will allow a one-time transfer of the entire general account value to the portfolios of the variable annuity account or to a guarantee period of the guaranteed term account. (Additional limitations apply in the case of systematic transfer arrangements. See "Systematic Transfer Arrangements".)

No deferred sales charge will be imposed on transfers. In addition, there is no charge for transfers. A market value adjustment may apply in the case of amounts transferred from a guarantee period of the guaranteed term account. Please refer to the section "General Information -- The General Account and Guaranteed Term Account" for details.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.

MARKET TIMING AND DISRUPTIVE TRADING

This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

  . whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

  .  the number of transfers in the previous calendar quarter;

  . whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, contract owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the portfolios.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

SPECULATIVE INVESTING

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your contract may not be traded on any stock exchange or secondary market. By purchasing this contract you represent and warrant that you are not using this contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

SYSTEMATIC TRANSFER ARRANGEMENTS

We offer certain systematic transfer arrangements including rebalancing and dollar cost averaging. You may elect either of these methods to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect both of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). After annuitization, the date must range from the 2nd to the 25th day of the month. If a transaction cannot be completed on that date, for example, because it's a weekend or holiday, it will be processed on the next valuation date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single contract year described above.

    AUTOMATIC PORTFOLIO REBALANCING

Rebalancing is a technique where you instruct us to re-allocate specific portfolios periodically to a predetermined percentage. We will re-allocate your portfolios based on the designated date, frequency and percentage instructions you provide to us.

Rebalancing will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. Rebalancing is not available for values in a guarantee period of the guaranteed term account. You may transfer a specified amount from the general account on a monthly, quarterly, semi-annual or annual basis. The maximum initial amount transferred may not exceed 10% of your current general account value at the time of the transfer request. For contracts where the general account value has increased during the year because of transfers into the general account, or because of additional purchase payments made after the transfer program has been established, rebalances will be allowed to the extent of the greater of the current transfer amount or 10% of the then current general account value. We reserve the right to alter such transfer restrictions, even if you have established rebalancing out of the general account previously, but will do so only upon prior written notice to you.

If you elect a variable annuitization, the annuitant may instruct us to rebalance the variable sub-accounts. Rebalancing is not available for any portion that is a fixed annuitization.

    DOLLAR COST AVERAGING

Dollar Cost Averaging ("DCA") is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market's volatility in your portfolio. You must instruct us with the date, amount, frequency and the portfolios you wish to be included.

DCA will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. DCA instructions will remain active until the portfolio is depleted in the absence of specific instructions otherwise. Although DCA is available for values in the guaranteed term account remember that amounts transferred prior to the end of a guarantee period may be subject to a market value adjustment. DCA is not available after you annuitize.

You may use DCA to transfer your entire general account value out of the general account over a set period of time. The minimum period of time is 12 months if it is set up on a monthly basis. If set up on a less frequent basis, the minimum period of time is the time period needed to complete 12 transfers, (e.g., quarterly would be over a period of 3 years).

You may also transfer a specified amount from the general account on a monthly, quarterly, semi-annual or annual basis. The maximum initial amount transferred may not exceed 10% of your current general account value at the time of the transfer request. For contracts where the general account value has increased during the year because of transfers into the general account, or because of additional purchase payments made after the transfer program has been established, DCA will be allowed to the extent of the greater of the current transfer amount or 10% of the then current general account value. We reserve the right to alter such transfer restrictions, even if you have established DCA out of the general account previously, but will do so only upon prior written notice to you.

PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

CREDITING ACCUMULATION UNITS

During the accumulation period each purchase payment is credited on the valuation date on or following the date we receive the purchase payment at our home office. We will credit your purchase payments allocated to the variable annuity account, to your contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account.

The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the portfolio(s).

We will determine the value of accumulation units on each day on which each portfolio is valued. The net asset value of the portfolios' shares shall be computed once daily, and, in the case of money market portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange ("Exchange") (currently, 3:00 p.m., Central
Time), on each day, Monday through Friday, except:

  . days on which changes in the value of that portfolio's securities will not materially affect the current net asset value of that portfolio's shares,

  . days during which none of that portfolio's shares are tendered for redemption and no order to purchase or sell that portfolio's shares is received by that portfolio, and

  . customary national business holidays on which the Exchange is closed for trading.

The value of accumulation units for any given sub-account will be the same for all purchase payments we receive at our home office on that day prior to the close of the Exchange. Purchase payments received after the close of business of the Exchange will be priced on the next valuation date.

In addition to providing for the allocation of purchase payments to the sub-account of the variable annuity account, the contracts allow you to allocate purchase payments to our general account or to the guarantee periods of the guaranteed term account for accumulation at a guaranteed interest rate.

VALUE OF THE CONTRACT

The contract value of your contract at any time prior to when annuity payments begin can be determined by multiplying the number of accumulation units of each portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to the general account and guarantee period(s) of the guaranteed term account. There is no assurance that your contract value will equal or exceed your purchase payments.

ACCUMULATION UNIT VALUE

The value of an accumulation unit for each sub-account of the variable annuity account was set at $1.000000 on the first valuation date of the sub-account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying:

  . the value of that accumulation unit on the immediately preceding valuation date by,

  . the net investment factor for the applicable sub-account (described below) for the valuation period just ended.

The value of an accumulation unit any day other than a valuation date is its value on the next valuation date.

NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD

The net investment factor is an index used to measure the investment performance of a sub-account of the variable annuity account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for that sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.25% per annum (1.35% per annum after annuitization). If you elected an optional benefit with a daily separate account charge, the charge associated with that option will also be deducted.

The gross investment rate may be positive or negative and is equal to:

  . the net asset value per share of a portfolio share held in a sub-account of the variable annuity account determined at the end of the current valuation period, plus

  . the per share amount of any dividend or capital gain distribution by the portfolio if the "ex-dividend" date occurs during the current valuation period, divided by,

  . the net asset value per share of that portfolio share determined at the end of the preceding valuation period.

REDEMPTIONS, WITHDRAWALS AND SURRENDER

Prior to the date annuity payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:

  . on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or

  . when the withdrawal is requested because of an excess contribution to a tax-qualified contract.

To request a withdrawal or surrender (including 1035 exchanges) you may submit to Annuity Services a fully completed and signed surrender or withdrawal form authorized by Minnesota Life. You may also request certain partial withdrawals by telephone if we have a completed telephone authorization on file. Contact Annuity Services for details.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We require contact owners or persons authorized by them to provide identifying information to use, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions. Minnesota Life will not be liable for any loss, expense, or cost arising out of any requests that we reasonably believe to be authentic.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request. We also reserve the right to suspend or limit telephone transactions.

Withdrawal values will be determined as of the valuation date we receive your written withdrawal request at our home office. Unless you tell us otherwise, withdrawals (including systematic withdrawals) will be made from the variable annuity account, the general account and all guarantee periods of the guaranteed term account on a pro rata basis.

Your contract value will be reduced by the amount of your withdrawal and any applicable deferred sales charge. Withdrawals or surrenders from one of the guarantee periods of the guaranteed term account may also be subject to a market value adjustment. Please refer to the sections titled; "General Information -- The General Account" and the "Guaranteed Term Account" for details.

If a withdrawal leaves you with a contract value of less than $1,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract's surrender value, as calculated below.

Before annuity payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single cash sum. The surrender value of your contract is the contract value computed as of the valuation date your surrender request is received, reduced by any applicable deferred sales charge and any market value adjustment for amounts held in a guarantee period of the guaranteed term account. In lieu of a cash sum payment, you may elect an annuity. In most cases, once annuity payments begin for an annuitant, the annuitant cannot surrender annuity benefit and receive a single sum instead (see "Electing the Retirement Date and Annuity Option" for more information).

MODIFICATION AND TERMINATION OF THE CONTRACT

Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.

The contract permits us to cancel your contract, and pay you its contract value if:

  . no purchase payments are made for a period of two or more full contract years, and

  . the total purchase payments made, less any withdrawals and associated charges, are less than $2,000, and

  .  the contract value of the contract is less than $2,000.

We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the contract anniversary unless we receive an additional purchase payment before the end of that ninety day period. We will not terminate your contract solely because of poor sub-account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply.

ASSIGNMENT

If the contract is sold in connection with a tax-qualified program (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), then:

  . neither the annuitant's or your interest may be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and

  . to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

If the contract is not issued in connection with a tax-qualified program, any person's interest in the contract may be assigned during the lifetime of the annuitant. You should discuss the tax consequences with your tax advisor.

We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

DEFERMENT OF PAYMENT

We will pay any single sum payment within seven days after the date the payment is called for by the terms of the contract, unless the payment is postponed for:

  . any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC");

  . any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the portfolio(s) or to fairly determine the value of the assets of the portfolio(s); or

  . other periods the SEC by order permits for the protection of the contract owners.

See the section titled "General Account and Guaranteed Term Account", for additional restrictions on those options.

CONFIRMATION STATEMENTS AND REPORTS

You will receive confirmation statements of any unscheduled purchase payment, transfer, or withdrawal; surrender; and payment of any death benefit. Quarterly statements will be made available to you with certain contract information. However, we may not deliver a quarterly statement if you do not have any transactions during that quarter. Statements will include the number of accumulation units in your contract, current value of those units and the contract's total value. Scheduled transactions such as systematic withdrawals, automatic purchase plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the general account or guarantee periods of the guaranteed term account.

CONTRACT CHARGES AND FEES

DEFERRED SALES CHARGE

No sales charge is deducted from a purchase payment made for this contract at the time of its receipt. However, when a contract's value is reduced by a withdrawal or a surrender, a deferred sales charge ("DSC") may be deducted. The DSC applies to the total amount withdrawn, including the DSC (see example below). A DSC of up to 8% may apply to partial withdrawals and surrenders. The DSC will be deducted pro rata from all sub-accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.

The schedule in the table is applied separately to each purchase payment. All purchase payments will be allocated to a withdrawal or a surrender for this purpose on a first-in, first-out basis. This means that the withdrawal or surrender will be taken from the oldest purchase payment first. It applies only to withdrawal or surrender of purchase payments. The applicable DSC percentage is as shown in the table below:

                      YEARS SINCE PURCHASE PAYMENT  CHARGE
                      ----------------------------  ------
                                 0-1                  8%
                                 1-2                  8%
                                 2-3                  7%
                                 3-4                  6%
                                 4-5                  6%
                                 5-6                  5%
                                 6-7                  4%
                                 7-8                  3%
                           8 and thereafter           0%

The amount of the DSC is determined by:

  . calculating the number of years each purchase payment being withdrawn has been in the contract;

  . multiplying each purchase payment withdrawn by the appropriate sales charge percentage in the table; and

  . adding the DSC from all purchase payments so calculated. This amount is then deducted from your contract value.

EXAMPLE Assume that all amounts to be withdrawn are subject to a DSC. If the contract owner requests a withdrawal of $1,000, and the applicable sales charge is 8% (because the purchase payment was made within the last 2 years), the contract owner will receive $1,000, the sales charge will be $86.96 (which represents the sales charge applied to the total amount withdrawn, including the sales charge) and the total withdrawal amount deducted from the contract value will equal $1,086.96.

The DSC will not apply to:

  . Amounts withdrawn in any contract year that are less than or equal to the annual "free amount." The free amount shall be equal to the greater of:
     (1) contract value less purchase
     payments not previously withdrawn, or (2) 10% of the sum of purchase payments not previously withdrawn and still subject to DSC as of the most recent contract anniversary; plus 10% of purchase payments received by us during the current contract year and not previously withdrawn, if any.

  .  Amounts withdrawn to pay the annual maintenance fee.

  . Amounts payable as a death benefit upon the death of the owner or the annuitant, if applicable.

  .  Amounts applied to provide annuity payments under an annuity option.

  . Amounts withdrawn because of an excess contribution to a tax-qualified contract (including, for example, IRAs and tax sheltered annuities).

  . The difference between any required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract and any annual "free amount" allowed.

  . A surrender or withdrawal requested any time after the first contract anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.

  . A surrender or withdrawal requested any time after the first contract anniversary and in the event that you are diagnosed with a terminal illness as described below.

  . A surrender or a single withdrawal amount any time after the first contract anniversary if the unemployment waiver applies.

  . Withdrawals in a contract year if less than or equal to the Guaranteed Annual Withdrawal (GAW) if you have purchased the Guaranteed Minimum Withdrawal Benefit option.

  . Withdrawals in a contract year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit II-Single, Guaranteed Lifetime Withdrawal Benefit II-Joint, Encore Lifetime Income-Single, Encore Lifetime Income-Joint, Ovation Lifetime Income-Single, Ovation Lifetime Income-Joint, Ovation Lifetime Income II-Single, or Ovation Lifetime Income II-Joint options.

    NURSING HOME OR TERMINAL ILLNESS WAIVER

    A surrender or withdrawal request made any time after the first contract anniversary due to the owner's confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Nursing Home Waiver). The request must be made while the owner is still confined or within 90 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is:

       .  prescribed by a licensed Physician in writing; and

       . based on physical limitations which prohibit daily living in a non-institutional setting.

    A surrender or withdrawal request made any time after the first contract anniversary in the event the owner is diagnosed with a terminal illness will also not be subject to a DSC (Terminal Illness Waiver). A terminal illness for this purpose is a condition which:

       .  is diagnosed by a licensed Physician; and

       .  is expected to result in death within 12 months.

    For purposes of these provisions, we must receive due proof, satisfactory to us, of the owner's confinement or terminal illness in writing. Physician for this purpose means a licensed medical doctor (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the owner, the annuitant or a member of either the owner's or the annuitant's immediate families.

    If the owner of this contract is other than a natural person, such as a trust or other similar entity, benefits payable due to nursing home confinement or terminal illness will be based upon the annuitant.

    If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

    The Nursing Home Waiver is not available in Massachusetts. In Texas and New Jersey there is no one year waiting period for a surrender or withdrawal request due to the owner's confinement in a hospital or medical care facility; or if the owner is diagnosed with a terminal illness.

    UNEMPLOYMENT WAIVER

    Any time after the first contract anniversary, the DSC will be waived for a single withdrawal from or surrender of your contract if you become unemployed. To qualify for this benefit, you must take the following steps:

       . provide us proof from a state unemployment agency indicating you have been receiving unemployment benefits for at least 60 consecutive days;

       . provide us proof that you were a full-time employee (at least 30 hours per week) on the date your contract was issued; and

       . apply for this benefit within 180 days of receipt of your first unemployment compensation payment.

    If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

    This waiver may be exercised only one time. It is not available in Texas or Massachusetts.

MORTALITY AND EXPENSE RISK CHARGE

We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly annuity payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.

For assuming these risks, we make a deduction from the variable annuity account at the rate of 1.25% annually following of the net asset value during the accumulation period. During the annuity period the annual rate changes to 1.35%.

ANNUAL MAINTENANCE FEE

We charge an annual maintenance fee for maintaining the records and documents with each contract. This fee is $50 and it will be deducted on each contract anniversary and at surrender of the contract on a pro rata basis from your accumulation value in the variable annuity account. We waive this fee if the greater of your purchase payments, less withdrawals, or your contract value is $50,000 or more at each contract anniversary.

OPTIONAL CONTRACT RIDER CHARGES

If you elect one of the optional death benefits and/or one of the other contract options, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or "retained earnings" may be used to cover any distribution costs not recovered through the Deferred Sales Charge (DSC).

HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION -- CHARGE

  . If you purchase the HAV II optional death benefit, we will deduct an HAV II death benefit charge (HAV II charge) on a quarterly basis for expenses related to this optional benefit. The annual HAV II charge is equal to 0.30% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the HAV II charge (0.075%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Death Benefits -- Optional Death Benefits' for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

PREMIER II DEATH BENEFIT (PDB II) OPTION -- CHARGE

  . If you purchase the PDB II optional death benefit, we will deduct a PDB II death benefit charge (PDB II charge) on a quarterly basis for expenses related to this optional benefit. The annual PDB II charge is equal to 0.80% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the PDB II charge (0.20%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Death Benefits -- Optional Death Benefits' for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION -- CHARGE

  . If you purchase the EEB II optional benefit, we will deduct an annual EEB II benefit charge for expenses related to this optional benefit. The EEB II charge is equal to 0.25% annually of the contract value allocated to the variable annuity account and this amount will be deducted daily from amounts held in the variable annuity account. This charge will also be applied as a reduction to the interest rate for any portion of your contract value allocated into the general account or the guaranteed term account. The reduced interest rate will in no event be less than the minimum guaranteed interest rate for your contract. See the section of this Prospectus entitled 'Death Benefits -- Optional Death Benefits' for additional information.

     The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized.

HIGHEST ANNIVERSARY VALUE (HAV) DEATH BENEFIT OPTION -- CHARGE

  . If you purchase the HAV optional death benefit, we will deduct an annual HAV death benefit charge (HAV charge) for expenses related to this optional benefit. The HAV charge is equal to 0.15% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

5% DEATH BENEFIT INCREASE (5% DBI) OPTION -- CHARGE

  . If you purchase the 5% DBI optional death benefit, we will deduct an annual 5% DBI death benefit charge for expenses related to this optional benefit. The 5% DBI charge is equal to 0.25% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

PREMIER DEATH BENEFIT (PDB) OPTION -- CHARGE

  . If you purchase the PDB optional death benefit, we will deduct an annual PDB death benefit charge for expenses related to this optional benefit.
     The PDB charge is equal to 0.35% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

ESTATE ENHANCEMENT BENEFIT (EEB) OPTION -- CHARGE

  . If you purchase the EEB optional benefit, we will deduct an annual EEB benefit charge for expenses related to this optional benefit. The EEB charge is equal to 0.25% annually of the variable contract value and this amount will be deducted from amounts held in the variable annuity account. This charge will also reduce the interest rate available with this option. See the "Other Contract Options -- Estate Enhancement Benefit Option" section of this Prospectus for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION -- CHARGE

  . If you purchase the GMIB optional benefit, we will deduct an annual GMIB benefit charge for expenses related to this optional benefit. The current GMIB benefit charge is equal to 0.95% multiplied by the GMIB benefit base amount. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB benefit base is determined. The maximum possible charge for this rider is 1.50%. Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the GMIB benefit charge will be calculated and deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. The charge does not apply after annuitization. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

ENCORE LIFETIME INCOME- SINGLE (ENCORE- SINGLE) OPTION -- CHARGE

  . If you purchase the Encore - Single optional benefit, we will deduct an Encore - Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual

     Encore - Single charge is equal to 1.10% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

ENCORE LIFETIME INCOME- JOINT (ENCORE- JOINT) OPTION -- CHARGE

  . If you purchase the Encore - Joint optional benefit, we will deduct an Encore - Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The annual Encore - Joint charge is equal to 1.30% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.00% of the greater of the contract value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME II-SINGLE (OVATION II-SINGLE) OPTION -- CHARGE

  . If you purchase the Ovation II - Single optional benefit, we will deduct an Ovation II - Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II - Single charge is equal to 1.20% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.25% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II - Single charge (0.30%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME II-JOINT (OVATION II-JOINT) OPTION -- CHARGE

  . If you purchase the Ovation II - Joint optional benefit, we will deduct an Ovation II - Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II - Joint charge is equal to 1.20% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II - Joint charge (0.30%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE) OPTION -- CHARGE

  . If you purchase the Ovation-Single optional benefit, we will deduct an Ovation-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Single charge is equal to 1.15% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Single charge (0.2875%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT) OPTION -- CHARGE

  . If you purchase the Ovation-Joint optional benefit, we will deduct an Ovation-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Joint charge is equal to 1.65% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Joint charge (0.4125%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION -- CHARGE

  . If you purchase the GIPB optional benefit, we will deduct an annual GIPB benefit charge for expenses related to this optional benefit. The GIPB charge is equal to 0.50% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION -- CHARGE

  . If you purchase the GMWB optional benefit, we will deduct a GMWB benefit charge on a quarterly basis for expenses related to this optional benefit. The current GMWB charge is equal to 0.50% annually multiplied by the Guaranteed Withdrawal Benefit
     (GWB) amount. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. The maximum possible annual charge will never exceed 1.00% of the GWB amount. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION -- CHARGE

  . If you purchase the GLWB optional benefit, we will deduct a GLWB benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB charge is equal to 0.60% of contract value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contractowner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION --
CHARGE

  . If you purchase the GLWB II-Single Life optional benefit, we will deduct a GLWB II-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II- Single charge is equal to 0.60% of the greater of the contract value or the Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for the rider is 1.00%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II- Single effective date and at the end of every three months thereafter, one quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION -- CHARGE

  . If you purchase the GLWB II-Joint Life optional benefit, we will deduct a GLWB II-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II- Joint charge is equal to 0.75% of the greater of the contract value, or the Guaranteed Withdrawal Benefit (GWB) amount deducted quarterly. The maximum possible charge for the rider is 1.15%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II- Joint effective date and at the end of every three months thereafter, one quarter of the GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

PREMIUM TAXES

Deduction for any applicable state premium taxes may be made from each purchase payment or when annuity payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted.

MARKET VALUE ADJUSTMENT

See the section titled "The General Account and the Guaranteed Term Account" for a complete description of this charge.

UNDERLYING PORTFOLIO CHARGES

These are deductions from and expenses paid out of the assets of the portfolio companies that are described in the prospectuses of those portfolios.

ANNUITIZATION BENEFITS AND OPTIONS

ANNUITY PAYMENTS

When you elect annuity payments to commence, or annuitize, you elect to convert your contract value into a stream of payments. This is sometimes referred to as the "payout" phase of your contract. You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your contract value will be reduced by the amount you annuitize. If you choose a partial annuitization in a non-qualified contract with a life contingent option or a period certain of 10 years or more, the cost basis in the contract will be allocated pro rata between each portion of the contract. Partial annuitization is treated as a withdrawal for purposes of benefits provided under optional death and living benefit riders. You may wish to consult with your tax advisor in the event you choose a partial annuitization with an option that is not a life contingent option or period certain of less than 10 years as the tax treatment under the Internal Revenue Code is unclear. Values will be allocated at your direction to our general account for purposes of providing a fixed annuity payment and to the sub-accounts of the variable annuity account for purposes of providing variable annuity payments. You also need to elect an annuity option, which is described below.

If you choose a variable annuitization, annuity payments are determined by several factors:

   (a) the Assumed Investment Return (AIR) and mortality table specified in the contract,

   (b) the age and gender of the annuitant and any joint annuitant,

   (c) the type of annuity payment option you select, and

   (d) the investment performance of the portfolios you select.

The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of those units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the portfolios. In other words, the annuity payments will vary with the investment experience of the assets of the portfolios you select. The dollar amount of payment determined for each sub-account will be aggregated for purposes of making payments.

When your contract is annuitized, any death benefit or living benefit rider is terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. However, your beneficiaries may be entitled to any remaining annuity payments, depending on the annuity option used. You should refer to the section of the prospectus describing the specific optional benefit you have elected and the Annuity Options section below for additional information.

Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial advisor and consider requesting an annuitization illustration before you decide.

ELECTING THE RETIREMENT DATE AND ANNUITY OPTION

You must notify us in writing at least 30 days before annuity payments are to begin. Under the contract, if you do not make an election for an annuity commencement date, annuity payments will begin automatically on the maturity date. Unless you have agreed with us to change your maturity date, the maturity date is as set forth in your contract or in an endorsement to the contract. In general, it is the first of the month on or following the oldest annuitant's 95/th/ birthday. You may elect an earlier annuity commencement date, as permitted by your contract.

Currently, it is our practice to await your instructions before beginning to pay annuity payments and we may allow you to extend the annuity commencement or maturity date stated in your contract. However, we reserve the right, in our sole discretion, to refuse to extend your annuity commencement date or the maturity date, regardless of whether we may have granted extensions in the past to you or other similarly situated contract owners. There may be adverse tax consequences for delaying the maturity date. See the section of this Prospectus entitled "Federal Tax Status" for a further description of those risks. Some broker-dealers may not allow you to elect an annuity commencement date or extend a maturity date beyond age 95.

The contract permits an annuity payment to begin on the first day of any month. The minimum first annuity payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first annuity payment would be less than $50, we may fulfill our obligation by paying in a single sum the surrender value of the contract. The maximum amount which may be applied to provide a fixed annuity under the contract without our prior consent is $1,000,000.

ANNUITY OPTIONS

The contract provides for four annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. We may make other annuity options available on request. Except for variable annuity payment under Option 4, once annuity payments have commenced you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof. If you fail to elect an annuity option and your entire contract value is in the general account, a fixed annuity will be provided and the annuity option will be a life annuity with cash refund. If a portion of your contract value is allocated to the variable sub-accounts, a fixed and/or variable annuity will be provided proportional to the allocation of your available value and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.

OPTION 1 -- LIFE ANNUITY This is an annuity payment option which is payable monthly during the lifetime of the annuitant and it terminates with the last scheduled payment preceding the death of the annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

OPTION 2 -- LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C) This is an annuity payment option which is payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.

OPTION 3 -- JOINT AND LAST SURVIVOR ANNUITY This is an annuity payment option which is payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

OPTION 4 -- PERIOD CERTAIN ANNUITY This is an annuity payment option which is payable monthly for a period certain of 10 to 20 years, as you choose; our consent is required for any other period of years. At any time prior to the annuitant's death, the annuitant may elect to withdraw the commuted value of any portion of the remaining annuity payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the general account.

If the annuitant dies before all payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain, or be commuted to a present value as determined by Minnesota Life and paid as either a single sum or applied to effect a life annuity under Option 1 or Option 2, at the beneficiary's election.

If you have elected an optional GMWB, GLWB, or single or joint versions of GLWB II, Encore, Ovation, or Ovation II benefit and it is still in effect when you reach the maximum maturity date, we will offer you a fifth annuity option. For GMWB, this option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW until the GWB is reduced to zero at which point annuity payments will cease. For contracts issued under qualified plans, this option may not be available if the period of time needed to liquidate the GWB exceeds life expectancy. For GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II, the annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the joint owner or Designated Life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

CALCULATION OF YOUR FIRST ANNUITY PAYMENT

The contract value, adjusted for any applicable market value adjustment for amounts in the guaranteed term account, is available to provide annuity payments. Some states impose a premium tax on the amounts used to provide annuity payments. These taxes may vary based on the type of plan involved and we may deduct these amounts from the amount available to provide annuity payments.

The amount of the first monthly payment depends on the annuity payment option elected, gender (except in tax-qualified plans that require the use of genderless rates), and the adjusted age of the annuitant and any joint annuitant. A formula for determining the adjusted age is contained in your contract.

The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for fixed or variable annuity payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.

If you elect a variable annuity payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each sub-account of the variable annuity account. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value for each sub-account. Thereafter, the number of annuity units remains unchanged during the period of annuity payments, except for transfers and in the case of certain joint annuity payment options which provide for a reduction in payment after the death of the annuitant.

A 4.50% assumed investment return (AIR) is used for the initial variable annuity payment determination. This would produce level annuity payments if the net investment factor remained constant at 4.50% per year. Subsequent variable annuity payments will decrease, remain the same or increase depending upon whether the actual net investment factor is less than, equal to, or greater than 4.50%. (See section entitled 'Value of Annuity Unit').

Annuity payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin annuity payments at least thirty days prior to the annuity commencement date.

AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account multiplied by the current annuity unit value for that sub-account. This dollar amount may increase or decrease from month to month.

VALUE OF THE ANNUITY UNIT

The value of an annuity unit for each sub-account of the variable annuity account will vary to reflect the investment experience of the applicable portfolio(s). It will be determined by multiplying:

   (a) the value of the annuity unit for that sub-account for the preceding valuation date by;

   (b) the net investment factor (as defined in 'Special Terms') for that sub-account for the valuation date for which the annuity unit value is being calculated; and by

   (c) a factor that neutralizes the assumed investment return. This factor reverses the assumed investment return (AIR) which is used to calculate the initial variable payment and annuity units. It substitutes the performance of the underlying funds in place of the AIR to determine the increase or decrease in the value of the annuity units.

TRANSFERS AFTER YOU HAVE ANNUITIZED YOUR CONTRACT

After you annuitize, we hold amounts as "reserves" for our obligations to make annuity payments under your contract. You specify where we hold those reserves by choosing your payment allocation. If you specify a sub-account of the variable annuity account, then the amount of your annuity payments will vary with the performance of that sub-account. Amounts held as annuity reserves may be transferred among the sub-accounts. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.

There are restrictions to such a transfer:

  . The transfer of an annuity reserve amount from any sub-account must be at least equal to $1,000 or the entire amount of the reserve remaining in that sub-account, if less.

  .  Such transfers are limited to one per contract year.

  . We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the annuity payment subject to the transfer. A transfer request received less than 3 days prior to the annuity payment due date will be made as of the next annuity payment due date.

Upon request, we will provide you with annuity reserve amount information by sub-account.

A transfer will be made on the basis of annuity unit values. The number of annuity units being transferred from the sub-account will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at the number of units which are needed to pay that same amount on the transfer date.

Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.

When we receive a request to make transfers of annuity reserves it will be effective for future annuity payments.

DEATH BENEFITS

BEFORE ANNUITY PAYMENTS BEGIN

If you die before annuity payments begin, we will pay the death benefit to the beneficiary. If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of any annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us. If your contract includes an optional living benefit, the beneficiary may be entitled to additional options. See the section entitled "Other Contract Options" for the specific optional benefit details.

The value of the death benefit will be determined as of the valuation date coincident with or next following the day we receive due proof of death and any related information necessary. Any amounts due as a death benefit in excess of the contract value on the date we receive due proof of death will be directed into the general account, guaranteed term account or the sub-accounts of the variable annuity account, in the same proportion that each allocation bears to the contract value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. The death benefit will be equal to the greater of:

(a) the contract value; or

(b) the total amount of purchase payments, adjusted pro rata/1/ for partial withdrawals (including any DSC or MVA that applied to the partial withdrawal); or

(c) if you purchased an optional death benefit when your contract was issued, the value due under the selected optional death benefit rider. (See the section titled "Optional Death Benefits" for details of this calculation.)

Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the contract value) shall continue to be affected by the portfolio performance as allocated by the contract owner. The beneficiary has the right to allocate or transfer any amount to any available portfolio option, subject to the same limitations imposed on the contract owner.

SURVIVING SPOUSE OPTION

If any portion of the death benefit is payable to the designated beneficiary who is also the surviving spouse, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and (2) the time of distribution in the event of that spouse's death. In addition, if a surviving spouse elects to assume his or her deceased spouse's contract, there may be an adjustment to the contract value in the form of a death benefit.

/1/ The pro rata adjustment will be calculated by taking the total amount withdrawn, divided by the contract value prior to the withdrawal, and multiplying the result by the death benefit just prior to the withdrawal. For example:
   (10,000 withdrawal / 90,000 contract value prior to the withdrawal) X 100,000 death benefit just prior to withdrawal = 11,111. So "b" equals:
   100,000 - 11,111 = 88,889

BENEFICIARY OTHER THAN THE SURVIVING SPOUSE

If the designated beneficiary is a person other than the owner's spouse, that beneficiary may: (1) elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as annuity payments begin not later than one year after the death, or (2) take the entire value in the contract within five years after death of the owner. If there is no designated beneficiary, then the entire value in the contract must be distributed within five years after death of the owner.

Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under the section 401(a)(9) of the Internal Revenue Code.

Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms.

IF DEATH OCCURS BEFORE ANNUITY PAYMENTS BEGIN:

 -----------------------------------------------------------------------------
                  IF:                                   THEN:
 -----------------------------------------------------------------------------
 The contract owner dies; and           The joint contract owner receives the
  . there is a surviving joint          death benefit
    contract owner; and
  . the annuitant is either living or
    deceased.
 -----------------------------------------------------------------------------
 The contract owner dies; and           The designated beneficiary receives
  . there is no joint contract owner;   the death benefit
    and
  . the annuitant is either living or
    deceased.
 -----------------------------------------------------------------------------
 The contract owner dies; and           Contract owner's estate receives the
  . there is no joint contract owner    death benefit
    and
  . there is no designated beneficiary
    (or all of the beneficiaries
    pre-decease the contract owner);
    and
  . the annuitant is either living or
    deceased.
 -----------------------------------------------------------------------------
 The annuitant dies; and                The contract owner may name a new
  . contract owner is living            annuitant
 -----------------------------------------------------------------------------
 The annuitant dies; and                The designated beneficiary receives
  . the contract owner is a             the death benefit.
    non-natural person, such as a trust
 -----------------------------------------------------------------------------

OPTIONAL DEATH BENEFITS

Effective December 7, 2012, the following optional death benefit riders are no longer available for you to elect: Highest Anniversary Value (HAV) Death Benefit Option, 5% Death Benefit Increase (5% DBI) Option, Premier Death Benefit (PDB) Option, and Estate Enhancement Benefit (EEB) Option.

At the time you purchase your contract you may elect optional death benefits based on availability in your state. You must be 75 years old or less in order to elect these options and you must elect it when you submit your application. ONCE ELECTED YOU MAY NOT CANCEL IT. There is a particular charge associated with each optional death benefit. See "Optional Contract Rider Charges" for more information. Each optional contract feature may or may not be beneficial to you depending upon your circumstances. You should consult your tax advisor and your financial advisor before you elect any optional features. These optional death benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.

The following chart provides an overview of the optional death benefit riders and combinations of riders that may be available to you, subject to state approval.


                                                  AVAILABLE IF NO                        AVAILABLE IF AN
    OPTIONAL DEATH BENEFIT RIDERS       OPTIONAL LIVING BENEFIT IS ELECTED     OPTIONAL LIVING BENEFIT IS ELECTED
    -----------------------------      -------------------------------------  -------------------------------------
HAV II                                                  Yes                                    Yes
HAV II + PDB II                                         No                                     No
HAV II + EEB II                                         Yes                                    No
PDB II                                                  Yes                                    No
PDB II + EEB II                                         Yes                                    No
EEB II                                                  Yes                                    No

After the first contract anniversary following the effective date of HAV II, PDB II, or EEB II, purchase payments are limited to a cumulative total of $25,000, without our prior consent.

In determining the amount of death benefit available under HAV II, PDB II, and EEB II, certain values may be adjusted on a "Pro-rata Basis." Values adjusted on a Pro-rata Basis means that the value being adjusted will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

   (a) is the value that is being adjusted immediately prior to the withdrawal,

   (b) is the total amount withdrawn, including any applicable charges, and

   (c) is the contract value immediately prior to the withdrawal.

HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION

The HAV II death benefit option provides for a periodic calculation of a death benefit based on the highest contract value on contract anniversaries as described below.

The initial Highest Anniversary Value is equal to the purchase payments received on the rider effective date. Any credit enhancements are not included in the initial value. Thereafter, the Highest Anniversary Value will be determined on every contract anniversary prior to and including the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person). On the day your death benefit is determined, the Highest Anniversary Value is equal to the greater of:

   (a) the contract value; or

   (b) the previous Highest Anniversary Value increased by any purchase payments and reduced on a Pro-rata Basis (as described in the subsection entitled "Optional Death Benefits") for amounts withdrawn since the previous Highest Anniversary Value was determined.

There will be no further Highest Anniversary Values determined after the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person). However, where joint owners exist, if the surviving owner continues the contract after the death of the first owner, determination of new Highest Anniversary Values may resume on the next contract anniversary until the contract anniversary following the 80th birthday of surviving owner.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH. THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

This death benefit option will terminate on the earliest of:

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments;

  .  the contract value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix M for examples of how this optional death benefit works.

PREMIER II DEATH BENEFIT OPTION

The Premier II death benefit option provides for a death benefit equal to the greater of the Highest Anniversary Value, or the 5% Increase Value.

The Highest Anniversary Value is determined in the manner described in the section entitled "Highest Anniversary Value II (HAV II) Death Benefit Option" above. The initial 5% Increase Value is equal to the purchase payments received on the rider effective date. Any credit enhancements are not included in the initial value. Thereafter, the 5% Increase Value is determined as follows:

Prior to and including the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person), the 5% Increase Value is equal to the sum of:

   (a) contract value in the general account and guaranteed term account; and

   (b) purchase payments and transfers into the variable annuity account less withdrawals and transfers out of the variable annuity account, accumulated at an interest rate of 5% compounded annually until the earlier of the date we receive proof of death or the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person) (the "Variable Portion").

After the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person), the 5% Increase Value is equal to the sum of:

   (a) contract value in the general account and guaranteed term account; and

   (b) the Variable Portion of the 5% Increase Value calculated as of the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person), less withdrawals and transfers out of the variable annuity account after that date.

The 5% Increase Value shall not exceed 200% of the sum of purchase payments adjusted on a Pro-rata Basis (as described in the subsection entitled "Optional Death Benefits") for any amounts previously withdrawn.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH. THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

This death benefit option will terminate on the earliest of:

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments;

  .  the contract value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix N for examples of how this optional death benefit works.

ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION

This optional contract rider may provide an additional amount to be added to the death benefit proceeds that become payable upon any owner's death. It is designed to help pay expenses that may be due upon an owner's death. We do not guarantee that the amounts provided by the EEB II option will be adequate to cover any such expenses that any heirs may have to pay. If any owner dies before annuity payments begin, we will pay the EEB II benefit of this contract to the beneficiary. If the owner of the contract is other than a natural person, such as a trust or other similar entity, we will pay the EEB II benefit to the beneficiary on the death of the annuitant.

The EEB II benefit will be the EEB II Percentage (as described below) multiplied by the lesser of:

   (a) the contract value less purchase payments not previously withdrawn; or

   (b) 200% of the sum of purchase payments adjusted on a Pro-rata Basis (as described in the subsection entitled "Optional Death Benefits") for any amounts previously withdrawn.

The EEB II Percentage depends on the age of the oldest owner (or the oldest annuitant in the case of a non-natural owner). The age used in determining the EEB II benefit is determined at the time the rider is issued, and it will not be adjusted upon a change of owner or annuitant. If the age of the oldest owner (or the oldest annuitant in the case of a non-natural owner) is less than 70 years at the time the rider is issued, the EEB II Percentage is equal to 40%. If the age of the oldest owner (or the oldest annuitant in the case of a non-natural owner) is 70 years or older at the time the rider is issued, the EEB II Percentage is equal to 25%.

The value of the EEB II benefit will be determined as of the valuation date coincident with or next following the day we receive proof of death at our home office. Any amounts due as an EEB II benefit will be paid as a death benefit adjustment and directed into the general account, guaranteed term account, and the sub-accounts of the variable annuity account based on the same proportion that each bears to the contract value on the date the benefit is calculated. If the contract value is less than purchase payments not previously withdrawn, the EEB II benefit is zero and no adjustment will apply.

If a surviving spouse is the sole beneficiary and elects to assume his or her deceased spouse's contract, he or she may elect to:

   (a) have any amount due under the EEB II benefit paid and this rider will terminate; or

   (b) continue this rider such that the EEB II benefit is payable on his or her death instead of the death of the owner or annuitant, as applicable.

If no election is made within 30 days following the date we receive proof of death at our home office, the EEB II benefit, if any, will be paid and the rider terminated under option (a). Option (b) may only be exercised one time per contract, and will not be an option upon the death of the surviving spouse.

This rider will terminate on the earliest of:

  .  the payment of the EEB II benefit available;

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments;

  .  the contract value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix O for examples of how this optional death benefit works.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OPTION

EFFECTIVE DECEMBER 7, 2012, THIS OPTION IS NO LONGER AVAILABLE FOR YOU TO ELECT.

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Highest Anniversary Value death benefit option provides for a periodic calculation of a death benefit based on the highest contract value on contract anniversaries as described below.

The highest anniversary value will be determined on every contract anniversary prior to and including the contract anniversary following your 80th birthday. On the day your death benefit is determined, the highest anniversary value is equal to the greater of:

(a) the contract value; or

(b) the previous highest anniversary value increased by any purchase payments and reduced pro rata for amounts withdrawn since the previous highest anniversary value was determined.

Where joint owners exist, there will be no further highest anniversary values determined after the contract anniversary following the 80(th) birthday of the oldest joint owner. After the death of the first joint owner, determination of new highest anniversary values may resume on the next contract anniversary if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

This death benefit option will terminated at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

          HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER ILLUSTRATION

                                                          HIGHEST
     CONTRACT           PURCHASE PAYMENTS      CONTRACT ANNIVERSARY  DEATH
    ANNIVERSARY  AGE ADJUSTED FOR WITHDRAWALS   VALUE      VALUE    BENEFIT
    -----------  --- ------------------------  -------- ----------- -------
        0        65          10,000             10,000    10,000    10,000
        1        66          10,000              9,000    10,000    10,000
        2        67          10,000              8,000    10,000    10,000
        3        68          10,000              9,000    10,000    10,000
        4        69          10,000             11,000    11,000    11,000
        5        70          10,000             13,500    13,500    13,500
        6        71          9,473               9,000    12,789    12,789
        7        72          9,473              10,000    12,789    12,789
        8        73          9,473              12,000    12,789    12,789
        9        74          9,473              14,000    14,000    14,000
        10       75          9,473              12,000    14,000    14,000
        11       76          9,473              15,000    15,000    15,000
        12       77          9,473              17,000    17,000    17,000
        13       78          9,473              19,000    19,000    19,000
        14       79          9,473              21,200    21,200    21,200
        15       80          9,473              23,000    23,000    23,000
        16       81          9,473              24,000    23,000    24,000

                             [CHART]
           Purchase Payments                        Highest Anniversary
  Age   Adjusted For Withdrawals   Contract Value          Value
  ---   ------------------------   --------------          -----
   65           $10,000              $10,000              $10,000
   66            10,000                9,000               10,000
   67            10,000                8,000               10,000
   68            10,000                9,000               10,000
   69            10,000               11,000               11,000
   70            10,000               13,500               13,500
   71             9,473                9,000               12,789
   72             9,473               10,000               12,789
   73             9,473               12,000               12,789
   74             9,473               14,000               14,000
   75             9,473               12,000               14,000
   76             9,473               15,000               15,000
   77             9,473               17,000               17,000
   78             9,473               19,000               19,000
   79             9,473               21,200               21,200
   80             9,473               23,000               23,000
   81             9,473               24,000               23,000


To illustrate the highest anniversary value death benefit rider, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 - 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 - 13,500 x 500 / 9,500 = 12,789.47. The adjusted highest anniversary value is still higher than the current contract value so the new highest anniversary value, and the resulting death benefit, is now $12,789.47.

On the 10th contract anniversary (owner age 75), the highest anniversary value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $14,000.

On the 15th contract anniversary (owner age 80), both the highest anniversary value and contract value are $23,000. Since this value exceeds the purchase payments adjusted for withdrawals ($9,473), the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), the highest anniversary value cannot exceed the highest anniversary value for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), for example, the highest anniversary value is not increased to the contract value. Instead, the highest anniversary value remains $23,000, the highest anniversary value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

5% DEATH BENEFIT INCREASE OPTION

EFFECTIVE DECEMBER 7, 2012, THIS OPTION IS NO LONGER AVAILABLE FOR YOU TO ELECT.

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The 5% Death Benefit Increase option provides for the calculation of a death benefit based on accumulation at a guaranteed interest rate for values in the variable annuity account. On the day your death benefit is determined, the 5% death benefit increase value is equal to the sum of:

(a) the portion of the contract value in the general account and guaranteed term account; and

(b) purchase payments and transfers into the variable annuity account, less withdrawals and transfers out of the variable annuity account, accumulated to the earlier of the date we receive due proof of death or the contract anniversary following your 80th birthday at an interest rate of 5%, compounded annually.

The 5% death benefit increase value shall not exceed 200% of the sum of purchase payments adjusted pro rata for any amounts previously withdrawn. If you die after the contract anniversary following your 80th birthday, the 5% death benefit increase value will be as of the contract anniversary following your 80th birthday, subject to the limit set forth above, less subsequent amounts withdrawn.

Where joint owners exist, there will be no further accumulation of the 5% death benefit increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

                 5% DEATH BENEFIT INCREASE RIDER ILLUSTRATION

                                                         5%
                                                       DEATH
                          PURCHASE PAYMENTS           BENEFIT
          CONTRACT          ADJUSTED FOR     CONTRACT INCREASE  DEATH
         ANNIVERSARY  AGE   WITHDRAWALS       VALUE    VALUE   BENEFIT
         -----------  --- -----------------  -------- -------- -------
             0        65       10,000         10,000   10,000  10,000
             1        66       10,000          9,000   10,500  10,500
             2        67       10,000          8,000   11,025  11,025
             3        68       10,000          9,000   11,576  11,576
             4        69       10,000         11,000   12,155  12,155
             5        70       10,000         13,500   12,763  13,500
             6        71       9,473           9,000   12,901  12,901
             7        72       9,473          10,000   13,546  13,546
             8        73       9,473          12,000   14,223  14,223
             9        74       9,473          14,000   14,934  14,934
             10       75       9,473          12,000   15,681  15,681
             11       76       9,473          15,000   16,465  16,465
             12       77       9,473          17,000   17,289  17,289
             13       78       9,473          19,000   18,153  19,000
             14       79       9,473          21,200   18,947  21,200
             15       80       9,473          23,000   18,947  23,000
             16       81       9,473          24,000   18,947  24,000

                              [CHART]

           Purchase Payments                          5% Death Benefit
  Age    Adjusted For Withdrawals    Contract Value    Increase Value
  ---    ------------------------    --------------    --------------
   65           $10,000                 $10,000           $10,000
   66            10,000                   9,000            10,500
   67            10,000                   8,000            11,025
   68            10,000                   9,000            11,576
   69            10,000                  11,000            12,155
   70            10,000                  13,500            12,763
   71             9,473                   9,000            12,901
   72             9,473                  10,000            13,546
   73             9,473                  12,000            14,223
   74             9,473                  14,000            14,934
   75             9,473                  12,000            15,681
   76             9,473                  15,000            16,465
   77             9,473                  17,000            17,289
   78             9,473                  19,000            18,153
   79             9,473                  21,200            18,947
   80             9,473                  23,000            18,947
   81             9,473                  24,000            18,947


To illustrate the 5% death benefit increase option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500 and the 5% death benefit increase value is $13,401. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 - 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 - 500), with $12,901 as the resulting death benefit.

On the 10th contract anniversary (owner age 75), the 5% death benefit increase value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $15,681.

On the 14th contract anniversary (owner age 79), the 5% death benefit increase value reaches the maximum of 200% of purchase payments adjusted for withdrawals ($18,947). The contract value of $21,200 exceeds both the 5% death benefit increase value and the purchase payments adjusted for withdrawals ($9,473). For that reason, the death benefit is equal to $21,200.

After the 15th contract anniversary (owner ages 81 and older), the 5% death benefit increase value cannot exceed the 5% death benefit increase value for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), for example, the 5% death benefit increase value is not accumulated at 5%. Instead, the 5% death benefit increase value remains $18,947, the 5% death benefit increase value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

PREMIER DEATH BENEFIT OPTION

EFFECTIVE DECEMBER 7, 2012, THIS OPTION IS NO LONGER AVAILABLE FOR YOU TO ELECT.

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Premier Death Benefit option provides for a death benefit equal to the greater of the Highest Anniversary value or the 5% Death Benefit Increase value.

Where joint owners exist, there will be no further highest anniversary value determined or accumulation of the 5% death benefit increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, determination of the new highest anniversary value and accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based upon the age of the surviving owner.

This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract; termination or surrender of the contract; or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

                   PREMIER DEATH BENEFIT RIDER ILLUSTRATION

                                                                   5%
                                                                 DEATH
                                                      HIGHEST   BENEFIT
 CONTRACT           PURCHASE PAYMENTS      CONTRACT ANNIVERSARY INCREASE  DEATH
ANNIVERSARY  AGE ADJUSTED FOR WITHDRAWALS   VALUE      VALUE     VALUE   BENEFIT
-----------  --- ------------------------  -------- ----------- -------- -------
    0        65          10,000             10,000    10,000     10,000  10,000
    1        66          10,000              9,000    10,000     10,500  10,500
    2        67          10,000              8,000    10,000     11,025  11,025
    3        68          10,000              9,000    10,000     11,576  11,576
    4        69          10,000             11,000    11,000     12,155  12,155
    5        70          10,000             13,500    13,500     12,763  13,500
    6        71          9,473               9,000    12,789     12,901  12,901
    7        72          9,473              10,000    12,789     13,546  13,546
    8        73          9,473              12,000    12,789     14,223  14,223
    9        74          9,473              14,000    14,000     14,934  14,934
    10       75          9,473              12,000    14,000     15,681  15,681
    11       76          9,473              15,000    15,000     16,465  16,465
    12       77          9,473              17,000    17,000     17,289  17,289
    13       78          9,473              19,000    19,000     18,153  19,000
    14       79          9,473              21,200    21,200     18,947  21,200
    15       80          9,473              23,000    23,000     18,947  23,000
    16       81          9,473              24,000    23,000     18,947  24,000

To illustrate the premier death benefit option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500 and the 5% death benefit increase value is $13,401. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 - 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 - 13,500 x 500 / 9,500 = 12,789.47. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 -
500). The 5% death benefit increase value exceeds the contract value ($9,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($12,789) resulting in a death benefit equal to $12, 901.

On the 10th contract anniversary (owner age 75), the 5% death benefit increase value exceeds the contract value ($12,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($14,000). Therefore, the death benefit is equal to $15,681.

On the 15th contract anniversary (owner age 80), the highest anniversary value and contract value are equal and exceed both the purchase payments adjusted for withdrawals ($9,473) and 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), neither the highest anniversary value nor 5% death benefit increase value can exceed their respective values for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), the contract value exceeds the purchase payments adjusted for withdrawals ($9,473), the highest anniversary value ($23,000) and the 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to the $24,000 contract value.

ESTATE ENHANCEMENT BENEFIT (EEB) OPTION

EFFECTIVE DECEMBER 7, 2012, THIS OPTION IS NO LONGER AVAILABLE FOR YOU TO ELECT.

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

This contract option provides an additional amount to be added to the death benefit proceeds that become payable upon your death. It is designed to help pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the EEB option will be adequate to cover any such expenses that your heirs may have to pay. If any contract owner dies before annuity payments begin, we will pay the EEB to the beneficiary. If the contract owner is a non-natural person, we will pay the EEB to the beneficiary based on the death of the annuitant.

If you elect the EEB option, the interest rate which will be credited to any amounts in your contract which are allocated to any fixed account or any of the guarantee periods of the guaranteed term account, may be lower than the interest rate credited to a contract where the EEB option was not elected. This reduced interest rate helps to pay for the EEB benefit since the EEB benefit is based on all of the gain in your contract, including any interest credited under the fixed amount options. The interest rate used will in no event be less than the minimum guaranteed interest rate for your contract.

FOR EXAMPLE:

Assume a contract with a $10,000 purchase payment allocated entirely into the fixed account of the contract and the contract owner elects the EEB option. If the current interest rate credited for this fixed account is 3.50% generally, the interest rate credited will be 3.25% if the EEB option is elected.

At the end of the first contract year, the contract owner will have a contract value in the fixed account of $10,325. Assuming the contract owner was under age 70, took no withdrawals, had the guaranteed minimum death benefit and died at the end of the first contract year, the EEB benefit would be $130. This is arrived at in the following way: death benefit amount, in this case contract value ($10,325) less purchase payments not previously withdrawn ($10,000) equals $325; multiplied by 0.40%, which equals $130. The 200% "cap" of purchase payments ($20,000 in this example) would not have been triggered, so the EEB benefit for this example is $130.

Using the same assumptions as above, a contract owner who did not elect the EEB option would have received $25 in additional interest in his/her contract due to the higher interest rate credited (3.50% versus 3.25%), but that contract owner would not receive the EEB benefit of $130.

The Estate Enhancement Benefit is calculated as follows:

If the age of the contract owner (or annuitant as applicable) is less than 70 years old as of the contract date, the EEB is equal to 40% of the lesser of:

(a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

If the age of the contract owner (or annuitant as applicable) is equal to or greater than 70 years old as of the contract date, the EEB is equal to 25% of the lesser of:

(a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

The age used in determining the EEB is determined at the time the contract is issued. Where joint owners exist, the age of the oldest joint owner as of the contract date will be used in determining the EEB. If the owner of the contract is other than a natural person, the age of the oldest annuitant as of the contract date will be used in determining the EEB.

The value of the EEB will be determined as of the valuation date coincident with or next following the day we receive due proof of death at our home office. Any amounts due as an EEB will be directed into the general account, guaranteed term account, or the sub-accounts of the variable annuity account based on the same proportion that each bears in the contract value on the date the benefit is calculated.

If the surviving spouse of a deceased contract owner is the sole beneficiary of the contract and elects to continue the contract, the spouse may choose to:

Option A:Continue the EEB option. In this case the EEB amount is not calculated until the death of the surviving spouse making this election and charges for the option will continue to apply; or

Option B:Stop the EEB option. In this case the EEB amount is calculated and added to the contract. The EEB option is then terminated and the additional 0.25% charge for the option will cease.

A surviving spouse must make this election within 30 days of the date proof of death is provided to us at our home office. If no election is made within that time by the surviving spouse, Option B will apply and the EEB option will terminate. If there are any non-spouse beneficiaries in addition to the surviving spouse on a contract, only Option B will apply.

This rider will terminate on the earliest of:

  .  the payment of the EEB available;

  .  termination or surrender of the contract; or

  .  the date on which the contract has been fully annuitized.

DEATH BENEFIT AFTER ANNUITY PAYMENTS BEGIN

If the annuitant dies on or after annuity payments have started, we will pay whatever amount may be required by the terms of the annuity payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect at the annuitant's death.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of death benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the applicable state. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit proceeds if your beneficiary steps forward to claim it with the proper documentation.

OTHER CONTRACT OPTIONS (LIVING BENEFITS)

We have suspended the availability of the following optional riders:

  .  Guaranteed Minimum Income Benefit (effective October 4, 2013)

  .  Encore Lifetime Income-Single (effective October 4, 2013)

  .  Encore Lifetime Income-Joint (effective October 4, 2013)

  .  Ovation Lifetime Income II-Single (effective October 4, 2013)

  .  Ovation Lifetime Income II-Joint (effective October 4, 2013)

  .  Ovation Lifetime Income-Single (effective May 15, 2012)

  .  Ovation Lifetime Income-Joint (effective May 15, 2012)

  .  Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)

  .  Guaranteed Lifetime Withdrawal Benefit II-Single Option (effective May 15,
     2009)

  .  Guaranteed Lifetime Withdrawal Benefit II-Joint Option (effective May 15,
     2009)

  .  Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)

  .  Guaranteed Income Provider Benefit (effective March 1, 2010)

Your contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as "living benefits" and may not be available in every state. We reserve the right to stop offering any or all of the contract options at any time. Before you elect a living benefit you should consider it's specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.

In considering your specific circumstances, you may wish to consider how long you intend to hold the contract; how long you may be required to hold the contract before you may access the benefit; whether you intend to take withdrawals from the contract, including how much and how frequently; whether you intend to annuitize the contract and what kind of assurances you are seeking in a benefit. Other considerations may apply to your circumstances. There is also a specific charge associated with each contract option which is described in detail in the "Optional Contract Rider Charges" section of this Prospectus. The longer you are required to hold the contract before the benefit may be utilized generally the more you will pay in charges.

None of the living benefits guarantees an investment return in your contract value nor do they guarantee that the income or amounts received will be sufficient to cover any individual's particular needs. You should consider whether the benefits provided by the option and its costs (which reduce contract value) are consistent with your financial goals.

All living benefit options terminate once the contract moves into the payout phase, (i.e., once the contract is annuitized). In purchasing your contract and when considering the election of a living benefit in this contract, you should also consider whether annuitizing the contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial advisor or tax advisor before making a determination.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

This optional rider is designed to provide a guaranteed minimum fixed annuity payment during the payout phase of your contract to protect against negative investment performance during the accumulation phase. IT DOES NOT HOWEVER, GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base (described below) is greater than the contract value. All requests to elect this option must be in writing on a form provided by us. You should also consider the following before electing this option:

  . UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION BELOW FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

  . THE GMIB IS AN ANNUITIZATION BENEFIT, NOT A WITHDRAWAL BENEFIT. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT UTILIZE THE GUARANTEED FIXED ANNUITY BENEFIT THIS OPTION PROVIDES. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, THIS OPTION MAY NOT BE APPROPRIATE FOR YOU.

  . IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THE GMIB RIDER MAY NOT BE APPROPRIATE.

  . IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE (DESCRIBED BELOW), ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT.

  .  ONCE YOU ELECT THIS OPTION YOU MAY NOT CANCEL IT.

  . AFTER THE FIRST CONTRACT YEAR FOLLOWING THE GMIB EFFECTIVE DATE, PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. THIS RESTRICTION DOES NOT APPLY TO PURCHASE PAYMENTS MADE DURING THE FIRST CONTRACT YEAR.

  . If available, you may elect this option when your contract is issued or within 30 days prior to any contract anniversary date. The option will be effective on either the issue date or a contract anniversary date.

  . The youngest contract owner (or annuitant, if a non-natural contract owner) must be at least age 45 at the time the rider is issued, in order to elect this option.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 76 at the time the rider is issued, in order to elect this option.

  . You may not elect this option if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit rider.

  . If at some point we no longer offer this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge.

  . Your entire contract value must be allocated to an allocation plan approved by us while this option is in effect.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account and may not be available in every state.

THE BENEFIT

This rider guarantees that on any benefit date (described below), your minimum monthly fixed annuity payment will not be less than the Guaranteed Minimum Income Benefit (GMIB). The GMIB is the fixed annuity payment amount calculated by multiplying the benefit base (described below), adjusted for any applicable premium tax not previously deducted from purchase payments by the Guaranteed Minimum Income Benefit rates provided with the rider. Please note--some states impose a premium tax on amounts used to provide annuity payments. These taxes are deducted at annuitization from the amount available to provide annuity payments. THIS GMIB RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN OR ANY
MINIMUM CONTRACT VALUE. SEE APPENDIX I FOR NUMERICAL EXAMPLES OF THE GMIB RIDER.

If the owner is a natural person, the owner must also be named as an annuitant. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the rider guarantees and benefits will be based on the life of the annuitant(s).

THE BENEFIT DATES

The benefit dates begin the period of time during which you may exercise the benefit. The benefit dates for this rider are:

   (a) the later of the 10th contract anniversary following the rider effective date or the 10th contract anniversary following the last optional reset (described below), or

   (b) any contract anniversary subsequent to the date described in "a", but prior to the contract anniversary following the oldest owner's 90th birthday or the rider's termination.

EXERCISING THE BENEFIT

To exercise this benefit, you must elect to receive the GMIB provided by this rider on or during the 30-day period immediately following the benefit date. You may not elect a partial annuitization of the benefit base. You may however, elect a partial annuitization of the contract value but while this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of this rider. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled 'Benefit Base' and 'Withdrawals' for a complete description of how withdrawals impact the benefit base.

The fixed annuity payment amount will be the greater of:

   (a) the fixed annuity payment calculated under the terms of this rider based on the annuity payment option selected by the contract owner; or

   (b) the fixed annuity payment calculated under the terms of the base contract based on the same annuity payment option selected by the contract owner.

THE GMIB ANNUITY PAYOUT RATES ARE CONSERVATIVE SO THE ANNUITY PAYMENTS PROVIDED BY THIS RIDER MAY BE LESS THAN THE SAME ANNUITY PAYMENT OPTION AVAILABLE UNDER THE BASE CONTRACT, EVEN IF THE BENEFIT BASE IS GREATER THAN THE CONTRACT VALUE.

BENEFIT BASE

The benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value, both of which are described in detail below. The benefit base is subject to a maximum of $5,000,000. IT IS IMPORTANT TO REMEMBER, NEITHER THIS RIDER NOR THE BENEFIT BASE GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE.

HIGHEST ANNIVERSARY VALUE

If this rider is added on the contract date, the initial Highest Anniversary Value is equal to purchase payment(s) applied on the contract date. If added after the contract date, the initial Highest Anniversary Value is equal to the contract value on the rider effective date.

During each contract year, the Highest Anniversary Value will increase by any purchase payments received and will be adjusted, on a pro rata basis, for amounts withdrawn from the contract. The pro rata adjustment will reduce the Highest Anniversary Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. The use of pro rata calculations to reflect withdrawals will increase the reduction in the Highest Anniversary Value when the contract value is below the Highest Anniversary Value.

On every subsequent contract anniversary, up to and including the contract anniversary following the oldest contract owner's 80th birthday, if the contract value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the contract value. Keep in mind, applicable deferred sales charges reduce the Highest Anniversary Value at the time of the withdrawal and while other contract charges do not directly reduce the Highest Anniversary Value, they reduce the contract value which may reduce the amount by which the Highest Anniversary Value increases on future contract anniversaries.

ROLL-UP VALUE

If the rider effective date is the same as the contract date, the initial Roll-up Value is equal to purchase payment(s) applied on the contract date. If the rider is added after the contract date, the initial Roll-up Value is equal to the contract value on the rider effective date.

Thereafter, the Roll-up Value is equal to the initial Roll-up Value, increased for purchase payments, and decreased for any withdrawals as described below, accumulated with interest at an annual effective rate of 5% through the contract anniversary following the oldest owner's 80th birthday.

Any amount withdrawn in a single contract year which is less than or equal to the greater of the 5% of the Roll-up Value as of the prior contract anniversary, or the Required Minimum Distribution (RMD) amount, as described below, will reduce the Roll-up Value by the amount of the withdrawal. This is commonly referred to as a dollar-for-dollar withdrawal treatment.

If a withdrawal causes the cumulative withdrawals for the contract year to exceed the greater of 5% of the Roll-up Value as of the prior contract anniversary, or the RMD amount, the entire withdrawal amount will reduce the Roll-up Value on a pro rata basis. The pro rata reduction will reduce the Roll-up Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. This means that for each withdrawal causing the cumulative withdrawals for the year to exceed the greater of 5% of the Roll-up Value or RMD amount, the lower the contract value, the greater the reduction in the benefit base. Keep in mind, applicable deferred sales charges reduce the Roll-up Value at the time of the applicable withdrawal.

REQUIRED MINIMUM DISTRIBUTION (RMD)

For purposes of this rider, the RMD amount is the amount needed, based on the value of this contract, to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Contracts to which RMD applies include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may result in a pro rata adjustment as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar
(tax) year basis. Under this rider, the Roll-up Value dollar-for-dollar withdrawal treatment is based on the contract year. Because the intervals for dollar-for-dollar withdrawal treatment and the RMD are different, the timing of withdrawals may be more likely to result in a pro rata reduction of the Roll-up Value and therefore a reduced benefit. Taking RMD withdrawals on the same frequency and at the same time each year will help to avoid a pro rata adjustment to the Roll-up Value.

For a contract which is part of a qualified plan or IRA, any withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the RMD applicable at the time of the withdrawal or 5% of the Roll-up Value as of the prior contract anniversary, will reduce the Roll-up Value on a pro rata basis, as opposed to a dollar-for-dollar basis. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. Five percent of the Roll-up Value as of the prior contract anniversary (April 1, 2009) is $5,000. The RMDs for calendar years 2009 and 2010 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2009 and $2,000 in the first quarter of calendar year 2010, then the owner will have withdrawn $6,500 for the 2009 contract year (April 1 to March 31). However, since the sum of the owner's withdrawals for the 2009 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000), all of that year's withdrawals would reduce the Roll-up Value on a dollar-for-dollar basis.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2010 he or she takes it in the last quarter of 2009. In that case, the withdrawals for the contract year (i.e. $6,500) exceed the applicable RMD at the time of the withdrawal (i.e. $6,000) and the entire $2,000 withdrawal is subject to pro rata withdrawal treatment. Note--the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

WITHDRAWALS

If you are considering purchasing this optional rider, please remember these important details:

  . UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION ABOVE FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

  . Withdrawals under this contract option are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . While this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the section above entitled 'Benefit Base' for a complete description of how withdrawals impact the benefit base.

  . Withdrawals reduce the Highest Anniversary Value on a pro rata basis. With the exception of withdrawals subject to dollar-for-dollar treatment, withdrawals also reduce the Roll-up Value on a pro rata basis. This means that for each pro rata withdrawal, the lower the contract value, the greater the reduction in the benefit base. See the section above entitled 'Benefit Base' for a complete description of when dollar-for-dollar or pro rata withdrawal treatment applies to the Roll-up Value.

  . Withdrawals may only be taken prior to annuitizing the contract. You will begin to receive the GMIB benefit when the contract is annuitized. Thus, once you elect to receive the GMIB benefit, you may no longer take withdrawals from the contract.

If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation options, you may take a withdrawal from any allowable sub-account in any proportion.

SUBSEQUENT PURCHASE PAYMENTS

Purchase payments after the first contract year following the rider effective date are limited to a cumulative total of $25,000 without our prior consent.

OPTIONAL RESET OF THE ROLL-UP VALUE

Beginning with the third contract anniversary following the rider effective date you may elect to reset the Roll-up Value. Upon reset, the Roll-up Value will be set equal to the contract value on the date of reset. The last date on which you can elect a reset is the contract anniversary following the oldest owner's 80th birthday. A reset can only occur on a contract anniversary if the contract value is greater than the Roll-up Value at the time of reset. No reset will be made unless we receive your written request to elect the reset within 30 days prior to the applicable contract anniversary. PLEASE NOTE: IF YOU ELECT TO RESET, THE NEXT AVAILABLE BENEFIT DATE WILL BE THE 10TH CONTRACT ANNIVERSARY FOLLOWING THE DATE OF THE RESET. IN THAT CASE, YOU WILL NOT BE ABLE TO EXERCISE THE GMIB UNTIL THAT BENEFIT DATE. YOU MAY STILL ELECT TO ANNUITIZE UNDER THE BASE CONTRACT AT ANY TIME, HOWEVER, YOU WILL NOT BE ABLE TO UTILIZE THE BENEFIT PROVIDED BY THIS RIDER UNTIL THE NEXT BENEFIT DATE.

Upon reset, the rider charge will be changed to the then-current charge and a new three year period will be required before another reset may be elected. If the rider charge increases it will not exceed the current rider charge for new issues or the maximum charge.

AUTOMATIC PAYMENT PHASE

Your contract will enter the automatic payment phase if your contract value falls to zero immediately after a withdrawal or charge at any point prior to the earliest benefit date. If your contract enters the automatic payment phase, the benefit base will be applied to provide monthly annuity payments under a Life with a Period Certain of 60 months option based on the age of the oldest annuitant unless you select a different annuity payment option under this rider as described below. We will notify you by letter that your contract has entered the automatic payment phase and offer you the opportunity to choose from the allowable annuity payment options. If we receive a withdrawal request that would result in your contract entering the automatic payment phase, we will notify you and offer you the opportunity to cancel the withdrawal. YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE IF IN THE YEAR IN WHICH YOUR CONTRACT VALUE FALLS TO ZERO IMMEDIATELY AFTER A WITHDRAWAL OR CHARGE, OR IN ANY PRIOR CONTRACT YEAR, THE CUMULATIVE WITHDRAWALS FOR THE CONTRACT YEAR EXCEED THE GREATER OF 5% OF THE ROLL-UP VALUE AS OF THE PRIOR CONTRACT ANNIVERSARY OR THE RMD AMOUNT. In the unlikely event your contract value falls to zero due solely to market performance and not due to a withdrawal or charge, your contract will not be eligible for the automatic payment phase. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.

ANNUITY PAYMENT OPTIONS

You may not elect a partial annuitization of the benefit base under this rider. You may however, partially annuitize your contract value while this rider is in effect, but the partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. See the section above entitled 'Benefit Base' for a detailed description of how a partial annuitization will impact the benefit base.

You may elect the GMIB to be paid under one of the following annuity payment options:

  . Life Annuity -- annuity payments payable for the lifetime of the annuitant, ending with the last annuity payment due prior to the annuitant's death.

  . Life with a Period Certain of 60 Months -- annuity payments payable for the lifetime of the annuitant; provided, if the annuitant dies before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

  . Joint Life with 100% to Survivor -- annuity payments payable for the joint lifetimes of the annuitant and designated joint annuitant. The annuity payments end with the last annuity payment due before the survivor's death.

  . Joint Life with 100% to Survivor with a Period Certain of 60 Months -- annuity payments payable for the joint lifetimes of the annuitant and joint annuitant; provided, if both annuitants die before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

If a single life option is chosen and joint owners are named, monthly fixed annuity payments will be made for the lifetime of the oldest joint owner. You may name a joint annuitant on the benefit date for purposes of a Joint Life option provided the joint annuitant is your spouse or the difference in ages of the annuitants is no more than 10 years.

Annuity payments will be made on a monthly basis, unless we agree to another payment frequency. If the amount of the benefit base is less than $5,000, we reserve the right to make one lump sum payment in lieu of annuity payments. If the amount of the first annuity payment is less than $150, we may reduce the frequency of annuity payments to meet this minimum payment requirement.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option

(A) CURRENT ALLOWABLE SUB-ACCOUNTS:   When you elect this rider, only certain
sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative, Ivy Funds VIP Pathfinder Moderate -- Managed Volatility and Ivy Funds VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy Funds VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan.

SPOUSAL CONTINUATION

If the contract owner dies and the contract to which this rider is attached is continued on the life of the contract owner's spouse (as defined by federal law) pursuant to Internal Revenue Code

Section 72(s) and the terms of the contract, the rider will continue with the surviving spouse as owner and annuitant for purposes of this benefit.

Spousal continuation will not affect the benefit base calculation or the initial benefit date; however, the new annuitant's age will be used to determine the amount of fixed annuity payment available under this rider.

RIDER TERMINATION

This rider will terminate upon the earliest of:

   (a) the contract anniversary following the oldest owner's 90th birthday; or

   (b) termination or surrender of the contract, other than due to a withdrawal or charge that triggers the automatic payment phase of this rider (If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.); or

   (c) any change of owner or joint owner after the rider effective date; or, in the case of a non-natural owner, any change of annuitant, other than the addition of a joint annuitant as provided for under annuity payment options, after the rider effective date; or

   (d) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (e) the death of the owner or joint owner (or annuitant if the owner is non-natural) unless the contract is continued subject to the spousal continuation provision; or

   (f) the date the GMIB is exercised.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

ENCORE LIFETIME INCOME-SINGLE (ENCORE-SINGLE) OPTION

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Encore-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Single effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Beginning 7 years after the Encore-Single effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the Encore-Single effective date, purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the oldest owner (or the oldest annuitant, in the case of a non-natural owner) or the Encore-Single effective date. The Encore-Single effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

CALCULATING THE BENEFIT BASE

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Single effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Single exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Single effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the Encore-Single effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the Encore-Single effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, and

       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

                        AGE        ANNUAL INCOME PERCENTAGE
                        ---        ------------------------
                   through age 64           4.0%
                       65-79                5.0%
                        80+                 6.0%

See Appendix J for examples of how the Annual Income Percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Single effective date to a cumulative total of $25,000, without our prior consent. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider will terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal

Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011, he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the 'Interest Rate Swap' rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS UNDER ENCORE-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the maturity date and the required beginning of annuity payments.

EFFECT OF PAYMENT OF DEATH BENEFIT

If you die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Single rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary's life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of the owner or any joint owner which we were not obligated to make by the terms of your contract and this rider.

RIDER TERMINATION

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Single effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the Encore-Single effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the Encore-Single effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

   (e) the date the benefit base is reduced to zero following the death of an owner.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT) OPTION

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Joint effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Beginning 7 years after the Encore-Joint effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

  . The oldest Designated Life (as defined below) must be under age 81 at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the Encore-Joint effective date, subsequent purchase payments are limited to a total of $25,000 in the aggregate, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Encore-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Encore-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

In each contract year, beginning at the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the youngest Designated Life, or the Encore-Joint effective date. The Encore-Joint effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

CALCULATING THE BENEFIT BASE

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Joint effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Joint exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Joint effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the Encore-Joint effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the Encore-Joint effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

 (a) isthe GAI immediately prior to the reset date, and

 (b) isequal to (1) multiplied by (2) where:

     (1) isthe benefit base on the reset date, and

     (2) isthe annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the Encore - Joint effective date, date of the purchase payment or reset date.

                        AGE             ANNUAL INCOME PERCENTAGE
                        ---             ------------------------
                  through age 64                  4.0%
                       65-79                      5.0%
                   80 and older                   6.0%

See Appendix J for examples of how the Annual Income Percentage is used to determine the GAI.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the annual income percentage shown above based on the age of the youngest Designated Life as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Joint effective date to $25,000, without our prior consent. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if this contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011 he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the 'Interest Rate Swap' rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS UNDER ENCORE-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the maturity date and the required beginning of annuity payments.

EFFECT OF PAYMENT OF DEATH BENEFIT

If you and the Joint Designated Life die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you and the Joint Designated Life die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Joint rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary's life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of both Designated Lives.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date.

RIDER TERMINATION

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Joint effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of the Designated Lives after the Encore-Joint effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

   (e) the date the benefit base is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME II-SINGLE (OVATION II-SINGLE) OPTION

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Ovation II-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix L for examples of how this rider works.

Ovation II-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest contract owner (or annuitant if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix L.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner) or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Single exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

BENEFIT BASE ENHANCEMENT

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 contract years following the rider effective date, you will not receive the benefit base enhancement for any contract year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                        65-74                 5.0%
                        75-79                 5.5%
                         80+                  6.5%

See Appendix L for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2012 contract year ending March 31, 2013 is $5,000. The RMDs for calendar years 2012 and 2013 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2012 and $2,000 in the first quarter of calendar year 2013, then the owner will have withdrawn $6,500 for the 2012 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2012 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2013, he or she takes it in the last quarter of 2012. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix L for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect the Ovation II rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation II-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION II-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation II-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

RIDER TERMINATION

Once you elect the Ovation II-Single rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the rider effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the death of the owner or joint owner, or in the case of a non-natural owner, the death of the annuitant or joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME II-JOINT (OVATION II-JOINT) OPTION

EFFECTIVE OCTOBER 4, 2013, THIS OPTION IS NO LONGER AVAILABLE.

Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix L for examples of how the benefit base and GAI are calculated.

Ovation II-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation II-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation II-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how the benefit base and GAI are calculated are included in Appendix L.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Joint exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

BENEFIT BASE ENHANCEMENT

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 contract years following the rider effective date, you will not receive the benefit base enhancement for any contract year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the purchase payment or reset date.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.0%
                        65-74                 4.5%
                        75-79                 5.0%
                         80+                  6.0%

See Appendix L for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2012 contract year ending March 31, 2013 is $5,000. The RMDs for calendar years 2012 and 2013 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2012 and $2,000 in the first quarter of calendar year 2013, then the owner will have withdrawn $6,500 for the 2012 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2012 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2013, he or she takes it in the last quarter of 2012. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix L for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect the Ovation II rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation II-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION II-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation II-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation II-Joint rider charge.

RIDER TERMINATION

Once you elect the Ovation II-Joint rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change to a Designated Life after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid as a lump sum under the terms of the contract; or

   (e) the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE) OPTION

EFFECTIVE MAY 15, 2012, THIS OPTION IS NO LONGER AVAILABLE.

Ovation-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest contract owner (or annuitant if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner) or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Single exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                       65 - 74                5.0%
                       75 - 79                5.5%
                         80+                  6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the

GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS:   When you elect this rider, only certain
sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

RIDER TERMINATION

Once you elect the Ovation-Single rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the rider effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the death of the owner or joint owner, or in the case of a non-natural owner, the death of the annuitant or joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT) OPTION

EFFECTIVE MAY 15, 2012, THIS OPTION IS NO LONGER AVAILABLE.

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Joint exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% BENEFIT BASE GUARANTEE

On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

       (2) is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the purchase payment or reset date.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                       65 - 74                5.0%
                       75 - 79                5.5%
                         80+                  6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS:   When you elect this rider, only certain
sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation-Joint rider charge.

RIDER TERMINATION

Once you elect the Ovation-Joint rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change to a Designated Life after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid as a lump sum under the terms of the contract; or

   (e) the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION

EFFECTIVE MARCH 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

The GIPB option is a type of guaranteed minimum income benefit. The GIPB option guarantees a stated or fixed, income payment in the pay-out phase of your annuity contract, for the annuity options set forth below. It is designed to help protect you against poor investment performance before annuitization of your contract. It does not however, guarantee a contract value or minimum return for any investment option or for the contract. All requests to elect this option must be in writing on a form provided by us.

  . If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you.

  . You may elect this option when your contract is issued or within 30 days following any contract anniversary date. The option will be effective on either the issue date or contract anniversary date.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

  .  You may not elect this option in combination with any other living benefit.

This option may be exercised by the contract owner on or within 30 days following a contract anniversary, after a 10 year waiting period from the effective date of the option. However, it may not be exercised after the contract anniversary following the earlier of the oldest annuitant's 90th birthday or the oldest contract owner's 90th birthday. After that date the option and associated charge will automatically terminate. If the owner is a non-natural person, the age of the oldest annuitant is the basis for determining the benefit.

If you wish to annuitize only a portion of your contract and invoke this option you may do so once, however, you must annuitize at least one-half of your contract value as of the date you elect to annuitize. To invoke this option at any other time you must annuitize your entire contract value. In addition, under the GIPB option, only a fixed annuity is available and only the following annuity options are available to you if you exercise the GIPB option:

  .  Option 1 - Life Annuity

  . Option 2 - Life Annuity with a Period Certain of 120 months (Option 2A), 180 months (Option 2B) or 240 months (Option 2C)

  .  Option 3 - Joint and Last Survivor Annuity

The GIPB option is equal to a fixed annuity payment amount. The fixed annuity payment amount is equal to the following formula: the Guaranteed Income Provider Basis, adjusted for any premium taxes not previously deducted, and applied to the annuity tables that accompany the GIPB option. The annuity tables that accompany the GIPB option supersede those annuity tables that were issued with your base contract, but only if you invoke the GIPB option. These tables are more conservative than those issued with the base contract. The dollar amount of the annuity payment will depend on the annuity option selected, the amount applied and the age of the annuitant (and joint annuitant if applicable).

THE GUARANTEED INCOME PROVIDER BASIS IS THE GREATER OF:

  . the Guaranteed Income Provider Highest Anniversary Value prior to the date annuity payments are elected, increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined; or

  .  the Guaranteed Income Provider 5% Increase Value.

THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY VALUE IS EQUAL TO THE GREATER OF:

  .  the contract value; or

  . the previous Guaranteed Income Provider Highest Anniversary Value increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined.

The Guaranteed Income Provider Highest Anniversary Value will be determined on every contract anniversary starting with the contract anniversary on which this option was effective, up to and including the contract anniversary following your 85th birthday.

REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY
VALUE:

A withdrawal or annuitization will reduce the Guaranteed Income Provider Highest Anniversary Value as follows:

(i) On a dollar-for-dollar basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is less than or equal to 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary.

(ii)On a pro rata basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is greater than 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary. The pro rata adjustment will reduce the Guaranteed Income Provider Highest Anniversary Value by the proportion that the current amount withdrawn or annuitized bears to the contract value just prior to the withdrawal or annuitization.

THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE IS EQUAL TO THE SUM OF:

  . the portion of the contract value in the general account and all of the guarantee periods of the Guaranteed Term Account; and

  . Purchase Payments and transfers into the variable annuity account reduced for withdrawals, annuitizations and transfers out of the variable annuity account using the reduction procedure defined below, accumulated to the earlier of the date annuity payments are elected or the contract anniversary following your 85th birthday at an interest rate of 5%, compounded annually.

Please note, after the contract anniversary following your 85th birthday, the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value will not increase further. Any amounts withdrawn, annuitized or transferred out of the variable annuity account will reduce the value using the reduction procedure for the Guaranteed Income Provider 5% Increase Value, as described below.

REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE:

A withdrawal, annuitization, or transfer out of the General Account or the Guaranteed Term Account will reduce the Guaranteed Income Provider 5% Increase Value on a dollar for dollar basis.

A withdrawal, annuitization, or transfer out of the variable annuity account will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as follows:

(i) On a dollar-for-dollar basis if the cumulative withdrawal, annuitization, and transfer out amount from the variable annuity account, including the current withdrawal, annuitization, or transfer from the variable annuity account, occurring during the current contract year is less than or equal to 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary.

(ii)On a pro rata basis if the cumulative withdrawal, annuitization, and transfer out amount; including the current withdrawal, annuitization, or transfer from the variable annuity account; occurring during the current contract year is greater than 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary. The pro rata adjustment will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value by the proportion that the current amount withdrawn, annuitized, or transferred out of the variable annuity account bears to the contract value in the variable annuity account just prior to the withdrawal, annuitization, or transfer.

At no time shall either the Guaranteed Income Provider Highest Anniversary Value or the Guaranteed Income Provider 5% Increase Value exceed 200% of the sum of the contract value as of the effective date of the option, plus any subsequent purchase payments received more than 12 months prior to the date annuity payments are elected, adjusted pro rata for subsequent withdrawals and annuitizations.

Where joint owners exist, there will be no further Guaranteed Income Provider Highest Anniversary Values determined or accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value after the contract anniversary following the 85th birthday of the oldest joint owner. After the death of the first joint owner, determination of new Guaranteed Income Provider Highest Anniversary Values and accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value may resume if the surviving joint owner continues the contract.

If a surviving spouse elects to assume his or her deceased spouse's contract, this option and its associated charge will continue to be effective and based upon the new owner's age as long as it is less than or equal to age 90. In the event the surviving spouse's age is greater than 90, the option and its charge will automatically terminate.

This option and its associated charge will also terminate automatically in the following circumstances:

  .  the contract is fully annuitized;

  .  the contract is terminated or surrendered; or

  . the contract anniversary following the oldest contract owner or annuitant's 90th birthday.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. If you withdraw amount(s) in excess of the Guaranteed Annual Withdrawal, you will reduce the benefit you receive with this contract option.

  . Election of this option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. Amounts taken under the GMWB will first be taken from your contract value as described below. Our obligation to pay you more than your contract value will only arise in certain circumstances. Therefore, as you consider election of this option you should consider whether the value of the benefit and the level of protection that the option provides you, along with its costs, are consistent with your financial objectives and the assurances you are seeking.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GMWB effective date.

  . Beginning 7 years after the GMWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date and no further benefit will be available.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 81 at the time the rider becomes effective.

  . You may not elect this contract option if you have selected either the 5% Death Benefit Increase or the Premier Death Benefit optional death benefits for your contract. In addition, you may not elect this contract option in combination with any other living benefit.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

The GMWB option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, regardless of underlying sub-account performance, during the contract's deferral period. This option does not guarantee any investment gains nor does it guarantee any lifetime income payments. Several examples to help show how this option works are included in Appendix E.

In each contract year, you may withdraw up to the Guaranteed Annual Withdrawal
(GAW) from your contract until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAW and the GWB is described below.

This contract option also provides for an opportunity in certain cases to increase the GWB or reset the GWB amount as described further below in the sections entitled: "Guaranteed Withdrawal Benefit Enhancement" and "Guaranteed Withdrawal Benefit Reset Option".

CALCULATING THE INITIAL GWB AND GAW

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times. The initial GAW for your contract will be equal to 7% of the GWB.

Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawals exceed the GAW in a contract year, or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments. The GAW will be recalculated and will be equal to the greater of: (a) GAW prior to the purchase payment; or (b) 7% of the new GWB determined at the time the subsequent purchase payment is applied. After the first contract year following the GMWB effective date we restrict the application of subsequent purchase payments to the GWB to $100,000 without our prior written approval.

ADJUSTMENTS FOR WITHDRAWALS

Each contract year you may withdraw an amount less than or equal to the GAW. Such withdrawals will reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAW. If withdrawals in any contract year are less than the GAW, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in the general account and each sub-account of the variable annuity account. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the GWB and GAW.

Withdrawals in excess of the GAW or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a tax qualified plan, in any one contract year, will cause both the GWB and GAW to be recalculated. In that case, the GWB will be reduced to the lesser of:

(a) the contract value after the excess withdrawal; or

(b) the GWB prior to the excess withdrawal less the amount of the withdrawal.

The GAW will also be adjusted to equal the lesser of:

(a) GAW prior to the withdrawal; or

(b) the greater of either:

   (i) 7% of the recalculated GWB; or

   (ii)7% of the current contract value after the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

If the contract value is reduced to zero and the GWB immediately after the withdrawal is greater than zero, the contract will enter the automatic payment phase. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated. You may elect to receive the GAW at any frequency offered by us, but no less frequently than annually, until the GWB reaches zero. Once selected, the frequency may not be changed without our prior consent. If you die before the GWB reaches zero, the remaining payments will be made to your beneficiaries. When the GWB reaches zero, this rider terminates and no further benefits are payable.

At our discretion, we may elect to pay you a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GMWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences. For IRAs or other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to satisfy minimum required distribution requirements. Such withdrawals may exceed the GAW amount which could quickly and substantially decrease your GWB. IN A DECLINING MARKET, WITHDRAWALS THAT EXCEED THE GAW MAY SUBSTANTIALLY REDUCE YOUR GWB AND GAW.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

If you do not take any withdrawals during the first three years after the GMWB effective date, your GWB will be increased on the third contract anniversary following the GMWB effective date. The GWB will be increased by an amount equal to 10% of the total of the purchase payments received within 12 months of the GMWB effective date. The GAW will be increased to 7% of the recalculated GWB.

GUARANTEED WITHDRAWAL BENEFIT RESET OPTION

Beginning with the third contract anniversary following the GMWB effective date and prior to your 81st birthday, you may elect to reset your GWB to your current contract value, if higher. IF YOU ELECT TO RESET THE GWB, THE RIDER CHARGE WILL BE INCREASED TO THE THEN CURRENT CHARGE FOR EACH CLASS OF GMWB RIDERS. In addition, a three year waiting period will be required before you may elect another reset. Your written request to elect to reset your GWB must be received by us within 30 days prior to the applicable contract anniversary. The GAW will also be re-calculated at this time and will be equal to the greater of (a) the GAW prior to the reset, or (b) 7% of the reset GWB amount. You must request your election of the reset in writing in a form satisfactory to us, within 30 days prior to the contract anniversary.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

EFFECT OF PAYMENT OF DEATH BENEFIT

If the contract owner dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to take the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals equal in an amount to the GAW annually, over a period no longer than the beneficiary's life expectancy. If the beneficiary elects to continue this option, the charges for this option will continue to apply. If withdrawals of the GAW annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GMWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GMWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. Once cancelled the GMWB may not be elected again until the next contract anniversary.

The contract option will automatically terminate at the earliest of the following:

  .  if the GWB is reduced to zero; or

  . if the contract to which this rider is attached is surrendered, applied to provide annuity payments, or otherwise terminated; or

  . if the contract's death benefits are paid as a lump sum to a beneficiary under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In the case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If the GMWB option is still in effect and annuity payments are required to begin, you may choose an additional annuity option. This annuity option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW, until the GWB is reduced to zero, at which point annuity payments will cease. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION

EFFECTIVE AUGUST 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). If you withdraw amount(s) in excess of the guaranteed amount you will reduce the benefit you receive under this contract option.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB effective date.

  . Beginning 7 years after the GLWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this contract option if you have selected the 5% Death Benefit Increase or the Premier Death Benefit optional death benefits or the Guaranteed Income Provider Benefit or the Guaranteed Minimum Withdrawal Benefit in the same contract.

  . After the first contact year following the GLWB effective date, subsequent purchase payments that may be applied to the GLWB option are limited to a total of $25,000 in the aggregate, without our prior consent.

  . This rider may not be purchased for use with a "stretch" IRA or other "decedent" type account.

The GLWB option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix F.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to the GWB multiplied by the Annual Income Percentage shown below, which is based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) at the GLWB effective date. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, a withdrawal that exceeds the GAI in a contract year, Guaranteed Annual Income Reset or as otherwise described below.

                         AGE    ANNUAL INCOME PERCENTAGE
                         ---    ------------------------
                       50 - 59            4.0%
                       60 - 69            5.0%
                       70 - 79            5.5%
                         80+              6.0%

These percentages apply for purchase payments, as well as the Guaranteed Annual Income Reset described later. When there are multiple purchase payments over several years, more than one Annual Income Percentage may apply for purposes of calculating the GAI. For example, if a purchase payment is made at age 58, the Annual Income Percentage that will apply to that payment is 4.0%. If a subsequent purchase payment is made at age 65, the Annual Income Percentage that applies to the subsequent payment is 5.0%. If there are withdrawals that exceed the GAI in any contract year, there will no longer be a single applicable Annual Income Percentage from this table since the GAI and GWB are adjusted based on the contract value at the time of the withdrawal(s).

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable Annual Income Percentage shown above, based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. After the first contract year following the GLWB effective date we restrict the application of subsequent purchase payments to the GWB and GAI to $25,000 in the aggregate without our prior written approval.

WITHDRAWALS

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GLWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and which may have tax consequences.

ADJUSTMENTS FOR WITHDRAWALS LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in the general account and each sub-account of the variable annuity account. If you decide to annuitize your contact in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

ADJUSTMENTS FOR WITHDRAWALS IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the excess withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but no less frequently than annually, until the death of the contract owner or the death of any joint owner (or annuitant in the case of a non-natural owner). Once selected, the frequency may not be changed without our prior consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated.

Upon the death of the contract owner or any joint owner (or annuitant in the case of a non-natural owner) before the GWB reaches zero, the GAI will be paid at least annually to your beneficiaries until the GWB reaches zero. When the GWB reaches zero, this rider terminates and no further benefits are payable. At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

GUARANTEED ANNUAL INCOME RESET

Beginning with the third contract anniversary following the GLWB effective date and every 3 years thereafter the GAI will go through a "Guaranteed Annual Income Reset" (GAI Reset) process. This GAI Reset will occur automatically and the charge for the contract option will not change. The new GAI will be equal to the greater of (a) or (b) where:

 (a) isthe GAI immediately prior to the GAI reset; and

 (b) isan amount equal to: (1) multiplied by (2) where:

      1) isthe greater of the GWB or the contract value; and

      2) isthe Annual Income Percentage based on the age of the oldest owner, (or oldest annuitant if a non-natural owner), at the time of the GAI reset.

In no event however, will the new GAI be less than the old GAI. The GAI following the GAI Reset may be the same as before the GAI Reset even if the applicable Annual Income Percentage based on current age has increased.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

EFFECT OF PAYMENT OF DEATH BENEFIT

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. No additional purchase payments may be made and no additional GAI Reset will occur. If the beneficiary elects to continue the GLWB option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GLWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB may not be elected again until the next contract anniversary, subject to availability.

The GLWB option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract, or

  . any change of the contract owner or joint contract owner after the GLWB effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB effective date; or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner's 59/th/ birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed withdrawal Benefit described below.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . Beginning 7 years after the GLWB II-Single effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . If you take withdrawals prior to the Benefit Date or in excess of the annual amount guaranteed, you will reduce the benefit you receive.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Single effective date.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this contract option if you have selected the 5% Death Benefit Increase, Premier Death Benefit optional death benefit or in combination with any other living benefit.

  . After the first contact year following the GLWB II-Single effective date, subsequent purchase payments that may be applied to the GLWB II-Single option are limited to a total of $25,000 in the aggregate, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

The GLWB II-Single option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or
(b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the oldest contract owner (or oldest annuitant, in the case of a non-natural owner) or the GLWB II-Single effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix G.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to your contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Single to $25,000 in the aggregate without our prior written approval.

WITHDRAWALS

  . Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals will be taken pro rata from your values in any general account or other fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by
(c) where:

   (a) is the GWB immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year and the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".

WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix G for examples of how withdrawals impact the benefit.

GUARANTEED WITHDRAWAL BENEFIT RESET

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the oldest contract owner's 86(th) birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event that you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Single to new customers is higher than the rider charge that currently applies to your GLWB II-Single rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Single riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Single riders which have a GWB reset on that date.

YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO, YOUR GLWB II-SINGLE RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

This optional benefit also provides an enhancement to the benefit if you do not take withdrawals from your contract for the first ten years you have this optional benefit. On each contract anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased by 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will not change the charge for your GLWB II-Single and it will occur prior to the GWB reset on any contract anniversary where both are applicable.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

Please see Appendix G for examples.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

EFFECT OF PAYMENT OF DEATH BENEFIT

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Reset(s) will occur. If the beneficiary elects to continue the GLWB II-Single option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Single will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GLWB II-Single effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Single may not be elected again until the next contract anniversary, subject to availability.

The GLWB II-Single option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract; or

  . any change of the contract owner or joint contract owner after the GLWB II-Single effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB II-Single effective date; or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of any joint owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of the contract owner or the death of any joint owner, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II -- Single Life Option. However its guarantee is over the lifetime of both "designated lives", (instead of a single life) regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the 59/th/ birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . Beginning 7 years after the GLWB II-Joint effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . If you take withdrawals prior to the Benefit Date, or in excess of the annual amount guaranteed, you will reduce the benefit you receive.

  . Both "Designated Lives" must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Joint effective date.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this contract option if you have selected the 5% Death Benefit Increase, Premier Death Benefit optional death benefit or in combination with any other living benefit.

  . After the first contact year following the GLWB II-Joint effective date, subsequent purchase payments that may be applied to the GLWB II-Joint option are limited to a total of $25,000 in the aggregate, without our prior consent.

  . This rider may not be purchased for a: "stretch" IRA or other "decedent" type account; TSA; Deferred Compensation Plan; Charitable Remainder Trust; Qualified Retirement Plan; 412(i) Plan; or corporate non-qualified contract.

The GLWB II-Joint option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of both designated lives, or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the youngest designated life or the GLWB II-Joint effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix G.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the designated life. All references to "Designated Lives" will mean both the Designated Life and the Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the GLWB II-Joint option. The Designated Life and the Joint Designated Life will be shown on your contract rider.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to the contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Joint to $25,000 in the aggregate without our prior written approval.

WITHDRAWALS

  . Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and which may have tax consequences.

  . Withdrawals will be taken pro rata from your values in any general account or other fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by
(c) where:

   (a) is the GWB immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year or the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount
(i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".

WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix G for examples of how withdrawals impact the benefit.

GUARANTEED WITHDRAWAL BENEFIT RESET

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the youngest Designated Life's 86th birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Joint to new customers is higher than the rider charge that currently applies to your GLWB II-Joint rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Joint riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Joint riders which have a GWB reset on that date.

YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO, YOUR GLWB II-JOINT RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

This optional benefit also provides an enhancement to the benefit if you don't take withdrawals from your contract for the first ten years you have the optional benefit. On each contract anniversary prior to your first withdrawal from the contract, and for a period of 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will not change the charge for your GLWB II-Joint and it will occur prior to the GWB reset on any contract anniversary where both are applicable.

Please see Appendix G for examples.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   (a) 100% allocation among allowable sub-accounts, or

   (b) 100% allocation to the CustomChoice Allocation Option.

(A) CURRENT ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as "allowable sub-accounts." The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate -- Managed Volatility and Ivy VIP Pathfinder Moderately Conservative -- Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a "Fund of Funds", which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(B) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

EFFECT OF PAYMENT OF DEATH BENEFIT

If both Designated Lives die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Each of the available asset allocation model portfolios represents a combination of sub-accounts with a different level of risk. Asset allocation is the process of investing in different asset classes such as equity funds, fixed income funds, and money market funds depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. The asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate form which will be provided to you when you elect the optional rider. There is no charge for the asset allocation models.

No personalized investment advice is provided in connection with the asset allocation program and you should not rely on the model allocations as providing individualized investment recommendations to you. This program is considered "static" because once you have selected an asset allocation model, the sub-accounts and the percentage of contract value allocated to each sub-account cannot be changed without your consent.

We do not change your original percentage allocations among the sub-accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party consultant who reviews the existing models periodically to determine whether the model(s) should be revised in light of changing markets. Based upon this review, the third-party may recommend that new models be substituted for the currently offered models. If so, the new models will only be offered to contracts issued on or after the date the new model goes into effect or to contract owners who elect an asset allocation program on or after that date. Contract owners of any existing asset allocation models may make an independent decision to change their asset allocations at any time. You should consult your investment professional periodically to consider whether the model you have selected is still appropriate for you.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Reset(s) will occur. If the beneficiary elects to continue the GLWB II-Joint option, the charges for this option will continue to apply. If your beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Joint will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with

Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

SPOUSAL CONTINUATION

If the Designated Life dies, the surviving spouse may elect to continue the contract and this rider under the following conditions:

   (a) the surviving spouse is also the Joint Designated Life, and

   (b) this rider is in effect at the time of the contract continuation.

RIDER TERMINATION

Beginning seven contract years after the GLWB II-Joint effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Joint may not be elected again until the next contract anniversary, subject to availability.

The GLWB II-Joint option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract; or

  .  any change to the Designated Lives after the GLWB II-Joint effective date;
     or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid as a lump sum under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of both Designated Lives, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GENERAL INFORMATION

THE COMPANY -- MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York), the District of Columbia and, Puerto Rico.

THE SEPARATE ACCOUNT -- VARIABLE ANNUITY ACCOUNT

We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The separate account is registered as a "unit investment trust" with the SEC under the Investment Company Act of 1940.

The variable annuity account has sub-accounts to which you may allocate purchase payments. Each sub-account invests in shares of a corresponding portfolio. Additional sub-accounts may be added at our discretion.

The assets of the variable annuity account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the variable annuity account is entirely independent of the investment performance of our general account, amounts in the guaranteed term account and our other separate accounts. All obligations under the contracts are our general corporate obligations.

The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

CHANGES TO THE SEPARATE ACCOUNT -- ADDITIONS, DELETIONS OR SUBSTITUTIONS

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the variable annuity account. If an investment in a portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another portfolio. Substitution may be with respect to existing accumulation values, future purchase payments or future annuity payments.

We also reserve the right to add, combine or remove any sub-accounts of the variable annuity account. Sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the sub-accounts of the variable annuity account. The addition of any investment option may be made available to existing contract owners on whatever basis we determine.

We also reserve the right, when permitted by law, to de-register the variable annuity account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the variable annuity account with one or more of our other separate accounts.

The portfolios serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the portfolio at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the portfolio at the same time or (iii) participating qualified plans to invest in shares of the portfolio at the same time as one or more life insurance companies. Neither the portfolio nor Minnesota Life currently foresees any disadvantage, but if the portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the portfolio's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell portfolio shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

COMPENSATION PAID FOR THE SALE OF CONTRACTS

Securian Financial Services, Inc. ("Securian Financial"), an affiliate of Minnesota Life, is the principal underwriter of the contract. Authorized broker- dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts are paid directly to the broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker- dealer. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the contract charges described elsewhere in this Prospectus.

COMMISSIONS.

Commissions paid to broker-dealers, and indirectly to registered representatives, will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the contract owner at the time the purchase payment generating the commission is paid, and whether annuity payments will begin within twelve months of the date the contract is issued. Subject to these factors, all broker-dealers are paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of purchase payments, an asset-based (or "trail") commission calculated as a percentage of contract value, or a combination of both. The maximum front-end base commission is 7.50% of purchase payments. We do not pay any additional compensation on the sale or exercise of any of the contract's optional benefit riders offered.

ADDITIONAL PAYMENTS

Broker-dealers also receive additional payments in the form of marketing allowances which equal 0.25% annually of contract values. The marketing allowances are intended to provide further encouragement to broker-dealers to sell contracts. Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contact owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 7.75% of purchase payments.

Broker-dealers also receive additional cash payments. These payments may be for such things as: access to registered representatives and/or broker dealers; one- on-one wholesaler visits, or attendance and visibility at national/regional sales meetings or similar events; inclusion of our products on a broker-dealer's "preferred list"; articles in broker-dealer or similar publications promoting our services or products; occasional meals and/or entertainment, tickets to sporting/other events, and other gifts; joint marketing campaigns, broker-dealer event participation/advertising; sponsorship of broker-dealer sales contests or promotions in which participants (including registered representatives) receive prizes such as travel, awards, merchandise or other recognition; sales support through the provision of hardware, software, or links to our websites from broker-dealer websites and other expense allowance or reimbursement; educational, due diligence, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships. In no event are total front-end commissions paid to broker-dealers in connection with the sales of contracts exceed 7.75% of purchase payments (i.e., loan commissions plus additional payments).

All of the compensation described here may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the contracts.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account.

In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all contract owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the separate account.

Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

Minnesota Life considers profitability when determining the charges in the contract. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a contract is held and the greater a contract's investment return.

THE GENERAL ACCOUNT AND THE GUARANTEED TERM ACCOUNT

The interests of contract owners arising from the allocation of purchase payments or the transfer of contract values to our general account or one of the guarantee periods of the guaranteed term account, are not registered under the Securities Act of 1933, nor is either registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts was required. In addition, the staff of the commission has not reviewed the disclosures in the prospectus relating to those. Disclosures relating to interests in these options however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy of statements made in a registration statement.

The guaranteed interest rate on new amounts allocated or transferred to the general account or a guarantee period is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract. Once an interest rate is established for a guarantee period, it is guaranteed for the duration of the stated period and may not be changed by Minnesota Life.

The guaranteed term account is a separate account of Minnesota Life titled "Modified Guaranteed Annuity Fixed Separate Account". There are no units in this separate account. Amounts allocated to this separate account do not participate in the investment gain or loss in the separate account. Such gain or loss accrues solely to Minnesota Life. We retain the risk that the value of the assets in this separate account may drop below the reserves and other liabilities we must maintain. Should this occur, Minnesota Life may transfer assets from its general account to this separate account to make up the difference. Minnesota Life also reserves the right to transfer to its general account any assets of this separate account in excess of the required reserves and liabilities. We maintain assets in this separate account for other Minnesota Life annuities.

GUARANTEE PERIODS OF THE GUARANTEED TERM ACCOUNT. There are four guarantee periods of the guaranteed term account. These provide for the accumulation of interest at a guaranteed interest rate when held for three, five, seven and ten year periods. Minnesota Life may offer additional guarantee periods at its discretion. It also may at any time stop accepting new purchase payments, transfers or renewals for a particular guarantee period. The guaranteed term account is not available in all states.

Contract owners may allocate purchase payments, or make transfers from or to guarantee periods at any time prior to the annuity commencement date as long as the guarantee period for such allocation does not extend past the contract maturity date. Minnesota Life establishes a separate entry in the guaranteed term account for accounting and interest rate purposes each time the contract owner allocates or transfers amounts to the guaranteed term account guarantee period option.

RENEWALS. At the end of a guarantee period, the contract owner may establish a new guarantee period with the same guarantee period at the then current interest rate, select a different guaranteed term account guarantee period option or transfer the amounts to a variable annuity account option, or the general account or those amounts may be withdrawn from the contract (though such amounts withdrawn may be subject to a DSC). You may make your election during the period 30 days prior to or immediately following the renewal date of each guarantee period without having the market value adjustment applied. If a renewal date falls on a non-valuation date, the next following valuation date shall be used.

If the contract owner does not specify the guarantee period option desired at the time of renewal, Minnesota Life will automatically renew the funds held in that guarantee period option for the same duration at the newly established interest rate, provided, however, that we will select a period which does not extend beyond the maturity date previously elected in the contract. The interest rate applicable to the new guarantee period may be higher or lower than the interest rate which was credited to the expired guarantee period. If, at the time of renewal, a guarantee period of the same duration is no longer available, Minnesota Life will select the next shortest available guarantee period. If no guarantee period of the guaranteed term account is available, we will allocate the funds to be renewed to the general account.

TRANSFERS. Prior to the annuity commencement date, the contract owner may transfer amounts between or among the guarantee periods of the guaranteed term account or from a guarantee period to the variable annuity account or general account options. Transfers prior to the end of a guarantee period may be subject to a market value adjustment, which is described below. The market value adjustment, if applicable, may increase or decrease the amount of the transfer. For further information regarding transfers, see the heading "Transfers" in this Prospectus.

The contract owner must specify the guarantee period from or to which a transfer is to be made.

WITHDRAWALS. The contract owner may make withdrawals of, or may surrender amounts held in guarantee periods of the guaranteed term account at any time prior to death and prior to the start of annuity payments. Withdrawals from guarantee periods of the guaranteed term account will be made in the same manner and be subject to the same limitations as set forth under the heading "Withdrawals and Surrender" in this Prospectus. In addition, the following provisions apply to withdrawals from the guarantee periods of the guaranteed term account:

   (1) Minnesota Life reserves the right to defer payment of amounts withdrawn from guarantee periods of the guaranteed term account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract;

   (2) if there are multiple investment entries under a guarantee period of the guaranteed term account, amounts will be withdrawn from such accounts on a first-in-first-out basis; and

   (3) the market value adjustment described above may apply to withdrawals from any guarantee period of the guarantee term account.

In the case of a contract surrender, the market value adjustment to each guarantee period option, if applicable, will be calculated using the full amount in that guarantee period option, and the amount of the adjustment will be added to or subtracted from such amount and paid to the owner. In the case of a withdrawal, the market value adjustment to each guarantee period option affected by the withdrawal will be calculated using the full amount to be taken from that guarantee period in order to provide the amount requested, after application of the adjustment and deduction of applicable charges, and the amount of the adjustment will be added to or subtracted from the contract value remaining after payment of the requested amount.

Withdrawals from the contract may also be subject to income tax and a 10% penalty tax. Retirement plan limitations may also apply. See the heading "Federal Tax Status", in this Prospectus.

MARKET VALUE ADJUSTMENT. Amounts surrendered, withdrawn, transferred or applied to provide annuity payments from a guarantee period of the guaranteed term account prior to the renewal date may be subject to a market value adjustment. The market value adjustment may increase or decrease the amount of the guarantee period value which is being transferred, withdrawn or surrendered.

The market value adjustment will be calculated by multiplying the amount transferred, withdrawn, or surrendered by the market value adjustment factor. The market value adjustment factor is equal to:

                    [GRAPHICS]

        (1+i)          (n/12)
     [---------------]          -1
      (1+j+.0025)

where  i = Treasury Rate for the week prior to the date of allocation into the guarantee term account for a maturity equal to the guarantee period.

       j = Treasury Rate for the week prior to the date of surrender, withdrawal, transfer or application to provide annuity payments with a maturity equal to the number of whole months remaining in the guarantee period.

       n = the number of whole months remaining in the guarantee period.

If a Treasury Rate maturity is not available for the necessary period, we will determine the rate by linear interpolation based on the Treasury Rates with maturity closest to the period being measured.

If Treasury Rates are no longer available we will use an appropriate rate approved by the insurance department of the state which has jurisdiction over the contract.

We guarantee that the amount of the market value adjustment will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate for the guarantee period.

There will be no market value adjustment in the following situations:

   (a) transfers, withdrawals, surrenders and amounts applied to provide annuity payments occurring within 30 days prior to or immediately following the renewal date of each guarantee period;

   (b) amounts payable as a death benefit; and

   (c) amounts withdrawn from the guaranteed term account to pay any annual maintenance fee, transfer charge or periodic charges if any, for optional benefit riders.

However, amounts withdrawn or surrendered may be subject to the deferred sales charge.

VOTING RIGHTS

We will vote the portfolio shares held in the variable annuity account at shareholder meetings of the portfolios. We will vote shares attributable to contracts in accordance with instructions received from contract owners with voting interests in each sub-account of the variable annuity account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which a contract owner may provide instructions will be calculated separately for each sub-account of the variable annuity account. One of the effects of proportional voting is that a small number of contract owners may determine the outcome of the vote. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.

During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the contract value of the contract attributable to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account.

During the annuity period the annuitant holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.

We shall notify you or the annuitant of a portfolio shareholders' meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

FEDERAL TAX STATUS

INTRODUCTION

Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). The contract may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Section 401(a), 403(b), 408(b), 408A or 457 of the Code. We discontinued issuing this annuity contract to Section 403(b) Plans on May 1, 2008. The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefit to the contract owner, the annuitant, or the beneficiary(ies) may depend on the tax status of the individual concerned.

In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. In Revenue Ruling 2013-17, the U.S. Department of the Treasury (the "Treasury Department") and the Internal Revenue Service ("IRS") clarified their position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside.

Furthermore, in Obergeffel v. Hodges, the U.S. Supreme Court ruled that the Fourteenth Amendment to the U.S. Constitution requires the States to license marriages between persons of the same sex and to recognize marriages of same sex couples performed lawfully in other states. The practical effect of this rule is that same sex marriages will now be recognized by the federal government and by each and every state. However, the Treasury Department and IRS did not recognize civil unions or registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership occurred does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.

There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stocks, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the premiums paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the owner may be entitled to reduced tax rates applicable to long term capital gains.

For variable annuity contracts, increases in contract values attributable to dividends and interest from underlying investment funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal, contract surrender, or annuity payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the owner to determine the timing of the receipt of taxable income. Note, however, that variable annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.

This prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax advisor.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE ANNUITY ACCOUNT

We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the variable annuity account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the variable annuity account or on capital gains arising from the variable annuity account's activities. The variable annuity account is not taxed as a "regulated investment company" under the Code and we do not anticipate any change in that tax status.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

TAXATION OF ANNUITY CONTRACTS IN GENERAL

Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a income corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There is an exception to this general rule for annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity:
(i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

If you do not annuitize your nonqualified contract on or before the maturity date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the contract value each year from the inception of the contract or the entire increase in the contract value would be taxable in the year you reach the maturity date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the variable annuity account to be "adequately diversified" in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408, 408A or 457(b) of the Code.

The variable annuity account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations
Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust nor the investments of its portfolios. Nonetheless, we believe that each portfolio of the Securian Funds Trust in which the variable annuity account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the variable annuity account to be deemed to be "adequately diversified".

OWNERSHIP TREATMENT

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the contract owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and other than an owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or investment advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Annuity Account.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the "investment in the contract" (i.e., purchase payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a variable annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the investment in the contract. This will also be true if you take withdrawals under one of the optional living benefit riders. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.

In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.

SECTION 1035 EXCHANGES

An annuity contract may be fully or partially exchanged for another annuity contract in a tax-free exchange under IRC (S)1035. Historically, the IRS challenged attempts by taxpayers to exchange part of an annuity contract for a new annuity contract (a "Partial Exchange"). IRS rulings over the last several years have allowed annuity contract holders to make Partial Exchanges under certain conditions. If this contract is received in a Partial Exchange or is Partially Exchanged for another annuity contract, withdrawals taken from either annuity contract within 180 days from the date of the Partial Exchange may have adverse tax consequences. You should consult your tax advisor before entering into a Partial Exchange.

TAXATION OF ANNUITY PAYMENTS

The taxable portion of an annuity payment is generally equal to the excess of the payment over the exclusion amount. In the case of a fixed annuity payment, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). The taxable portion of an annuity payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, annuity payments will be fully taxable.

TAXES PAYABLE ON OPTIONAL RIDERS

The GMWB, GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II options provide benefits that are different from the usual benefits available under variable annuity contracts. If you elect these options a contract owner or beneficiary may be allowed to take withdrawals under the option even after the contract value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes See "Taxation of Partial and Full Withdrawals", then the full amount of these withdrawals are generally included in the taxpayer's income.

TAXATION OF DEATH BENEFIT PROCEEDS

Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of a contract owner generally, are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or
(2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult your tax adviser for more information.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:

  .  where the taxpayer is 59 1/2 or older,

  .  where payment is made on account of the taxpayer's disability, or

  .  where payment is made by reason of the death of the owner, and

  .  in certain other circumstances.

The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For qualified plans, this exception to the 10% additional tax applies only if payments begin after separation from service.

For some types of qualified plans, other tax penalties may apply to certain distributions.

AGGREGATION OF CONTRACTS

For purposes of determining a contract owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

ASSIGNMENT OR PLEDGES

Transfers, assignments and certain designations of annuitants can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that:

   (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above will be considered satisfied with respect to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death.

The owner's "designated beneficiary", who must be a natural person, is the person designated by the owner as a beneficiary. If the owner's "designated beneficiary" is the surviving spouse of the owner, however, the contract may be continued with the surviving spouse as the new owner.

Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Similar rules apply to qualified contracts, with the exception of contracts held as Section 403(b) Individual Retirement Annuities where the Contract Owner's surviving spouse may not assume the Contract as his or her own Contract.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TAX QUALIFIED PROGRAMS

The contract is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

  .  contributions in excess of specified limits;

  .  distributions prior to age 59 1/2 (subject to certain exceptions);

  .  distributions that do not conform to specified minimum distribution rules;
     and

  .  other specified circumstances.

We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax qualified plans arises under the specific provisions of the Code governing the tax-qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use with any retirement plan you should consult your legal counsel and tax adviser regarding the suitability of the contract.

Any annuity contract that is part of a qualified retirement plan must comply with the required minimum distribution ("RMD") provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances IRS regulations permit partial withdrawals from your qualified retirement plan contract after annuity payments have begun after the required beginning date without violating the RMD rules. We will notify any holder of a contract issued under a qualified plan who requests a partial withdrawal of the effects of such a withdrawal on the contract prior to processing the withdrawal.

For qualified plans under Sections 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant): (i) reaches age 70 1/2, or (ii) if later retires; and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches age 70 1/2. Roth IRAs under
Section 408A do not require distributions at any time prior to the owner's death.

To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a qualified contract, the riders cannot be paid out in violation of the minimum distribution rules of the code.

In accordance with recent changes in laws and regulations RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the contract value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and benefits of any optional riders.

IRA ROLLOVERS. The Internal Revenue Service issued guidance effective on January 1, 2015 that limits the use of indirect rollovers for individual retirement accounts (IRA's). As of that date, IRA account holders will be limited to one indirect rollover for all IRA accounts in any twelve month period. The twelve month period is measured from the date of the last indirect rollover. An indirect rollover occurs when you take a distribution in cash from your IRA with the intention of transferring it to another IRA within the 60 day period allowed under the Code. This new guidance does not affect direct rollovers where an unlimited number of transfers from one IRA trustee directly to another IRA trustee may be made in a twelve month period. You should consult your tax advisor regarding rollovers of annuity contracts held in IRA's.

WITHHOLDING

In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under
Section 457(b). Distributions which may not be rolled over are those which are:

  . one of a series of substantially equal annual (or more frequent) payments made:

    .   over the life or life expectancy of the employee,

    . over the joint lives or joint life expectancies of the employee and the employee's designated beneficiary, or

    .   for a specified period of ten years or more,

  .  a required minimum distribution,

  .  a hardship distribution, or

  .  the non-taxable portion of a distribution.

Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISER

The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. Special rules are provided with respect to situations not discussed here. Should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information you should consult a tax adviser.

PERFORMANCE DATA

From time to time the variable annuity account may publish advertisements containing performance data relating to its sub-accounts. In the case of the money market portfolio, the variable annuity account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the portfolios first became available to the variable annuity account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying portfolios first became available to the variable annuity account under other contracts issued by us. The money market portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the variable annuity account are based on historical information of the portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the variable annuity account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying funds. More detailed information on the computations is set forth in the Statement of Additional Information.

CYBERSECURITY

Our variable annuity product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that we or the portfolios or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:

       General Information and History
       Distribution of Contract

       Performance
       Independent Registered Public Accounting Firm
       Registration Statement
       Financial Statements

    APPENDIX A -- CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS



    The financial statements of the Variable Annuity Account and the Financial Statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information. The table below gives per unit information about the financial history of each sub-account for the class of contracts, for the period from the inception of each to December 31, 2018. Sub-accounts that became available after that time are not included. This information should be read in conjunction with the financial statements and related notes of the Variable Annuity Account included in this Prospectus.


1.25% Variable Account Charge


                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $1.49       $1.39         364,496
          2017...............     $2.51       $1.49         295,199
          2016...............     $2.60       $2.51      22,230,684
          2015...............     $2.88       $2.60      24,145,125
          2014...............     $3.08       $2.88      25,251,663
          2013...............     $2.49       $3.08      25,408,106
          2012...............     $2.11       $2.49      20,844,178
          2011...............     $2.31       $2.11      16,283,529
          2010...............     $2.15       $2.31      12,601,810
          2009...............     $1.74       $2.15       7,555,579
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $1.68       $1.61          52,722
          2017...............     $2.03       $1.68          54,021
          2016...............     $2.01       $2.03       7,176,361
          2015...............     $2.05       $2.01       7,353,386
          2014...............     $1.93       $2.05       7,838,029
          2013...............     $1.58       $1.93       7,986,031
          2012...............     $1.43       $1.58       5,633,933
          2011...............     $1.40       $1.43       3,398,449
          2010...............     $1.21       $1.40       2,456,164
          2009...............     $1.08       $1.21       1,531,714
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.01       $1.89          46,781
          2017...............     $2.43       $2.01          26,306
          2016...............     $2.37       $2.43      14,483,807
          2015...............     $2.42       $2.37      15,560,556
          2014...............     $2.23       $2.42      16,568,224
          2013...............     $1.69       $2.23      18,022,242
          2012...............     $1.45       $1.69      12,656,127
          2011...............     $1.44       $1.45       7,752,176
          2010...............     $1.21       $1.44       5,166,041
          2009...............     $0.99       $1.21       3,212,279
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.40       $1.36      64,796,073
          2017...............     $1.37       $1.40      69,197,586
          2016...............     $1.33       $1.37      68,306,048
          2015...............     $1.34       $1.33      74,286,178
          2014...............     $1.30       $1.34      80,114,512
          2013...............     $1.35       $1.30      79,906,981
          2012...............     $1.29       $1.35      56,916,182
          2011...............     $1.22       $1.29      43,571,697
          2010...............     $1.16       $1.22      38,236,127
          2009...............     $1.10       $1.16      18,949,624




                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.08       $0.70       1,691,534
          2017...............     $1.26       $1.08       2,035,484
          2016...............     $0.95       $1.26       1,967,346
          2015...............     $1.23       $0.95       2,259,356
          2014...............     $1.39       $1.23       2,194,565
          2013...............     $1.10       $1.39       2,235,912
          2012...............     $1.10       $1.10       1,941,308
          2011...............     $1.23       $1.10       1,934,631
          2010...............     $1.02       $1.23       1,873,228
          2009...............     $0.73       $1.02       3,711,440
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.08       $1.06       4,059,903
          2017...............     $1.05       $1.08       4,202,661
          2016...............     $0.99       $1.05       4,590,879
          2015...............     $1.03       $0.99       4,779,888
          2014...............     $1.04       $1.03       4,866,795
          2013...............     $1.04       $1.04       4,983,759
          2012...............     $0.99       $1.04       3,196,967
          2011...............     $1.00       $0.99       1,091,825
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.31       $2.02       4,705,231
          2017...............     $2.03       $2.31       5,204,429
          2016...............     $1.92       $2.03       5,996,533
          2015...............     $1.98       $1.92       6,380,335
          2014...............     $1.83       $1.98       7,368,745
          2013...............     $1.43       $1.83       8,129,438
          2012...............     $1.28       $1.43       7,208,020
          2011...............     $1.36       $1.28       6,199,171
          2010...............     $1.18       $1.36       5,660,470
          2009...............     $1.01       $1.18       4,230,382
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $1.37       $1.26          81,372
          2017...............     $1.83       $1.37          54,158
          2016...............     $1.91       $1.83       7,191,007
          2015...............     $1.87       $1.91       7,521,515
          2014...............     $1.87       $1.87       8,447,122
          2013...............     $1.59       $1.87       8,736,212
          2012...............     $1.37       $1.59       7,340,572
          2011...............     $1.49       $1.37       6,160,745
          2010...............     $1.32       $1.49       4,795,466
          2009...............     $1.05       $1.32       3,049,281

1.25% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.99       $0.99       6,860,603
          2017...............     $0.99       $0.99       6,305,364
          2016...............     $1.01       $0.99       6,649,467
          2015...............     $1.02       $1.01       9,006,842
          2014...............     $1.03       $1.02       8,716,912
          2013...............     $1.04       $1.03       9,698,372
          2012...............     $1.06       $1.04       7,327,082
          2011...............     $1.07       $1.06       6,937,186
          2010...............     $1.08       $1.07       6,711,789
          2009...............     $1.08       $1.08       6,055,636
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.95       $2.98       9,096,537
          2017...............     $2.31       $2.95      11,230,983
          2016...............     $2.31       $2.31      13,662,576
          2015...............     $2.18       $2.31      15,202,000
          2014...............     $1.97       $2.18      17,657,429
          2013...............     $1.46       $1.97      20,474,233
          2012...............     $1.32       $1.46      19,749,476
          2011...............     $1.30       $1.32      18,832,195
          2010...............     $1.17       $1.30      19,257,985
          2009...............     $0.93       $1.17      18,402,123
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.16       $1.12         772,717
          2017...............     $2.18       $1.16         533,761
          2016...............     $1.90       $2.18       7,078,175
          2015...............     $2.06       $1.90       8,630,695
          2014...............     $2.04       $2.06      10,141,316
          2013...............     $1.87       $2.04      10,960,094
          2012...............     $1.60       $1.87      10,838,208
          2011...............     $1.54       $1.60      11,042,948
          2010...............     $1.36       $1.54      12,665,962
          2009...............     $0.94       $1.36      13,291,856
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $1.29       $1.04       1,218,002
          2017...............     $1.82       $1.29         824,936
          2016...............     $1.82       $1.82      12,432,801
          2015...............     $1.86       $1.82      13,845,212
          2014...............     $1.86       $1.86      15,267,080
          2013...............     $1.50       $1.86      16,124,770
          2012...............     $1.34       $1.50      15,528,119
          2011...............     $1.58       $1.34      14,292,248
          2010...............     $1.40       $1.58      12,591,598
          2009...............     $1.04       $1.40      11,972,174
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $1.02       $1.01      26,525,476
          2017...............     $1.02       $1.02      27,691,975
          2016...............     $1.01       $1.02      26,161,065
          2015...............     $1.01       $1.01      26,288,778
          2014...............     $1.02       $1.01      26,664,610
          2013...............     $1.03       $1.02      24,284,031
          2012...............     $1.01       $1.03       9,316,166
          2011...............     $1.00       $1.01       2,808,798





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.28       $2.25          46,877
          2017...............     $2.50       $2.28          26,392
          2016...............     $2.38       $2.50       7,681,799
          2015...............     $2.56       $2.38       8,220,015
          2014...............     $2.40       $2.56       8,657,397
          2013...............     $1.87       $2.40       9,036,883
          2012...............     $1.67       $1.87       6,406,721
          2011...............     $1.70       $1.67       4,431,525
          2010...............     $1.31       $1.70       3,409,132
          2009...............     $0.90       $1.31       4,106,212
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $0.60       $0.45         695,471
          2017...............     $1.11       $0.60         400,867
          2016...............     $0.91       $1.11       5,321,215
          2015...............     $1.18       $0.91       6,310,052
          2014...............     $1.38       $1.18       5,957,294
          2013...............     $1.29       $1.38       6,008,862
          2012...............     $1.28       $1.29       5,913,647
          2011...............     $1.66       $1.28       5,133,718
          2010...............     $1.43       $1.66       4,664,642
          2009...............     $0.84       $1.43       4,965,555
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.67       $1.58       5,465,661
          2017...............     $1.41       $1.67       6,345,091
          2016...............     $1.37       $1.41       6,585,514
          2015...............     $1.38       $1.37       7,024,817
          2014...............     $1.33       $1.38       6,842,379
          2013...............     $1.06       $1.33       6,893,724
          2012...............     $0.96       $1.06       3,970,911
          2011...............     $1.01       $0.96       3,921,137
          2010...............     $0.89       $1.01       3,190,200
          2009...............     $0.73       $0.89         807,696
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.39       $1.34      15,565,952
          2017...............     $1.27       $1.39      18,237,478
          2016...............     $1.25       $1.27      21,469,726
          2015...............     $1.26       $1.25      23,993,170
          2014...............     $1.23       $1.26      25,251,445
          2013...............     $1.09       $1.23      26,212,712
          2012...............     $1.03       $1.09      27,715,264
          2011...............     $1.04       $1.03      24,957,735
          2010...............     $0.96       $1.04      22,646,967
          2009...............     $0.86       $0.96      16,241,852
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.19       $1.13              --
          2017...............     $1.06       $1.19              --
          2016...............     $1.05       $1.06      11,968,909
          2015...............     $1.07       $1.05       9,076,122
          2014...............     $1.05       $1.07       6,203,649
          2013...............     $1.00       $1.05       1,285,442

1.25% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.53       $1.45       90,660,305
          2017...............     $1.35       $1.53      107,059,696
          2016...............     $1.32       $1.35      123,299,046
          2015...............     $1.33       $1.32      131,015,241
          2014...............     $1.29       $1.33      136,826,129
          2013...............     $1.08       $1.29      144,400,116
          2012...............     $1.00       $1.08      135,896,863
          2011...............     $1.03       $1.00      110,991,723
          2010...............     $0.92       $1.03      100,822,173
          2009...............     $0.79       $0.92       76,933,962
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.22       $1.15          171,183
          2017...............     $1.07       $1.22               --
          2016...............     $1.06       $1.07       14,991,138
          2015...............     $1.08       $1.06       11,596,959
          2014...............     $1.05       $1.08        7,646,709
          2013...............     $1.00       $1.05        2,137,582
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.60       $1.50      105,283,015
          2017...............     $1.38       $1.60      126,065,779
          2016...............     $1.34       $1.38      141,214,584
          2015...............     $1.36       $1.34      150,144,497
          2014...............     $1.31       $1.36      155,877,595
          2013...............     $1.07       $1.31      162,415,823
          2012...............     $0.98       $1.07      151,883,940
          2011...............     $1.02       $0.98      125,805,239
          2010...............     $0.91       $1.02      107,692,571
          2009...............     $0.76       $0.91       91,173,936
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.15       $1.10               --
          2017...............     $1.04       $1.15               --
          2016...............     $1.04       $1.04        2,475,807
          2015...............     $1.06       $1.04        1,805,562
          2014...............     $1.04       $1.06        1,118,174
          2013...............     $1.00       $1.04           65,543
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.46       $1.41       33,500,876
          2017...............     $1.31       $1.46       39,608,704
          2016...............     $1.29       $1.31       45,886,500
          2015...............     $1.30       $1.29       49,239,906
          2014...............     $1.27       $1.30       52,470,757
          2013...............     $1.09       $1.27       56,799,753
          2012...............     $1.02       $1.09       46,717,228
          2011...............     $1.03       $1.02       40,125,149
          2010...............     $0.94       $1.03       34,729,465
          2009...............     $0.83       $0.94       24,647,491





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $2.60       $2.43          91,151
          2017...............     $3.23       $2.60         106,589
          2016...............     $3.22       $3.23       5,133,724
          2015...............     $3.35       $3.22       5,606,087
          2014...............     $3.30       $3.35       5,972,878
          2013...............     $2.14       $3.30       6,423,803
          2012...............     $1.69       $2.14       5,311,528
          2011...............     $1.82       $1.69       4,678,162
          2010...............     $1.63       $1.82       4,432,811
          2009...............     $1.15       $1.63       3,758,270
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.58       $2.40       1,077,457
          2017...............     $2.48       $2.58       1,248,215
          2016...............     $2.41       $2.48       1,402,811
          2015...............     $2.33       $2.41       1,569,988
          2014...............     $1.81       $2.33       1,969,863
          2013...............     $1.81       $1.81       2,262,408
          2012...............     $1.56       $1.81       2,053,590
          2011...............     $1.50       $1.56       2,174,330
          2010...............     $1.18       $1.50       2,271,792
          2009...............     $0.97       $1.18       2,259,557
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.17       $1.92         142,191
          2017...............     $2.45       $2.17         137,306
          2016...............     $1.93       $2.45       5,741,393
          2015...............     $2.06       $1.93       7,332,977
          2014...............     $1.95       $2.06       8,841,363
          2013...............     $1.48       $1.95       9,733,379
          2012...............     $1.26       $1.48      10,419,966
          2011...............     $1.47       $1.26      11,105,378
          2010...............     $1.18       $1.47      10,240,368
          2009...............     $0.92       $1.18      10,707,903
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.39       $1.74          43,350
          2017...............     $1.97       $2.39       6,965,354
          2016...............     $1.94       $1.97       7,614,363
          2015...............     $1.92       $1.94       7,987,973
          2014...............     $1.92       $1.92       9,003,408
          2013...............     $1.35       $1.92       9,127,265
          2012...............     $1.30       $1.35       7,112,519
          2011...............     $1.48       $1.30       5,215,916
          2010...............     $1.16       $1.48       4,151,403
          2009...............     $0.87       $1.16       2,751,758
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $1.74       $1.59         100,916
          2017...............     $2.10       $1.74          88,754
          2016...............     $1.91       $2.10      11,728,811
          2015...............     $2.01       $1.91      13,835,753
          2014...............     $1.84       $2.01      16,176,849
          2013...............     $1.37       $1.84      19,305,375
          2012...............     $1.17       $1.37      20,960,429
          2011...............     $1.28       $1.17      23,340,414
          2010...............     $1.09       $1.28      23,122,941
          2009...............     $0.87       $1.09      23,834,568

1.35% Variable Account Charge




                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............    $  2.98     $  2.78      3,418,845
          2017...............    $  2.47     $  2.98      3,670,473
          2016...............    $  2.57     $  2.47         52,022
          2015...............    $  2.85     $  2.57         57,999
          2014...............    $  3.05     $  2.85         65,297
          2013...............    $  2.47     $  3.05         73,421
          2012...............    $  2.10     $  2.47         81,994
          2011...............    $  2.29     $  2.10         76,943
          2010...............    $  2.14     $  2.29         80,775
          2009...............    $  1.73     $  2.14         91,796
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............    $  2.32     $  2.22      1,813,074
          2017...............    $  2.00     $  2.32      1,807,407
          2016...............    $  1.99     $  2.00         69,842
          2015...............    $  2.02     $  1.99         84,385
          2014...............    $  1.91     $  2.02        104,131
          2013...............    $  1.56     $  1.91         63,899
          2012...............    $  1.42     $  1.56         79,350
          2011...............    $  1.39     $  1.42         39,050
          2010...............    $  1.20     $  1.39         27,312
          2009...............    $  1.08     $  1.20          5,032
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............    $  1.38     $  1.34        118,760
          2017...............    $135.00     $  1.38        134,407
          2016...............    $  1.31     $135.00        121,913
          2015...............    $  1.33     $  1.31        139,784
          2014...............    $  1.29     $  1.33        161,393
          2013...............    $  1.34     $  1.29        129,144
          2012...............    $  1.28     $  1.34        154,791
          2011...............    $  1.21     $  1.28        123,748
          2010...............    $  1.16     $  1.21        121,231
          2009...............    $  1.09     $  1.16         84,072
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............    $  3.08     $  2.90      7,014,137
          2017...............    $  2.40     $  3.08      7,676,765
          2016...............    $  2.35     $  2.40        101,845
          2015...............    $  2.39     $  2.35        109,532
          2014...............    $  2.21     $  2.39        120,324
          2013...............    $  1.68     $  2.21        131,802
          2012...............    $  1.44     $  1.68        143,970
          2011...............    $  1.43     $  1.44         95,453
          2010...............    $  1.20     $  1.43        102,955
          2009...............    $  0.98     $  1.20        113,973
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............    $  1.07     $  0.70          8,294
          2017...............    $  1.24     $  1.07          9,054
          2016...............    $  0.94     $  1.24          9,871
          2015...............    $  1.22     $  0.94          7,725
          2014...............    $  1.38     $  1.22          8,426
          2013...............    $  1.10     $  1.38          9,181
          2012...............    $  1.10     $  1.10          9,992
          2011...............    $  1.22     $  1.10         10,277
          2010...............    $  1.02     $  1.22         11,155
          2009...............    $  0.73     $  1.02         15,858





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.07       $1.06           4,460
          2017...............     $1.04       $1.07           6,041
          2016...............     $0.99       $1.04           7,693
          2015...............     $1.03       $0.99           9,377
          2014...............     $1.04       $1.03          11,185
          2013...............     $1.03       $1.04          13,077
          2012...............     $0.99       $1.03          15,058
          2011...............     $1.00       $0.99              --
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.28       $1.99          62,263
          2017...............     $2.00       $2.28          67,454
          2016...............     $1.90       $2.00          72,942
          2015...............     $1.96       $1.90          79,360
          2014...............     $1.81       $1.96          85,558
          2013...............     $1.42       $1.81          92,096
          2012...............     $1.27       $1.42          98,995
          2011...............     $1.35       $1.27          44,810
          2010...............     $1.17       $1.35          47,209
          2009...............     $1.01       $1.17          51,608
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.52       $2.33       5,492,447
          2017...............     $1.80       $2.52       5,960,820
          2016...............     $1.89       $1.80          25,104
          2015...............     $1.85       $1.89          23,730
          2014...............     $1.86       $1.85          25,882
          2013...............     $1.58       $1.86          28,182
          2012...............     $1.36       $1.58          30,638
          2011...............     $1.48       $1.36          32,070
          2010...............     $1.31       $1.48          34,742
          2009...............     $1.05       $1.31          35,399
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.97       $0.98          20,094
          2017...............     $0.98       $0.97          22,104
          2016...............     $0.99       $0.98           5,039
          2015...............     $1.01       $0.99           5,457
          2014...............     $1.02       $1.01           5,927
          2013...............     $1.03       $1.02           6,423
          2012...............     $1.05       $1.03           6,945
          2011...............     $1.06       $1.05           7,494
          2010...............     $1.08       $1.06           8,072
          2009...............     $1.08       $1.08           8,680
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.91       $2.93          72,129
          2017...............     $2.28       $2.91          80,216
          2016...............     $2.28       $2.28          70,030
          2015...............     $2.16       $2.28          77,135
          2014...............     $1.95       $2.16          85,515
          2013...............     $1.45       $1.95          94,661
          2012...............     $1.31       $1.45         104,392
          2011...............     $1.30       $1.31         114,500
          2010...............     $1.17       $1.30         125,415
          2009...............     $0.93       $1.17         126,568

1.35% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.16       $1.12      14,175,741
          2017...............     $2.15       $1.16      14,199,108
          2016...............     $1.88       $2.15          71,072
          2015...............     $2.03       $1.88          84,653
          2014...............     $2.02       $2.03         103,781
          2013...............     $1.86       $2.02          84,280
          2012...............     $1.59       $1.86          93,026
          2011...............     $1.53       $1.59          81,120
          2010...............     $1.35       $1.53          72,303
          2009...............     $0.93       $1.35          68,460
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $3.06       $2.48       4,933,984
          2017...............     $1.79       $3.06       4,906,722
          2016...............     $1.80       $1.79          18,772
          2015...............     $1.84       $1.80          20,495
          2014...............     $1.84       $1.84          23,215
          2013...............     $1.49       $1.84          26,526
          2012...............     $1.33       $1.49          30,018
          2011...............     $1.57       $1.33          35,032
          2010...............     $1.39       $1.57          37,266
          2009...............     $1.03       $1.39          38,211
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $1.01       $1.00              --
          2017...............     $1.01       $1.01              --
          2016...............     $1.00       $1.01              --
          2015...............     $1.01       $1.00              --
          2014...............     $1.01       $1.01              --
          2013...............     $1.03       $1.01              --
          2012...............     $1.01       $1.03              --
          2011...............     $1.00       $1.01              --
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $3.09       $3.04       4,406,166
          2017...............     $2.47       $3.09       4,762,251
          2016...............     $2.36       $2.47           9,706
          2015...............     $2.53       $2.36           9,538
          2014...............     $2.38       $2.53          10,985
          2013...............     $1.86       $2.38          12,710
          2012...............     $1.66       $1.86          14,530
          2011...............     $1.69       $1.66          15,090
          2010...............     $0.90       $1.69          16,808
          2009...............     $0.90       $1.30          10,497
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.11       $0.84       7,078,598
          2017...............     $1.09       $1.11       6,428,651
          2016...............     $0.90       $1.09           6,853
          2015...............     $1.17       $0.90           8,092
          2014...............     $1.36       $1.17           9,703
          2013...............     $1.28       $1.36          11,501
          2012...............     $1.28       $1.28          26,609
          2011...............     $1.65       $1.28          14,003
          2010...............     $1.43       $1.65          15,984
          2009...............     $0.83       $1.43          15,685





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.66       $1.57               --
          2017...............     $1.40       $1.66               --
          2016...............     $1.36       $1.40               --
          2015...............     $1.37       $1.36               --
          2014...............     $1.32       $1.37               --
          2013...............     $1.06       $1.32               --
          2012...............     $0.95       $1.06               --
          2011...............     $1.01       $0.95               --
          2010...............     $0.89       $1.01               --
          2009...............     $0.00       $0.89               --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.37       $1.33           28,372
          2017...............     $1.26       $1.37           37,213
          2016...............     $1.24       $1.26           46,480
          2015...............     $1.25       $1.24           57,211
          2014...............     $1.23       $1.25           69,292
          2013...............     $1.08       $1.23           27,656
          2012...............     $1.03       $1.08           34,247
          2011...............     $1.03       $1.03           41,146
          2010...............     $0.96       $1.03           35,840
          2009...............     $0.00       $0.96           40,927
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.19       $1.12      113,206,586
          2017...............     $1.06       $1.19       96,928,613
          2016...............     $1.05       $1.06               --
          2015...............     $1.07       $1.05               --
          2014...............     $1.05       $1.07               --
          2013...............     $1.00       $1.05               --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.51       $1.43           31,746
          2017...............     $1.34       $1.51           34,145
          2016...............     $1.31       $1.34           36,671
          2015...............     $1.32       $1.31           24,602
          2014...............     $1.28       $1.32           26,238
          2013...............     $1.08       $1.28           27,957
          2012...............     $1.00       $1.08               --
          2011...............     $1.03       $1.00               --
          2010...............     $0.92       $1.03               --
          2009...............     $0.00       $0.92               --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.22       $1.14       13,979,485
          2017...............     $1.07       $1.22       13,696,971
          2016...............     $1.06       $1.07               --
          2015...............     $1.08       $1.06               --
          2014...............     $1.05       $1.08               --
          2013...............     $1.00       $1.05               --

1.35% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.58       $1.49              --
          2017...............     $1.37       $1.58              --
          2016...............     $1.33       $1.37              --
          2015...............     $1.35       $1.33              --
          2014...............     $1.31       $1.35              --
          2013...............     $1.07       $1.31              --
          2012...............     $0.98       $1.07              --
          2011...............     $1.02       $0.98              --
          2010...............     $0.90       $1.02              --
          2009...............     $0.00       $0.90              --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.14       $1.09       2,677,002
          2017...............     $1.03       $1.14       2,713,830
          2016...............     $1.04       $1.03              --
          2015...............     $1.06       $1.04              --
          2014...............     $1.04       $1.06              --
          2013...............     $1.00       $1.04              --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.45       $1.39              --
          2017...............     $1.30       $1.45              --
          2016...............     $1.28       $1.30              --
          2015...............     $1.29       $1.28              --
          2014...............     $1.26       $1.29              --
          2013...............     $1.09       $1.26              --
          2012...............     $1.02       $1.09              --
          2011...............     $1.03       $1.02              --
          2010...............     $0.94       $1.03              --
          2009...............     $0.00       $0.94              --
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.51       $4.21       2,288,714
          2017...............     $3.19       $4.51       2,154,481
          2016...............     $3.18       $3.19          57,117
          2015...............     $3.32       $3.18          62,500
          2014...............     $3.27       $3.32          69,466
          2013...............     $2.12       $3.27          76,835
          2012...............     $1.68       $2.12          84,619
          2011...............     $1.81       $1.68          80,356
          2010...............     $1.62       $1.81          86,687
          2009...............     $1.14       $1.62          98,460
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.54       $2.37          13,746
          2017...............     $2.45       $2.54          14,927
          2016...............     $2.38       $2.45          16,181
          2015...............     $2.30       $2.38          14,931
          2014...............     $1.79       $2.30          16,403
          2013...............     $1.80       $1.79          18,050
          2012...............     $1.55       $1.80          19,789
          2011...............     $1.49       $1.55          23,054
          2010...............     $0.97       $1.49          25,139
          2009...............     $0.97       $1.18          25,087





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $3.86       $3.41       1,711,762
          2017...............     $2.42       $3.86       1,781,064
          2016...............     $1.90       $2.42           8,745
          2015...............     $2.04       $1.90           9,842
          2014...............     $1.93       $2.04          11,290
          2013...............     $1.47       $1.93          13,090
          2012...............     $1.25       $1.47           8,141
          2011...............     $1.46       $1.25          10,134
          2010...............     $1.17       $1.46           9,859
          2009...............     $0.92       $1.17           8,596
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.36       $3.80         647,038
          2017...............     $1.94       $2.36           9,611
          2016...............     $1.91       $1.94          10,532
          2015...............     $1.90       $1.91          11,772
          2014...............     $1.90       $1.90          13,526
          2013...............     $1.34       $1.90          15,616
          2012...............     $1.29       $1.34          17,822
          2011...............     $1.47       $1.29          19,642
          2010...............     $1.15       $1.47          20,193
          2009...............     $0.87       $1.15          12,998
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.57       $2.35       5,430,397
          2017...............     $2.07       $2.57       5,898,418
          2016...............     $1.89       $2.07          73,610
          2015...............     $1.99       $1.89          81,123
          2014...............     $1.82       $1.99          88,766
          2013...............     $1.36       $1.82          97,011
          2012...............     $1.16       $1.36         105,704
          2011...............     $1.27       $1.16          68,532
          2010...............     $1.08       $1.27          75,063
          2009...............     $0.87       $1.08          81,936



1.40% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $1.47       $1.37         131,387
          2017...............     $2.46       $1.47         125,460
          2016...............     $2.56       $2.46       4,033,481
          2015...............     $2.83       $2.56       4,986,041
          2014...............     $3.03       $2.83       5,561,763
          2013...............     $2.46       $3.03       5,858,331
          2012...............     $2.09       $2.46       6,221,582
          2011...............     $2.28       $2.09       5,476,390
          2010...............     $2.13       $2.28       5,069,958
          2009...............     $1.73       $2.13       4,187,179

1.40% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $1.66       $1.58          85,242
          2017...............     $1.99       $1.66          84,065
          2016...............     $1.98       $1.99       1,504,416
          2015...............     $2.01       $1.98       1,692,847
          2014...............     $1.90       $2.01       1,794,940
          2013...............     $1.56       $1.90       1,631,940
          2012...............     $1.41       $1.56       1,538,201
          2011...............     $1.39       $1.41       1,241,353
          2010...............     $1.20       $1.39       1,036,649
          2009...............     $1.08       $1.20         693,296
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.37       $1.33       8,549,872
          2017...............     $1.34       $1.37      10,233,756
          2016...............     $1.31       $1.34      10,499,724
          2015...............     $1.32       $1.31      11,969,519
          2014...............     $1.28       $1.32      13,459,967
          2013...............     $1.33       $1.28      13,861,542
          2012...............     $1.28       $1.33      13,008,107
          2011...............     $1.21       $1.28      10,549,689
          2010...............     $1.15       $1.21       9,607,844
          2009...............     $1.09       $1.15       4,571,419
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $1.98       $1.86           9,852
          2017...............     $2.39       $1.98          18,835
          2016...............     $2.33       $2.39       1,962,356
          2015...............     $2.38       $2.33       2,337,506
          2014...............     $2.20       $2.38       2,662,103
          2013...............     $1.67       $2.20       3,024,582
          2012...............     $1.43       $1.67       3,095,338
          2011...............     $1.43       $1.43       2,275,168
          2010...............     $1.20       $1.43       2,045,500
          2009...............     $0.98       $1.20       1,519,567
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.27       $1.97         919,697
          2017...............     $1.99       $2.27       1,085,682
          2016...............     $1.89       $1.99       1,355,760
          2015...............     $1.95       $1.89       1,758,339
          2014...............     $1.80       $1.95       2,113,614
          2013...............     $1.41       $1.80       2,377,134
          2012...............     $1.26       $1.41       2,462,788
          2011...............     $1.34       $1.26       2,431,044
          2010...............     $1.17       $1.34       2,369,596
          2009...............     $1.01       $1.17       2,116,254
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.06       $0.69         393,328
          2017...............     $1.24       $1.06         517,845
          2016...............     $0.93       $1.24         551,478
          2015...............     $1.21       $0.93         691,202
          2014...............     $1.38       $1.21         702,595
          2013...............     $1.09       $1.38         642,243
          2012...............     $1.09       $1.09         682,767
          2011...............     $1.22       $1.09         760,726
          2010...............     $1.01       $1.22         794,400
          2009...............     $0.73       $1.01         927,625





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.07       $1.05         421,232
          2017...............     $1.04       $1.07         491,249
          2016...............     $0.98       $1.04         459,187
          2015...............     $1.02       $0.98         589,948
          2014...............     $1.04       $1.02         661,154
          2013...............     $1.03       $1.04         702,484
          2012...............     $0.99       $1.03         451,961
          2011...............     $1.00       $0.99         166,541
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $1.34       $1.24          39,752
          2017...............     $1.79       $1.34          50,746
          2016...............     $1.88       $1.79       1,725,110
          2015...............     $1.84       $1.88       1,821,041
          2014...............     $1.85       $1.84       1,989,328
          2013...............     $1.57       $1.85       2,152,965
          2012...............     $1.35       $1.57       2,248,158
          2011...............     $1.48       $1.35       2,214,123
          2010...............     $1.31       $1.48       2,113,478
          2009...............     $1.04       $1.31       1,931,111
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.97       $0.97         945,839
          2017...............     $0.98       $0.97       1,255,217
          2016...............     $0.99       $0.98       1,519,394
          2015...............     $1.00       $0.99       1,948,754
          2014...............     $1.02       $1.00       2,060,546
          2013...............     $1.03       $1.02       2,189,417
          2012...............     $1.04       $1.03       2,292,386
          2011...............     $1.06       $1.04       2,242,563
          2010...............     $1.07       $1.06       1,819,426
          2009...............     $1.08       $1.07       1,447,346
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.89       $2.91       2,043,849
          2017...............     $2.26       $2.89       2,660,432
          2016...............     $2.27       $2.26       3,348,461
          2015...............     $2.15       $2.27       3,783,155
          2014...............     $1.95       $2.15       4,347,912
          2013...............     $1.45       $1.95       5,049,490
          2012...............     $1.30       $1.45       5,566,951
          2011...............     $1.29       $1.30       5,394,962
          2010...............     $1.16       $1.29       5,348,083
          2009...............     $0.93       $1.16       5,468,540
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.15       $1.11         323,496
          2017...............     $2.14       $1.15         353,908
          2016...............     $1.87       $2.14       2,861,283
          2015...............     $2.02       $1.87       3,247,773
          2014...............     $2.01       $2.02       3,790,620
          2013...............     $1.85       $2.01       3,927,225
          2012...............     $1.58       $1.85       3,874,501
          2011...............     $1.52       $1.58       3,879,591
          2010...............     $1.34       $1.52       4,018,266
          2009...............     $0.93       $1.34       3,664,238

1.40% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $1.27       $1.03         362,183
          2017...............     $1.78       $1.27         394,728
          2016...............     $1.79       $1.78       2,757,708
          2015...............     $1.83       $1.79       3,208,367
          2014...............     $1.83       $1.83       3,541,371
          2013...............     $1.48       $1.83       3,658,693
          2012...............     $1.33       $1.48       4,047,442
          2011...............     $1.56       $1.33       3,514,358
          2010...............     $1.39       $1.56       3,142,094
          2009...............     $1.03       $1.39       3,203,854
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $1.01       $1.00       2,674,754
          2017...............     $1.01       $1.01       3,010,424
          2016...............     $1.00       $1.01       3,143,757
          2015...............     $1.01       $1.00       2,794,727
          2014...............     $1.01       $1.01       2,584,792
          2013...............     $1.03       $1.01       2,496,870
          2012...............     $1.01       $1.03       1,946,321
          2011...............     $1.00       $1.01         841,301
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.24       $2.21           2,406
          2017...............     $2.45       $2.24          11,762
          2016...............     $2.34       $2.45       1,324,048
          2015...............     $2.52       $2.34       1,468,118
          2014...............     $2.37       $2.52       1,651,586
          2013...............     $1.85       $2.37       1,791,190
          2012...............     $1.65       $1.85       1,937,569
          2011...............     $1.69       $1.65       1,832,880
          2010...............     $1.30       $1.69       1,684,637
          2009...............     $0.90       $1.30       1,529,079
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $0.59       $0.44         121,860
          2017...............     $1.09       $0.59          77,402
          2016...............     $0.89       $1.09       1,921,098
          2015...............     $1.17       $0.89       2,477,130
          2014...............     $1.36       $1.17       2,552,818
          2013...............     $1.28       $1.36       2,821,926
          2012...............     $1.27       $1.28       2,973,385
          2011...............     $1.64       $1.27       2,763,409
          2010...............     $1.42       $1.64       2,726,934
          2009...............     $0.83       $1.42       2,729,339
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.65       $1.56         457,074
          2017...............     $1.40       $1.65         549,635
          2016...............     $1.35       $1.40         656,302
          2015...............     $1.37       $1.35         790,660
          2014...............     $1.32       $1.37         632,202
          2013...............     $1.05       $1.32         767,505
          2012...............     $0.95       $1.05         700,152
          2011...............     $1.01       $0.95         539,067
          2010...............     $0.88       $1.01       1,770,870
          2009...............     $0.73       $0.88       1,521,788





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.37       $1.32       1,698,456
          2017...............     $1.25       $1.37       1,975,217
          2016...............     $1.24       $1.25       2,585,129
          2015...............     $1.25       $1.24       2,338,667
          2014...............     $1.22       $1.25       2,748,574
          2013...............     $1.08       $1.22       3,020,289
          2012...............     $1.03       $1.08       2,854,454
          2011...............     $1.03       $1.03       2,626,736
          2010...............     $0.96       $1.03       1,868,470
          2009...............     $0.86       $0.96       1,645,233
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.18       $1.12              --
          2017...............     $1.06       $1.18              --
          2016...............     $1.05       $1.06       1,226,642
          2015...............     $1.07       $1.05         703,277
          2014...............     $1.05       $1.07         335,586
          2013...............     $1.00       $1.05              --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.51       $1.43      12,904,621
          2017...............     $1.33       $1.51      15,718,590
          2016...............     $1.30       $1.33      18,615,488
          2015...............     $1.32       $1.30      19,691,959
          2014...............     $1.28       $1.32      22,144,220
          2013...............     $1.07       $1.28      22,774,473
          2012...............     $1.00       $1.07      24,039,577
          2011...............     $1.02       $1.00      20,634,150
          2010...............     $0.92       $1.02      17,476,369
          2009...............     $0.79       $0.92      12,809,400
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.22       $1.14              --
          2017...............     $1.07       $1.22              --
          2016...............     $1.06       $1.07       3,009,742
          2015...............     $1.08       $1.06       1,222,534
          2014...............     $1.05       $1.08         374,545
          2013...............     $1.00       $1.05          24,460
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.57       $1.48      18,457,525
          2017...............     $1.37       $1.57      22,500,019
          2016...............     $1.33       $1.37      28,754,630
          2015...............     $1.34       $1.33      29,151,587
          2014...............     $1.30       $1.34      29,561,200
          2013...............     $1.07       $1.30      29,604,667
          2012...............     $0.98       $1.07      29,086,257
          2011...............     $1.02       $0.98      25,596,937
          2010...............     $0.90       $1.02      20,623,865
          2009...............     $0.76       $0.90      15,250,085

1.40% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.14       $1.09              --
          2017...............     $1.03       $1.14              --
          2016...............     $1.03       $1.03       1,036,499
          2015...............     $1.06       $1.03         580,387
          2014...............     $1.04       $1.06         595,717
          2013...............     $1.00       $1.04          14,775
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.44       $1.38       3,460,758
          2017...............     $1.30       $1.44       3,897,676
          2016...............     $1.27       $1.30       4,702,326
          2015...............     $1.29       $1.27       4,749,772
          2014...............     $1.26       $1.29       5,153,326
          2013...............     $1.08       $1.26       6,443,375
          2012...............     $1.01       $1.08       6,531,156
          2011...............     $1.03       $1.01       5,859,850
          2010...............     $0.94       $1.03       5,451,023
          2009...............     $0.83       $0.94       4,500,970
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $2.56       $2.39          15,230
          2017...............     $3.17       $2.56          10,177
          2016...............     $3.16       $3.17       1,272,671
          2015...............     $3.30       $3.16       1,589,243
          2014...............     $3.25       $3.30       1,785,869
          2013...............     $2.11       $3.25       2,106,861
          2012...............     $1.67       $2.11       2,279,406
          2011...............     $1.80       $1.67       2,063,396
          2010...............     $1.62       $1.80       1,928,132
          2009...............     $1.14       $1.62       1,923,624
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.53       $2.35         387,153
          2017...............     $2.43       $2.53         527,633
          2016...............     $2.36       $2.43         653,750
          2015...............     $2.29       $2.36         840,089
          2014...............     $1.78       $2.29       1,105,925
          2013...............     $1.79       $1.78       1,291,043
          2012...............     $1.54       $1.79       1,263,919
          2011...............     $1.49       $1.54       1,269,422
          2010...............     $1.17       $1.49       1,360,121
          2009...............     $0.96       $1.17       1,572,564
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.14       $1.89          30,350
          2017...............     $2.40       $2.14          41,786
          2016...............     $1.89       $2.40       1,353,801
          2015...............     $2.03       $1.89       1,740,169
          2014...............     $1.92       $2.03       2,006,794
          2013...............     $1.46       $1.92       2,180,106
          2012...............     $1.25       $1.46       2,541,455
          2011...............     $1.45       $1.25       2,611,575
          2010...............     $1.17       $1.45       2,454,136
          2009...............     $0.92       $1.17       2,509,060





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.34       $1.71          17,464
          2017...............     $1.93       $2.34       1,225,795
          2016...............     $1.90       $1.93       1,495,661
          2015...............     $1.89       $1.90       1,574,026
          2014...............     $1.89       $1.89       1,908,480
          2013...............     $1.34       $1.89       2,067,948
          2012...............     $1.29       $1.34       2,375,777
          2011...............     $1.46       $1.29       2,061,693
          2010...............     $1.15       $1.46       1,898,175
          2009...............     $0.87       $1.15       1,788,030
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $1.71       $1.56           4,850
          2017...............     $2.06       $1.71          14,516
          2016...............     $1.88       $2.06       2,781,214
          2015...............     $1.98       $1.88       3,249,074
          2014...............     $1.81       $1.98       3,772,361
          2013...............     $1.36       $1.81       4,237,825
          2012...............     $1.16       $1.36       4,758,620
          2011...............     $1.27       $1.16       5,072,035
          2010...............     $1.08       $1.27       5,128,525
          2009...............     $0.87       $1.08       5,172,353



1.50% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.92       $2.72          8,214
          2017...............     $2.43       $2.92          8,311
          2016...............     $2.53       $2.43        324,815
          2015...............     $2.80       $2.53        534,883
          2014...............     $3.00       $2.80        698,779
          2013...............     $2.44       $3.00        748,717
          2012...............     $2.07       $2.44        727,392
          2011...............     $2.27       $2.07        762,347
          2010...............     $2.12       $2.27        785,674
          2009...............     $1.72       $2.12        545,103
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.27       $2.17          6,880
          2017...............     $1.97       $2.27          9,657
          2016...............     $1.96       $1.97        281,033
          2015...............     $1.99       $1.96        277,575
          2014...............     $1.88       $1.99        219,594
          2013...............     $1.54       $1.88        211,880
          2012...............     $1.40       $1.54        136,146
          2011...............     $1.38       $1.40         97,365
          2010...............     $1.19       $1.38        167,456
          2009...............     $1.07       $1.19         43,542

1.50% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.36       $1.31         462,073
          2017...............     $1.32       $1.36         546,179
          2016...............     $1.29       $1.32         673,460
          2015...............     $1.31       $1.29         569,833
          2014...............     $1.27       $1.31         819,873
          2013...............     $1.32       $1.27         976,087
          2012...............     $1.27       $1.32       1,034,441
          2011...............     $1.20       $1.27       1,019,624
          2010...............     $1.15       $1.20       1,046,000
          2009...............     $1.09       $1.15         303,823
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $3.01       $2.83              --
          2017...............     $2.36       $3.01              --
          2016...............     $2.31       $2.36         285,861
          2015...............     $2.36       $2.31         233,043
          2014...............     $2.18       $2.36         274,305
          2013...............     $1.66       $2.18         368,357
          2012...............     $1.42       $1.66         660,945
          2011...............     $1.42       $1.42         740,183
          2010...............     $1.19       $1.42         768,446
          2009...............     $0.97       $1.19         886,066
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.24       $1.94         126,305
          2017...............     $1.96       $2.24         140,354
          2016...............     $1.86       $1.96         148,188
          2015...............     $1.93       $1.86         143,144
          2014...............     $1.78       $1.93         219,618
          2013...............     $1.40       $1.78         255,280
          2012...............     $1.25       $1.40         248,799
          2011...............     $1.34       $1.25         277,118
          2010...............     $1.16       $1.34         279,839
          2009...............     $1.00       $1.16         217,721
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.05       $0.68         117,202
          2017...............     $1.22       $1.05         132,622
          2016...............     $0.92       $1.22          89,024
          2015...............     $1.20       $0.92          76,706
          2014...............     $1.37       $1.20          92,490
          2013...............     $1.08       $1.37          98,860
          2012...............     $1.09       $1.08         105,175
          2011...............     $1.21       $1.09         110,850
          2010...............     $1.01       $1.21         122,673
          2009...............     $0.73       $1.01         135,529
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.06       $1.04         145,425
          2017...............     $1.03       $1.06         140,454
          2016...............     $0.98       $1.03         136,189
          2015...............     $1.02       $0.98         208,967
          2014...............     $1.03       $1.02         162,823
          2013...............     $1.03       $1.03          89,964
          2012...............     $0.98       $1.03          47,949
          2011...............     $1.00       $0.98              --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.47       $2.28              --
          2017...............     $1.77       $2.47              --
          2016...............     $1.85       $1.77         190,191
          2015...............     $1.82       $1.85         184,549
          2014...............     $1.83       $1.82         207,075
          2013...............     $1.56       $1.83         223,068
          2012...............     $1.34       $1.56         237,372
          2011...............     $1.47       $1.34         234,308
          2010...............     $1.30       $1.47         245,416
          2009...............     $1.04       $1.30         201,450
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.95       $0.95          46,823
          2017...............     $0.96       $0.95          67,753
          2016...............     $0.98       $0.96          95,791
          2015...............     $0.99       $0.98         139,297
          2014...............     $1.01       $0.99         154,255
          2013...............     $1.02       $1.01         143,695
          2012...............     $1.04       $1.02         149,980
          2011...............     $1.05       $1.04         146,362
          2010...............     $1.07       $1.05          68,842
          2009...............     $1.07       $1.07         459,085
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.85       $2.87         169,316
          2017...............     $2.23       $2.85         217,479
          2016...............     $2.24       $2.23         345,567
          2015...............     $2.12       $2.24         355,304
          2014...............     $1.93       $2.12         382,801
          2013...............     $1.43       $1.93         492,169
          2012...............     $1.29       $1.43         827,084
          2011...............     $1.28       $1.29         986,320
          2010...............     $1.16       $1.28       1,049,333
          2009...............     $0.92       $1.16       1,007,038
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.15       $1.11          22,601
          2017...............     $2.11       $1.15          33,765
          2016...............     $1.84       $2.11         623,689
          2015...............     $2.00       $1.84         668,132
          2014...............     $1.99       $2.00         759,346
          2013...............     $1.83       $1.99         758,875
          2012...............     $1.57       $1.83         696,629
          2011...............     $1.51       $1.57         719,272
          2010...............     $1.34       $1.51         749,025
          2009...............     $0.93       $1.34         649,866
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $3.08       $2.49          50,828
          2017...............     $1.76       $3.08          60,087
          2016...............     $1.77       $1.76         202,004
          2015...............     $1.81       $1.77         224,235
          2014...............     $1.81       $1.81         214,966
          2013...............     $1.47       $1.81         229,232
          2012...............     $1.32       $1.47         234,741
          2011...............     $1.55       $1.32         213,184
          2010...............     $1.38       $1.55         219,814
          2009...............     $1.02       $1.38         355,828

1.50% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $1.00       $0.99         40,997
          2017...............     $1.00       $1.00         38,967
          2016...............     $1.00       $1.00         29,608
          2015...............     $1.00       $1.00         36,933
          2014...............     $1.01       $1.00         81,801
          2013...............     $1.03       $1.01         91,122
          2012...............     $1.01       $1.03         47,195
          2011...............     $1.00       $1.01             --
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $3.03       $2.98             --
          2017...............     $2.42       $3.03             --
          2016...............     $2.32       $2.42        167,382
          2015...............     $2.50       $2.32        160,181
          2014...............     $2.35       $2.50        197,210
          2013...............     $1.84       $2.35        213,304
          2012...............     $1.64       $1.84        186,960
          2011...............     $1.68       $1.64        201,931
          2010...............     $1.29       $1.68        206,003
          2009...............     $0.89       $1.29        176,351
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.09       $0.83          1,163
          2017...............     $1.08       $1.09          1,892
          2016...............     $0.88       $1.08        207,914
          2015...............     $1.15       $0.88        214,628
          2014...............     $1.35       $1.15        263,950
          2013...............     $1.27       $1.35        281,880
          2012...............     $1.26       $1.27        267,237
          2011...............     $1.63       $1.26        308,857
          2010...............     $1.42       $1.63        337,842
          2009...............     $0.83       $1.42        332,861
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.63       $1.54        144,935
          2017...............     $1.38       $1.63        159,370
          2016...............     $1.34       $1.38        161,366
          2015...............     $1.36       $1.34        159,041
          2014...............     $1.31       $1.36        163,189
          2013...............     $1.05       $1.31        165,164
          2012...............     $0.95       $1.05         68,010
          2011...............     $1.00       $0.95             --
          2010...............     $0.88       $1.00             --
          2009...............     $1.00       $0.88             --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.35       $1.31         48,650
          2017...............     $1.24       $1.35         49,257
          2016...............     $1.23       $1.24         48,416
          2015...............     $1.24       $1.23         48,943
          2014...............     $1.22       $1.24         51,591
          2013...............     $1.08       $1.22         52,932
          2012...............     $1.02       $1.08         52,549
          2011...............     $1.03       $1.02         51,814
          2010...............     $0.96       $1.03        116,746
          2009...............     $1.00       $0.96         64,487





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.18       $1.12             --
          2017...............     $1.05       $1.18             --
          2016...............     $1.05       $1.05             --
          2015...............     $1.07       $1.05             --
          2014...............     $1.05       $1.07             --
          2013...............     $1.00       $1.05             --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.49       $1.41        520,065
          2017...............     $1.32       $1.49        632,946
          2016...............     $1.29       $1.32        656,823
          2015...............     $1.31       $1.29        732,168
          2014...............     $1.27       $1.31        755,396
          2013...............     $1.07       $1.27        783,733
          2012...............     $0.99       $1.07        748,698
          2011...............     $1.02       $0.99        592,899
          2010...............     $0.92       $1.02        711,489
          2009...............     $0.79       $0.92        454,145
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.21       $1.14             --
          2017...............     $1.06       $1.21             --
          2016...............     $1.05       $1.06        109,665
          2015...............     $1.08       $1.05             --
          2014...............     $1.05       $1.08             --
          2013...............     $1.00       $1.05             --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.56       $1.46        519,277
          2017...............     $1.35       $1.56        581,939
          2016...............     $1.32       $1.35        567,897
          2015...............     $1.33       $1.32        791,740
          2014...............     $1.29       $1.33        822,218
          2013...............     $1.06       $1.29        851,510
          2012...............     $0.97       $1.06        707,339
          2011...............     $1.02       $0.97        757,094
          2010...............     $0.90       $1.02        701,811
          2009...............     $0.76       $0.90        705,844
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.13       $1.09             --
          2017...............     $1.03       $1.13             --
          2016...............     $1.03       $1.03             --
          2015...............     $1.05       $1.03             --
          2014...............     $1.04       $1.05             --
          2013...............     $1.00       $1.04             --

1.50% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.43       $1.37        155,731
          2017...............     $1.28       $1.43        278,753
          2016...............     $1.26       $1.28        856,108
          2015...............     $1.28       $1.26        848,177
          2014...............     $1.25       $1.28        859,866
          2013...............     $1.08       $1.25        866,482
          2012...............     $1.01       $1.08        858,840
          2011...............     $1.03       $1.01        737,864
          2010...............     $0.94       $1.03        764,980
          2009...............     $0.83       $0.94        700,127
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.41       $4.12          1,536
          2017...............     $3.13       $4.41          1,603
          2016...............     $3.13       $3.13        149,276
          2015...............     $3.27       $3.13        156,995
          2014...............     $3.22       $3.27        170,448
          2013...............     $2.09       $3.22        242,150
          2012...............     $1.66       $2.09        302,835
          2011...............     $1.79       $1.66        301,538
          2010...............     $1.61       $1.79        317,594
          2009...............     $1.14       $1.61        301,260
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.49       $2.32         66,062
          2017...............     $2.40       $2.49         73,111
          2016...............     $2.34       $2.40        186,521
          2015...............     $2.26       $2.34        132,686
          2014...............     $1.77       $2.26        151,853
          2013...............     $1.77       $1.77        183,461
          2012...............     $1.53       $1.77        263,120
          2011...............     $1.48       $1.53        282,907
          2010...............     $1.17       $1.48        309,388
          2009...............     $0.96       $1.17        326,028
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $3.95       $3.48         17,519
          2017...............     $2.37       $3.95         21,890
          2016...............     $1.87       $2.37        128,174
          2015...............     $2.01       $1.87         90,269
          2014...............     $1.91       $2.01        101,374
          2013...............     $1.45       $1.91        107,726
          2012...............     $1.24       $1.45        161,647
          2011...............     $1.44       $1.24        182,184
          2010...............     $1.16       $1.44        234,429
          2009...............     $0.91       $1.16        190,654
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.31       $3.66             --
          2017...............     $1.91       $2.31        126,369
          2016...............     $1.88       $1.91        180,274
          2015...............     $1.87       $1.88        169,931
          2014...............     $1.87       $1.87        191,770
          2013...............     $1.33       $1.87        213,365
          2012...............     $1.28       $1.33        211,236
          2011...............     $1.45       $1.28        222,746
          2010...............     $1.14       $1.45        209,407
          2009...............     $0.86       $1.14        296,701





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.51       $2.30             --
          2017...............     $2.03       $2.51             --
          2016...............     $1.85       $2.03        334,813
          2015...............     $1.96       $1.85        292,755
          2014...............     $1.79       $1.96        305,834
          2013...............     $1.34       $1.79        335,295
          2012...............     $1.15       $1.34        361,996
          2011...............     $1.26       $1.15        370,310
          2010...............     $1.08       $1.26        392,070
          2009...............     $0.86       $1.08        372,962



1.60% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.87       $2.67          49,190
          2017...............     $2.40       $2.87         113,077
          2016...............     $2.50       $2.40         671,329
          2015...............     $2.77       $2.50         702,814
          2014...............     $2.97       $2.77       1,060,618
          2013...............     $2.41       $2.97       1,099,533
          2012...............     $2.06       $2.41       1,342,717
          2011...............     $2.25       $2.06       1,359,475
          2010...............     $2.11       $2.25       1,542,379
          2009...............     $1.71       $2.11       1,591,399
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.21       $2.11          79,373
          2017...............     $1.94       $2.21         155,492
          2016...............     $1.93       $1.94         279,292
          2015...............     $1.97       $1.93         389,220
          2014...............     $1.86       $1.97         343,259
          2013...............     $1.53       $1.86         368,723
          2012...............     $1.39       $1.53         301,269
          2011...............     $1.37       $1.39         333,862
          2010...............     $1.19       $1.37         376,897
          2009...............     $1.07       $1.19         365,096
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.34       $1.29         600,060
          2017...............     $1.31       $1.34         801,100
          2016...............     $1.28       $1.31         664,531
          2015...............     $1.29       $1.28         788,780
          2014...............     $1.26       $1.29       1,044,583
          2013...............     $1.31       $1.26       1,374,344
          2012...............     $1.26       $1.31       1,508,265
          2011...............     $1.19       $1.26       1,545,327
          2010...............     $1.14       $1.19       1,734,464
          2009...............     $1.08       $1.14       1,071,213

1.60% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.95       $2.77        371,948
          2017...............     $2.33       $2.95        407,318
          2016...............     $2.28       $2.33        362,888
          2015...............     $2.33       $2.28        380,600
          2014...............     $2.16       $2.33        494,977
          2013...............     $1.64       $2.16        553,208
          2012...............     $1.41       $1.64        573,101
          2011...............     $1.41       $1.41        607,717
          2010...............     $1.18       $1.41        589,406
          2009...............     $0.97       $1.18        611,140
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.20       $1.92        203,273
          2017...............     $1.94       $2.20        263,371
          2016...............     $1.84       $1.94        266,468
          2015...............     $1.91       $1.84        331,897
          2014...............     $1.77       $1.91        450,620
          2013...............     $1.39       $1.77        484,200
          2012...............     $1.24       $1.39        584,094
          2011...............     $1.33       $1.24        635,235
          2010...............     $1.16       $1.33        684,396
          2009...............     $1.00       $1.16        624,399
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.04       $0.67        164,647
          2017...............     $1.21       $1.04        202,480
          2016...............     $0.91       $1.21        198,353
          2015...............     $1.19       $0.91        219,234
          2014...............     $1.35       $1.19        244,011
          2013...............     $1.08       $1.35        242,982
          2012...............     $1.08       $1.08        259,317
          2011...............     $1.21       $1.08        247,180
          2010...............     $1.01       $1.21        310,861
          2009...............     $0.73       $1.01        254,708
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.05       $1.04        231,440
          2017...............     $1.03       $1.05        267,945
          2016...............     $0.97       $1.03        158,200
          2015...............     $1.02       $0.97        161,894
          2014...............     $1.03       $1.02        160,091
          2013...............     $1.03       $1.03        150,373
          2012...............     $0.98       $1.03        101,815
          2011...............     $1.00       $0.98         84,394
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.32       $2.14        359,960
          2017...............     $1.75       $2.32        408,214
          2016...............     $1.83       $1.75        322,049
          2015...............     $1.80       $1.83        303,899
          2014...............     $1.81       $1.80        376,510
          2013...............     $1.54       $1.81        468,905
          2012...............     $1.33       $1.54        533,963
          2011...............     $1.46       $1.33        535,215
          2010...............     $1.29       $1.46        536,424
          2009...............     $1.03       $1.29        552,464





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.94       $0.94         53,192
          2017...............     $0.95       $0.94         54,578
          2016...............     $0.97       $0.95         50,899
          2015...............     $0.98       $0.97         54,570
          2014...............     $1.00       $0.98         98,032
          2013...............     $1.01       $1.00        166,248
          2012...............     $1.03       $1.01        194,257
          2011...............     $1.04       $1.03        177,195
          2010...............     $1.06       $1.04         55,107
          2009...............     $1.07       $1.06        130,311
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.81       $2.83        277,458
          2017...............     $2.21       $2.81        320,677
          2016...............     $2.21       $2.21        320,545
          2015...............     $2.10       $2.21        444,490
          2014...............     $1.91       $2.10        555,171
          2013...............     $1.42       $1.91        674,004
          2012...............     $1.28       $1.42        810,962
          2011...............     $1.27       $1.28        899,186
          2010...............     $1.15       $1.27        867,541
          2009...............     $0.92       $1.15        898,444
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.14       $1.10        837,178
          2017...............     $2.08       $1.14        753,358
          2016...............     $1.82       $2.08        486,652
          2015...............     $1.98       $1.82        713,233
          2014...............     $1.98       $1.98        656,204
          2013...............     $1.82       $1.98        696,201
          2012...............     $1.56       $1.82        770,882
          2011...............     $1.50       $1.56        885,990
          2010...............     $1.33       $1.50        867,966
          2009...............     $0.92       $1.33        857,466
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.33       $1.88        398,159
          2017...............     $1.74       $2.33        352,816
          2016...............     $1.75       $1.74        313,264
          2015...............     $1.79       $1.75        348,245
          2014...............     $1.79       $1.79        388,911
          2013...............     $1.46       $1.79        391,271
          2012...............     $1.31       $1.46        497,838
          2011...............     $1.54       $1.31        512,697
          2010...............     $1.37       $1.54        471,761
          2009...............     $1.02       $1.37        501,887
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.99       $0.99        123,031
          2017...............     $1.00       $0.99        138,882
          2016...............     $0.99       $1.00        178,551
          2015...............     $1.00       $0.99        189,963
          2014...............     $1.01       $1.00        193,065
          2013...............     $1.03       $1.01        218,085
          2012...............     $1.01       $1.03        174,684
          2011...............     $1.00       $1.01         66,500

1.60% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.99       $2.94        276,620
          2017...............     $2.40       $2.99        328,147
          2016...............     $2.29       $2.40        210,543
          2015...............     $2.47       $2.29        221,117
          2014...............     $2.33       $2.47        304,418
          2013...............     $1.82       $2.33        323,050
          2012...............     $1.63       $1.82        358,802
          2011...............     $1.67       $1.63        346,030
          2010...............     $1.29       $1.67        326,524
          2009...............     $0.89       $1.29        344,215
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.08       $0.81        578,511
          2017...............     $1.06       $1.08        398,931
          2016...............     $0.87       $1.06        316,962
          2015...............     $1.14       $0.87        277,295
          2014...............     $1.34       $1.14        533,847
          2013...............     $1.26       $1.34        557,940
          2012...............     $1.26       $1.26        737,261
          2011...............     $1.62       $1.26        750,687
          2010...............     $1.41       $1.62        887,967
          2009...............     $0.82       $1.41        881,344
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.62       $1.52        159,537
          2017...............     $1.37       $1.62        387,593
          2016...............     $1.33       $1.37        387,753
          2015...............     $1.35       $1.33        373,956
          2014...............     $1.31       $1.35        372,094
          2013...............     $1.04       $1.31        370,072
          2012...............     $0.95       $1.04        367,545
          2011...............     $1.00       $0.95        345,223
          2010...............     $0.88       $1.00        346,502
          2009...............     $0.73       $0.88        344,156
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.34       $1.29         81,927
          2017...............     $1.23       $1.34         89,228
          2016...............     $1.22       $1.23         77,428
          2015...............     $1.23       $1.22         75,458
          2014...............     $1.21       $1.23        533,512
          2013...............     $1.07       $1.21        535,382
          2012...............     $1.02       $1.07        537,256
          2011...............     $1.03       $1.02        537,881
          2010...............     $0.95       $1.03        514,279
          2009...............     $0.86       $0.95         89,593
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.17       $1.11        140,760
          2017...............     $1.05       $1.17        142,008
          2016...............     $1.05       $1.05        335,958
          2015...............     $1.07       $1.05        333,334
          2014...............     $1.05       $1.07             --
          2013...............     $1.00       $1.05             --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.48       $1.40        343,986
          2017...............     $1.31       $1.48        356,751
          2016...............     $1.28       $1.31        327,565
          2015...............     $1.30       $1.28        321,734
          2014...............     $1.27       $1.30        428,166
          2013...............     $1.06       $1.27        431,977
          2012...............     $0.99       $1.06        422,113
          2011...............     $1.02       $0.99        152,895
          2010...............     $0.92       $1.02         33,840
          2009...............     $1.00       $0.92         39,383
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.21       $1.13         47,834
          2017...............     $1.06       $1.21         48,407
          2016...............     $1.05       $1.06             --
          2015...............     $1.08       $1.05             --
          2014...............     $1.05       $1.08             --
          2013...............     $1.00       $1.05             --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.54       $1.45        465,742
          2017...............     $1.34       $1.54        566,265
          2016...............     $1.31       $1.34        591,336
          2015...............     $1.33       $1.31        576,070
          2014...............     $1.29       $1.33        471,672
          2013...............     $1.06       $1.29        473,437
          2012...............     $0.97       $1.06        475,223
          2011...............     $1.02       $0.97        217,326
          2010...............     $0.90       $1.02        220,033
          2009...............     $0.76       $0.90        210,544
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.13       $1.08         59,897
          2017...............     $1.03       $1.13         62,168
          2016...............     $1.03       $1.03             --
          2015...............     $1.05       $1.03             --
          2014...............     $1.04       $1.05             --
          2013...............     $1.00       $1.04             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.41       $1.35        192,914
          2017...............     $1.27       $1.41        201,092
          2016...............     $1.26       $1.27        252,665
          2015...............     $1.27       $1.26        264,467
          2014...............     $1.24       $1.27        276,813
          2013...............     $1.07       $1.24        289,407
          2012...............     $1.01       $1.07        586,905
          2011...............     $1.02       $1.01        209,378
          2010...............     $0.94       $1.02         35,817
          2009...............     $0.83       $0.94        472,124

1.60% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.23       $3.94        324,972
          2017...............     $3.09       $4.23        252,261
          2016...............     $3.09       $3.09        303,540
          2015...............     $3.23       $3.09        286,024
          2014...............     $3.19       $3.23        381,831
          2013...............     $2.07       $3.19        401,488
          2012...............     $1.65       $2.07        499,907
          2011...............     $1.78       $1.65        579,978
          2010...............     $1.60       $1.78        598,724
          2009...............     $1.13       $1.60        630,382
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.46       $2.28         59,203
          2017...............     $2.37       $2.46         78,725
          2016...............     $2.31       $2.37        103,819
          2015...............     $2.24       $2.31         93,689
          2014...............     $1.75       $2.24        159,222
          2013...............     $1.76       $1.75        181,852
          2012...............     $1.52       $1.76        206,410
          2011...............     $1.47       $1.52        249,339
          2010...............     $1.16       $1.47        280,973
          2009...............     $0.95       $1.16        241,726
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.94       $2.59        142,426
          2017...............     $2.34       $2.94        122,456
          2016...............     $1.85       $2.34         66,503
          2015...............     $1.99       $1.85        103,949
          2014...............     $1.89       $1.99        146,062
          2013...............     $1.44       $1.89        148,687
          2012...............     $1.23       $1.44        212,579
          2011...............     $1.43       $1.23        280,926
          2010...............     $1.15       $1.43        288,352
          2009...............     $0.91       $1.15        317,789
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.28       $2.58         95,298
          2017...............     $1.88       $2.28        181,816
          2016...............     $1.86       $1.88        257,639
          2015...............     $1.85       $1.86        312,575
          2014...............     $1.85       $1.85        458,249
          2013...............     $1.31       $1.85        514,170
          2012...............     $1.27       $1.31        559,495
          2011...............     $1.44       $1.27        607,633
          2010...............     $1.14       $1.44        594,396
          2009...............     $0.86       $1.14        641,054
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.43       $2.22        416,161
          2017...............     $2.00       $2.43        450,143
          2016...............     $1.83       $2.00        174,594
          2015...............     $1.94       $1.83        263,288
          2014...............     $1.77       $1.94        419,438
          2013...............     $1.33       $1.77        460,973
          2012...............     $1.14       $1.33        615,822
          2011...............     $1.25       $1.14        737,808
          2010...............     $1.07       $1.25        760,239
          2009...............     $0.86       $1.07        762,284




1.65% Variable Account Charge




                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.85       $2.65       1,360,531
          2017...............     $2.38       $2.85       1,485,226
          2016...............     $2.49       $2.38          88,298
          2015...............     $2.76       $2.49          82,899
          2014...............     $2.96       $2.76          94,355
          2013...............     $2.40       $2.96         187,685
          2012...............     $2.05       $2.40         225,514
          2011...............     $2.25       $2.05         229,055
          2010...............     $2.10       $2.25         245,682
          2009...............     $1.71       $2.10         246,809
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.22       $2.12         188,599
          2017...............     $1.93       $2.22         207,482
          2016...............     $1.92       $1.93          33,020
          2015...............     $1.96       $1.92          33,015
          2014...............     $1.85       $1.96          31,353
          2013...............     $1.52       $1.85          30,277
          2012...............     $1.39       $1.52          29,440
          2011...............     $1.36       $1.39           2,956
          2010...............     $1.18       $1.36           2,977
          2009...............     $1.06       $1.18           2,998
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.33       $1.28         131,444
          2017...............     $1.30       $1.33         131,139
          2016...............     $1.27       $1.30         128,995
          2015...............     $1.29       $1.27         134,014
          2014...............     $1.25       $1.29         166,198
          2013...............     $1.30       $1.25         207,787
          2012...............     $1.25       $1.30         220,723
          2011...............     $1.19       $1.25         244,790
          2010...............     $1.14       $1.19         292,390
          2009...............     $1.08       $1.14         147,936
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.95       $2.77         401,212
          2017...............     $2.31       $2.95         446,773
          2016...............     $2.27       $2.31          40,161
          2015...............     $2.32       $2.27          43,612
          2014...............     $2.15       $2.32          67,100
          2013...............     $1.64       $2.15          67,893
          2012...............     $1.40       $1.64         116,699
          2011...............     $1.40       $1.40         126,411
          2010...............     $1.18       $1.40         134,724
          2009...............     $0.97       $1.18         118,124
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.19       $1.90          22,076
          2017...............     $1.93       $2.19          21,557
          2016...............     $1.83       $1.93          21,740
          2015...............     $1.90       $1.83          27,298
          2014...............     $1.76       $1.90          27,895
          2013...............     $1.38       $1.76          65,120
          2012...............     $1.24       $1.38          77,725
          2011...............     $1.32       $1.24         105,032
          2010...............     $1.15       $1.32         102,894
          2009...............     $1.00       $1.15         102,579

1.65% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.03       $0.67          1,879
          2017...............     $1.20       $1.03          1,982
          2016...............     $0.91       $1.20          1,484
          2015...............     $1.19       $0.91          1,570
          2014...............     $1.35       $1.19             --
          2013...............     $1.07       $1.35             --
          2012...............     $1.08       $1.07             --
          2011...............     $1.20       $1.08             --
          2010...............     $1.00       $1.20             --
          2009...............     $0.00       $1.00             --
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.05       $1.03             --
          2017...............     $1.02       $1.05             --
          2016...............     $0.97       $1.02             --
          2015...............     $1.02       $0.97             --
          2014...............     $1.03       $1.02          2,368
          2013...............     $1.03       $1.03          2,149
          2012...............     $0.98       $1.03             --
          2011...............     $1.00       $0.98             --
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.41       $2.22        193,928
          2017...............     $1.74       $2.41        231,109
          2016...............     $1.82       $1.74         35,847
          2015...............     $1.79       $1.82         33,520
          2014...............     $1.80       $1.79         66,713
          2013...............     $1.54       $1.80         66,208
          2012...............     $1.32       $1.54        102,966
          2011...............     $1.45       $1.32         86,880
          2010...............     $1.29       $1.45         89,279
          2009...............     $1.03       $1.29         90,718
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.94       $0.93         28,516
          2017...............     $0.95       $0.94         29,219
          2016...............     $0.96       $0.95         26,335
          2015...............     $0.98       $0.96         25,856
          2014...............     $0.99       $0.98         26,825
          2013...............     $1.01       $0.99         34,931
          2012...............     $1.02       $1.01         30,627
          2011...............     $1.04       $1.02         28,637
          2010...............     $1.06       $1.04        171,825
          2009...............     $1.06       $1.06        170,823
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.79       $2.81         87,443
          2017...............     $2.19       $2.79         91,187
          2016...............     $2.20       $2.19         98,398
          2015...............     $2.09       $2.20         99,667
          2014...............     $1.90       $2.09        166,218
          2013...............     $1.41       $1.90        255,510
          2012...............     $1.28       $1.41        345,511
          2011...............     $1.27       $1.28        329,953
          2010...............     $1.15       $1.27        348,904
          2009...............     $0.92       $1.15        346,903





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.14       $1.10        714,883
          2017...............     $2.07       $1.14        912,444
          2016...............     $1.81       $2.07         37,008
          2015...............     $1.97       $1.81         41,878
          2014...............     $1.97       $1.97         44,623
          2013...............     $1.81       $1.97         87,789
          2012...............     $1.55       $1.81        134,583
          2011...............     $1.50       $1.55        104,289
          2010...............     $1.33       $1.50        105,316
          2009...............     $0.92       $1.33        107,294
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $3.01       $2.43        473,381
          2017...............     $1.73       $3.01        482,218
          2016...............     $1.74       $1.73         43,847
          2015...............     $1.78       $1.74         44,328
          2014...............     $1.78       $1.78         46,024
          2013...............     $1.45       $1.78         48,054
          2012...............     $1.30       $1.45         46,426
          2011...............     $1.54       $1.30         36,598
          2010...............     $1.37       $1.54         38,103
          2009...............     $1.02       $1.37         39,213
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.99       $0.98             --
          2017...............     $0.99       $0.99             --
          2016...............     $0.99       $0.99             --
          2015...............     $1.00       $0.99             --
          2014...............     $1.00       $1.00             --
          2013...............     $1.03       $1.00             --
          2012...............     $1.01       $1.03             --
          2011...............     $1.00       $1.01             --
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.97       $2.92        111,241
          2017...............     $2.38       $2.97        159,986
          2016...............     $2.28       $2.38          6,997
          2015...............     $2.46       $2.28          6,895
          2014...............     $2.32       $2.46          7,508
          2013...............     $1.82       $2.32          7,723
          2012...............     $1.63       $1.82          8,846
          2011...............     $1.66       $1.63          6,905
          2010...............     $1.28       $1.66          7,418
          2009...............     $0.89       $1.28          8,459
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.07       $0.81        683,244
          2017...............     $1.06       $1.07        632,795
          2016...............     $0.87       $1.06         28,761
          2015...............     $1.14       $0.87         27,786
          2014...............     $1.33       $1.14         25,743
          2013...............     $1.25       $1.33         53,065
          2012...............     $1.25       $1.25         52,626
          2011...............     $1.62       $1.25         87,086
          2010...............     $1.41       $1.62        111,993
          2009...............     $0.82       $1.41        112,276

1.65% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.61       $1.52              --
          2017...............     $1.37       $1.61              --
          2016...............     $1.33       $1.37              --
          2015...............     $1.34       $1.33              --
          2014...............     $1.30       $1.34              --
          2013...............     $1.04       $1.30              --
          2012...............     $0.94       $1.04              --
          2011...............     $1.00       $0.94              --
          2010...............     $0.88       $1.00              --
          2009...............     $1.00       $0.88              --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.33       $1.29              --
          2017...............     $1.23       $1.33              --
          2016...............     $1.21       $1.23              --
          2015...............     $1.23       $1.21              --
          2014...............     $1.21       $1.23          89,084
          2013...............     $1.07       $1.21          99,220
          2012...............     $1.02       $1.07         110,627
          2011...............     $1.03       $1.02         140,373
          2010...............     $0.95       $1.03         147,193
          2009...............     $1.00       $0.95              --
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.17       $1.11         212,743
          2017...............     $1.05       $1.17         252,937
          2016...............     $1.05       $1.05              --
          2015...............     $1.07       $1.05              --
          2014...............     $1.05       $1.07              --
          2013...............     $1.00       $1.05              --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.47       $1.39         877,155
          2017...............     $1.30       $1.47         941,328
          2016...............     $1.28       $1.30       1,015,403
          2015...............     $1.29       $1.28       1,004,575
          2014...............     $1.26       $1.29       1,035,745
          2013...............     $1.06       $1.26       1,119,789
          2012...............     $0.99       $1.06       1,178,665
          2011...............     $1.02       $0.99       1,184,835
          2010...............     $0.92       $1.02       1,191,012
          2009...............     $0.79       $0.92       1,322,419
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.20       $1.13          90,821
          2017...............     $1.06       $1.20          46,894
          2016...............     $1.05       $1.06              --
          2015...............     $1.07       $1.05              --
          2014...............     $1.05       $1.07              --
          2013...............     $1.00       $1.05              --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.53       $1.44         46,230
          2017...............     $1.34       $1.53         51,285
          2016...............     $1.30       $1.34         81,845
          2015...............     $1.32       $1.30        233,245
          2014...............     $1.28       $1.32        269,280
          2013...............     $1.05       $1.28        282,341
          2012...............     $0.97       $1.05        305,349
          2011...............     $1.01       $0.97        311,284
          2010...............     $0.90       $1.01        226,844
          2009...............     $0.76       $0.90        229,398
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.13       $1.08        227,862
          2017...............     $1.02       $1.13        262,629
          2016...............     $1.03       $1.02             --
          2015...............     $1.05       $1.03             --
          2014...............     $1.04       $1.05             --
          2013...............     $1.00       $1.04             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.41       $1.35         12,356
          2017...............     $1.27       $1.41         16,077
          2016...............     $1.25       $1.27         21,852
          2015...............     $1.27       $1.25         29,248
          2014...............     $1.24       $1.27         29,584
          2013...............     $1.07       $1.24         29,921
          2012...............     $1.00       $1.07         30,268
          2011...............     $1.02       $1.00         30,631
          2010...............     $0.94       $1.02         30,992
          2009...............     $1.00       $0.94         31,357
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.32       $4.02        153,870
          2017...............     $3.07       $4.32        194,751
          2016...............     $3.07       $3.07         15,829
          2015...............     $3.21       $3.07         18,777
          2014...............     $3.18       $3.21         38,159
          2013...............     $2.06       $3.18         57,349
          2012...............     $1.64       $2.06         88,520
          2011...............     $1.77       $1.64        112,920
          2010...............     $1.60       $1.77        128,502
          2009...............     $1.13       $1.60        144,744
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.44       $2.27         76,784
          2017...............     $2.36       $2.44         79,218
          2016...............     $2.30       $2.36         80,409
          2015...............     $2.23       $2.30         76,804
          2014...............     $1.74       $2.23         93,811
          2013...............     $1.75       $1.74        118,590
          2012...............     $1.51       $1.75        135,066
          2011...............     $1.46       $1.51        135,537
          2010...............     $1.16       $1.46        168,821
          2009...............     $0.95       $1.16        180,133

1.65% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $3.86       $3.40        140,488
          2017...............     $2.33       $3.86        158,165
          2016...............     $1.84       $2.33         26,702
          2015...............     $1.98       $1.84         30,252
          2014...............     $1.88       $1.98         33,126
          2013...............     $1.43       $1.88         34,576
          2012...............     $1.23       $1.43         35,120
          2011...............     $1.43       $1.23         44,201
          2010...............     $1.15       $1.43         43,906
          2009...............     $0.90       $1.15         46,478
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.27       $3.57         44,086
          2017...............     $1.87       $2.27         42,078
          2016...............     $1.85       $1.87         57,668
          2015...............     $1.84       $1.85         60,048
          2014...............     $1.85       $1.84         62,826
          2013...............     $1.31       $1.85         80,607
          2012...............     $1.27       $1.31         90,909
          2011...............     $1.44       $1.27         59,902
          2010...............     $1.14       $1.44         62,372
          2009...............     $0.86       $1.14         63,767
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.46       $2.24        479,036
          2017...............     $1.99       $2.46        532,949
          2016...............     $1.82       $1.99         89,569
          2015...............     $1.93       $1.82         95,798
          2014...............     $1.77       $1.93        100,846
          2013...............     $1.33       $1.77        146,815
          2012...............     $1.13       $1.33        161,726
          2011...............     $1.24       $1.13        133,162
          2010...............     $1.07       $1.24        143,717
          2009...............     $0.86       $1.07        146,852



1.75% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.81       $2.61          42,558
          2017...............     $2.35       $2.81          43,305
          2016...............     $2.46       $2.35       4,122,854
          2015...............     $2.73       $2.46       4,774,370
          2014...............     $2.93       $2.73       5,665,608
          2013...............     $2.38       $2.93       6,626,862
          2012...............     $2.04       $2.38       7,162,306
          2011...............     $2.23       $2.04       8,041,230
          2010...............     $2.09       $2.23       8,329,429
          2009...............     $1.70       $2.09       7,564,338





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.19       $2.08          27,103
          2017...............     $1.91       $2.19              --
          2016...............     $1.90       $1.91       1,221,451
          2015...............     $1.94       $1.90       1,370,928
          2014...............     $1.84       $1.94       1,622,771
          2013...............     $1.51       $1.84       1,545,876
          2012...............     $1.38       $1.51       1,626,087
          2011...............     $1.35       $1.38         973,584
          2010...............     $1.18       $1.35         946,484
          2009...............     $1.06       $1.18         868,022
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.31       $1.26       2,248,996
          2017...............     $1.28       $1.31       2,838,149
          2016...............     $1.25       $1.28       3,047,588
          2015...............     $1.27       $1.25       3,130,799
          2014...............     $1.24       $1.27       3,623,912
          2013...............     $1.29       $1.24       4,154,316
          2012...............     $1.24       $1.29       4,753,839
          2011...............     $1.18       $1.24       4,893,059
          2010...............     $1.13       $1.18       5,059,475
          2009...............     $1.07       $1.13       3,167,165
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.91       $2.73              --
          2017...............     $2.28       $2.91              --
          2016...............     $2.24       $2.28       1,486,989
          2015...............     $2.29       $2.24       1,618,390
          2014...............     $2.13       $2.29       2,126,041
          2013...............     $1.62       $2.13       2,443,647
          2012...............     $1.39       $1.62       2,492,873
          2011...............     $1.39       $1.39       2,483,364
          2010...............     $1.17       $1.39       2,401,326
          2009...............     $0.96       $1.17       2,159,842
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.16       $1.87         989,325
          2017...............     $1.90       $2.16       1,126,113
          2016...............     $1.81       $1.90       1,378,250
          2015...............     $1.88       $1.81       1,485,165
          2014...............     $1.74       $1.88       1,690,002
          2013...............     $1.37       $1.74       1,958,040
          2012...............     $1.23       $1.37       2,132,278
          2011...............     $1.31       $1.23       2,445,255
          2010...............     $1.15       $1.31       2,683,543
          2009...............     $0.99       $1.15       2,467,177
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.02       $0.66         924,398
          2017...............     $1.19       $1.02       1,166,807
          2016...............     $0.90       $1.19       1,362,265
          2015...............     $1.18       $0.90       1,333,748
          2014...............     $1.34       $1.18       1,618,315
          2013...............     $1.07       $1.34       2,134,243
          2012...............     $1.07       $1.07       2,314,841
          2011...............     $1.20       $1.07       2,511,402
          2010...............     $1.00       $1.20       2,738,456
          2009...............     $0.72       $1.00       1,699,864

1.75% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.04       $1.02         204,306
          2017...............     $1.02       $1.04         299,110
          2016...............     $0.97       $1.02         369,005
          2015...............     $1.01       $0.97         315,986
          2014...............     $1.03       $1.01         668,791
          2013...............     $1.03       $1.03         663,067
          2012...............     $0.98       $1.03         915,635
          2011...............     $1.00       $0.98         643,264
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.38       $2.19              --
          2017...............     $1.72       $2.38              --
          2016...............     $1.80       $1.72       2,478,914
          2015...............     $1.77       $1.80       2,622,441
          2014...............     $1.79       $1.77       3,098,664
          2013...............     $1.52       $1.79       3,416,006
          2012...............     $1.31       $1.52       3,927,541
          2011...............     $1.44       $1.31       4,132,893
          2010...............     $1.28       $1.44       4,296,307
          2009...............     $1.03       $1.28       4,253,633
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.92       $0.92         418,955
          2017...............     $0.93       $0.92         451,276
          2016...............     $0.95       $0.93         594,641
          2015...............     $0.96       $0.95         527,794
          2014...............     $0.98       $0.96         364,138
          2013...............     $1.00       $0.98         526,326
          2012...............     $1.02       $1.00         861,688
          2011...............     $1.03       $1.02       1,227,113
          2010...............     $1.05       $1.03         586,278
          2009...............     $1.06       $1.05         954,597
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.75       $2.77       1,712,380
          2017...............     $2.16       $2.75       2,351,118
          2016...............     $2.18       $2.16       2,907,554
          2015...............     $2.07       $2.18       3,422,023
          2014...............     $1.88       $2.07       3,925,303
          2013...............     $1.40       $1.88       4,842,595
          2012...............     $1.27       $1.40       5,564,192
          2011...............     $1.26       $1.27       6,286,094
          2010...............     $1.14       $1.26       6,752,849
          2009...............     $0.91       $1.14       6,731,710
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.13       $1.09          49,417
          2017...............     $2.05       $1.13          35,087
          2016...............     $1.79       $2.05       2,470,274
          2015...............     $1.95       $1.79       2,580,886
          2014...............     $1.95       $1.95       2,989,218
          2013...............     $1.79       $1.95       3,414,826
          2012...............     $1.54       $1.79       3,664,541
          2011...............     $1.49       $1.54       4,031,434
          2010...............     $1.32       $1.49       4,765,118
          2009...............     $0.92       $1.32       4,650,610





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.97       $2.40          37,864
          2017...............     $1.70       $2.97          30,900
          2016...............     $1.72       $1.70       1,840,796
          2015...............     $1.76       $1.72       2,061,290
          2014...............     $1.77       $1.76       2,413,213
          2013...............     $1.44       $1.77       2,794,897
          2012...............     $1.29       $1.44       3,260,948
          2011...............     $1.53       $1.29       3,325,518
          2010...............     $1.36       $1.53       3,514,882
          2009...............     $1.01       $1.36       3,448,023
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.98       $0.97         183,677
          2017...............     $0.99       $0.98         404,732
          2016...............     $0.99       $0.99         593,710
          2015...............     $0.99       $0.99         798,525
          2014...............     $1.00       $0.99         881,946
          2013...............     $1.03       $1.00         663,919
          2012...............     $1.01       $1.03         705,131
          2011...............     $1.00       $1.01         489,150
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.94       $2.88           1,639
          2017...............     $2.35       $2.94           1,428
          2016...............     $2.26       $2.35       1,328,856
          2015...............     $2.44       $2.26       1,356,850
          2014...............     $2.30       $2.44       1,647,630
          2013...............     $1.80       $2.30       1,892,321
          2012...............     $1.61       $1.80       2,005,155
          2011...............     $1.65       $1.61       2,123,354
          2010...............     $1.28       $1.65       2,239,586
          2009...............     $0.89       $1.28       2,248,838
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.06       $0.80          28,252
          2017...............     $1.04       $1.06          28,252
          2016...............     $0.86       $1.04       3,876,499
          2015...............     $1.13       $0.86       4,239,192
          2014...............     $1.32       $1.13       4,472,261
          2013...............     $1.24       $1.32       4,944,084
          2012...............     $1.24       $1.24       5,286,702
          2011...............     $1.61       $1.24       5,065,934
          2010...............     $1.40       $1.61       5,160,989
          2009...............     $0.82       $1.40       5,050,516
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.60       $1.50         474,772
          2017...............     $1.35       $1.60         879,727
          2016...............     $1.32       $1.35       2,354,431
          2015...............     $1.33       $1.32       2,747,371
          2014...............     $1.29       $1.33       2,760,280
          2013...............     $1.04       $1.29       2,788,412
          2012...............     $0.94       $1.04       2,871,281
          2011...............     $1.00       $0.94       2,919,383
          2010...............     $0.88       $1.00       2,571,589
          2009...............     $0.73       $0.88       2,384,177

1.75% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.32       $1.27         335,815
          2017...............     $1.22       $1.32         323,658
          2016...............     $1.20       $1.22         324,573
          2015...............     $1.22       $1.20         306,256
          2014...............     $1.20       $1.22         454,248
          2013...............     $1.06       $1.20         467,904
          2012...............     $1.01       $1.06         509,132
          2011...............     $1.02       $1.01         532,140
          2010...............     $0.95       $1.02         386,083
          2009...............     $0.86       $0.95         385,653
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.17       $1.10              --
          2017...............     $1.04       $1.17              --
          2016...............     $1.04       $1.04         236,517
          2015...............     $1.07       $1.04          39,298
          2014...............     $1.05       $1.07              --
          2013...............     $1.00       $1.05              --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.46       $1.37       2,706,846
          2017...............     $1.29       $1.46       3,581,902
          2016...............     $1.27       $1.29       4,053,586
          2015...............     $1.29       $1.27       4,109,549
          2014...............     $1.26       $1.29       5,343,370
          2013...............     $1.06       $1.26       5,651,762
          2012...............     $0.98       $1.06       5,641,644
          2011...............     $1.01       $0.98       5,842,445
          2010...............     $0.92       $1.01       5,759,170
          2009...............     $0.79       $0.92       3,524,624
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.20       $1.12              --
          2017...............     $1.05       $1.20              --
          2016...............     $1.05       $1.05              --
          2015...............     $1.07       $1.05              --
          2014...............     $1.05       $1.07              --
          2013...............     $1.00       $1.05              --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.52       $1.42       1,292,211
          2017...............     $1.33       $1.52       2,077,755
          2016...............     $1.29       $1.33       2,548,986
          2015...............     $1.31       $1.29       2,590,282
          2014...............     $1.28       $1.31       2,059,207
          2013...............     $1.05       $1.28       2,554,705
          2012...............     $0.96       $1.05       2,585,111
          2011...............     $1.01       $0.96       2,884,340
          2010...............     $0.90       $1.01       2,227,693
          2009...............     $0.76       $0.90       1,985,150





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.12       $1.07         111,129
          2017...............     $1.02       $1.12              --
          2016...............     $1.03       $1.02              --
          2015...............     $1.05       $1.03          18,951
          2014...............     $1.04       $1.05              --
          2013...............     $1.00       $1.04              --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.39       $1.33         949,578
          2017...............     $1.26       $1.39       1,230,893
          2016...............     $1.24       $1.26       1,290,023
          2015...............     $1.26       $1.24       1,365,664
          2014...............     $1.23       $1.26       1,379,233
          2013...............     $1.07       $1.23       1,433,694
          2012...............     $1.00       $1.07       1,522,369
          2011...............     $1.02       $1.00       1,213,517
          2010...............     $0.93       $1.02         788,039
          2009...............     $0.83       $0.93         637,896
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.26       $3.96           2,500
          2017...............     $3.03       $4.26           1,180
          2016...............     $3.04       $3.03       2,140,058
          2015...............     $3.18       $3.04       2,378,268
          2014...............     $3.14       $3.18       2,951,364
          2013...............     $2.05       $3.14       3,706,906
          2012...............     $1.63       $2.05       4,245,310
          2011...............     $1.76       $1.63       4,778,029
          2010...............     $1.59       $1.76       4,958,438
          2009...............     $1.12       $1.59       4,639,099
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.41       $2.24         584,867
          2017...............     $2.33       $2.41         808,212
          2016...............     $2.27       $2.33         995,140
          2015...............     $2.21       $2.27       1,086,771
          2014...............     $1.72       $2.21       1,510,842
          2013...............     $1.73       $1.72       1,867,001
          2012...............     $1.50       $1.73       1,938,772
          2011...............     $1.45       $1.50       2,181,261
          2010...............     $1.15       $1.45       2,355,676
          2009...............     $0.95       $1.15       2,534,487
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $3.80       $3.35          11,998
          2017...............     $2.30       $3.80          13,927
          2016...............     $1.82       $2.30         883,795
          2015...............     $1.96       $1.82       1,008,290
          2014...............     $1.86       $1.96       1,227,070
          2013...............     $1.42       $1.86       1,478,675
          2012...............     $1.22       $1.42       1,730,611
          2011...............     $1.42       $1.22       1,953,427
          2010...............     $1.14       $1.42       2,069,242
          2009...............     $0.90       $1.14       2,124,883

1.75% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.24       $3.51              --
          2017...............     $1.85       $2.24       1,627,031
          2016...............     $1.83       $1.85       1,922,816
          2015...............     $1.82       $1.83       1,950,049
          2014...............     $1.83       $1.82       2,484,856
          2013...............     $1.30       $1.83       2,943,430
          2012...............     $1.26       $1.30       3,453,485
          2011...............     $1.43       $1.26       3,533,324
          2010...............     $1.13       $1.43       3,778,230
          2009...............     $0.85       $1.13       3,848,830
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.42       $2.21             331
          2017...............     $1.97       $2.42              --
          2016...............     $1.80       $1.97       1,486,611
          2015...............     $1.91       $1.80       1,660,183
          2014...............     $1.75       $1.91       2,148,836
          2013...............     $1.32       $1.75       2,670,533
          2012...............     $1.13       $1.32       3,224,631
          2011...............     $1.24       $1.13       3,693,740
          2010...............     $1.06       $1.24       4,064,584
          2009...............     $0.85       $1.06       4,230,133



1.85% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.77       $2.57       1,614,014
          2017...............     $2.32       $2.77       2,089,629
          2016...............     $2.43       $2.32       1,078,462
          2015...............     $2.70       $2.43       1,079,496
          2014...............     $2.90       $2.70       1,086,167
          2013...............     $2.36       $2.90       1,167,391
          2012...............     $2.02       $2.36       1,182,640
          2011...............     $2.22       $2.02       1,110,419
          2010...............     $2.08       $2.22         814,123
          2009...............     $1.69       $2.08         580,306
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.16       $2.05         552,041
          2017...............     $1.88       $2.16         591,645
          2016...............     $1.88       $1.88         344,868
          2015...............     $1.92       $1.88         327,005
          2014...............     $1.82       $1.92         335,925
          2013...............     $1.50       $1.82         350,295
          2012...............     $1.36       $1.50         333,198
          2011...............     $1.35       $1.36         299,569
          2010...............     $1.17       $1.35         169,521
          2009...............     $1.05       $1.17         129,764





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.29       $1.24         884,454
          2017...............     $1.27       $1.29       1,002,562
          2016...............     $1.24       $1.27       1,064,120
          2015...............     $1.26       $1.24         985,331
          2014...............     $1.23       $1.26       1,057,942
          2013...............     $1.28       $1.23       1,102,315
          2012...............     $1.23       $1.28         976,117
          2011...............     $1.17       $1.23         817,471
          2010...............     $1.12       $1.17         511,297
          2009...............     $1.07       $1.12         238,495
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.87       $2.69       2,009,053
          2017...............     $2.25       $2.87       2,277,939
          2016...............     $2.21       $2.25         495,659
          2015...............     $2.27       $2.21         504,662
          2014...............     $2.11       $2.27         527,306
          2013...............     $1.61       $2.11         572,640
          2012...............     $1.38       $1.61         560,768
          2011...............     $1.38       $1.38         486,990
          2010...............     $1.17       $1.38         247,015
          2009...............     $0.96       $1.17         198,979
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.13       $1.85         231,913
          2017...............     $1.88       $2.13         257,580
          2016...............     $1.79       $1.88         286,515
          2015...............     $1.86       $1.79         288,707
          2014...............     $1.73       $1.86         302,250
          2013...............     $1.36       $1.73         356,988
          2012...............     $1.22       $1.36         348,621
          2011...............     $1.30       $1.22         314,988
          2010...............     $1.14       $1.30         190,848
          2009...............     $0.99       $1.14         140,678
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.01       $0.65         196,994
          2017...............     $1.18       $1.01         265,404
          2016...............     $0.89       $1.18         212,651
          2015...............     $1.17       $0.89         186,893
          2014...............     $1.33       $1.17         159,161
          2013...............     $1.06       $1.33         171,268
          2012...............     $1.06       $1.06         177,011
          2011...............     $1.19       $1.06         151,275
          2010...............     $1.00       $1.19         103,391
          2009...............     $0.72       $1.00          63,632
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.04       $1.02         168,078
          2017...............     $1.01       $1.04         155,710
          2016...............     $0.96       $1.01         138,089
          2015...............     $1.01       $0.96         119,348
          2014...............     $1.03       $1.01         117,006
          2013...............     $1.03       $1.03         111,913
          2012...............     $0.98       $1.03         102,795
          2011...............     $1.00       $0.98          34,581

1.85% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.35       $2.16       2,343,756
          2017...............     $1.69       $2.35       2,659,741
          2016...............     $1.78       $1.69         348,371
          2015...............     $1.75       $1.78         326,135
          2014...............     $1.77       $1.75         336,710
          2013...............     $1.51       $1.77         400,201
          2012...............     $1.30       $1.51         409,752
          2011...............     $1.43       $1.30         388,348
          2010...............     $1.27       $1.43         319,866
          2009...............     $1.02       $1.27         290,098
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.91       $0.91           4,120
          2017...............     $0.92       $0.91          22,409
          2016...............     $0.94       $0.92          24,227
          2015...............     $0.95       $0.94          22,047
          2014...............     $0.97       $0.95          23,145
          2013...............     $0.99       $0.97          33,609
          2012...............     $1.01       $0.99         179,046
          2011...............     $1.03       $1.01         183,716
          2010...............     $1.05       $1.03          55,851
          2009...............     $1.05       $1.05          46,922
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.71       $2.72         293,589
          2017...............     $2.14       $2.71         388,663
          2016...............     $2.15       $2.14         455,192
          2015...............     $2.04       $2.15         426,214
          2014...............     $1.86       $2.04         458,060
          2013...............     $1.39       $1.86         576,848
          2012...............     $1.26       $1.39         586,263
          2011...............     $1.25       $1.26         603,414
          2010...............     $1.13       $1.25         485,853
          2009...............     $0.91       $1.13         445,613
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.13       $1.08       8,086,519
          2017...............     $2.02       $1.13       7,941,113
          2016...............     $1.77       $2.02         678,975
          2015...............     $1.93       $1.77         615,865
          2014...............     $1.93       $1.93         594,156
          2013...............     $1.78       $1.93         654,248
          2012...............     $1.53       $1.78         766,397
          2011...............     $1.48       $1.53         654,075
          2010...............     $1.31       $1.48         319,068
          2009...............     $0.91       $1.31         228,664
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.92       $2.36       2,160,042
          2017...............     $1.68       $2.92       2,436,684
          2016...............     $1.70       $1.68         460,480
          2015...............     $1.74       $1.70         417,917
          2014...............     $1.75       $1.74         426,362
          2013...............     $1.43       $1.75         494,690
          2012...............     $1.28       $1.43         516,986
          2011...............     $1.52       $1.28         441,785
          2010...............     $1.36       $1.52         293,976
          2009...............     $1.01       $1.36         252,178





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.98       $0.97         161,818
          2017...............     $0.98       $0.98         133,015
          2016...............     $0.98       $0.98         126,650
          2015...............     $0.99       $0.98         129,304
          2014...............     $1.00       $0.99         129,668
          2013...............     $1.02       $1.00         129,056
          2012...............     $1.01       $1.02          79,666
          2011...............     $1.00       $1.01          30,489
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.90       $2.84       2,340,803
          2017...............     $2.33       $2.90       1,919,691
          2016...............     $2.23       $2.33         356,531
          2015...............     $2.41       $2.23         332,527
          2014...............     $2.28       $2.41         345,600
          2013...............     $1.79       $2.28         435,314
          2012...............     $1.60       $1.79         428,992
          2011...............     $1.64       $1.60         380,992
          2010...............     $1.27       $1.64         301,627
          2009...............     $0.88       $1.27         262,549
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.04       $0.79       3,112,329
          2017...............     $1.03       $1.04       2,774,207
          2016...............     $0.85       $1.03         724,765
          2015...............     $1.12       $0.85         655,033
          2014...............     $1.31       $1.12         543,065
          2013...............     $1.23       $1.31         581,564
          2012...............     $1.23       $1.23         569,253
          2011...............     $1.60       $1.23         491,687
          2010...............     $1.39       $1.60         425,964
          2009...............     $0.82       $1.39         313,602
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.58       $1.48         191,728
          2017...............     $1.34       $1.58         196,862
          2016...............     $1.31       $1.34         193,618
          2015...............     $1.32       $1.31         185,019
          2014...............     $1.29       $1.32         186,363
          2013...............     $1.03       $1.29         187,720
          2012...............     $0.94       $1.03         671,701
          2011...............     $1.00       $0.94         584,234
          2010...............     $0.88       $1.00         487,398
          2009...............     $1.00       $0.88              --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.31       $1.26         326,707
          2017...............     $1.21       $1.31         326,671
          2016...............     $1.19       $1.21         325,975
          2015...............     $1.21       $1.19         311,484
          2014...............     $1.19       $1.21         276,655
          2013...............     $1.06       $1.19         314,834
          2012...............     $1.01       $1.06         297,911
          2011...............     $1.02       $1.01         299,585
          2010...............     $0.95       $1.02              --
          2009...............     $1.00       $0.95              --

1.85% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.16       $1.10      11,372,380
          2017...............     $1.04       $1.16      10,066,081
          2016...............     $1.04       $1.04              --
          2015...............     $1.06       $1.04              --
          2014...............     $1.05       $1.06          28,235
          2013...............     $1.00       $1.05              --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.44       $1.36       4,849,677
          2017...............     $1.28       $1.44       3,628,028
          2016...............     $1.26       $1.28       3,660,562
          2015...............     $1.28       $1.26       3,592,116
          2014...............     $1.25       $1.28       3,690,484
          2013...............     $1.05       $1.25       3,707,385
          2012...............     $0.98       $1.05       3,674,521
          2011...............     $1.01       $0.98       2,586,432
          2010...............     $0.92       $1.01         935,384
          2009...............     $0.79       $0.92         635,352
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.19       $1.11       1,723,850
          2017...............     $1.05       $1.19       1,756,669
          2016...............     $1.04       $1.05              --
          2015...............     $1.07       $1.04              --
          2014...............     $1.05       $1.07              --
          2013...............     $1.00       $1.05              --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.51       $1.41       1,586,680
          2017...............     $1.31       $1.51       2,634,226
          2016...............     $1.28       $1.31       2,747,560
          2015...............     $1.30       $1.28       2,662,232
          2014...............     $1.27       $1.30       2,772,334
          2013...............     $1.04       $1.27       2,728,654
          2012...............     $0.96       $1.04       2,671,229
          2011...............     $1.01       $0.96       1,128,914
          2010...............     $0.90       $1.01         476,176
          2009...............     $0.76       $0.90         617,964
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.12       $1.07         563,513
          2017...............     $1.02       $1.12         368,328
          2016...............     $1.02       $1.02              --
          2015...............     $1.05       $1.02              --
          2014...............     $1.04       $1.05              --
          2013...............     $1.00       $1.04              --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.38       $1.32         631,992
          2017...............     $1.25       $1.38         616,651
          2016...............     $1.23       $1.25         594,690
          2015...............     $1.25       $1.23         568,167
          2014...............     $1.23       $1.25         583,457
          2013...............     $1.06       $1.23         559,533
          2012...............     $1.00       $1.06         491,698
          2011...............     $1.02       $1.00         321,513
          2010...............     $0.93       $1.02          10,536
          2009...............     $1.00       $0.93              --
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.20       $3.90       2,555,644
          2017...............     $2.99       $4.20       2,828,932
          2016...............     $3.00       $2.99         451,158
          2015...............     $3.15       $3.00         439,940
          2014...............     $3.11       $3.15         436,635
          2013...............     $2.03       $3.11         529,767
          2012...............     $1.62       $2.03         584,181
          2011...............     $1.75       $1.62         564,429
          2010...............     $1.58       $1.75         431,353
          2009...............     $1.12       $1.58         353,234
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.38       $2.20         132,541
          2017...............     $2.30       $2.38         191,311
          2016...............     $2.24       $2.30         164,348
          2015...............     $2.18       $2.24         187,941
          2014...............     $1.71       $2.18         206,251
          2013...............     $1.72       $1.71         227,148
          2012...............     $1.49       $1.72         212,673
          2011...............     $1.44       $1.49         244,179
          2010...............     $1.14       $1.44         192,438
          2009...............     $0.94       $1.14         172,459
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $3.75       $3.29       1,931,904
          2017...............     $2.27       $3.75       2,420,428
          2016...............     $1.79       $2.27         180,409
          2015...............     $1.94       $1.79         152,233
          2014...............     $1.84       $1.94         163,506
          2013...............     $1.41       $1.84         219,961
          2012...............     $1.21       $1.41         232,487
          2011...............     $1.41       $1.21         248,311
          2010...............     $1.14       $1.41         200,786
          2009...............     $0.90       $1.14         183,917
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.21       $3.46       2,301,651
          2017...............     $1.82       $2.21         387,378
          2016...............     $1.81       $1.82         436,046
          2015...............     $1.81       $1.81         386,162
          2014...............     $1.81       $1.81         424,525
          2013...............     $1.29       $1.81         507,892
          2012...............     $1.25       $1.29         524,542
          2011...............     $1.42       $1.25         472,806
          2010...............     $1.12       $1.42         321,767
          2009...............     $0.85       $1.12         224,244

1.85% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.39       $2.18       1,847,875
          2017...............     $1.94       $2.39       2,055,233
          2016...............     $1.78       $1.94         258,955
          2015...............     $1.89       $1.78         260,510
          2014...............     $1.73       $1.89         260,376
          2013...............     $1.30       $1.73         313,386
          2012...............     $1.12       $1.30         360,356
          2011...............     $1.23       $1.12         363,166
          2010...............     $1.05       $1.23         270,657
          2009...............     $0.85       $1.05         263,769



1.90% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.75       $2.55          30,163
          2017...............     $2.31       $2.75          34,545
          2016...............     $2.41       $2.31       1,554,751
          2015...............     $2.69       $2.41       1,836,107
          2014...............     $2.89       $2.69       2,045,545
          2013...............     $2.35       $2.89       2,392,502
          2012...............     $2.01       $2.35       2,784,511
          2011...............     $2.21       $2.01       3,097,016
          2010...............     $2.07       $2.21       3,155,565
          2009...............     $1.69       $2.07       3,060,167
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.15       $2.04          31,193
          2017...............     $1.87       $2.15          32,665
          2016...............     $1.87       $1.87         571,267
          2015...............     $1.91       $1.87         517,300
          2014...............     $1.81       $1.91         565,860
          2013...............     $1.49       $1.81         559,091
          2012...............     $1.36       $1.49         406,434
          2011...............     $1.34       $1.36         358,948
          2010...............     $1.17       $1.34         360,057
          2009...............     $1.05       $1.17         328,295
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.28       $1.24       1,015,533
          2017...............     $1.26       $1.28       1,517,776
          2016...............     $1.23       $1.26       1,489,853
          2015...............     $1.25       $1.23       1,625,608
          2014...............     $1.22       $1.25       1,874,272
          2013...............     $1.27       $1.22       1,685,067
          2012...............     $1.23       $1.27       1,955,223
          2011...............     $1.17       $1.23       2,378,728
          2010...............     $1.12       $1.17       2,651,739
          2009...............     $1.07       $1.12       1,910,188





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.85       $2.67           5,349
          2017...............     $2.24       $2.85           5,687
          2016...............     $2.20       $2.24         797,927
          2015...............     $2.26       $2.20         875,839
          2014...............     $2.10       $2.26         970,581
          2013...............     $1.60       $2.10       1,055,109
          2012...............     $1.38       $1.60       1,208,796
          2011...............     $1.38       $1.38       1,459,709
          2010...............     $1.16       $1.38       1,326,796
          2009...............     $0.96       $1.16       1,292,679
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.12       $1.83         230,337
          2017...............     $1.87       $2.12         382,693
          2016...............     $1.78       $1.87         473,134
          2015...............     $1.85       $1.78         523,198
          2014...............     $1.72       $1.85         670,406
          2013...............     $1.35       $1.72         754,776
          2012...............     $1.22       $1.35         882,094
          2011...............     $1.30       $1.22       1,143,095
          2010...............     $1.14       $1.30       1,186,307
          2009...............     $0.98       $1.14       1,137,098
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $1.00       $0.65         258,156
          2017...............     $1.17       $1.00         336,203
          2016...............     $0.89       $1.17         364,305
          2015...............     $1.16       $0.89         404,923
          2014...............     $1.32       $1.16         439,123
          2013...............     $1.06       $1.32         469,434
          2012...............     $1.06       $1.06         538,108
          2011...............     $1.19       $1.06         557,572
          2010...............     $0.99       $1.19         492,418
          2009...............     $0.72       $0.99         473,980
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.03       $1.01          21,207
          2017...............     $1.01       $1.03          39,970
          2016...............     $0.96       $1.01          47,846
          2015...............     $1.01       $0.96          71,352
          2014...............     $1.02       $1.01         112,302
          2013...............     $1.03       $1.02         148,434
          2012...............     $0.98       $1.03         144,965
          2011...............     $1.00       $0.98         126,438
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.33       $2.14          22,329
          2017...............     $1.68       $2.33          25,705
          2016...............     $1.77       $1.68         840,240
          2015...............     $1.74       $1.77         903,138
          2014...............     $1.76       $1.74       1,028,698
          2013...............     $1.51       $1.76       1,097,454
          2012...............     $1.30       $1.51       1,162,163
          2011...............     $1.43       $1.30       1,415,264
          2010...............     $1.27       $1.43       1,524,448
          2009...............     $1.02       $1.27       1,455,523

1.90% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.90       $0.90          61,564
          2017...............     $0.92       $0.90          64,477
          2016...............     $0.93       $0.92         102,294
          2015...............     $0.95       $0.93         157,860
          2014...............     $0.97       $0.95         103,173
          2013...............     $0.99       $0.97         217,749
          2012...............     $1.00       $0.99         233,929
          2011...............     $1.02       $1.00         209,244
          2010...............     $1.04       $1.02         212,920
          2009...............     $1.05       $1.04         238,457
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.70       $2.70         712,210
          2017...............     $2.12       $2.70       1,099,703
          2016...............     $2.14       $2.12       1,198,870
          2015...............     $2.03       $2.14       1,379,404
          2014...............     $1.85       $2.03       1,524,565
          2013...............     $1.38       $1.85       1,758,257
          2012...............     $1.25       $1.38       2,114,178
          2011...............     $1.25       $1.25       2,424,289
          2010...............     $1.13       $1.25       2,595,587
          2009...............     $0.91       $1.13       2,556,891
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.13       $1.08          40,819
          2017...............     $2.01       $1.13          51,616
          2016...............     $1.76       $2.01       1,162,438
          2015...............     $1.92       $1.76       1,221,388
          2014...............     $1.92       $1.92       1,315,200
          2013...............     $1.77       $1.92       1,370,522
          2012...............     $1.52       $1.77       1,413,491
          2011...............     $1.47       $1.52       1,693,452
          2010...............     $1.31       $1.47       1,936,479
          2009...............     $0.91       $1.31       1,919,898
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.90       $2.34          98,349
          2017...............     $1.67       $2.90          88,765
          2016...............     $1.69       $1.67         625,950
          2015...............     $1.73       $1.69         711,347
          2014...............     $1.74       $1.73         828,748
          2013...............     $1.42       $1.74         896,102
          2012...............     $1.28       $1.42       1,025,950
          2011...............     $1.51       $1.28       1,155,954
          2010...............     $1.35       $1.51       1,231,981
          2009...............     $1.01       $1.35       1,169,711
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.97       $0.96         186,962
          2017...............     $0.98       $0.97         442,084
          2016...............     $0.98       $0.98         535,453
          2015...............     $0.99       $0.98         387,298
          2014...............     $1.00       $0.99         516,349
          2013...............     $1.02       $1.00         801,438
          2012...............     $1.01       $1.02         437,367
          2011...............     $1.00       $1.01         265,737





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.88       $2.82           1,092
          2017...............     $2.31       $2.88           1,286
          2016...............     $2.22       $2.31         557,644
          2015...............     $2.40       $2.22         576,127
          2014...............     $2.27       $2.40         671,642
          2013...............     $1.78       $2.27         704,443
          2012...............     $1.60       $1.78         750,343
          2011...............     $1.64       $1.60         783,754
          2010...............     $1.27       $1.64         801,207
          2009...............     $0.88       $1.27         831,806
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.04       $0.78          76,794
          2017...............     $1.03       $1.04          72,917
          2016...............     $0.85       $1.03       1,555,075
          2015...............     $1.11       $0.85       1,605,958
          2014...............     $1.30       $1.11       1,680,591
          2013...............     $1.23       $1.30       1,869,252
          2012...............     $1.23       $1.23       2,099,765
          2011...............     $1.60       $1.23       2,066,674
          2010...............     $1.39       $1.60       2,192,617
          2009...............     $0.82       $1.39       2,186,119
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.57       $1.48              --
          2017...............     $1.34       $1.57          14,982
          2016...............     $1.30       $1.34          15,249
          2015...............     $1.32       $1.30          14,585
          2014...............     $1.28       $1.32          15,505
          2013...............     $1.03       $1.28          16,107
          2012...............     $0.93       $1.03          16,148
          2011...............     $0.99       $0.93          46,478
          2010...............     $0.88       $0.99          47,194
          2009...............     $1.00       $0.88          46,559
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.30       $1.25         141,944
          2017...............     $1.20       $1.30         188,715
          2016...............     $1.19       $1.20         141,961
          2015...............     $1.21       $1.19         135,101
          2014...............     $1.19       $1.21         136,004
          2013...............     $1.06       $1.19         211,856
          2012...............     $1.01       $1.06         214,647
          2011...............     $1.02       $1.01         137,739
          2010...............     $0.95       $1.02         138,647
          2009...............     $1.00       $0.95         139,575
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.16       $1.09              --
          2017...............     $1.04       $1.16              --
          2016...............     $1.04       $1.04          27,372
          2015...............     $1.06       $1.04          40,922
          2014...............     $1.05       $1.06          41,189
          2013...............     $1.00       $1.05              --

1.90% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.43       $1.35        476,285
          2017...............     $1.27       $1.43        522,797
          2016...............     $1.25       $1.27        508,205
          2015...............     $1.27       $1.25        483,628
          2014...............     $1.24       $1.27        486,891
          2013...............     $1.05       $1.24        490,182
          2012...............     $0.98       $1.05        493,540
          2011...............     $1.01       $0.98        473,548
          2010...............     $0.91       $1.01        472,054
          2009...............     $0.79       $0.91        505,192
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.19       $1.11             --
          2017...............     $1.05       $1.19             --
          2016...............     $1.04       $1.05             --
          2015...............     $1.07       $1.04             --
          2014...............     $1.05       $1.07             --
          2013...............     $1.00       $1.05             --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.50       $1.40         10,525
          2017...............     $1.31       $1.50        102,679
          2016...............     $1.28       $1.31        261,954
          2015...............     $1.30       $1.28        239,650
          2014...............     $1.27       $1.30        433,953
          2013...............     $1.04       $1.27        461,885
          2012...............     $0.96       $1.04        685,418
          2011...............     $1.01       $0.96        689,899
          2010...............     $0.90       $1.01        694,384
          2009...............     $0.76       $0.90        698,907
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.12       $1.06             --
          2017...............     $1.02       $1.12             --
          2016...............     $1.02       $1.02         37,764
          2015...............     $1.05       $1.02             --
          2014...............     $1.04       $1.05             --
          2013...............     $1.00       $1.04             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.37       $1.31          1,715
          2017...............     $1.24       $1.37          1,742
          2016...............     $1.23       $1.24         18,223
          2015...............     $1.25       $1.23         17,376
          2014...............     $1.22       $1.25         17,545
          2013...............     $1.06       $1.22         91,421
          2012...............     $1.00       $1.06        142,697
          2011...............     $1.01       $1.00        296,321
          2010...............     $0.93       $1.01        248,454
          2009...............     $1.00       $0.93        250,152





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.17       $3.87          29,122
          2017...............     $2.97       $4.17          28,243
          2016...............     $2.98       $2.97         946,293
          2015...............     $3.13       $2.98       1,003,753
          2014...............     $3.10       $3.13       1,174,609
          2013...............     $2.02       $3.10       1,431,378
          2012...............     $1.61       $2.02       1,734,124
          2011...............     $1.74       $1.61       1,940,573
          2010...............     $1.57       $1.74       1,970,936
          2009...............     $1.12       $1.57       2,007,907
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.36       $2.19         339,184
          2017...............     $2.28       $2.36         445,102
          2016...............     $2.23       $2.28         497,365
          2015...............     $2.17       $2.23         531,244
          2014...............     $1.70       $2.17         672,845
          2013...............     $1.71       $1.70         738,608
          2012...............     $1.48       $1.71         933,930
          2011...............     $1.44       $1.48         960,026
          2010...............     $1.14       $1.44         939,919
          2009...............     $0.94       $1.14       1,016,204
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $3.72       $3.27          17,045
          2017...............     $2.26       $3.72          17,700
          2016...............     $1.78       $2.26         369,444
          2015...............     $1.93       $1.78         422,461
          2014...............     $1.83       $1.93         505,440
          2013...............     $1.40       $1.83         539,625
          2012...............     $1.20       $1.40         682,988
          2011...............     $1.41       $1.20         835,903
          2010...............     $1.13       $1.41         961,299
          2009...............     $0.89       $1.13         958,789
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.19       $3.43           4,809
          2017...............     $1.81       $2.19         652,160
          2016...............     $1.80       $1.81         711,229
          2015...............     $1.80       $1.80         750,087
          2014...............     $1.80       $1.80         909,945
          2013...............     $1.28       $1.80       1,023,403
          2012...............     $1.24       $1.28       1,135,905
          2011...............     $1.42       $1.24       1,281,774
          2010...............     $1.12       $1.42       1,457,092
          2009...............     $0.85       $1.12       1,520,857
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.37       $2.16          20,198
          2017...............     $1.93       $2.37          20,198
          2016...............     $1.77       $1.93         562,621
          2015...............     $1.88       $1.77         645,698
          2014...............     $1.72       $1.88         758,940
          2013...............     $1.30       $1.72         901,199
          2012...............     $1.11       $1.30       1,073,630
          2011...............     $1.22       $1.11       1,281,451
          2010...............     $1.05       $1.22       1,545,245
          2009...............     $0.85       $1.05       1,479,338

2.00% Variable Account Charge




                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.71       $2.51         55,911
          2017...............     $2.28       $2.71         74,035
          2016...............     $2.39       $2.28        123,229
          2015...............     $2.66       $2.39        185,737
          2014...............     $2.86       $2.66        232,542
          2013...............     $2.33       $2.86        498,470
          2012...............     $2.00       $2.33        556,146
          2011...............     $2.20       $2.00        643,323
          2010...............     $2.06       $2.20        693,583
          2009...............     $1.68       $2.06        712,173
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.09       $1.98          8,027
          2017...............     $1.85       $2.09         35,020
          2016...............     $1.85       $1.85         89,122
          2015...............     $1.89       $1.85        109,282
          2014...............     $1.79       $1.89         40,562
          2013...............     $1.48       $1.79        110,076
          2012...............     $1.35       $1.48        102,315
          2011...............     $1.33       $1.35         34,612
          2010...............     $1.16       $1.33         36,715
          2009...............     $1.05       $1.16         46,790
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.27       $1.22        218,411
          2017...............     $1.24       $1.27        230,147
          2016...............     $1.22       $1.24        228,020
          2015...............     $1.24       $1.22        247,269
          2014...............     $1.21       $1.24        269,072
          2013...............     $1.26       $1.21        460,112
          2012...............     $1.22       $1.26        465,180
          2011...............     $1.16       $1.22        476,940
          2010...............     $1.11       $1.16        564,092
          2009...............     $1.06       $1.11        469,409
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.79       $2.61         17,509
          2017...............     $2.21       $2.79         56,775
          2016...............     $2.17       $2.21         25,810
          2015...............     $2.23       $2.17         30,187
          2014...............     $2.08       $2.23         32,750
          2013...............     $1.59       $2.08         33,770
          2012...............     $1.37       $1.59         43,145
          2011...............     $1.37       $1.37         51,593
          2010...............     $1.16       $1.37         56,634
          2009...............     $0.95       $1.16         75,060
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.09       $1.81         23,408
          2017...............     $1.84       $2.09         23,286
          2016...............     $1.76       $1.84         24,577
          2015...............     $1.83       $1.76         32,351
          2014...............     $1.70       $1.83         38,026
          2013...............     $1.34       $1.70        144,671
          2012...............     $1.21       $1.34        156,502
          2011...............     $1.29       $1.21        183,851
          2010...............     $1.13       $1.29        187,079
          2009...............     $0.98       $1.13        217,301





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $0.99       $0.64             --
          2017...............     $1.16       $0.99          4,416
          2016...............     $0.88       $1.16          4,429
          2015...............     $1.15       $0.88          9,200
          2014...............     $1.31       $1.15          9,270
          2013...............     $1.05       $1.31         25,462
          2012...............     $1.06       $1.05         25,654
          2011...............     $1.18       $1.06         84,563
          2010...............     $0.99       $1.18        183,413
          2009...............     $0.72       $0.99        143,465
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.03       $1.00             --
          2017...............     $1.00       $1.03             --
          2016...............     $0.96       $1.00             --
          2015...............     $1.00       $0.96         11,251
          2014...............     $1.02       $1.00         11,336
          2013...............     $1.02       $1.02         11,421
          2012...............     $0.98       $1.02         11,507
          2011...............     $1.00       $0.98         11,594
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.19       $2.01        163,174
          2017...............     $1.66       $2.19        242,263
          2016...............     $1.75       $1.66        118,828
          2015...............     $1.73       $1.75        107,313
          2014...............     $1.74       $1.73        107,681
          2013...............     $1.49       $1.74        125,930
          2012...............     $1.29       $1.49        121,556
          2011...............     $1.42       $1.29        135,849
          2010...............     $1.26       $1.42        149,876
          2009...............     $1.01       $1.26        147,865
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.89       $0.89         37,997
          2017...............     $0.90       $0.89         37,507
          2016...............     $0.92       $0.90         36,972
          2015...............     $0.94       $0.92         33,666
          2014...............     $0.96       $0.94         41,994
          2013...............     $0.98       $0.96         29,298
          2012...............     $1.00       $0.98         10,967
          2011...............     $1.02       $1.00         18,993
          2010...............     $1.04       $1.02         89,633
          2009...............     $1.05       $1.04         91,453
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.66       $2.67        103,412
          2017...............     $2.10       $2.66        120,053
          2016...............     $2.11       $2.10        128,172
          2015...............     $2.01       $2.11        126,096
          2014...............     $1.84       $2.01        138,688
          2013...............     $1.37       $1.84        179,831
          2012...............     $1.24       $1.37        232,720
          2011...............     $1.24       $1.24        248,940
          2010...............     $1.12       $1.24        280,503
          2009...............     $0.90       $1.12        305,542

2.00% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.12       $1.08        294,650
          2017...............     $1.98       $1.12        541,428
          2016...............     $1.74       $1.98        123,023
          2015...............     $1.90       $1.74        147,512
          2014...............     $1.90       $1.90        182,553
          2013...............     $1.75       $1.90        390,687
          2012...............     $1.51       $1.75        490,390
          2011...............     $1.46       $1.51        466,577
          2010...............     $1.30       $1.46        335,106
          2009...............     $0.91       $1.30        323,922
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.20       $1.77        282,960
          2017...............     $1.65       $2.20        383,607
          2016...............     $1.67       $1.65        147,693
          2015...............     $1.72       $1.67        165,769
          2014...............     $1.73       $1.72        177,847
          2013...............     $1.41       $1.73        200,243
          2012...............     $1.27       $1.41        268,495
          2011...............     $1.50       $1.27        291,048
          2010...............     $1.34       $1.50        302,156
          2009...............     $1.00       $1.34        307,654
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.97       $0.96             --
          2017...............     $0.97       $0.97             --
          2016...............     $0.97       $0.97             --
          2015...............     $0.99       $0.97         33,789
          2014...............     $1.00       $0.99         34,043
          2013...............     $1.02       $1.00         34,300
          2012...............     $1.01       $1.02         34,558
          2011...............     $1.00       $1.01         37,366
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.84       $2.79         70,634
          2017...............     $2.29       $2.84        110,837
          2016...............     $2.20       $2.29         97,517
          2015...............     $2.38       $2.20        110,371
          2014...............     $2.25       $2.38        111,351
          2013...............     $1.77       $2.25        164,969
          2012...............     $1.59       $1.77        172,954
          2011...............     $1.63       $1.59        146,195
          2010...............     $1.26       $1.63        138,658
          2009...............     $0.88       $1.26        141,690
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.02       $0.77         74,607
          2017...............     $1.01       $1.02        119,801
          2016...............     $0.84       $1.01        124,814
          2015...............     $1.10       $0.84        138,049
          2014...............     $1.29       $1.10        132,322
          2013...............     $1.22       $1.29        158,329
          2012...............     $1.22       $1.22        169,414
          2011...............     $1.59       $1.22        271,070
          2010...............     $1.38       $1.59        328,478
          2009...............     $0.81       $1.38        312,972





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.56       $1.46            --
          2017...............     $1.33       $1.56         8,681
          2016...............     $1.29       $1.33            --
          2015...............     $1.31       $1.29            --
          2014...............     $1.28       $1.31            --
          2013...............     $1.02       $1.28            --
          2012...............     $0.93       $1.02            --
          2011...............     $0.99       $0.93            --
          2010...............     $0.88       $0.99            --
          2009...............     $1.00       $0.88            --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.29       $1.24            --
          2017...............     $1.19       $1.29            --
          2016...............     $1.18       $1.19            --
          2015...............     $1.20       $1.18            --
          2014...............     $1.18       $1.20            --
          2013...............     $1.05       $1.18            --
          2012...............     $1.00       $1.05            --
          2011...............     $1.02       $1.00            --
          2010...............     $0.95       $1.02            --
          2009...............     $1.00       $0.95        40,864
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.15       $1.09            --
          2017...............     $1.04       $1.15            --
          2016...............     $1.04       $1.04            --
          2015...............     $1.06       $1.04            --
          2014...............     $1.05       $1.06            --
          2013...............     $1.00       $1.05            --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.42       $1.34            --
          2017...............     $1.26       $1.42            --
          2016...............     $1.24       $1.26            --
          2015...............     $1.26       $1.24            --
          2014...............     $1.24       $1.26            --
          2013...............     $1.05       $1.24            --
          2012...............     $0.97       $1.05            --
          2011...............     $1.01       $0.97            --
          2010...............     $0.91       $1.01            --
          2009...............     $1.00       $0.91            --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.18       $1.11            --
          2017...............     $1.04       $1.18            --
          2016...............     $1.04       $1.04            --
          2015...............     $1.07       $1.04            --
          2014...............     $1.05       $1.07            --
          2013...............     $1.00       $1.05            --

2.00% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.48       $1.39        299,261
          2017...............     $1.30       $1.48        299,261
          2016...............     $1.27       $1.30        358,218
          2015...............     $1.29       $1.27        338,204
          2014...............     $1.26       $1.29        305,086
          2013...............     $1.04       $1.26        307,383
          2012...............     $0.95       $1.04        262,171
          2011...............     $1.00       $0.95         73,605
          2010...............     $0.90       $1.00         74,158
          2009...............     $1.00       $0.90             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.11       $1.06         99,222
          2017...............     $1.01       $1.11        103,230
          2016...............     $1.02       $1.01             --
          2015...............     $1.05       $1.02             --
          2014...............     $1.04       $1.05             --
          2013...............     $1.00       $1.04             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.36       $1.30             --
          2017...............     $1.23       $1.36             --
          2016...............     $1.22       $1.23             --
          2015...............     $1.24       $1.22             --
          2014...............     $1.22       $1.24             --
          2013...............     $1.05       $1.22             --
          2012...............     $0.99       $1.05             --
          2011...............     $1.01       $0.99             --
          2010...............     $0.93       $1.01             --
          2009...............     $1.00       $0.93             --
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $4.00       $3.71        127,863
          2017...............     $2.93       $4.00        210,662
          2016...............     $2.95       $2.93        156,033
          2015...............     $3.10       $2.95        118,185
          2014...............     $3.07       $3.10        139,564
          2013...............     $2.00       $3.07        256,507
          2012...............     $1.60       $2.00        328,834
          2011...............     $1.73       $1.60        381,535
          2010...............     $1.57       $1.73        351,935
          2009...............     $1.11       $1.57        393,566
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.33       $2.16         43,364
          2017...............     $2.25       $2.33        130,365
          2016...............     $2.21       $2.25        127,909
          2015...............     $2.15       $2.21        141,231
          2014...............     $1.68       $2.15        120,192
          2013...............     $1.70       $1.68        130,286
          2012...............     $1.47       $1.70        181,672
          2011...............     $1.43       $1.47        202,700
          2010...............     $1.13       $1.43        206,663
          2009...............     $0.94       $1.13        220,525





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.78       $2.44        168,091
          2017...............     $2.23       $2.78        238,371
          2016...............     $1.76       $2.23         78,802
          2015...............     $1.91       $1.76         91,180
          2014...............     $1.82       $1.91        102,532
          2013...............     $1.39       $1.82        123,187
          2012...............     $1.19       $1.39        188,800
          2011...............     $1.40       $1.19        214,788
          2010...............     $1.13       $1.40        224,945
          2009...............     $0.89       $1.13        238,094
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.16       $2.43        145,247
          2017...............     $1.79       $2.16         69,659
          2016...............     $1.77       $1.79         73,424
          2015...............     $1.78       $1.77         66,227
          2014...............     $1.78       $1.78         69,011
          2013...............     $1.27       $1.78        152,011
          2012...............     $1.23       $1.27        219,651
          2011...............     $1.41       $1.23        177,671
          2010...............     $1.11       $1.41        180,206
          2009...............     $0.84       $1.11        186,723
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.29       $2.09          9,530
          2017...............     $1.91       $2.29         44,661
          2016...............     $1.75       $1.91        123,884
          2015...............     $1.86       $1.75        137,622
          2014...............     $1.71       $1.86        156,071
          2013...............     $1.29       $1.71        167,720
          2012...............     $1.10       $1.29        247,857
          2011...............     $1.22       $1.10        271,267
          2010...............     $1.04       $1.22        294,339
          2009...............     $0.84       $1.04        306,505



2.10% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.67       $2.48         25,476
          2017...............     $2.25       $2.67         25,556
          2016...............     $2.36       $2.25        218,835
          2015...............     $2.63       $2.36        296,342
          2014...............     $2.83       $2.63        388,816
          2013...............     $2.31       $2.83        452,891
          2012...............     $1.98       $2.31        517,696
          2011...............     $2.18       $1.98        791,451
          2010...............     $2.05       $2.18        892,236
          2009...............     $1.67       $2.05        865,952

2.10% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.06       $1.95         55,253
          2017...............     $1.82       $2.06         56,817
          2016...............     $1.82       $1.82        116,927
          2015...............     $1.87       $1.82         81,466
          2014...............     $1.77       $1.87         84,675
          2013...............     $1.46       $1.77        139,412
          2012...............     $1.34       $1.46         87,395
          2011...............     $1.32       $1.34         74,123
          2010...............     $1.15       $1.32         68,602
          2009...............     $1.04       $1.15         70,243
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.25       $1.20        218,208
          2017...............     $1.23       $1.25        224,750
          2016...............     $1.20       $1.23        289,489
          2015...............     $1.23       $1.20        232,181
          2014...............     $1.20       $1.23        273,702
          2013...............     $1.25       $1.20        329,073
          2012...............     $1.21       $1.25        376,463
          2011...............     $1.15       $1.21        473,763
          2010...............     $1.11       $1.15        545,715
          2009...............     $1.06       $1.11        417,562
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.75       $2.57        109,524
          2017...............     $2.18       $2.75        119,510
          2016...............     $2.15       $2.18         96,300
          2015...............     $2.21       $2.15         85,799
          2014...............     $2.06       $2.21        102,030
          2013...............     $1.57       $2.06        149,801
          2012...............     $1.36       $1.57        143,168
          2011...............     $1.36       $1.36        151,120
          2010...............     $1.15       $1.36        200,741
          2009...............     $0.95       $1.15        204,101
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.06       $1.78         84,747
          2017...............     $1.82       $2.06         95,094
          2016...............     $1.74       $1.82        125,450
          2015...............     $1.81       $1.74        113,469
          2014...............     $1.68       $1.81        123,715
          2013...............     $1.33       $1.68        136,704
          2012...............     $1.20       $1.33        160,062
          2011...............     $1.28       $1.20        187,419
          2010...............     $1.13       $1.28        197,896
          2009...............     $0.98       $1.13        183,589
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $0.98       $0.63         63,090
          2017...............     $1.15       $0.98         71,652
          2016...............     $0.87       $1.15         52,411
          2015...............     $1.14       $0.87         51,673
          2014...............     $1.30       $1.14         31,614
          2013...............     $1.04       $1.30         31,404
          2012...............     $1.05       $1.04         25,384
          2011...............     $1.18       $1.05         38,907
          2010...............     $0.99       $1.18         42,743
          2009...............     $0.72       $0.99         45,569





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.02       $1.00          6,761
          2017...............     $1.00       $1.02          6,820
          2016...............     $0.95       $1.00         17,902
          2015...............     $1.00       $0.95         17,209
          2014...............     $1.02       $1.00         30,999
          2013...............     $1.02       $1.02         31,268
          2012...............     $0.98       $1.02         35,572
          2011...............     $1.00       $0.98         25,089
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.16       $1.98         40,854
          2017...............     $1.64       $2.16         24,249
          2016...............     $1.73       $1.64        157,938
          2015...............     $1.71       $1.73        143,070
          2014...............     $1.73       $1.71        144,948
          2013...............     $1.48       $1.73        176,243
          2012...............     $1.28       $1.48        174,658
          2011...............     $1.41       $1.28        225,536
          2010...............     $1.25       $1.41        258,285
          2009...............     $1.01       $1.25        240,419
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.88       $0.87         27,232
          2017...............     $0.89       $0.88         27,232
          2016...............     $0.91       $0.89         27,232
          2015...............     $0.93       $0.91         24,688
          2014...............     $0.95       $0.93         38,423
          2013...............     $0.97       $0.95        164,412
          2012...............     $0.99       $0.97        564,711
          2011...............     $1.01       $0.99        295,648
          2010...............     $1.03       $1.01         40,784
          2009...............     $1.04       $1.03        125,595
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.62       $2.63        165,181
          2017...............     $2.07       $2.62        176,496
          2016...............     $2.09       $2.07        225,465
          2015...............     $1.99       $2.09        212,592
          2014...............     $1.82       $1.99        259,112
          2013...............     $1.36       $1.82        375,590
          2012...............     $1.23       $1.36        404,937
          2011...............     $1.23       $1.23        464,939
          2010...............     $1.12       $1.23        540,965
          2009...............     $0.90       $1.12        522,530
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.12       $1.07        170,772
          2017...............     $1.96       $1.12        173,171
          2016...............     $1.72       $1.96        287,122
          2015...............     $1.88       $1.72        261,597
          2014...............     $1.88       $1.88        259,599
          2013...............     $1.74       $1.88        320,380
          2012...............     $1.50       $1.74        316,321
          2011...............     $1.45       $1.50        376,875
          2010...............     $1.29       $1.45        446,018
          2009...............     $0.90       $1.29        457,152

2.10% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.17       $1.74        117,034
          2017...............     $1.63       $2.17         97,535
          2016...............     $1.65       $1.63        109,713
          2015...............     $1.70       $1.65         96,947
          2014...............     $1.71       $1.70         98,958
          2013...............     $1.40       $1.71        131,608
          2012...............     $1.26       $1.40        155,853
          2011...............     $1.49       $1.26        154,927
          2010...............     $1.34       $1.49        194,572
          2009...............     $1.00       $1.34        192,848
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.96       $0.95          6,699
          2017...............     $0.97       $0.96          6,699
          2016...............     $0.97       $0.97         14,853
          2015...............     $0.98       $0.97         14,284
          2014...............     $0.99       $0.98         42,657
          2013...............     $1.02       $0.99         43,030
          2012...............     $1.01       $1.02         46,126
          2011...............     $1.00       $1.01         33,198
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.81       $2.75         22,452
          2017...............     $2.26       $2.81         21,807
          2016...............     $2.17       $2.26         32,809
          2015...............     $2.36       $2.17         20,659
          2014...............     $2.23       $2.36         31,806
          2013...............     $1.75       $2.23         44,758
          2012...............     $1.58       $1.75         58,416
          2011...............     $1.62       $1.58         68,767
          2010...............     $1.26       $1.62         71,328
          2009...............     $0.88       $1.26         74,218
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.01       $0.76          8,900
          2017...............     $1.00       $1.01         54,887
          2016...............     $0.83       $1.00        107,768
          2015...............     $1.09       $0.83        117,463
          2014...............     $1.28       $1.09        151,849
          2013...............     $1.21       $1.28        141,083
          2012...............     $1.21       $1.21        224,771
          2011...............     $1.58       $1.21        252,021
          2010...............     $1.38       $1.58        294,813
          2009...............     $0.81       $1.38        274,526
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.54       $1.45         39,720
          2017...............     $1.31       $1.54         41,472
          2016...............     $1.28       $1.31         43,243
          2015...............     $1.30       $1.28         42,433
          2014...............     $1.27       $1.30         44,485
          2013...............     $1.02       $1.27         44,865
          2012...............     $0.93       $1.02         45,248
          2011...............     $0.99       $0.93         45,683
          2010...............     $0.87       $0.99             --
          2009...............     $0.72       $0.87             --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.28       $1.23         73,016
          2017...............     $1.18       $1.28         73,113
          2016...............     $1.17       $1.18        122,196
          2015...............     $1.19       $1.17        116,764
          2014...............     $1.18       $1.19        120,093
          2013...............     $1.05       $1.18        191,807
          2012...............     $1.00       $1.05        180,443
          2011...............     $1.01       $1.00         74,521
          2010...............     $0.95       $1.01         80,637
          2009...............     $0.86       $0.95         81,376
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.15       $1.08             --
          2017...............     $1.03       $1.15             --
          2016...............     $1.04       $1.03             --
          2015...............     $1.06       $1.04             --
          2014...............     $1.04       $1.06             --
          2013...............     $1.00       $1.04             --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.41       $1.32         17,996
          2017...............     $1.25       $1.41         77,194
          2016...............     $1.23       $1.25         77,194
          2015...............     $1.26       $1.23         55,463
          2014...............     $1.23       $1.26         55,937
          2013...............     $1.04       $1.23         56,415
          2012...............     $0.97       $1.04         56,896
          2011...............     $1.01       $0.97         57,383
          2010...............     $0.91       $1.01         57,872
          2009...............     $1.00       $0.91         58,366
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.18       $1.10             --
          2017...............     $1.04       $1.18             --
          2016...............     $1.04       $1.04             --
          2015...............     $1.07       $1.04             --
          2014...............     $1.05       $1.07             --
          2013...............     $1.00       $1.05             --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.47       $1.37         31,778
          2017...............     $1.29       $1.47         31,792
          2016...............     $1.26       $1.29         31,807
          2015...............     $1.28       $1.26             --
          2014...............     $1.25       $1.28             --
          2013...............     $1.03       $1.25             --
          2012...............     $0.95       $1.03             --
          2011...............     $1.00       $0.95             --
          2010...............     $0.89       $1.00             --
          2009...............     $1.00       $0.89             --

2.10% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.11       $1.05          8,882
          2017...............     $1.01       $1.11          8,882
          2016...............     $1.02       $1.01             --
          2015...............     $1.05       $1.02             --
          2014...............     $1.04       $1.05             --
          2013...............     $1.00       $1.04             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.35       $1.28             --
          2017...............     $1.22       $1.35             --
          2016...............     $1.21       $1.22             --
          2015...............     $1.23       $1.21             --
          2014...............     $1.21       $1.23             --
          2013...............     $1.05       $1.21             --
          2012...............     $0.99       $1.05             --
          2011...............     $1.01       $0.99             --
          2010...............     $0.93       $1.01             --
          2009...............     $1.00       $0.93             --
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $3.94       $3.66        110,951
          2017...............     $2.90       $3.94        128,015
          2016...............     $2.91       $2.90        142,019
          2015...............     $3.06       $2.91        128,536
          2014...............     $3.04       $3.06        145,888
          2013...............     $1.99       $3.04        200,708
          2012...............     $1.59       $1.99        236,503
          2011...............     $1.72       $1.59        299,124
          2010...............     $1.56       $1.72        323,263
          2009...............     $1.11       $1.56        316,430
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.30       $2.12         70,788
          2017...............     $2.23       $2.30         71,237
          2016...............     $2.18       $2.23         95,360
          2015...............     $2.12       $2.18         88,853
          2014...............     $1.67       $2.12         95,540
          2013...............     $1.68       $1.67        123,563
          2012...............     $1.46       $1.68        124,537
          2011...............     $1.42       $1.46        144,733
          2010...............     $1.13       $1.42        194,487
          2009...............     $0.93       $1.13        202,548
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.74       $2.40        166,711
          2017...............     $2.20       $2.74        191,579
          2016...............     $1.74       $2.20         65,373
          2015...............     $1.89       $1.74         63,464
          2014...............     $1.80       $1.89         66,907
          2013...............     $1.38       $1.80        106,557
          2012...............     $1.18       $1.38        121,992
          2011...............     $1.39       $1.18        111,030
          2010...............     $1.12       $1.39        150,579
          2009...............     $0.89       $1.12        153,718





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.13       $2.39        157,880
          2017...............     $1.77       $2.13        129,005
          2016...............     $1.75       $1.77        196,296
          2015...............     $1.76       $1.75        170,379
          2014...............     $1.77       $1.76        178,247
          2013...............     $1.26       $1.77        215,410
          2012...............     $1.22       $1.26        249,496
          2011...............     $1.40       $1.22        276,800
          2010...............     $1.11       $1.40        292,723
          2009...............     $0.84       $1.11        297,341
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.26       $2.05         66,576
          2017...............     $1.88       $2.26         69,159
          2016...............     $1.73       $1.88        184,679
          2015...............     $1.84       $1.73        165,308
          2014...............     $1.69       $1.84        171,045
          2013...............     $1.28       $1.69        252,605
          2012...............     $1.10       $1.28        285,005
          2011...............     $1.21       $1.10        293,086
          2010...............     $1.04       $1.21        356,503
          2009...............     $0.84       $1.04        357,063



2.15% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.66       $2.46         18,152
          2017...............     $2.24       $2.66         18,406
          2016...............     $2.35       $2.24         56,586
          2015...............     $2.61       $2.35         50,058
          2014...............     $2.82       $2.61         49,396
          2013...............     $2.30       $2.82         58,513
          2012...............     $1.97       $2.30         51,737
          2011...............     $2.17       $1.97         52,103
          2010...............     $2.04       $2.17         51,086
          2009...............     $1.67       $2.04         49,740
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.05       $1.94        101,956
          2017...............     $1.81       $2.05        106,287
          2016...............     $1.81       $1.81          9,371
          2015...............     $1.86       $1.81         18,273
          2014...............     $1.77       $1.86         16,390
          2013...............     $1.46       $1.77         16,768
          2012...............     $1.33       $1.46         16,648
          2011...............     $1.32       $1.33         16,859
          2010...............     $1.15       $1.32         17,850
          2009...............     $1.04       $1.15         17,901

2.15% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.24       $1.19         9,850
          2017...............     $1.22       $1.24         9,850
          2016...............     $1.20       $1.22         9,850
          2015...............     $1.22       $1.20         8,869
          2014...............     $1.19       $1.22         8,950
          2013...............     $1.25       $1.19         9,031
          2012...............     $1.20       $1.25         9,112
          2011...............     $1.15       $1.20         9,195
          2010...............     $1.10       $1.15         9,278
          2009...............     $1.05       $1.10         9,361
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.73       $2.55         6,870
          2017...............     $2.17       $2.73         6,870
          2016...............     $2.14       $2.17         2,036
          2015...............     $2.20       $2.14         2,078
          2014...............     $2.05       $2.20         2,389
          2013...............     $1.57       $2.05         3,307
          2012...............     $1.35       $1.57         3,543
          2011...............     $1.36       $1.35         3,919
          2010...............     $1.15       $1.36         3,929
          2009...............     $0.94       $1.15         3,520
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.05       $1.77        68,697
          2017...............     $1.81       $2.05        69,181
          2016...............     $1.73       $1.81        73,397
          2015...............     $1.80       $1.73        67,265
          2014...............     $1.68       $1.80        73,191
          2013...............     $1.32       $1.68        77,704
          2012...............     $1.19       $1.32        76,660
          2011...............     $1.28       $1.19        85,583
          2010...............     $1.12       $1.28        89,662
          2009...............     $0.97       $1.12        89,764
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $0.98       $0.63            --
          2017...............     $1.14       $0.98            --
          2016...............     $0.87       $1.14         4,936
          2015...............     $1.14       $0.87            --
          2014...............     $1.30       $1.14         3,869
          2013...............     $1.04       $1.30        20,858
          2012...............     $1.05       $1.04        18,990
          2011...............     $1.18       $1.05        23,689
          2010...............     $0.99       $1.18        28,889
          2009...............     $0.72       $0.99        29,246
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.02       $0.99            --
          2017...............     $1.00       $1.02            --
          2016...............     $0.95       $1.00            --
          2015...............     $1.00       $0.95            --
          2014...............     $1.02       $1.00            --
          2013...............     $1.02       $1.02            --
          2012...............     $0.98       $1.02            --
          2011...............     $1.00       $0.98            --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.15       $1.97          9,793
          2017...............     $1.63       $2.15          9,793
          2016...............     $1.72       $1.63         32,539
          2015...............     $1.70       $1.72         37,548
          2014...............     $1.72       $1.70         38,299
          2013...............     $1.47       $1.72         38,517
          2012...............     $1.27       $1.47         36,351
          2011...............     $1.41       $1.27         37,055
          2010...............     $1.25       $1.41         37,343
          2009...............     $1.01       $1.25         39,210
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.87       $0.87             --
          2017...............     $0.89       $0.87             --
          2016...............     $0.91       $0.89             --
          2015...............     $0.92       $0.91             --
          2014...............     $0.94       $0.92             --
          2013...............     $0.96       $0.94             --
          2012...............     $0.99       $0.96             --
          2011...............     $1.01       $0.99             --
          2010...............     $1.03       $1.01             --
          2009...............     $1.00       $1.03             --
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.61       $2.61         73,820
          2017...............     $2.06       $2.61         77,086
          2016...............     $2.08       $2.06         84,374
          2015...............     $1.98       $2.08         91,207
          2014...............     $1.81       $1.98        101,634
          2013...............     $1.35       $1.81        117,825
          2012...............     $1.23       $1.35        117,870
          2011...............     $1.23       $1.23        129,169
          2010...............     $1.11       $1.23        135,183
          2009...............     $0.90       $1.11        137,612
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.11       $1.07        450,393
          2017...............     $1.94       $1.11        489,849
          2016...............     $1.71       $1.94          5,828
          2015...............     $1.87       $1.71          6,682
          2014...............     $1.87       $1.87          5,264
          2013...............     $1.73       $1.87          5,141
          2012...............     $1.49       $1.73          4,493
          2011...............     $1.45       $1.49          4,221
          2010...............     $1.29       $1.45          4,571
          2009...............     $0.90       $1.29         13,396
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.15       $1.73         55,498
          2017...............     $1.62       $2.15         71,237
          2016...............     $1.64       $1.62             --
          2015...............     $1.69       $1.64          8,476
          2014...............     $1.70       $1.69          8,592
          2013...............     $1.39       $1.70          8,551
          2012...............     $1.25       $1.39          8,425
          2011...............     $1.49       $1.25          8,639
          2010...............     $1.33       $1.49          8,050
          2009...............     $0.99       $1.33          9,555

2.15% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.96       $0.94            --
          2017...............     $0.97       $0.96            --
          2016...............     $0.97       $0.97            --
          2015...............     $0.98       $0.97            --
          2014...............     $0.99       $0.98            --
          2013...............     $1.02       $0.99            --
          2012...............     $1.01       $1.02            --
          2011...............     $1.00       $1.01            --
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.79       $2.73            --
          2017...............     $2.25       $2.79            --
          2016...............     $2.16       $2.25        12,963
          2015...............     $2.35       $2.16        18,208
          2014...............     $2.22       $2.35        18,169
          2013...............     $1.75       $2.22        18,543
          2012...............     $1.57       $1.75        18,805
          2011...............     $1.62       $1.57        19,096
          2010...............     $1.25       $1.62        19,673
          2009...............     $0.87       $1.25        20,714
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $1.01       $0.76         6,658
          2017...............     $1.00       $1.01         5,822
          2016...............     $0.82       $1.00        68,540
          2015...............     $1.08       $0.82        76,183
          2014...............     $1.27       $1.08        72,020
          2013...............     $1.21       $1.27        86,800
          2012...............     $1.21       $1.21        66,852
          2011...............     $1.57       $1.21        60,611
          2010...............     $1.37       $1.57        59,461
          2009...............     $0.81       $1.37        61,928
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.53       $1.44            --
          2017...............     $1.31       $1.53            --
          2016...............     $1.28       $1.31            --
          2015...............     $1.30       $1.28            --
          2014...............     $1.27       $1.30            --
          2013...............     $1.02       $1.27            --
          2012...............     $0.93       $1.02            --
          2011...............     $0.99       $0.93            --
          2010...............     $0.87       $0.99            --
          2009...............     $1.00       $0.87            --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.27       $1.22            --
          2017...............     $1.17       $1.27            --
          2016...............     $1.17       $1.17            --
          2015...............     $1.19       $1.17            --
          2014...............     $1.17       $1.19            --
          2013...............     $1.04       $1.17            --
          2012...............     $1.00       $1.04            --
          2011...............     $1.01       $1.00            --
          2010...............     $0.95       $1.01            --
          2009...............     $1.00       $0.95            --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.15       $1.08            --
          2017...............     $1.03       $1.15            --
          2016...............     $1.03       $1.03            --
          2015...............     $1.06       $1.03            --
          2014...............     $1.04       $1.06            --
          2013...............     $1.00       $1.04            --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.40       $1.32         9,013
          2017...............     $1.25       $1.40         9,013
          2016...............     $1.23       $1.25            --
          2015...............     $1.25       $1.23            --
          2014...............     $1.23       $1.25            --
          2013...............     $1.04       $1.23            --
          2012...............     $0.97       $1.04            --
          2011...............     $1.00       $0.97            --
          2010...............     $0.91       $1.00            --
          2009...............     $1.00       $0.91            --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.18       $1.10            --
          2017...............     $1.04       $1.18            --
          2016...............     $1.04       $1.04            --
          2015...............     $1.07       $1.04            --
          2014...............     $1.05       $1.07            --
          2013...............     $1.00       $1.05            --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.46       $1.36         7,691
          2017...............     $1.28       $1.46         7,691
          2016...............     $1.25       $1.28            --
          2015...............     $1.28       $1.25         6,497
          2014...............     $1.25       $1.28            --
          2013...............     $1.03       $1.25            --
          2012...............     $0.95       $1.03            --
          2011...............     $1.00       $0.95            --
          2010...............     $0.89       $1.00            --
          2009...............     $1.00       $0.89            --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.10       $1.05            --
          2017...............     $1.01       $1.10            --
          2016...............     $1.02       $1.01            --
          2015...............     $1.05       $1.02            --
          2014...............     $1.04       $1.05            --
          2013...............     $1.00       $1.04            --

2.15% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.34       $1.28             --
          2017...............     $1.21       $1.34             --
          2016...............     $1.20       $1.21             --
          2015...............     $1.23       $1.20          2,819
          2014...............     $1.21       $1.23             --
          2013...............     $1.05       $1.21             --
          2012...............     $0.99       $1.05             --
          2011...............     $1.01       $0.99             --
          2010...............     $0.93       $1.01             --
          2009...............     $1.00       $0.93             --
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $3.91       $3.63         15,917
          2017...............     $2.88       $3.91         16,137
          2016...............     $2.90       $2.88        108,974
          2015...............     $3.05       $2.90         96,555
          2014...............     $3.03       $3.05        104,105
          2013...............     $1.98       $3.03        118,411
          2012...............     $1.58       $1.98        127,172
          2011...............     $1.71       $1.58        136,863
          2010...............     $1.55       $1.71        134,002
          2009...............     $1.10       $1.55        135,814
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.28       $2.11         36,482
          2017...............     $2.21       $2.28         44,537
          2016...............     $2.17       $2.21         50,952
          2015...............     $2.11       $2.17         48,283
          2014...............     $1.66       $2.11         50,331
          2013...............     $1.68       $1.66         56,792
          2012...............     $1.45       $1.68         47,878
          2011...............     $1.42       $1.45         50,594
          2010...............     $1.13       $1.42         51,975
          2009...............     $0.93       $1.13         52,104
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.72       $2.39         14,532
          2017...............     $2.19       $2.72         25,519
          2016...............     $1.73       $2.19          4,160
          2015...............     $1.88       $1.73          4,319
          2014...............     $1.79       $1.88          4,352
          2013...............     $1.37       $1.79          4,326
          2012...............     $1.18       $1.37          2,824
          2011...............     $1.38       $1.18          3,219
          2010...............     $1.12       $1.38          3,051
          2009...............     $0.88       $1.12          5,167
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.12       $2.37             --
          2017...............     $1.76       $2.12         76,064
          2016...............     $1.74       $1.76         83,056
          2015...............     $1.75       $1.74         81,521
          2014...............     $1.76       $1.75         90,047
          2013...............     $1.25       $1.76         95,265
          2012...............     $1.22       $1.25         99,229
          2011...............     $1.39       $1.22        106,922
          2010...............     $1.10       $1.39        110,964
          2009...............     $0.84       $1.10        115,361





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.25       $2.04         5,898
          2017...............     $1.87       $2.25         6,046
          2016...............     $1.72       $1.87        57,624
          2015...............     $1.83       $1.72        63,936
          2014...............     $1.68       $1.83        69,308
          2013...............     $1.27       $1.68        74,210
          2012...............     $1.09       $1.27        79,854
          2011...............     $1.20       $1.09        89,157
          2010...............     $1.04       $1.20        93,673
          2009...............     $0.84       $1.04        97,231



2.25% Variable Account Charge



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.62       $2.42        48,815
          2017...............     $2.21       $2.62        49,366
          2016...............     $2.32       $2.21            --
          2015...............     $2.59       $2.32            --
          2014...............     $2.79       $2.59            --
          2013...............     $2.28       $2.79            --
          2012...............     $1.96       $2.28            --
          2011...............     $2.16       $1.96            --
          2010...............     $2.03       $2.16            --
          2009...............     $1.00       $2.03            --
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $2.02       $1.91            --
          2017...............     $1.79       $2.02            --
          2016...............     $1.79       $1.79            --
          2015...............     $1.84       $1.79            --
          2014...............     $1.75       $1.84            --
          2013...............     $1.45       $1.75            --
          2012...............     $1.32       $1.45            --
          2011...............     $1.31       $1.32            --
          2010...............     $1.14       $1.31            --
          2009...............     $1.00       $1.14            --
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.22       $1.17         7,929
          2017...............     $1.20       $1.22         7,070
          2016...............     $1.18       $1.20         6,215
          2015...............     $1.21       $1.18         5,802
          2014...............     $1.18       $1.21         5,994
          2013...............     $1.24       $1.18        10,082
          2012...............     $1.20       $1.24         9,211
          2011...............     $1.14       $1.20         9,402
          2010...............     $1.10       $1.14         9,179
          2009...............     $1.05       $1.10        12,863

2.25% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.69       $2.51        62,720
          2017...............     $2.14       $2.69        62,720
          2016...............     $2.11       $2.14            --
          2015...............     $2.18       $2.11            --
          2014...............     $2.03       $2.18            --
          2013...............     $1.55       $2.03            --
          2012...............     $1.34       $1.55            --
          2011...............     $1.35       $1.34            --
          2010...............     $1.14       $1.35            --
          2009...............     $1.00       $1.14            --
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $2.02       $1.74            --
          2017...............     $1.79       $2.02            --
          2016...............     $1.71       $1.79            --
          2015...............     $1.78       $1.71            --
          2014...............     $1.66       $1.78            --
          2013...............     $1.31       $1.66            --
          2012...............     $1.18       $1.31            --
          2011...............     $1.27       $1.18            --
          2010...............     $1.12       $1.27            --
          2009...............     $0.00       $1.12            --
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $0.96       $0.62            --
          2017...............     $1.13       $0.96            --
          2016...............     $0.86       $1.13            --
          2015...............     $1.13       $0.86            --
          2014...............     $1.29       $1.13            --
          2013...............     $1.03       $1.29            --
          2012...............     $1.04       $1.03            --
          2011...............     $1.17       $1.04            --
          2010...............     $0.98       $1.17            --
          2009...............     $1.00       $0.98            --
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.01       $0.98            --
          2017...............     $0.99       $1.01            --
          2016...............     $0.95       $0.99            --
          2015...............     $0.99       $0.95            --
          2014...............     $1.01       $0.99            --
          2013...............     $1.02       $1.01            --
          2012...............     $0.98       $1.02            --
          2011...............     $1.00       $0.98            --
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.12       $1.94        70,575
          2017...............     $1.61       $2.12        72,228
          2016...............     $1.70       $1.61            --
          2015...............     $1.68       $1.70            --
          2014...............     $1.70       $1.68            --
          2013...............     $1.46       $1.70            --
          2012...............     $1.27       $1.46            --
          2011...............     $1.40       $1.27            --
          2010...............     $1.24       $1.40            --
          2009...............     $1.00       $1.24            --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.86       $0.86            --
          2017...............     $0.88       $0.86            --
          2016...............     $0.89       $0.88            --
          2015...............     $0.91       $0.89            --
          2014...............     $0.94       $0.91            --
          2013...............     $0.96       $0.94            --
          2012...............     $0.98       $0.96            --
          2011...............     $1.00       $0.98            --
          2010...............     $1.02       $1.00            --
          2009...............     $1.00       $1.02            --
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.57       $2.57         2,672
          2017...............     $2.03       $2.57         3,072
          2016...............     $2.05       $2.03         2,979
          2015...............     $1.96       $2.05         2,823
          2014...............     $1.79       $1.96         2,972
          2013...............     $1.34       $1.79         6,136
          2012...............     $1.22       $1.34         6,504
          2011...............     $1.22       $1.22         6,588
          2010...............     $1.11       $1.22         6,913
          2009...............     $0.89       $1.11        11,195
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.11       $1.06        63,738
          2017...............     $1.92       $1.11        66,132
          2016...............     $1.69       $1.92         4,506
          2015...............     $1.85       $1.69         3,879
          2014...............     $1.86       $1.85         3,815
          2013...............     $1.72       $1.86         6,862
          2012...............     $1.48       $1.72         7,094
          2011...............     $1.44       $1.48         7,539
          2010...............     $1.28       $1.44         7,723
          2009...............     $0.89       $1.28        13,458
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.12       $1.70        88,661
          2017...............     $1.60       $2.12        87,078
          2016...............     $1.62       $1.60         2,540
          2015...............     $1.67       $1.62         2,159
          2014...............     $1.68       $1.67         2,112
          2013...............     $1.38       $1.68         4,078
          2012...............     $1.24       $1.38         4,354
          2011...............     $1.48       $1.24         3,887
          2010...............     $1.33       $1.48         3,728
          2009...............     $0.99       $1.33         6,715
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.95       $0.94            --
          2017...............     $0.96       $0.95            --
          2016...............     $0.96       $0.96            --
          2015...............     $0.98       $0.96            --
          2014...............     $0.99       $0.98            --
          2013...............     $1.02       $0.99            --
          2012...............     $1.01       $1.02            --
          2011...............     $1.00       $1.01            --

2.25% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.76       $2.69        32,447
          2017...............     $2.22       $2.76        33,410
          2016...............     $2.14       $2.22            --
          2015...............     $2.32       $2.14            --
          2014...............     $2.20       $2.32            --
          2013...............     $1.73       $2.20            --
          2012...............     $1.56       $1.73            --
          2011...............     $1.61       $1.56            --
          2010...............     $1.25       $1.61            --
          2009...............     $1.00       $1.25            --
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $0.99       $0.74        12,604
          2017...............     $0.99       $0.99        13,551
          2016...............     $0.81       $0.99            --
          2015...............     $1.07       $0.81            --
          2014...............     $1.26       $1.07            --
          2013...............     $1.20       $1.26            --
          2012...............     $1.20       $1.20            --
          2011...............     $1.56       $1.20            --
          2010...............     $1.37       $1.56            --
          2009...............     $1.00       $1.37            --
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.52       $1.42            --
          2017...............     $1.30       $1.52            --
          2016...............     $1.27       $1.30            --
          2015...............     $1.29       $1.27            --
          2014...............     $1.26       $1.29            --
          2013...............     $1.01       $1.26            --
          2012...............     $0.92       $1.01            --
          2011...............     $0.98       $0.92            --
          2010...............     $0.87       $0.98            --
          2009...............     $1.00       $0.87            --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.26       $1.21            --
          2017...............     $1.16       $1.26            --
          2016...............     $1.16       $1.16            --
          2015...............     $1.18       $1.16            --
          2014...............     $1.17       $1.18            --
          2013...............     $1.04       $1.17            --
          2012...............     $0.99       $1.04            --
          2011...............     $1.01       $0.99            --
          2010...............     $0.94       $1.01            --
          2009...............     $1.00       $0.94            --
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.14       $1.07            --
          2017...............     $1.03       $1.14            --
          2016...............     $1.03       $1.03            --
          2015...............     $1.06       $1.03            --
          2014...............     $1.04       $1.06            --
          2013...............     $1.00       $1.04            --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.39       $1.30          --
          2017...............     $1.24       $1.39          --
          2016...............     $1.22       $1.24          --
          2015...............     $1.24       $1.22          --
          2014...............     $1.22       $1.24          --
          2013...............     $1.03       $1.22          --
          2012...............     $0.96       $1.03          --
          2011...............     $1.00       $0.96          --
          2010...............     $0.91       $1.00          --
          2009...............     $1.00       $0.91          --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.17       $1.09          --
          2017...............     $1.04       $1.17          --
          2016...............     $1.04       $1.04          --
          2015...............     $1.07       $1.04          --
          2014...............     $1.05       $1.07          --
          2013...............     $1.00       $1.05          --
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.45       $1.35          --
          2017...............     $1.27       $1.45          --
          2016...............     $1.24       $1.27          --
          2015...............     $1.27       $1.24          --
          2014...............     $1.24       $1.27          --
          2013...............     $1.02       $1.24          --
          2012...............     $0.95       $1.02          --
          2011...............     $1.00       $0.95          --
          2010...............     $0.89       $1.00          --
          2009...............     $1.00       $0.89          --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.10       $1.04          --
          2017...............     $1.00       $1.10          --
          2016...............     $1.02       $1.00          --
          2015...............     $1.04       $1.02          --
          2014...............     $1.04       $1.04          --
          2013...............     $1.00       $1.04          --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.33       $1.26          --
          2017...............     $1.20       $1.33          --
          2016...............     $1.19       $1.20          --
          2015...............     $1.22       $1.19          --
          2014...............     $1.20       $1.22          --
          2013...............     $1.04       $1.20          --
          2012...............     $0.98       $1.04          --
          2011...............     $1.00       $0.98          --
          2010...............     $0.93       $1.00          --
          2009...............     $1.00       $0.93          --

2.25% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $3.86       $3.57        17,527
          2017...............     $2.84       $3.86        17,580
          2016...............     $2.86       $2.84            --
          2015...............     $3.02       $2.86            --
          2014...............     $3.00       $3.02            --
          2013...............     $1.96       $3.00           559
          2012...............     $1.57       $1.96           748
          2011...............     $1.70       $1.57           798
          2010...............     $1.54       $1.70           800
          2009...............     $1.10       $1.54           825
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.25       $2.08            --
          2017...............     $2.18       $2.25            --
          2016...............     $2.14       $2.18            --
          2015...............     $2.09       $2.14            --
          2014...............     $1.64       $2.09            --
          2013...............     $1.66       $1.64         1,783
          2012...............     $1.44       $1.66         1,748
          2011...............     $1.41       $1.44         1,951
          2010...............     $1.12       $1.41         1,904
          2009...............     $0.93       $1.12         2,364
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.68       $2.35        23,266
          2017...............     $2.16       $2.68        23,266
          2016...............     $1.71       $2.16         2,338
          2015...............     $1.86       $1.71         2,016
          2014...............     $1.77       $1.86         2,022
          2013...............     $1.36       $1.77         4,012
          2012...............     $1.17       $1.36         4,479
          2011...............     $1.37       $1.17         4,381
          2010...............     $1.11       $1.37         4,436
          2009...............     $0.88       $1.11         7,616
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.09       $2.34        23,762
          2017...............     $1.73       $2.09            --
          2016...............     $1.72       $1.73            --
          2015...............     $1.73       $1.72            --
          2014...............     $1.74       $1.73            --
          2013...............     $1.24       $1.74            --
          2012...............     $1.21       $1.24            --
          2011...............     $1.38       $1.21            --
          2010...............     $1.10       $1.38            --
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.21       $2.01            --
          2017...............     $1.85       $2.21            --
          2016...............     $1.70       $1.85         6,025
          2015...............     $1.81       $1.70         5,272
          2014...............     $1.67       $1.81         5,314
          2013...............     $1.26       $1.67         7,855
          2012...............     $1.08       $1.26         8,471
          2011...............     $1.20       $1.08         8,386
          2010...............     $1.03       $1.20         8,616
          2009...............     $0.83       $1.03        16,301




2.35% Variable Account Charge




                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ASSET STRATEGY SUB-ACCOUNT:
          2018...............     $2.58       $2.38             --
          2017...............     $2.18       $2.58          9,811
          2016...............     $2.29       $2.18        116,315
          2015...............     $2.56       $2.29        130,687
          2014...............     $2.77       $2.56        125,693
          2013...............     $2.26       $2.77        123,351
          2012...............     $1.94       $2.26        123,345
          2011...............     $2.14       $1.94        143,662
          2010...............     $2.02       $2.14        141,656
          2009...............     $1.65       $2.02        153,324
         IVY VIP BALANCED SUB-ACCOUNT:
          2018...............     $1.99       $1.88             --
          2017...............     $1.77       $1.99          3,022
          2016...............     $1.77       $1.77         52,277
          2015...............     $1.82       $1.77         33,094
          2014...............     $1.73       $1.82         34,676
          2013...............     $1.43       $1.73          8,842
          2012...............     $1.31       $1.43          8,743
          2011...............     $1.30       $1.31          8,817
          2010...............     $1.14       $1.30          8,683
          2009...............     $1.03       $1.14          8,729
         IVY VIP CORPORATE BOND SUB-ACCOUNT(F):
          2018...............     $1.21       $1.16         58,787
          2017...............     $1.19       $1.21         53,428
          2016...............     $1.17       $1.19         72,280
          2015...............     $1.19       $1.17        115,896
          2014...............     $1.17       $1.19        119,080
          2013...............     $1.23       $1.17         74,129
          2012...............     $1.19       $1.23        114,328
          2011...............     $1.13       $1.19         66,468
          2010...............     $1.09       $1.13         81,768
          2009...............     $1.04       $1.09         61,979
         IVY VIP CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.65       $2.47             --
          2017...............     $2.12       $2.65             --
          2016...............     $2.09       $2.12         10,380
          2015...............     $2.15       $2.09          9,327
          2014...............     $2.01       $2.15          9,511
          2013...............     $1.54       $2.01         10,337
          2012...............     $1.33       $1.54         11,212
          2011...............     $1.34       $1.33         12,550
          2010...............     $1.13       $1.34         13,229
          2009...............     $0.94       $1.13         11,159
         IVY VIP GLOBAL EQUITY INCOME SUB-ACCOUNT(G):
          2018...............     $1.99       $1.72         18,637
          2017...............     $1.76       $1.99         21,847
          2016...............     $1.69       $1.76         22,445
          2015...............     $1.76       $1.69         23,843
          2014...............     $1.64       $1.76         24,120
          2013...............     $1.30       $1.64         25,425
          2012...............     $1.17       $1.30         23,189
          2011...............     $1.26       $1.17         25,987
          2010...............     $1.11       $1.26         28,931
          2009...............     $0.96       $1.11         30,604

2.35% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP ENERGY SUB-ACCOUNT:
          2018...............     $0.95       $0.61         25,653
          2017...............     $1.12       $0.95         20,885
          2016...............     $0.85       $1.12         29,768
          2015...............     $1.12       $0.85         26,680
          2014...............     $1.28       $1.12         24,407
          2013...............     $1.02       $1.28         16,962
          2012...............     $1.04       $1.02         16,949
          2011...............     $1.17       $1.04         16,483
          2010...............     $0.98       $1.17         17,151
          2009...............     $0.71       $0.98         17,570
         IVY VIP GLOBAL BOND SUB-ACCOUNT(A):
          2018...............     $1.00       $0.98             --
          2017...............     $0.98       $1.00             --
          2016...............     $0.94       $0.98             --
          2015...............     $0.99       $0.94             --
          2014...............     $1.01       $0.99             --
          2013...............     $1.02       $1.01             --
          2012...............     $0.98       $1.02             --
          2011...............     $1.00       $0.98             --
         IVY VIP GLOBAL GROWTH SUB-ACCOUNT:
          2018...............     $2.09       $1.91             --
          2017...............     $1.59       $2.09             --
          2016...............     $1.68       $1.59         79,042
          2015...............     $1.66       $1.68         75,858
          2014...............     $1.69       $1.66         99,624
          2013...............     $1.45       $1.69        145,718
          2012...............     $1.26       $1.45        151,661
          2011...............     $1.39       $1.26        178,746
          2010...............     $1.24       $1.39        183,695
          2009...............     $1.00       $1.24        162,851
         IVY VIP GOVERNMENT MONEY MARKET SUB-ACCOUNT(C):
          2018...............     $0.85       $0.84             --
          2017...............     $0.86       $0.85             --
          2016...............     $0.88       $0.86             --
          2015...............     $0.91       $0.88             --
          2014...............     $0.93       $0.91             --
          2013...............     $0.95       $0.93             --
          2012...............     $0.97       $0.95             --
          2011...............     $0.99       $0.97             --
          2010...............     $1.02       $0.99             --
          2009...............     $1.00       $1.02             --
         IVY VIP GROWTH SUB-ACCOUNT:
          2018...............     $2.53       $2.53         51,914
          2017...............     $2.01       $2.53         58,122
          2016...............     $2.03       $2.01         69,053
          2015...............     $1.94       $2.03         87,375
          2014...............     $1.77       $1.94        113,328
          2013...............     $1.33       $1.77        166,281
          2012...............     $1.21       $1.33        174,702
          2011...............     $1.21       $1.21        240,077
          2010...............     $1.10       $1.21        265,699
          2009...............     $0.89       $1.10        246,214





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP HIGH INCOME SUB-ACCOUNT:
          2018...............     $1.10       $1.05         30,852
          2017...............     $1.90       $1.10         32,239
          2016...............     $1.67       $1.90         74,240
          2015...............     $1.83       $1.67        109,451
          2014...............     $1.84       $1.83        109,994
          2013...............     $1.70       $1.84        122,726
          2012...............     $1.47       $1.70        119,380
          2011...............     $1.43       $1.47         86,858
          2010...............     $1.27       $1.43         91,527
          2009...............     $0.89       $1.27         94,868
         IVY VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
          2018...............     $2.09       $1.68         23,084
          2017...............     $1.58       $2.09         61,261
          2016...............     $1.60       $1.58         78,852
          2015...............     $1.65       $1.60         68,456
          2014...............     $1.67       $1.65         70,085
          2013...............     $1.37       $1.67        113,762
          2012...............     $1.24       $1.37        109,974
          2011...............     $1.47       $1.24        112,585
          2010...............     $1.32       $1.47        106,916
          2009...............     $0.98       $1.32        104,210
         IVY VIP LIMITED-TERM BOND SUB-ACCOUNT(A):
          2018...............     $0.95       $0.93             --
          2017...............     $0.95       $0.95             --
          2016...............     $0.96       $0.95             --
          2015...............     $0.97       $0.96             --
          2014...............     $0.99       $0.97             --
          2013...............     $1.01       $0.99         57,110
          2012...............     $1.01       $1.01             --
          2011...............     $1.00       $1.01             --
         IVY VIP MID CAP GROWTH SUB-ACCOUNT:
          2018...............     $2.72       $2.66             --
          2017...............     $2.19       $2.72            229
          2016...............     $2.12       $2.19         14,050
          2015...............     $2.30       $2.12         12,577
          2014...............     $2.18       $2.30         12,846
          2013...............     $1.72       $2.18         15,926
          2012...............     $1.55       $1.72         18,826
          2011...............     $1.60       $1.55         24,879
          2010...............     $1.24       $1.60         29,270
          2009...............     $0.87       $1.24         30,989
         IVY VIP NATURAL RESOURCES SUB-ACCOUNT(D):
          2018...............     $0.98       $0.73         18,378
          2017...............     $0.97       $0.98             --
          2016...............     $0.81       $0.97         62,300
          2015...............     $1.06       $0.81         62,416
          2014...............     $1.25       $1.06         52,723
          2013...............     $1.19       $1.25         99,409
          2012...............     $1.19       $1.19         88,161
          2011...............     $1.56       $1.19         88,894
          2010...............     $1.36       $1.56         87,335
          2009...............     $0.80       $1.36         84,336

2.35% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.51       $1.41        37,291
          2017...............     $1.29       $1.51        37,291
          2016...............     $1.26       $1.29            --
          2015...............     $1.28       $1.26            --
          2014...............     $1.25       $1.28            --
          2013...............     $1.01       $1.25            --
          2012...............     $0.92       $1.01            --
          2011...............     $0.98       $0.92            --
          2010...............     $0.87       $0.98            --
          2009...............     $1.00       $0.87            --
         IVY VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.25       $1.19            --
          2017...............     $1.15       $1.25            --
          2016...............     $1.15       $1.15            --
          2015...............     $1.17       $1.15            --
          2014...............     $1.16       $1.17         1,531
          2013...............     $1.03       $1.16         2,884
          2012...............     $0.99       $1.03         4,312
          2011...............     $1.01       $0.99            --
          2010...............     $0.94       $1.01            --
          2009...............     $1.00       $0.94            --
         IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
          SUB-ACCOUNT(B):
          2018...............     $1.14       $1.07            --
          2017...............     $1.02       $1.14            --
          2016...............     $1.03       $1.02            --
          2015...............     $1.06       $1.03            --
          2014...............     $1.04       $1.06            --
          2013...............     $1.00       $1.04            --
         IVY VIP PATHFINDER MODERATE SUB-ACCOUNT:
          2018...............     $1.37       $1.29        47,520
          2017...............     $1.23       $1.37        44,423
          2016...............     $1.21       $1.23        41,708
          2015...............     $1.24       $1.21        37,130
          2014...............     $1.21       $1.24        36,968
          2013...............     $1.03       $1.21        36,425
          2012...............     $0.96       $1.03        36,002
          2011...............     $1.00       $0.96        30,112
          2010...............     $0.91       $1.00        27,533
          2009...............     $1.00       $0.91        26,026
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.17       $1.09            --
          2017...............     $1.03       $1.17            --
          2016...............     $1.03       $1.03            --
          2015...............     $1.07       $1.03            --
          2014...............     $1.05       $1.07            --
          2013...............     $1.00       $1.05            --





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP PATHFINDER MODERATELY AGGRESSIVE SUB-ACCOUNT:
          2018...............     $1.43       $1.33             --
          2017...............     $1.26       $1.43        333,490
          2016...............     $1.23       $1.26        333,490
          2015...............     $1.26       $1.23        306,514
          2014...............     $1.23       $1.26        309,907
          2013...............     $1.02       $1.23        313,335
          2012...............     $0.94       $1.02        316,801
          2011...............     $1.00       $0.94        320,314
          2010...............     $0.89       $1.00        323,851
          2009...............     $1.00       $0.89             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED
          VOLATILITY SUB-ACCOUNT(B):
          2018...............     $1.09       $1.04             --
          2017...............     $1.00       $1.09        120,092
          2016...............     $1.01       $1.00             --
          2015...............     $1.04       $1.01             --
          2014...............     $1.04       $1.04             --
          2013...............     $1.00       $1.04             --
         IVY VIP PATHFINDER MODERATELY CONSERVATIVE SUB-ACCOUNT:
          2018...............     $1.31       $1.25             --
          2017...............     $1.19       $1.31             --
          2016...............     $1.18       $1.19             --
          2015...............     $1.21       $1.18             --
          2014...............     $1.19       $1.21          1,443
          2013...............     $1.04       $1.19          2,765
          2012...............     $0.98       $1.04          4,241
          2011...............     $1.00       $0.98             --
          2010...............     $0.92       $1.00             --
          2009...............     $1.00       $0.92             --
         IVY VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
          2018...............     $3.80       $3.52             --
          2017...............     $2.81       $3.80          1,641
          2016...............     $2.83       $2.81         69,670
          2015...............     $2.98       $2.83         69,235
          2014...............     $2.97       $2.98         75,700
          2013...............     $1.94       $2.97        149,111
          2012...............     $1.56       $1.94        171,623
          2011...............     $1.69       $1.56        196,720
          2010...............     $1.53       $1.69        205,298
          2009...............     $1.09       $1.53        199,278
         IVY VIP SECURIAN REAL ESTATE SECURITIES SUB-ACCOUNT(C)(H):
          2018...............     $2.22       $2.05         20,953
          2017...............     $2.16       $2.22         19,956
          2016...............     $2.12       $2.16         38,728
          2015...............     $2.07       $2.12         43,953
          2014...............     $1.63       $2.07         55,836
          2013...............     $1.65       $1.63         88,575
          2012...............     $1.43       $1.65         84,011
          2011...............     $1.40       $1.43         97,905
          2010...............     $1.11       $1.40        107,377
          2009...............     $0.92       $1.11        105,403

2.35% Variable Account Charge Continued



                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP SMALL CAP CORE SUB-ACCOUNT(E):
          2018...............     $2.65       $2.31          1,026
          2017...............     $2.13       $2.65          1,414
          2016...............     $1.69       $2.13         56,900
          2015...............     $1.84       $1.69         57,515
          2014...............     $1.76       $1.84         61,875
          2013...............     $1.35       $1.76        119,691
          2012...............     $1.16       $1.35        120,888
          2011...............     $1.36       $1.16        132,754
          2010...............     $1.10       $1.36        134,380
          2009...............     $0.88       $1.10        138,981
         IVY VIP SMALL CAP GROWTH SUB-ACCOUNT(I):
          2018...............     $2.06       $2.30             --
          2017...............     $1.71       $2.06         68,381
          2016...............     $1.70       $1.71         65,883
          2015...............     $1.71       $1.70         73,080
          2014...............     $1.72       $1.71         95,529
          2013...............     $1.23       $1.72        143,217
          2012...............     $1.20       $1.23        142,706
          2011...............     $1.37       $1.20        157,721
          2010...............     $1.09       $1.37        167,605
          2009...............     $0.83       $1.09        164,638





                              UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                              BEGINNING OF  AT END OF  OUTSTANDING AT
                                 PERIOD       PERIOD    END OF PERIOD
                              ------------- ---------- ---------------
         IVY VIP VALUE SUB-ACCOUNT:
          2018...............     $2.18       $1.98            --
          2017...............     $1.82       $2.18           368
          2016...............     $1.68       $1.82        36,877
          2015...............     $1.79       $1.68        32,511
          2014...............     $1.65       $1.79        32,716
          2013...............     $1.25       $1.65        33,722
          2012...............     $1.08       $1.25        34,547
          2011...............     $1.19       $1.08        35,405
          2010...............     $1.02       $1.19        35,559
          2009...............     $0.83       $1.02        35,879


--------

(a) Sub-Account was made available effective April 29, 2011.
(b) Sub-Account was made available effective October 4, 2013.
(c) Ivy VIP Real Estate Securities changed its name to Ivy VIP Advantus Real Estate Securities effective April 28, 2017.
(d) Ivy VIP Global Natural Resources changed its name to Ivy VIP Natural Resources effective April 28, 2017.
(e) Ivy VIP Small Cap Value changed its name to Ivy Small Cap Core effective April 28, 2017.
(f) Ivy VIP Bond changed its name to Ivy VIP Corporate Bond effective April 30, 2018.
(g) Ivy VIP Dividend Opportunities changed its name to Ivy VIP Global Equity Income effective April 30, 2018.
(h) Ivy VIP Advantus Real Estate Securities changed its name to Ivy VIP Securian Real Estate Securities effective May 1, 2018.
(i) Ivy VIP Micro Cap Growth merged into Ivy VIP Small Cap Growth effective November 2, 2018.

             APPENDIX B -- ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return of: 0.00%, 6.87% and 10.00%.

For illustration purposes, an average annual expense equal to 2.37% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The average expense charge of 2.37% includes: 1.35% for mortality and expense risk, and an average of 1.02% for the fund management fee, other fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual portfolio operating expenses with waivers or reductions applied.

The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.

The illustration assumes 100% of the assets are invested in the sub-account(s) of the variable annuity account. For comparison purposes, a current fixed annuity income, available through the General Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.

The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average fund expenses. Upon request, a similar illustration specific to your situation and fund election may be available.

              VARIABLE ANNUITY INCOME - HYPOTHETICAL ILLUSTRATION

       ANNUITY INCOME OPTION - LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

PREPARED FOR: Client
VARIABLE CONTRIBUTION: $100,000.00
INITIAL VARIABLE MONTHLY INCOME: $612.09

The illustration below shows how investment returns may affect variable annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.

Annuity income payments will INCREASE if the returns on your investments ARE GREATER THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

Annuity income payments will DECREASE if the returns on your investments ARE LESS THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the prospectus.

The graph and table below show how annual gross investment returns of 0%, 6.87% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).

In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

VARIABLE ANNUITY INCOME -- HYPOTHETICAL

                   Impact of Rate of Return on Monthly Income

                               Annuity Income ($)

                                   [CHART]

                    0.00% Gross            6.87% Gross           10.00% Gross
     Age           (-2.37% Net)            (4.50% Net)            (7.63% Net)
    -----          ------------            -----------            -----------
     65                $612                   $612                    $612
     68                $499                   $612                    $669
     71                $407                   $612                    $731
     74                $332                   $612                    $798
     77                $271                   $612                    $872
     80                $221                   $612                    $953
     83                $180                   $612                  $1,041
     86                $147                   $612                  $1,138
     89                $120                   $612                  $1,243
     92                 $98                   $612                  $1,358
     95                 $80                   $612                  $1,484
     98                 $65                   $612                  $1,621



VARIABLE ANNUITY INCOME -- SUPPORTING DETAIL



                                  MONTHLY ANNUITY INCOME BASED ON
                                    HYPOTHETICAL RATE OF RETURN
                             -----------------------------------------
                                 0.00% GROSS  6.87% GROSS 10.00% GROSS
          BEGINNING OF YEAR  AGE (-2.37% NET) (4.50% NET) (7.63% NET)
          -----------------  --- ------------ ----------- ------------
                 1.......... 65      $612        $612        $  612
                 4.......... 68      $499        $612        $  669
                 7.......... 71      $407        $612        $  731
                 10......... 74      $332        $612        $  798
                 13......... 77      $271        $612        $  872
                 16......... 80      $221        $612        $  953
                 19......... 83      $180        $612        $1,041
                 22......... 86      $147        $612        $1,138
                 25......... 89      $120        $612        $1,243
                 28......... 92      $ 98        $612        $1,358
                 31......... 95      $ 80        $612        $1,484
                 34......... 98      $ 65        $612        $1,621



If you applied the amount of your purchase payment allocated to variable to a fixed annuity on the quotation date of this illustration, your fixed annuity income would be $537.11.

                   ILLUSTRATION OF MARKET VALUE ADJUSTMENTS

The following are examples of market value adjustment (MVA) calculations using hypothetical Treasury Rates. Amounts withdrawn, surrendered, applied to provide annuity payments, or transferred from the guarantee periods of the guaranteed term account prior to their renewal date may be subject to a market value adjustment. As the examples below illustrate, the MVA may be either a negative or positive value. These examples do not include the effect of any deferred sales charge that may be assessed under the contract upon withdrawal and surrender.

The MVA factor is equal to:

                    [GRAPHICS]

             (1+i)           (n/12)
       [---------------] -1
          (1+j+.0025)


where i = Treasury Rate for the week prior to the date of allocation into the guaranteed term account for a maturity equal to the guarantee period.

       j = Treasury Rate for the week prior to the date of withdrawal, surrender, application to provide annuity payments or transfer with a maturity equal to the number of whole months remaining in the guarantee period.

       n = the number of whole months remaining in the Guarantee Period.

The amount of the MVA will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate.

EXAMPLE 1:  NEGATIVE MVA

In this example, the Treasury Rate at the time of the withdrawal is higher than the Treasury Rate as of the date of allocation. Therefore, there is a negative MVA and the resultant payment is reduced by that amount.

MVA factor:

                    [GRAPHICS]

          (1+0.04)        (49/12)
       [---------------]          -1
        (1+0.06+.0025)
                  -0.083689


For purposes of this example, the Treasury Rate at allocation is 4% and the Treasury Rate at withdrawal is 6%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 3 -0.083689 = -$836.89 and the resultant payment would be $10,000 - $836.89 = $9,163.11.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

EXAMPLE 2:  POSITIVE MVA

In this example, the Treasury Rate at the time of the withdrawal is lower than the Treasury Rate as of the date of allocation. Therefore, there is a positive MVA and the resultant payment is increased by that amount.

MVA factor:

                    [GRAPHICS]

          (1+0.06)        (49/12)
       [---------------]          -1
        (1+0.04+.0025)
                  =0.070340

For purposes of this example, the Treasury Rate at allocation is 6% and the Treasury Rate at withdrawal is 4%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 3 0.070340 = $703.40 and the resultant payment would be $10,000 + $703.40 = $10,703.40.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

                    APPENDIX C -- TYPES OF QUALIFIED PLANS

Tax qualified plans provide for tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a qualified plan.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS

This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008.


Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.


Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship.


Effective January 1, 2009, the IRS issued comprehensive regulations under Code
Section 403(b) which imposed increased compliance obligations on employers and others involved in a Code Section 403(b) arrangement, including written plan documentation for all Code Section 403(b) plans. The regulations are generally effective January 1, 2009. You should consult a qualified tax advisor regarding the impact of these new regulations on your plan.


This annuity contract does not support plan loans, even if your plan may allow it.

INDIVIDUAL RETIREMENT ANNUITIES


Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an "IRA"). Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to special IRS mandated disclosure requirements. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A qualified contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.


Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

A portion of the amount distributed from an IRA may be taxable based on the ratio of the "investment in the contract" to the individual's balance in the IRA, generally the value of the IRA. The "investment in the contract" generally equals the nondeductible contributions to an IRA. The "investment in the contract" can be zero.

SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

Employers may establish Simplified Employee Pension (SEP) IRAs under Code
Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAS

Certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer a certain percentage of their compensation (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRAS

Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.

Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity owner has reached age 59 1/2;
(2) the distribution is paid to a beneficiary after the owner's death; (3) the annuity owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.

In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax adviser for further information regarding Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans permit the purchase of the contracts to accumulate retirement savings under the plans for employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS

Code Section 457 provides for certain deferred compensation plans. These plans may be offered for service to state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Under the provisions of the Small Business Job Protection Act of 1996, all of the assets and income of a governmental plan maintained by an eligible employer as a Section 457 plan must be held in trust or in a qualifying custodial account or annuity contract held for the exclusive benefit of plan participants and beneficiaries.

  APPENDIX D -- EXAMPLES ILLUSTRATING THE GUARANTEED INCOME PROVIDER BENEFIT
                                    OPTION

The illustration below is designed to help show how the Guaranteed Income Provider Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section titled "Other Contract Options -- Guaranteed Income Provider Benefit Option".

                                                                     GUARANTEED
                                                  HIGHEST      5%      INCOME
  CONTRACT        PURCHASE             CONTRACT ANNIVERSARY INCREASE  PROVIDER
 ANNIVERSARY  AGE PAYMENTS WITHDRAWALS  VALUE      VALUE     VALUE     BASIS
 -----------  --- -------- ----------- -------- ----------- -------- ----------
     0        65   10,000        --     10,000    10,000     10,000    10,000
     1        66       --        --     10,250    10,250     10,500    10,500
     2        67    1,500        --     12,000    12,000     12,525    12,525
     3        68       --       500     11,000    11,500     12,651    12,651
     4        69       --        --     14,000    14,000     13,284    14,000
     5        70       --     2,000     11,500    11,926     11,882    11,926
     6        71       --        --     10,000    11,926     12,476    12,476
     7        72       --        --     12,000    12,000     13,099    13,099
     8        73       --        --     10,200    12,000     13,754    13,754
     9        74       --        --     11,500    12,000     14,442    14,442
     10       75       --        --     14,500    14,500     15,164    15,164

To illustrate the guaranteed income provider benefit option, assume a contract is issued to an owner at age 65. An initial purchase payment of $10,000 is made at contract issue and a subsequent purchase payment of $1,500 is made on the second contract anniversary. Both purchase payments are allocated to the variable annuity account. Withdrawals of $500 and $2,000 are assumed to occur on the third contract anniversary and the fifth contract anniversary, respectively. Values shown above have been rounded to the nearest dollar.

On the second contract anniversary, the additional purchase payment is included in the contract value of $12,000 which becomes the new highest anniversary value. The prior 5% increase value is accumulated at 5% and then increased by the new purchase payment. The 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,525.

The withdrawal on the third contract anniversary is less than 5% of the highest anniversary value ($600) and 5% of the 5% increase value ($626.25) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and the 5% increase value is applied on a dollar-for-dollar basis. Since the current contract value is less than the prior highest anniversary value the prior value is simply reduced by the amount of the withdrawal (12,000 - 500). The 5% increase value is first increased by 5% and then the withdrawal is subtracted (12,525 3 1.05 - 500). The resulting 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,651.

On the fifth contract anniversary the withdrawal is greater than 5% of the highest anniversary value ($700) and 5% of the 5% increase value ($664) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and 5% increase value is applied on a pro rata basis. The contract value prior to the withdrawal is $13,500 so the adjustment to the highest anniversary value is $14,000 - $14,000 3 (2,000 / 13,500) with a resulting highest anniversary value of 11,925.93. The 5% increase value is first accumulated at 5% resulting in a value of $13,948 (12,651 3 1.05) and then adjusted pro rata for the withdrawal as follows: $13,948 - 13,948 3 (2,000 / 13,500) = $11,881.63. The adjusted highest anniversary value exceeds the adjusted 5% increase value therefore the guaranteed income provider basis is $11,926 after the withdrawal.

  APPENDIX E -- EXAMPLES OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Withdrawal Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Minimum Withdrawal Benefit Option".

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    $0    $100,000     $0     $100,000  $100,000    $7,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAW will be recalculated as the greater of the previous GAW or 7% of the new GWB.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1. $      0 $100,000     $0     $100,000  $100,000    $7,000
Activity............ $102,000 $ 20,000     $0     $122,000  $120,000    $8,400

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAW.

While the rider is in effect, the client may make cumulative withdrawals up to the GAW each contract year without any adjustment to the GAW. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAW not withdrawn during a contract year may not be carried over to the next contract year.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $7,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $8,400
Beginning of Year 2...                                        $120,000    $8,400
Activity (withdrawal). $119,000       --   $8,400   $110,600  $111,600    $8,400

EXAMPLE #4 -- CUMULATIVE WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAW.

The client may withdraw more than the GAW in any contract year. Any withdrawal in excess of the GAW, will cause an immediate adjustment to the GWB and a recalculation of the GAW. The remaining GWB will be adjusted to the lesser of the contract value following the excess withdrawal or the GWB reduced by the amount of the withdrawal on a dollar-for-dollar basis. If contract values are declining, this can create a significant loss in guaranteed benefit. The GAW will be recalculated to the lesser of: (a) GAW before excess withdrawal;
(b) greater of: 7% of new GWB or 7% of contract value following withdrawal.

                              CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                               VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                               BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS                ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------                -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.......... $      0 $100,000       --   $100,000  $100,000    $7,000
Activity..................... $102,000 $ 20,000       --   $122,000  $120,000    $8,400
Beginning of Year 2..........                                        $120,000    $8,400
Activity (withdrawal)........ $119,000       --   $8,400   $110,600  $111,600    $8,400
Beginning of Year 3..........                                        $111,600    $8,400
Activity (withdrawal)........ $112,000       --   $8,400   $103,600  $103,200    $8,400
Activity (excess withdrawal). $ 99,000       --   $5,000   $ 94,000  $ 94,000    $6,580

EXAMPLE #5 -- A RESET IN THE GWB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR
7. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 4, 5 AND 6 DO NOT EXCEED THE GAW AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

An optional reset may be elected on any anniversary beginning 3 years after the rider was added to the contract if the current contract value is greater than the current GWB. Election of the reset option will increase the charge if the current charge is greater. Once the reset has been elected, another reset may not be elected for another 3 years. When the reset is elected, the GWB will increase to the current contract value and the GAW will be recalculated to the greater of the prior GAW or 7% of the new GWB.

                                 CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                  VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT   WITHDRAWAL
CONTRACT YEARS                   ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAW)
--------------                   -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............. $      0 $100,000       --   $100,000  $100,000    $7,000
Activity........................ $102,000 $ 20,000       --   $122,000  $120,000    $8,400
Beginning of Year 2.............                                        $120,000    $8,400
Activity (withdrawal)........... $119,000       --   $8,400   $110,600  $111,600    $8,400
Beginning of Year 3.............                                        $111,600    $8,400
Activity (withdrawal)........... $112,000       --   $8,400   $103,600  $103,200    $8,400
Activity (excess withdrawal).... $ 99,000       --   $5,000   $ 94,000  $ 94,000    $6,580
Beginning of Year 4.............                                        $ 94,000    $6,580
Activity (withdrawal)........... $ 88,500       --   $6,580   $ 81,920  $ 87,420    $6,580
Beginning of Year 5.............                                        $ 87,420    $6,580
Activity (withdrawal)........... $ 89,600       --   $6,580   $ 83,020  $ 80,840    $6,580
Beginning of Year 6.............                                        $ 80,840    $6,580
Activity (withdrawal)........... $ 90,330       --   $6,580   $ 83,750  $ 74,260    $6,580
Beginning of Year 7 immediately
  before reset.................. $ 85,000       --       --   $ 85,000  $ 74,260    $6,580
Beginning of Year 7 immediately
  after reset................... $ 85,000       --       --   $ 85,000  $ 85,000    $6,580

  APPENDIX F -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section "Other
Contract Options -- Guaranteed Lifetime Withdrawal Benefit Option". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the product feature can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE ARE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000 AND THE AGE OF THE OLDEST OWNER.

                              CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                               VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                     ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    65       $0    $100,000     $0     $100,000  $100,000    $5,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment times the applicable Annual Income Percentage based on the owner's age at the time of the purchase payment.

                              CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                               VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                     ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    65    $      0 $100,000     $0     $100,000  $100,000    $5,000
Activity............    --    $102,000 $ 20,000     $0     $122,000  $120,000    $6,000

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

While the rider is in effect, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                                CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                 VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                       ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS           AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1...    65    $      0 $100,000   $    0   $100,000  $100,000    $5,000
Activity..............    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $6,000
Beginning of Year 2...    66          --       --       --         --  $120,000    $6,000
Activity (withdrawal).    --    $116,600       --   $6,000   $110,600  $114,000    $6,000

EXAMPLE #4 -- CUMULATIVE WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAI.

The client may withdraw more than the GAI in any contract year. Any withdrawal in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                              ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                  AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1..........    65    $      0 $100,000  $     0   $100,000  $100,000    $5,000
Activity.....................          $102,000 $ 20,000  $     0   $122,000  $120,000    $6,000
Beginning of Year 2..........    66                                           $120,000    $6,000
Activity (withdrawal)........          $116,600       --  $ 6,000   $110,600  $114,000    $6,000
Beginning of Year 3..........    67          --       --       --         --  $114,000    $6,000
Activity (excess withdrawal)     --    $111,600       --  $11,000   $100,600  $102,886    $5,716

EXAMPLE #5 -- AN AUTOMATIC GUARANTEED ANNUAL INCOME RESET OCCURS AT THE BEGINNING OF CONTRACT YEAR 4. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 1, 2, AND 3 DO NOT EXCEED THE GAI AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

A GAI Reset is automatic beginning 3 years after the GLWB rider was added to the contract. Once the reset has occurred, another reset will not occur for another 3 years. This income reset provision only applies to the GAI. When the reset occurs, the GAI will be calculated as the Annual Income Percentage based on the age at the time of the income reset times the greater of the GWB or the current contract value, but not less than the GAI prior to the income reset.

                                 CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                  VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS            AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------          -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1....    65    $      0 $100,000   $    0   $100,000  $100,000    $5,000
Activity...............    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $6,000
Beginning of Year 2....    66          --       --       --         --  $120,000    $6,000
Activity (withdrawal)..    --    $116,600       --   $6,000   $110,600  $114,000    $6,000
Beginning of Year 3....    67          --       --       --         --  $114,000    $6,000
Activity (withdrawal)..    --    $111,600       --   $6,000   $105,600  $108,000    $6,000
Beginning of Year 4....    68          --       --       --         --  $108,000    $6,000
Income Reset Provision.    --          --       --       --   $115,000  $108,000    $6,000
Beginning of Year 5....    69          --       --       --         --  $108,000    $6,000
Activity (withdrawal)..    --    $118,600       --   $6,000   $112,600  $102,000    $6,000
Beginning of Year 6....    70          --       --       --         --  $102,000    $6,000
Activity (withdrawal)..    --    $115,800       --   $6,000   $109,800  $ 96,000    $6,000
Beginning of Year 7....    71          --       --       --         --  $ 96,000    $6,000
Income Reset Provision.    --          --       --       --   $113,500  $ 96,000    $6,243

EXAMPLE #6 -- GLWB ADDED ON 2ND CONTRACT ANNIVERSARY. SUBSEQUENT PURCHASE PAYMENTS RECEIVED THE FOLLOWING YEAR WHEN THE OWNER IS AT A DIFFERENT ANNUAL INCOME PERCENTAGE.

The GLWB benefit may be added at issue or within 30 days prior to any contract anniversary. At the time of election, the GWB value will be set to the current contract value and the GAI will be calculated using the Annual Income Percentage based on the age of the oldest owner at the time of election. If a subsequent purchase payment is received when the oldest owner is at an age with a higher Annual Income Percentage, the new money will receive the higher Annual Income Percentage, and the GAI will increase by an amount equal to the amount the purchase payment times the Annual Income Percentage.

                                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                            ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------              -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1........    --    $      0 $100,000   $    0   $100,000        --        --
Activity...................    --    $102,000 $ 20,000   $    0   $122,000        --        --
Beginning of Year 2........    --
Activity (withdrawal)......    --    $116,600       --   $6,000   $110,600        --        --
Beginning of Year 3 -- add
  GLWB.....................    59          --       --       --   $103,600  $103,600    $4,144
Beginning of Year 4........    60          --       --       --         --  $103,600    $4,144
Activity...................    --    $110,000 $ 10,000   $    0   $120,000  $113,600    $4,644
Beginning of Year 5........    61          --       --       --   $123,000  $113,600    $4,644

EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS GREATER THAN THE GWB AMOUNT.

Contracts with the GMWB feature may elect to convert to the GLWB feature within 30 days prior to any contract anniversary, as long as the client is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of the conversion. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion.

                                            CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                             VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                   ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                       AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                     -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1...............    --    $      0 $100,000   $    0   $100,000  $100,000    $7,000
Activity..........................    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $8,400
Beginning of Year 2...............    --          --       --       --         --  $120,000    $8,400
Beginning of Year 3 -- convert to
  GLWB............................    67          --       --       --   $132,000  $132,000    $6,600
Activity (withdrawal).............    --    $133,600       --   $6,600   $127,000  $125,400    $6,600

EXAMPLE #8 -- A GMWB CONTRACT CONVERTS TO A LIFETIME GMWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS LESS THAN THE GWB AMOUNT.

Contracts with the GMWB feature may elect to convert to a lifetime GMWB within 30 days prior to any contract anniversary. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB feature, the GWB value will be set to the current contract anniversary value and the lifetime GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

                                         CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                          VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                ATTAINED  BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                    AGE    ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                  -------- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............    --    $      0 $100,000   $    0   $100,000  $100,000    $7,000
Activity.......................    --    $102,000 $ 20,000   $    0   $122,000  $120,000    $8,400
Beginning of Year 2............    --          --       --       --         --  $120,000    $8,400
Beginning of Year 3 -- convert
  to GLWB......................    67          --       --       --   $117,000  $117,000    $5,850
Activity (withdrawal)..........    --    $117,100       --   $5,850   $111,250  $111,150    $5,850

  APPENDIX G -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT II --
                            SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit II Option functions. A complete description of the optional contract feature can be found in the prospectus sections "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II -- Single Option (GLWB II -- Single)" and "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II -- Joint Option (GLWB II -- Joint)". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

The GWB is set equal to the initial purchase payment and the GAI is 5% of the GWB.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1.    $0    $100,000     $0     $100,000  $100,000    $5,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment multiplied by 5%.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1. $      0 $100,000     --     $100,000  $100,000    $5,000
Activity............ $102,000 $ 20,000     --     $122,000  $120,000    $6,000

EXAMPLE #3 -- GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT AND GUARANTEED ANNUAL INCOME RESET.

On each contract anniversary prior to the first withdrawal, for up to 10 years following the election of the rider, there will be a Guaranteed Withdrawal Benefit enhancement. The GWB will be increased by 5% of the GWB prior to the enhancement and the GAI will be increased to 5% of the GWB following the enhancement.

An automatic Guaranteed Annual Income Reset will occur on every contract anniversary through age 85. The GWB will be reset to the greater of the prior GWB or the current contract value. The GAI will be recalculated to 5% of the reset GWB, but will never be lower than the GAI immediately prior to the reset.

The Guaranteed Withdrawal Benefit enhancement will occur prior to the Guaranteed Withdrawal Benefit Reset on any contract anniversary where both are applicable.

                     CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1. $      0 $100,000     --     $100,000  $100,000    $5,000
Activity............ $102,000 $ 20,000     --     $122,000  $120,000    $6,000
Enhancement......... $128,000       --     --     $128,000  $126,000    $6,300
Income Reset........ $128,000       --     --     $128,000  $128,000    $6,400
Beginning of Year 2. $128,000       --     --     $128,000  $128,000    $6,400
Enhancement......... $130,000       --     --     $130,000  $134,400    $6,720
Income Reset........ $130,000       --     --     $130,000  $134,400    $6,720
Beginning of Year 3. $130,000       --     --     $130,000  $134,400    $6,720

EXAMPLE #4 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Any withdrawal prior to the Benefit Date will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the result of the ratio of the withdrawal to the contract value immediately prior to such withdrawal. The GAI will be recalculated to 5% of the GWB following the withdrawal.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $5,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $6,000
Enhancement........... $124,000       --       --   $124,000  $126,000    $6,300
Income Reset.......... $124,000       --       --   $124,000  $126,000    $6,300
Beginning of Year 2... $124,000       --       --   $124,000  $126,000    $6,300
Activity (withdrawal). $125,000       --   $6,300   $118,700  $119,650    $5,983

EXAMPLE #5 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE NOT EXCEEDING THE
GAI.

The client may make cumulative withdrawals up to the GAI each contract year following the Benefit Date without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $5,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $6,000
Enhancement........... $124,000       --       --   $124,000  $126,000    $6,300
Income Reset.......... $124,000       --       --   $124,000  $126,000    $6,300
Beginning of Year 2... $124,000       --       --   $124,000  $126,000    $6,300
Activity (withdrawal). $125,000       --   $6,300   $118,700  $119,700    $6,300
Income Reset.......... $130,000       --       --   $130,000  $130,000    $6,500
Beginning of Year 3... $130,000       --       --   $130,000  $130,000    $6,500

EXAMPLE #6 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE EXCEEDING THE GAI.

The client may withdraw more than the GAI in any contract year following the Benefit Date. Any withdrawal following the benefit date in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                       CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --   $100,000  $100,000    $5,000
Activity.............. $102,000 $ 20,000       --   $122,000  $120,000    $6,000
Enhancement........... $124,000       --       --   $124,000  $126,000    $6,300
Income Reset.......... $124,000       --       --   $124,000  $126,000    $6,300
Beginning of Year 2... $124,000       --       --   $124,000  $126,000    $6,300
Activity (withdrawal). $125,000       --  $ 6,300   $118,700  $119,700    $6,300
Income Reset.......... $120,000       --       --   $120,000  $120,000    $6,300
Beginning of Year 3... $120,000       --       --   $120,000  $120,000    $6,300
Activity (withdrawal). $122,000       --  $10,000   $112,000  $110,064    $6,099

EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB II ON THE 2ND CONTRACT ANNIVERSARY.

Contracts with the GMWB option may elect to convert to the GLWB II -- Single or GLWB II -- Joint option within 30 days prior to any contract anniversary subject to applicable age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB II benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated as 5% of the GWB. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB option at the time of conversion.

                                   CONTRACT                     CONTRACT GUARANTEED GUARANTEED
                                    VALUE   PURCHASE             VALUE   WITHDRAWAL   ANNUAL
                                    BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEARS                     ACTIVITY RECEIVED   AMOUNT   ACTIVITY   (GWB)      (GAI)
--------------                     -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............... $      0 $100,000   $    0   $100,000  $100,000    $7,000
Activity.......................... $102,000 $ 20,000   $    0   $122,000  $120,000    $8,400
Beginning of Year 2...............                --       --         --  $120,000    $8,400
Beginning of Year 3 -- convert to
  GLWB II......................... $132,000       --       --   $132,000  $132,000    $6,600
Activity (withdrawal)............. $133,600       --   $6,600   $127,000  $125,400    $6,600

            APPENDIX H -- EXAMPLES ILLUSTRATING CREDIT ENHANCEMENT

EXAMPLE #1 -- RECAPTURE OF CREDIT ENHANCEMENT DUE TO RIGHT OF CANCELLATION OR "FREE LOOK".

In the event the contract is cancelled and returned during the free look period, we will refund the current contract value less any credit enhancements applied to the contract. The contract owner bears the investment risk for the purchase payment(s) and credit enhancements(s) during this period. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Contract Value at Issue = $502,500

Assume the contract value on the valuation date has decreased to $501,000 due to poor fund performance. The amount refunded as a result of the free look cancellation is $498,500 ($501,000 - $2,500).

EXAMPLE #2 -- RECAPTURE OF CREDIT ENHANCEMENT DUE TO DEATH BENEFIT.

The death benefit will be calculated according to the death benefit option elected at the time of contract issue. Any death benefit paid to a beneficiary will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Subsequent Purchase Payment fourth month following contract issue = $400,000 Additional Credit Enhancement = $4,250 (.75% 3 900,000 - 2,500)

Assume a death benefit of $950,000 becomes payable 15 months after contract issue. No recapture is applied to the first credit enhancement because it was added to the contract more than 12 months prior. The second credit enhancement is within the first 12 months so recapture applies. The adjusted death benefit would be $950,000 - $4,250 = $945,750. If there are two beneficiaries, each entitled to 50% of the death benefit; they would each receive $472,875.

EXAMPLE #3 -- RECAPTURE OF CREDIT ENHANCEMENT WHEN AMOUNTS ARE APPLIED TO PROVIDE ANNUITY PAYMENTS.

If the entire contract value is applied to provide annuity payments, the value will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Subsequent Purchase Payment fourth month following contract issue = $400,000 Additional Credit Enhancement = $4,250 (.75% 3 900,000 - 2,500)

If the contract value was $945,000, the amount available to provide annuity payments prior to any applicable deduction for premium tax is $945,000 - $4,250 = $940,750.

EXAMPLE #4 -- DEMONSTRATION OF CREDIT ENHANCEMENT SCHEDULE.

The credit enhancement schedule has four levels, based on the cumulative net purchase payments. Cumulative net purchase payments are the total of all purchase payments received for a contract, less any prior withdrawals from contract value (including associated charges). With each purchase payment received, we will evaluate whether the contract is eligible for a credit enhancement. If eligible, the credit enhancement will be added to the contract value. The amount of credit enhancement is calculated as follows: cumulative net purchase payments multiplied by the applicable Credit Enhancement percentage; less any Credit Enhancements previously applied to the Contract Value. If the result of the calculation is less than zero, no credit enhancement will be applied.

                       CONTRACT                                                             CONTRACT
                        VALUE   PURCHASE            CUMULATIVE NET ADDITIONAL     TOTAL      VALUE
                        BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT      CREDIT      AFTER
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ENHANCEMENT  ACTIVITY
--------------         -------- -------- ---------- -------------- ----------- ----------- ----------
Beginning of Year 1... $      0 $200,000  $      0    $  200,000     $    0      $     0   $  200,000
Activity.............. $208,000 $200,000  $      0    $  400,000     $1,000      $ 1,000   $  409,000
Activity (withdrawal). $398,000       --  $250,000    $  150,000     $    0      $ 1,000   $  148,000
Activity.............. $163,000 $450,000  $      0    $  600,000     $2,000      $ 3,000   $  615,000
Activity.............. $645,000 $500,000  $      0    $1,100,000     $8,000      $11,000   $1,153,000

EXAMPLE #5 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GMWB ELECTED AT ISSUE.

When GMWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GMWB values.

                       CONTRACT                                                CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE            CUMULATIVE NET              VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT     AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ACTIVITY   (GWB)      (GAW)
--------------         -------- -------- ---------- -------------- ----------- -------- ---------- ----------
Beginning of Year 1... $      0 $500,000  $     0      $500,000      $2,500    $502,500  $500,000   $35,000
Beginning of Year 2...       --       --       --            --          --          --  $500,000   $35,000
Activity (withdrawal). $498,000       --  $35,000      $465,000          --    $463,000  $465,000   $35,000

EXAMPLE #6 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GLWB ELECTED AT ISSUE.

When GLWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GLWB values. The guaranteed annual income (GAI) in this example assumes the oldest owner is age 65 at contract issue.

                       CONTRACT                                                CONTRACT GUARANTEED GUARANTEED
                        VALUE   PURCHASE            CUMULATIVE NET              VALUE   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT     AFTER    BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ACTIVITY   (GWB)      (GAI)
--------------         -------- -------- ---------- -------------- ----------- -------- ---------- ----------
Beginning of Year 1... $      0 $500,000  $     0      $500,000      $2,500    $502,500  $500,000   $25,000
Beginning of Year 2...       --       --       --            --          --          --  $500,000   $25,000
Activity (withdrawal). $498,000       --  $25,000      $475,000          --    $473,000  $475,000   $25,000

EXAMPLE #7 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GLWB II ELECTED AT ISSUE.

When GLWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GLWB values. However, the contract value includes the Credit Enhancement and may increase the GLWB II values at time of reset.

                     CONTRACT                                                CONTRACT GUARANTEED GUARANTEED
                      VALUE   PURCHASE            CUMULATIVE NET              VALUE   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT     AFTER    BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ACTIVITY   (GWB)      (GAI)
--------------       -------- -------- ---------- -------------- ----------- -------- ---------- ----------
Beginning of Year 1. $      0 $500,000    $ 0        $500,000      $2,500    $502,500  $500,000   $25,000
GWB Enhancement/
  Income Reset...... $523,000       --     --        $500,000          --    $523,000  $523,000   $26,150
Beginning of Year 2. $523,000       --     --        $500,000          --    $523,000  $523,000   $26,150

EXAMPLE #8 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH GMIB ELECTED AT ISSUE.

When GMIB is elected at issue, the initial Highest Anniversary Value and Roll-up Value are equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial benefit values. However, the contract value includes the credit enhancement and may increase the benefit values on the next contract anniversary.

                          CONTRACT          CUMULATIVE             CONTRACT
                           VALUE   PURCHASE    NET                  VALUE     HIGHEST
                           BEFORE  PAYMENTS  PURCHASE    CREDIT     AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED  PAYMENTS  ENHANCEMENT ACTIVITY    VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- -------- ----------- -------- --------
Beginning of Year 1.. 60        -- $500,000  $500,000    $2,500    $502,500  $500,000   $500,000 $500,000
Beginning of Year 2.. 61  $528,500       --  $500,000        --    $528,500  $528,500   $525,000 $528,500

EXAMPLE #9 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH ENCORE LIFETIME INCOME ELECTED AT ISSUE.

When Encore is elected at issue, the initial benefit base is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial Encore values. However, the contract value includes the credit enhancement and may increase the Encore values at time of reset. The guaranteed annual income (GAI) in this example assumes the oldest owner is age 65 at contract issue.

                           CONTRACT                     CUMULATIVE             CONTRACT          GUARANTEED
                            VALUE   PURCHASE               NET                  VALUE              ANNUAL
                            BEFORE  PAYMENTS WITHDRAWAL  PURCHASE    CREDIT     AFTER   BENEFIT    INCOME
CONTRACT YEARS             ACTIVITY RECEIVED   AMOUNT    PAYMENTS  ENHANCEMENT ACTIVITY  BASE      (GAI)
--------------             -------- -------- ---------- ---------- ----------- -------- -------- ----------
Beginning of Year 1....... $      0 $500,000    $ 0      $500,000    $2,500    $502,500 $500,000  $25,000
Benefit Base Enhancement/
  Reset................... $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750
Beginning of Year 2....... $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750

EXAMPLE #10 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH OVATION LIFETIME INCOME OR OVATION LIFETIME INCOME II ELECTED AT ISSUE.

When Ovation or Ovation II is elected at issue, the initial benefit base is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial Ovation or Ovation II values. However, the contract value includes the credit enhancement and may increase the Ovation or Ovation II values at time of reset. The guaranteed annual income (GAI) in this example assumes the applicable annual income percentage at contract issue is 5%.

                     CONTRACT                     CUMULATIVE             CONTRACT          GUARANTEED
                      VALUE   PURCHASE               NET                  VALUE              ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL  PURCHASE    CREDIT     AFTER   BENEFIT    INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT    PAYMENTS  ENHANCEMENT ACTIVITY  BASE      (GAI)
--------------       -------- -------- ---------- ---------- ----------- -------- -------- ----------
Beginning of Year 1. $      0 $500,000    $ 0      $500,000    $2,500    $502,500 $500,000  $25,000
Benefit Base
Enhancement/Reset... $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750
Beginning of Year 2. $535,000       --     --      $500,000        --    $535,000 $535,000  $26,750

    APPENDIX I -- EXAMPLES OF THE GUARANTEED MINIMUM INCOME BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Income Benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Minimum Income Benefit Option". The following examples use hypothetical contract activity and are not representative of projected future returns or how your contract will actually perform.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $50,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The chart below is meant to provide a graphic example of how the Highest Anniversary Value, Roll-up Value and contract value vary relative to one another during periods of positive and negative market fluctuations (as reflected by the 'Contract Value' line). The table below provides a numeric example of these features. The values reflected in the table correspond to the values reflected in the chart. The columns to the right entitled 'GMIB Fixed Annuity Payment' and 'Fixed Annuity Payment Guaranteed under the Base Contract' demonstrate annuity payment amounts using the default annuity payment option of life with a period certain of 60 months.


                                   [Chart]

 Beginning                          Highest
of Contract       Contract        Anniversary         Roll-up
   Year            Value             Value             Value
-----------       --------        -----------         -------

   1              $50,000         $50,000            $50,000
   2               53,000          53,000             52,500
   3               60,000          60,000             55,125
   4               64,000          64,000             57,881
   5               54,000          64,000             60,775
   6               60,000          64,000             63,814
   7               78,000          78,000             78,000
   8               80,000          80,000             81,900
   9               62,500          80,000             85,995
  10               70,500          80,000             90,295
  11               80,000          80,000             94,809
  12               85,000          85,000             99,550
  13               80,000          85,000            104,527
  14               70,000          85,000            109,754
  15               68,000          85,000            109,754
  16               73,000          85,000            109,754


                                                                                                      FIXED
                                                                                                     ANNUITY
                                                                                                     PAYMENT
                          CONTRACT                     CONTRACT                              GMIB   GUARANTEED
                           VALUE   PURCHASE             VALUE     HIGHEST                    FIXED  UNDER THE
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP BENEFIT ANNUITY    BASE
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE   BASE   PAYMENT  CONTRACT
--------------------  --- -------- -------- ---------- -------- ----------- ------- ------- ------- ----------
Beginning of Year 1.. 67       --  $50,000      --     $50,000    $50,000   $50,000 $50,000     --        --
Beginning of Year 2.. 68  $53,000       --      --     $53,000    $53,000   $52,500 $53,000     --        --
Beginning of Year 3.. 69  $60,000       --      --     $60,000    $60,000   $55,125 $60,000     --        --
Beginning of Year 4.. 70  $64,000       --      --     $64,000    $64,000   $57,881 $64,000     --        --
Beginning of Year 5.. 71  $54,000       --      --     $54,000    $64,000   $60,775 $64,000     --        --
Beginning of Year 6.. 72  $60,000       --      --     $60,000    $64,000   $63,814 $64,000     --        --
Beginning of Year 7.. 73  $78,000       --      --     $78,000    $78,000   $78,000 $78,000     --        --
Beginning of Year 8.. 74  $80,000       --      --     $80,000    $80,000   $81,900 $81,900     --        --
Beginning of Year 9.. 75  $62,500       --      --     $62,500    $80,000   $85,995 $85,995     --        --
Beginning of Year 10. 76  $70,500       --      --     $70,500    $80,000   $90,295 $90,295     --        --
Beginning of Year 11. 77  $80,000       --      --     $80,000    $80,000   $94,809 $94,809 $5,859    $6,650
Beginning of Year 12. 78  $85,000       --      --     $85,000    $85,000   $99,550 $99,550 $6,371    $7,364

                                                                                                        FIXED
                                                                                                       ANNUITY
                                                                                                       PAYMENT
                          CONTRACT                     CONTRACT                                GMIB   GUARANTEED
                           VALUE   PURCHASE             VALUE     HIGHEST                      FIXED  UNDER THE
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE    PAYMENT  CONTRACT
--------------------  --- -------- -------- ---------- -------- ----------- -------- -------- ------- ----------
Beginning of Year 13. 79  $80,000     --        --     $80,000    $85,000   $104,527 $104,527 $6,931    $7,215
Beginning of Year 14. 80  $70,000     --        --     $70,000    $85,000   $109,754 $109,754 $7,547    $6,575
Beginning of Year 15. 81  $68,000     --        --     $68,000    $85,000   $109,754 $109,754 $7,831    $6,652
Beginning of Year 16. 82  $73,000     --        --     $73,000    $85,000   $109,754 $109,754 $8,132    $7,439

In the example above, the beginning of year 2 illustrates the impact on benefit values when the contract value increases. The contract value has increased to $53,000 and the Highest Anniversary Value is reset to the current contract value. The Roll-up Value is calculated as the prior Roll-up Value, accumulated at 5% ($50,000 * 1.05 = $52,500). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base at this point of $53,000.

In the example above, the beginning of year 5 illustrates the impact on benefit values when the contract value decreases. The contract value has decreased to $54,000 and since that is less than the prior year, the Highest Anniversary Value remains at $64,000 and is not reset. The prior Roll-up Value is accumulated at 5% ($60,775 * 1.05 = $63,814). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base of $64,000. In this example, there is no increase or decrease to the benefit base when compared to the prior contract anniversary.

Beginning with the 10th contract anniversary (beginning of year 11), monthly annualized income is illustrated assuming the contract is annuitized under a life with 60 months certain option for a male annuitant. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

EXAMPLE #2 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2-5 are progressive, starting with an initial purchase payment of $100,000 and illustrating the impact of additional contract activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. At any point in time the benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value.

                          CONTRACT                     CONTRACT
                           VALUE   PURCHASE             VALUE     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1.. 60     --    $100,000     --     $100,000  $100,000   $100,000 $100,000

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

As shown below, additional purchase payments are added to the Highest Anniversary Value. The prior Roll-up Value is accumulated at 5% ($100,000 *
1.05 (6 / 12) = $102,470) and then increased by the new purchase payment ($102,470 + $10,000 = $112,470). The Roll-up Value exceeds the Highest Anniversary Value and therefore the benefit base is $112,470.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE     HIGHEST
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------     --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1..... 60        -- $100,000     --     $100,000  $100,000   $100,000 $100,000
Activity 6 months later. 60  $102,000 $ 10,000     --     $112,000  $110,000   $112,470 $112,470

EXAMPLE #4 -- WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 2, the contract value of $115,000 is greater than the previous Highest Anniversary Value, $110,000, and thus the Highest Anniversary Value is reset to $115,000. Also, the Roll-up Value is accumulated at 5% for the latter 6 months in year 1 ($112,470 * 1.05 ^ (6 / 12) = $115,247).

The withdrawal of $5,000 during the second contract year is less than 5% of the Roll-up Value as of the prior contract anniversary (5% * $115,247 = $5,762) and thus the withdrawal adjustment for the Roll-up Value is applied on a dollar-for-dollar basis. The Roll-up Value is first increased at 5% for 6 months of interest and then the withdrawal is subtracted ($115,247 * 1.05 ^ (6 / 12) - $5,000 = $113,093).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. A pro rata adjustment reduces the value by the same proportion as the withdrawal bears to the contract value immediately before the withdrawal. The contract value prior to the withdrawal is $117,000 and the $5,000 withdrawal during the second contract year is applied on a pro rata basis to adjust the Highest Anniversary Value to $110,085 ($115,000 - $115,000 * ($5,000 /
$117,000) = $110,085).

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE     HIGHEST
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------     --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1..... 60        -- $100,000       --   $100,000  $100,000   $100,000 $100,000
Activity 6 months later. 60  $102,000 $ 10,000       --   $112,000  $110,000   $112,470 $112,470
Beginning of Year 2..... 61  $115,000       --       --   $115,000  $115,000   $115,247 $115,247
Activity 6 months later. 61  $117,000       --   $5,000   $112,000  $110,085   $113,093 $113,093

EXAMPLE #5 -- WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 3, the Contract Value of $118,000 is greater than the previous Highest Anniversary Value of $110,085, and the Highest Anniversary Value is reset. The Roll-up Value accumulates at 5% for the latter 6 months in year 2 ($113,093 * 1.05 ^ (6 / 12) = $115,886).

The withdrawal of $8,000 during the third contract year is greater than 5% of the Roll-up Value as of the prior contract anniversary ( 5% * $115,886 = $5,794) and thus the withdrawal adjustment for the Roll-up Value is applied on a pro rata basis. The contract value immediately prior to the withdrawal is $102,000 and the Roll-up Value is first accumulated at 5% for 6 months ($115,886 * 1.05 ^ (6 / 12) = $118,748) and then the withdrawal is applied
($118,748 - $118,748 * $8,000 / $102,000 = $109,434).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. The $8,000 withdrawal is taken by applying a pro rata adjustment to the Highest Anniversary Value ($118,000 - $118,000 * $8,000 / $102,000 = $108,745).

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE     HIGHEST
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------     --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1..... 60        -- $100,000       --   $100,000  $100,000   $100,000 $100,000
Activity 6 months later. 60  $102,000 $ 10,000       --   $112,000  $110,000   $112,470 $112,470
Beginning of Year 2..... 61  $115,000       --       --   $115,000  $115,000   $115,247 $115,247
Activity 6 months later. 61  $117,000       --   $5,000   $112,000  $110,085   $113,093 $113,093
Beginning of Year 3..... 62  $118,000       --       --   $118,000  $118,000   $115,886 $118,000
Activity 6 months later. 62  $102,000       --   $8,000   $ 94,000  $108,745   $109,434 $109,434

EXAMPLE #6 -- A RESET IN THE GMIB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR
4.

The contract owner may elect to reset the Roll-up Value to the contract value beginning with the 3rd anniversary after rider election. A written request within 30 days prior to the contract anniversary will be required. If the reset is not elected on the first available anniversary, it will be available on future anniversaries. Once elected, the reset may not be elected for another 3 year period. A reset will only occur if the contract value is greater than the Roll-up Value on the date of reset. The reset is not available after age 80. The optional reset was elected in the example on the highlighted contract anniversary. Upon reset, the Roll-up Value is set to the current contract value and future Roll-up Values will be based on the new amount. The charge may increase upon reset and there is a new 10 year period before GMIB may be annuitized. In this example, the owner could not annuitize until their 13th contract anniversary (10 years after the latest reset). Annualized monthly income based on a life with 60 months certain and a male annuitant is illustrated below for the first benefit date. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the Base Contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

                                                                                                FIXED
                                                                                               ANNUITY
                                                                                               PAYMENT
                  CONTRACT                     CONTRACT                                GMIB   GUARANTEED
                   VALUE   PURCHASE             VALUE     HIGHEST                      FIXED  UNDER THE
CONTRACT           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
ANNIVERSARY   AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE    PAYMENT  CONTRACT
-----------   --- -------- -------- ---------- -------- ----------- -------- -------- ------- ----------
Beginning of
  Year 1..... 60        -- $100,000     --     $100,000  $100,000   $100,000 $100,000      --       --
Beginning of
  Year 2..... 61  $105,000       --     --     $105,000  $105,000   $105,000 $105,000      --       --
Beginning of
  Year 3..... 62  $113,000       --     --     $113,000  $113,000   $110,250 $113,000      --       --
Beginning of
  Year 4..... 63  $126,000       --     --     $126,000  $126,000   $126,000 $126,000      --       --
Beginning of
  Year 5..... 64  $128,000       --     --     $128,000  $128,000   $132,300 $132,300      --       --
Beginning of
  Year 6..... 65  $125,000       --     --     $125,000  $128,000   $138,915 $138,915      --       --
Beginning of
  Year 7..... 66  $129,000       --     --     $129,000  $129,000   $145,861 $145,861      --       --
Beginning of
  Year 8..... 67  $134,000       --     --     $134,000  $134,000   $153,154 $153,154      --       --
Beginning of
  Year 9..... 68  $126,000       --     --     $126,000  $134,000   $160,811 $160,811      --       --
Beginning of
  Year 10.... 69  $138,000       --     --     $138,000  $138,000   $168,852 $168,852      --       --
Beginning of
  Year 11.... 70  $141,000       --     --     $141,000  $141,000   $177,295 $177,295      --       --
Beginning of
  Year 12.... 71  $146,000       --     --     $146,000  $146,000   $186,159 $186,159      --       --
Beginning of
  Year 13.... 72  $148,000       --     --     $148,000  $148,000   $195,467 $195,467      --       --
Beginning of
  Year 14.... 73  $149,000       --     --     $149,000  $149,000   $205,241 $205,241 $10,632  $11,122

 APPENDIX J -- EXAMPLES OF THE ENCORE LIFETIME INCOME SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Encore Lifetime Income -- Single and Encore Lifetime Income -- Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Encore -- Single and the age of the youngest Designated Life for Encore -- Joint.

                         CONTRACT                     CONTRACT          GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1. 64     $0    $100,000     --     $100,000 $100,000   $4,000

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = Initial benefit base x annual income percentage = 100,000 x 4% = 4,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $     0  $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 65  $99,000  $ 20,000     --     $119,000 $120,000   $5,000

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,000 + (20,000 x 5%) = 5,000.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64     --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --        --     $122,000 $122,000   $6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,000) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 5%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4%at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates benefit base enhancement at the first contract anniversary.

                                      CONTRACT                     CONTRACT          GUARANTEED
                                       VALUE   PURCHASE             VALUE              ANNUAL
                                       BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                CONTRACT ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                -------- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1.........    64       --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment).    65    $ 99,000 $ 20,000     --     $119,000 $120,000   $5,000
Benefit Base Reset..........    65    $122,000    --        --     $122,000 $122,000   $6,100
Benefit Base 5% Increase....    65    $122,000    --        --     $122,000 $126,000   $6,300

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 105%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 105% equals 126,000. Thus, the benefit base becomes 126,000.

GAI = benefit base x annual income percentage = 126,000 x 5% = 6,300.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64     --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --        --     $122,000 $122,000   $6,100
Benefit Base 5% Increase.... 65  $122,000    --        --     $122,000 $126,000   $6,300
Beginning of Year 2......... 65  $122,000    --        --     $122,000 $126,000   $6,300
Activity (withdrawal)....... 66  $120,000    --      $6,300   $113,700 $119,700   $6,300

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 126,000 - 6,300 = 119,700.

GAI remains unchanged.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEARS               AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
--------------               --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64     --    $100,000    --      $100,000 $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000    --      $119,000 $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --       --      $122,000 $122,000   $6,100
Benefit Base 5% Increase.... 65  $122,000    --       --      $122,000 $126,000   $6,300
Beginning of Year 2......... 65  $122,000    --       --      $122,000 $126,000   $6,300
Activity (withdrawal)....... 66  $120,000    --     $ 6,300   $113,700 $119,700   $6,300
Activity (withdrawal)....... 66  $113,700    --     $53,700   $ 60,000 $ 63,166   $3,325

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal--[benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 119,700 - [119,700 x 53,700 / 113,700] = 63,166. Thus, the
benefit base becomes 63,166.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,300 - [6,300 x 53,700 / 113,700] = 3,325. Thus, the GAI becomes 3,325.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (126,000 - 6,300) - [(126,000 - 6,300) x
(60,000 - 6,300) / (120,000 - 6,300)] = 63,166. Thus, the benefit base becomes
63,166.

GAI = GAI prior to the withdrawal -- [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,300 - [6,300 x (60,000 - 6,300) / (120,000 - 6,300)] = 3,325. Thus, the GAI becomes
3,325.

EXAMPLE #7 -- YOUNGER OWNER(S) OR DESIGNATED LIVES WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 44     --    $100,000     --     $100,000 $100,000   $4,000
Activity (purchase payment). 45  $ 99,000 $ 20,000     --     $119,000 $120,000   $4,800
Benefit Base Reset.......... 45  $122,000    --        --     $122,000 $122,000   $4,880
Benefit Base 5% Increase.... 45  $122,000    --        --     $122,000 $126,000   $5,040
Beginning of Year 2......... 45  $122,000    --        --     $122,000 $126,000   $5,040
Activity (withdrawal)....... 46  $120,000    --      $5,040   $114,960 $120,708   $4,828

After the withdrawal:

Benefit base = benefit base prior to the withdrawal -- [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 126,000 - [126,000 x 5,040 / 120,000] = 120,708. Thus, the benefit base becomes
120,708.

GAI = benefit base after the withdrawal x 4.0% = 120,708 x 4.0% = 4,828. Thus, the GAI becomes 4,828.

EXAMPLE #8 -- A GMWB CONVERTS TO ENCORE LIFETIME INCOME ON THE 1ST CONTRACT ANNIVERSARY.

Contracts with the GMWB feature may elect to convert to the Encore Lifetime Income feature within 30 days prior to any contract anniversary, as long as the client(s) is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the Encore Lifetime Income rider, the benefit base will be set to the current contract anniversary value and the GAI will be the annual income percentage based on the applicable age as of the effective date of the conversion multiplied by the new benefit base. The benefit base will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The benefit base will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

                                                                                        GUARANTEED
                                                                                          ANNUAL
                                                                             GUARANTEED WITHDRAWAL
                                                                             WITHDRAWAL   (GAW),
                                       CONTRACT                     CONTRACT  BENEFIT   GUARANTEED
                                        VALUE   PURCHASE             VALUE     (GWB),     ANNUAL
                                        BEFORE  PAYMENTS WITHDRAWAL  AFTER    BENEFIT     INCOME
CONTRACT YEAR                      AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    BASE      (GAI)
-------------                      --- -------- -------- ---------- -------- ---------- ----------
Beginning of Year 1............... 64     --    $100,000     --     $100,000  $100,000    $7,000
Activity (purchase payment)....... 65  $ 99,000 $ 20,000     --     $119,000  $120,000    $8,400
Beginning of Year 2............... 65  $118,000    --        --     $118,000  $120,000    $8,400
Beginning of Year 3 -- convert to
  Encore.......................... 66  $135,000    --        --     $135,000  $135,000    $6,750
Activity (withdrawal)............. 66  $134,000    --      $6,750   $127,250  $128,250    $6,750

APPENDIX K -- EXAMPLES OF THE OVATION LIFETIME INCOME SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Ovation Lifetime Income -- Single and Ovation Lifetime Income - Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1 - 6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Ovation -- Single and the age of the youngest Designated Life for Ovation -- Joint.

                         CONTRACT                     CONTRACT          GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1. 64     $0    $100,000     --     $100,000 $100,000   $4,500

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $     0  $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $99,000  $ 20,000     --     $119,000 $120,000   $5,500

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first contract anniversary.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --     --     $122,000 $127,200   $6,360

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --   $6,360   $113,640 $120,840   $6,360

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 127,200 - 6,360 = 120,840.

GAI remains unchanged.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --  $ 6,360   $113,640 $120,840   $6,360
Activity (withdrawal)....... 66  $113,640       --  $53,640   $ 60,000 $ 63,801   $3,358

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 120,840 - [120,840 x 53,640 / 113,640] = 63,801. Thus, the
benefit base becomes 63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,360 - [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (127,200 - 6,360) - [(127,200 - 6,360) x
(60,000 - 6,360) / (120,000 - 6,360)] = 63,801. Thus, the benefit base becomes
63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,360 - [6,360 x (60,000 - 6,360) / (120,000 - 6,360)] = 3,358. Thus, the GAI becomes
3,358.

EXAMPLE #7 -- YOUNGER OWNER(S) OR DESIGNATED LIVES WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 44  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 45  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,400
Benefit Base Reset.......... 45  $122,000       --       --   $122,000 $122,000   $5,490
Benefit Base 6% Increase.... 45  $122,000       --       --   $122,000 $127,200   $5,724
Beginning of Year 2......... 45  $122,000       --       --   $122,000 $127,200   $5,724
Activity (withdrawal)....... 46  $120,000       --   $5,724   $114,276 $121,133   $5,451

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 127,200 - [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes
121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.

EXAMPLE #8 -- 200% BENEFIT BASE GUARANTEE.

On the later of the 10/th/ contract anniversary or the contract anniversary on or immediately following the 70/th/ birthday of the oldest owner (or annuitant if non-natural), or the 70/th /birthday of the youngest Designated Life if Joint, if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

                              CONTRACT                     CONTRACT          GUARANTEED
                               VALUE   PURCHASE             VALUE              ANNUAL
                               BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR             AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------             --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1...... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Purchase Payment......... 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset....... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base 6% Increase. 65  $122,000       --     --     $122,000 $127,200   $6,360
Beginning of Year 2...... 65  $122,000       --     --     $122,000 $127,200   $6,360
Beginning of Year 3...... 66  $128,000       --     --     $128,000 $134,832   $6,742
Beginning of Year 4...... 67  $113,000       --     --     $113,000 $142,922   $7,146
Beginning of Year 5...... 68  $108,000       --     --     $108,000 $151,497   $7,575

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 6......... 69  $110,000      --          -- $110,000 $160,587  $ 8,029
Beginning of Year 7......... 70  $126,000      --          -- $126,000 $170,222  $ 8,511
Beginning of Year 8......... 71  $130,000      --          -- $130,000 $180,436  $ 9,022
Activity (purchase payment). 71  $132,000 $15,000          -- $147,000 $195,436  $ 9,772
Beginning of Year 9......... 72  $141,000      --          -- $141,000 $207,162  $10,358
Beginning of Year 10........ 73  $145,000      --          -- $145,000 $219,591  $10,980
200% Benefit Base Guarantee. 74  $150,000      --          -- $150,000 $255,000  $12,750

After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

   (a) is the [Prior contract anniversary benefit base + purchase payments received during the contract year] x 106%, and

   (b) is the contract value, and

   (c) is 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

       =   the greater of

       (a) 219,591 x 106% = 232,766

       (b) 150,000

       (c) 200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

   APPENDIX L -- EXAMPLES OF THE OVATION LIFETIME INCOME II SINGLE AND JOINT
                                    OPTIONS

Below are several examples that are designed to help show how the Ovation Lifetime Income II -- Single and Ovation Lifetime Income II -- Joint riders function. The examples assume the Single option for purposes of the applicable Annual Income Percentage and corresponding GAI. Under the Joint option, the Benefit Base calculations are identical to Single but the applicable Annual Income Percentage and GAI are less and will be based on the age of the youngest Designated Life. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Ovation II -- Single.

                         CONTRACT                     CONTRACT          GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1. 64     $0    $100,000     --     $100,000 $100,000   $4,500

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $     0  $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $99,000  $ 20,000     --     $119,000 $120,000   $5,500

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first contract anniversary.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --     --     $122,000 $127,200   $6,360

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI, FOLLOWED BY SUBSEQUENT YEARS OF NO WITHDRAWALS.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --   $6,360   $113,640 $120,840   $6,360
Beginning of Year 3......... 66  $118,500       --       --   $118,500 $120,840   $6,360
Beginning of Year 4......... 67  $119,600       --       --   $119,600 $128,090   $6,404
Benefit Base Enhancement....

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 127,200 - 6,360 = 120,840.

The GAI remains unchanged.

At the beginning of year 3, the contract value is less than the current benefit base so no benefit base reset occurs. Since there were withdrawals during year 2, the benefit base is not eligible for the benefit base enhancement and the benefit base and GAI remain unchanged.

At the beginning of year 4, the contract value is still less than the current benefit base so no benefit base reset occurs. However, because there were no withdrawals in the prior year, the benefit base is increased as a result of the benefit base enhancement feature.

Benefit base = benefit base on the prior contract anniversary plus purchase payments received, multiplied by 106%. No additional purchase payments were received so the new benefit base is $120,840 x 106% = $128,090.

GAI = benefit base x annual income percentage = 128,090 x 5% = 6,404.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base Enhancement.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --  $ 6,360   $113,640 $120,840   $6,360
Activity (withdrawal)....... 66  $113,640       --  $53,640   $ 60,000 $ 63,801   $3,358

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 120,840 - [120,840 x 53,640 / 113,640] = 63,801. Thus, the
benefit base becomes 63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,360 - [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (127,200 - 6,360) - [(127,200 - 6,360) x
(60,000 - 6,360) / (120,000 - 6,360)] = 63,801. Thus, the benefit base becomes
63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,360 - [6,360 x (60,000 - 6,360) / (120,000 - 6,360)] = 3,358. Thus, the GAI becomes
3,358.

EXAMPLE #7 -- YOUNGER OWNER(S) WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 44  $      0 $100,000       --   $100,000 $100,000   $4,500
Activity (purchase payment). 45  $ 99,000 $ 20,000       --   $119,000 $120,000   $5,400
Benefit Base Reset.......... 45  $122,000       --       --   $122,000 $122,000   $5,490
Benefit Base Enhancement.... 45  $122,000       --       --   $122,000 $127,200   $5,724
Beginning of Year 2......... 45  $122,000       --       --   $122,000 $127,200   $5,724
Activity (withdrawal)....... 46  $120,000       --   $5,724   $114,276 $121,133   $5,451

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 127,200 - [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes
121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.

EXAMPLE #8 -- 200% BENEFIT BASE GUARANTEE.

On the later of the 10/th/ contract anniversary or the contract anniversary on or immediately following the 70/th/ birthday of the oldest owner (or annuitant if non-natural), if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $100,000 $100,000  $ 4,500
Purchase Payment............ 65  $ 99,000 $ 20,000     --     $119,000 $120,000  $ 5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000  $ 6,100
Benefit Base Enhancement.... 65  $122,000       --     --     $122,000 $127,200  $ 6,360
Beginning of Year 2......... 65  $122,000       --     --     $122,000 $127,200  $ 6,360
Beginning of Year 3......... 66  $128,000       --     --     $128,000 $134,832  $ 6,742
Beginning of Year 4......... 67  $113,000       --     --     $113,000 $142,922  $ 7,146
Beginning of Year 5......... 68  $108,000       --     --     $108,000 $151,497  $ 7,575
Beginning of Year 6......... 69  $110,000       --     --     $110,000 $160,587  $ 8,029
Beginning of Year 7......... 70  $126,000       --     --     $126,000 $170,222  $ 8,511
Beginning of Year 8......... 71  $130,000       --     --     $130,000 $180,436  $ 9,022
Activity (purchase payment). 71  $132,000 $ 15,000     --     $147,000 $195,436  $ 9,772
Beginning of Year 9......... 72  $141,000       --     --     $141,000 $207,162  $10,358
Beginning of Year 10........ 73  $145,000       --     --     $145,000 $219,591  $10,980
200% Benefit Base Guarantee. 74  $150,000       --     --     $150,000 $255,000  $12,750

After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

   (a) is the [Prior contract anniversary benefit base + purchase payments received during the contract year] x 106%, and

   (b) is the contract value, and

   (c) is 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

       =   the greater of

       (a) 219,591 x 106% = 232,766

       (b) 150,000

       (c) 200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

APPENDIX M -- EXAMPLES OF THE HIGHEST ANNIVERSARY VALUE II DEATH BENEFIT RIDER

Below are several examples that are designed to help show how the Highest Anniversary Value II (HAV II) death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefits." Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by sub-account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $100,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, purchase payments adjusted for withdrawals, and contract value vary relative to one another during periods of positive and negative market fluctuations.

                          CONTRACT                     CONTRACT   PURCHASE                DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1.. 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000
Beginning of Year 2.. 68  $106,000       --     --     $106,000   $100,000    $106,000   $106,000
Beginning of Year 3.. 69  $120,000       --     --     $120,000   $100,000    $120,000   $120,000
Beginning of Year 4.. 70  $128,000       --     --     $128,000   $100,000    $128,000   $128,000
Beginning of Year 5.. 71  $108,000       --     --     $108,000   $100,000    $128,000   $128,000
Beginning of Year 6.. 72  $100,000       --     --     $100,000   $100,000    $128,000   $128,000
Beginning of Year 7.. 73  $156,000       --     --     $156,000   $100,000    $156,000   $156,000
Beginning of Year 8.. 74  $160,000       --     --     $160,000   $100,000    $160,000   $160,000
Beginning of Year 9.. 75  $125,000       --     --     $125,000   $100,000    $160,000   $160,000
Beginning of Year 10. 76  $141,000       --     --     $141,000   $100,000    $160,000   $160,000
Beginning of Year 11. 77  $160,000       --     --     $160,000   $100,000    $160,000   $160,000
Beginning of Year 12. 78  $155,000       --     --     $155,000   $100,000    $160,000   $160,000
Beginning of Year 13. 79  $163,000       --     --     $163,000   $100,000    $163,000   $163,000
Beginning of Year 14. 80  $140,000       --     --     $140,000   $100,000    $163,000   $163,000
Beginning of Year 15. 81  $155,000       --     --     $155,000   $100,000    $163,000   $163,000
Beginning of Year 16. 82  $165,000       --     --     $165,000   $100,000    $163,000   $165,000

In the example above, the beginning of year 2 illustrates the impact on rider values when the contract value increases. The contract value has increased to $106,000 and the Highest Anniversary Value is increased to the current contract value. The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the contract value decreases. The contract value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the contract anniversary following the oldest owner's 80th birthday; the last anniversary at which the Highest Anniversary Value has the potential to increase.

EXAMPLE #2 -- INITIAL VALUES AT ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2 - 5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner.

                          CONTRACT                     CONTRACT   PURCHASE                DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1.. 67     --    $100,000     --     $100,000   $100,000    $100,000   $100,000

Initial Highest Anniversary Value = initial purchase payment = $100,000.

Initial Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($100,000, $100,000, $100,000) = $100,000.

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional purchase payments are received, the Highest Anniversary Value will increase by the amount of the purchase payment.

                             CONTRACT                     CONTRACT   PURCHASE                DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $125,000

After the additional purchase payment:

Highest Anniversary Value = Highest Anniversary Value prior to the purchase payment + purchase payment amount = $100,000 + $20,000 = $120,000.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($125,000, $120,000, $120,000) = $125,000.

EXAMPLE #4 -- HIGHEST ANNIVERSARY VALUE INCREASE ON CONTRACT ANNIVERSARY.

On each contract anniversary the Highest Anniversary Value will be increased to the contract value if the contract value is greater than the Highest Anniversary Value.

                             CONTRACT                     CONTRACT   PURCHASE                DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $125,000
Beginning of Year 2..... 68  $130,000       --     --     $130,000   $120,000    $130,000   $130,000

After the increase:

Highest Anniversary Value = greater of contract value on anniversary or prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($130,000, $120,000, $130,000) = $130,000.

EXAMPLE #5 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the contract value prior to the withdrawal.

                                                                    PURCHASE
                             CONTRACT                     CONTRACT  PAYMENTS                DEATH
                              VALUE   PURCHASE             VALUE    ADJUSTED     HIGHEST   BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER       FOR     ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS    VALUE    HAV II
--------------------     --- -------- -------- ---------- -------- ----------- ----------- --------
Beginning of Year 1..... 67        -- $100,000       --   $100,000  $100,000    $100,000   $100,000
Activity 6 months later. 67  $105,000 $ 20,000       --   $125,000  $120,000    $120,000   $125,000
Beginning of Year 2..... 68  $130,000       --       --   $130,000  $120,000    $130,000   $130,000
Activity 6 months later. 68  $126,000       --   $5,000   $121,000  $115,238    $124,841   $124,841

After the withdrawal:

Purchase payments adjusted for withdrawals = purchase payments adjusted for withdrawals prior to the withdrawal -- [purchase payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal -- [Highest Anniversary Value prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $130,000 - [$130,000 x $5,000 / $126,000] = $124,841.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($121,000, $115,238, $124,841) = $124,841.

         APPENDIX N -- EXAMPLES OF THE PREMIER II DEATH BENEFIT OPTION

Below are several examples that are designed to help show how the Premier II death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefits." Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by sub-account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $100,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, purchase payments adjusted for withdrawals, 5% Increase Value and contract value vary relative to one another during periods of positive and negative market fluctuations.

                          CONTRACT                     CONTRACT   PURCHASE                          DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000
Beginning of Year 2.. 68  $106,000       --     --     $106,000   $100,000    $106,000   $105,000  $106,000
Beginning of Year 3.. 69  $120,000       --     --     $120,000   $100,000    $120,000   $110,250  $120,000
Beginning of Year 4.. 70  $128,000       --     --     $128,000   $100,000    $128,000   $115,763  $128,000
Beginning of Year 5.. 71  $108,000       --     --     $108,000   $100,000    $128,000   $121,551  $128,000
Beginning of Year 6.. 72  $100,000       --     --     $100,000   $100,000    $128,000   $127,628  $128,000
Beginning of Year 7.. 73  $156,000       --     --     $156,000   $100,000    $156,000   $134,010  $156,000
Beginning of Year 8.. 74  $160,000       --     --     $160,000   $100,000    $160,000   $140,710  $160,000
Beginning of Year 9.. 75  $125,000       --     --     $125,000   $100,000    $160,000   $147,746  $160,000
Beginning of Year 10. 76  $141,000       --     --     $141,000   $100,000    $160,000   $155,133  $160,000
Beginning of Year 11. 77  $160,000       --     --     $160,000   $100,000    $160,000   $162,889  $162,889
Beginning of Year 12. 78  $155,000       --     --     $155,000   $100,000    $160,000   $171,034  $171,034
Beginning of Year 13. 79  $163,000       --     --     $163,000   $100,000    $163,000   $179,586  $179,586
Beginning of Year 14. 80  $140,000       --     --     $140,000   $100,000    $163,000   $188,565  $188,565
Beginning of Year 15. 81  $155,000       --     --     $155,000   $100,000    $163,000   $188,565  $188,565
Beginning of Year 16. 82  $165,000       --     --     $165,000   $100,000    $163,000   $188,565  $188,565

In the example above, the beginning of year 2 illustrates the impact on rider values when the contract value increases. The contract value has increased to $106,000 and the Highest Anniversary Value is increased to the current contract value. The 5% Increase Value is calculated as the prior 5% Increase Value, accumulated at 5% for a year ($100,000 * 1.05 ^ (365 / 365) = $105,000). The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the contract value decreases. The contract value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The prior 5% Increase Value is accumulated at 5% ($115,763 * 1.05 ^ (365 / 365) = $121,551). The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the contract anniversary following the oldest owner's 80th birthday; the last anniversary at which the Highest Anniversary Value and 5% Increase Value have the potential to increase.

EXAMPLE #2 -- INITIAL VALUES AT ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2 - 5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner.

                          CONTRACT                     CONTRACT   PURCHASE                          DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67     --    $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000

Initial Highest Anniversary Value = initial purchase payment = $100,000.

Initial 5% Increase Value = initial purchase payment = $100,000.

Initial Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($100,000, $100,000, $100,000, $100,000) = $100,000.

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional purchase payments are received, the Highest Anniversary Value and 5% Increase Value will increase by the amount of the purchase payment.

                             CONTRACT                     CONTRACT   PURCHASE                          DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $122,470  $125,000

After the additional purchase payment:

Highest Anniversary Value = Highest Anniversary Value prior to the purchase payment + purchase payment amount = $100,000 + $20,000 = $120,000.

5% Increase Value = 5% Increase Value prior to the purchase payment accumulated until the time of the purchase payment + purchase payment amount, subject to the maximum 5% Increase Value of 200% of purchase payments adjusted for withdrawals = minimum of ($100,000 * (1.05 ^ (6/12)) + $20,000, 200% *
$120,000) = $122,470.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($125,000, $120,000, $120,000, $122,470) = $125,000.

EXAMPLE #4 -- HIGHEST ANNIVERSARY VALUE INCREASE ON CONTRACT ANNIVERSARY.

On each contract anniversary the Highest Anniversary Value will be increased to the contract value if the contract value is greater than the Highest Anniversary Value.

                             CONTRACT                     CONTRACT   PURCHASE                          DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $122,470  $125,000
Beginning of Year 2..... 68  $130,000       --     --     $130,000   $120,000    $130,000   $125,494  $130,000

After the increase:

Highest Anniversary Value = greater of contract value on anniversary of prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

5% Increase Value = prior 5% Increase Value accumulated until the beginning of year 2 = minimum of ($122,470 * (1.05 ^ (6/12)), 200% * $120,000) = $125,494.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($130,000, $120,000, $130,000, $125,494) = $130,000.

EXAMPLE #5 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the contract value prior to the withdrawal. The 5% Increase Value is reduced by the amount of the withdrawal.

                             CONTRACT                     CONTRACT   PURCHASE                          DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1..... 67        -- $100,000       --   $100,000   $100,000    $100,000   $100,000  $100,000
Activity 6 months later. 67  $105,000 $ 20,000       --   $125,000   $120,000    $120,000   $122,470  $125,000
Beginning of Year 2..... 68  $130,000       --       --   $130,000   $120,000    $130,000   $125,494  $130,000
Activity 6 months later. 68  $126,000       --   $5,000   $121,000   $115,238    $124,841   $123,593  $124,841

After the withdrawal:

Purchase payments adjusted for withdrawals = purchase payments adjusted for withdrawals prior to the withdrawal -- [purchase payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal -- [Highest Anniversary Value prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $130,000 - [$130,000 x $5,000 / $126,000] = $124,841.

5% Increase Value = 5% Increase Value prior to the withdrawal accumulated until the time of the withdrawal and reduced for the withdrawal = Minimum of ($125,494 * (1.05 ^ (6/12)) - $5,000, 200% * $115,238) = $123,593.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($121,000, $115,238, $124,841, $123,539) = $124,841.

      APPENDIX O -- EXAMPLES OF THE ESTATE ENHANCEMENT BENEFIT II OPTION

Below are several examples that are designed to help show how the Estate Enhancement Benefit II option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefits." Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by sub-account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES ON ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 1 - 5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner.

                          CONTRACT                     CONTRACT
                           VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------  --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1.. 69     --    $100,000     --     $100,000 $100,000   $200,000       --

Initial Maximum Enhancement Basis = purchase payments * 200% = 100,000 * 200% = 200,000.

Initial Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($100,000 - $100,000) = 0.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional purchase payments are received, the contract value, purchase payments adjusted for withdrawals, and remaining purchase payments are increased by the purchase payment.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000     --     $100,000 $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000     --     $125,000 $120,000   $240,000     $2,000

After the additional purchase payment:

Maximum Enhancement Basis = purchase payments adjusted for withdrawals * 200% = ($100,000 + $20,000) * 200% = $240,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($125,000 - $120,000) = $2,000.

EXAMPLE #3 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to purchase payments in the maximum enhancement basis calculation based on the contract value prior to the withdrawal.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000       --   $100,000 $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000       --   $125,000 $120,000   $240,000     $2,000
Beginning of Year 2..... 70  $130,000       --       --   $130,000 $120,000   $240,000     $4,000
Activity 6 months later. 70  $133,000       --   $5,000   $128,000 $120,000   $230,977     $3,200

After the withdrawal:

Purchase payments adjusted for withdrawals are adjusted on a Pro-rata Basis = purchase payments adjusted for withdrawals prior to the withdrawal -- [purchase payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $133,000] = $115,489.

Maximum Enhancement Basis = purchase payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Remaining purchase payments: the withdrawal will be allocated to contract gain up to the free withdrawal amount, and then to purchase payments on a first in, first out, basis. Therefore, remaining purchase payments = $120,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($128,000 - $120,000) = $3,200.

EXAMPLE #4 -- DECREASES IN CONTRACT VALUES.

Decreases in contract value can cause a drop in benefit amount; however, this amount will never be less than $0.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000       --   $100,000 $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000       --   $125,000 $120,000   $240,000     $2,000
Beginning of Year 2..... 70  $130,000       --       --   $130,000 $120,000   $240,000     $4,000
Activity 6 months later. 70  $133,000       --   $5,000   $128,000 $120,000   $230,977     $3,200
Beginning of Year 3..... 71  $122,000       --       --   $122,000 $120,000   $230,977     $  800
Beginning of Year 4..... 72  $115,000       --       --   $115,000 $120,000   $230,977         --
Beginning of Year 5..... 73  $118,000       --       --   $118,000 $120,000   $230,977         --
Beginning of Year 6..... 74  $123,000       --       --   $123,000 $120,000   $230,977     $1,200

Values in the beginning of year 4:

Maximum Enhancement Basis = purchase payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($115,000 - $120,000) = -$2,000.

Benefit may not be less than zero so no benefit is due.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY ACCOUNT
          CROSS REFERENCE SHEET TO STATEMENT OF ADDITIONAL INFORMATION

                                    FORM N-4

ITEM NUMBER             CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------   ---------------------------------------------------------------------------
    15.                 Cover Page
    16.                 Cover Page
    17.                 General Information and History
    18.                 Not applicable
    19.                 Not applicable
    20.                 Distribution of Contract
    21.                 Performance
    22.                 Independent Registered Public Accounting Firm
                        Registration Statement
    23.                 Financial Statements


                            VARIABLE ANNUITY ACCOUNT
               ("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF

                        MINNESOTA LIFE INSURANCE COMPANY
                               ("MINNESOTA LIFE")
                             400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

                            TELEPHONE: 1-800-362-3141

                       STATEMENT OF ADDITIONAL INFORMATION





THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: May 1, 2019


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account's current Prospectus, bearing the same date, which may be obtained by calling Securian at 1-800-362-3141; or writing to Securian at, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

        General Information and History
        Distribution of Contract
        Performance Data
        Independent Registered Public Accounting Firm
        Registration Statement
        Financial Statements

                         GENERAL INFORMATION AND HISTORY

The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

                            DISTRIBUTION OF CONTRACT

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of broker-dealers who have entered into selling agreements with Securian Financial Services, Inc. ("Securian Financial")and Minnesota Life.

Securian Financial acts as principal underwriter of the contracts. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


Amounts paid by Minnesota Life to the underwriter for 2018, 2017 and 2016 were $33,839,755, $31,245,769 and $42,812,746 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account.


Agents or registered representatives of broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations providing in connection with the sale of your contract.

The types of compensation payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s). Minnesota Life and Securian Financial entered into Variable Products Distribution Agreement under which Minnesota Life agrees to pay marketing allowances and commissions to Waddell & Reed, Inc.


The following is a list of names of the registered broker-dealers, which are members of FINRA, that with respect to annuity business related to this contract, during the last calendar year, we are aware received additional payments of more than $5,000 with respect to annuity business during the last calendar year. While we endeavor to update this list annually, please note that interim changes or new arrangements may not be reflected in this information.We assume no duty to notify contractowners whether his or her registered representative should be included.

Waddell & Reed
6300 Lamar Avenue
Shawnee Mission, KS  66202


                               PERFORMANCE DATA

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A sub-account may advertise its "average annual total return" over various periods of time. "Total return" represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a sub-account's average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account. Because this fee may vary with the size of the account, we calculate the fee by taking the total amount of annual maintenance fee collected for the prior year and dividing it by the average contract value for the prior year, and applying it in that fashion in accordance with SEC guidance. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                               T = (ERV/P)(1/N) -1

Where T   = average annual total return
      ERV = ending redeemable value
      P   = hypothetical initial payment of $1,000
      N   = number of years

Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account's operations, or on a year by year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant sub-account's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Non-Standardized Returns

We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other "hypothetical" performance information which will include a more detailed description of the information and its calculation in the specific piece.

Standardized return calculations will always accompany any non-standardized returns shown.

Yields

Money Market Sub-Account

The "yield" (also called "current yield") of the Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account's unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is:  [(Base Period Return + 1) (365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.

Other Sub-accounts

"Yield" of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:

                            YIELD = 2[a-b + 1)6 - 1]
                                    CD

Where a = net investment income earned during the period by the portfolio attributable to the sub-account.
      b = expenses accrued for the period (net of reimbursements) c = the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
      d = the unit value of the sub-account units on the last day of the period.

The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee but does not reflect any charge for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.

The sub-accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account's performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



 The financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, and the financial statements of the Variable Annuity Account as of December 31, 2018, and the year or period then ended, included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's report, dated April 2, 2019, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP's our report states that the Company's financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.






                             REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

                            VARIABLE ANNUITY ACCOUNT

                              Financial Statements

                               December 31, 2018

     (With Report of Independent Registered Public Accounting Firm Thereon)

                            VARIABLE ANNUITY ACCOUNT

                              Financial Statements

                               December 31, 2018

                               TABLE OF CONTENTS

                                                                  PAGE
Report of Independent Registered Public Accounting Firm              1

Statements of Assets, Liabilities, and Contract Owners' Equity       4

Statements of Operations                                            20

Statements of Changes in Net Assets                                 36

Notes to Financial Statements                                       52

[KPMG LOGO]

               KPMG LLP
               4200 Wells Fargo Center
               90 South Seventh Street
               Minneapolis, MN 55402




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Minnesota Life Insurance Company and Contract
   Owners of Variable Annuity Account:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets, liabilities, and contract owners' equity of the sub-accounts listed in the Appendix that comprise the Variable Annuity Account (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in net assets for each of the years or periods listed in the Appendix, and the related notes, including the financial highlights in
Note 7 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix and changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 7, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.


                              [KPMG LLP SIGNATURE]

We have served as the Separate Account's auditor since 1985.

Minneapolis, Minnesota
March 29, 2019

        KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

                                                                        APPENDIX

Statement of assets, liabilities, and contract owners' equity as of December 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

    AB VPS Dynamic Asset Allocation Portfolio - Class B Shares

    AB VPS International Value Portfolio - Class B Shares

    American Century Investments II VP Inflation Protection Fund -
    Class II Shares

    American Century Investments VP Income & Growth Fund - Class II Shares

    American Funds IS(R) Global Bond Fund - Class 2 Shares

    American Funds IS(R) Global Growth Fund - Class 2 Shares

    American Funds IS(R) Global Small Capitalization Fund - Class 2 Shares

    American Funds IS(R) Growth Fund - Class 2 Shares

    American Funds IS(R) Growth-Income Fund - Class 2 Shares

    American Funds IS(R) International Fund - Class 2 Shares

    American Funds IS(R) New World Fund(R) - Class 2 Shares

    American Funds IS(R) U.S. Government/AAA-Rated Securities Fund - Class 2 Shares

    Fidelity(R) VIP Equity-Income Portfolio - Service Class 2

    Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

    Franklin Templeton VIP Trust Franklin Mutual Shares VIP Fund Class 2

    Franklin Templeton VIP Trust Franklin Small Cap Value VIP Fund Class 2

    Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Fund
    Class 2

    Franklin Templeton VIP Trust Templeton Developing Markets VIP Fund
    Class 2

    Goldman Sachs VIT High Quality Floating Rate Fund - Service Shares

    Goldman Sachs VIT Global Trends Allocation Fund - Service Shares

    Invesco V.I. American Value Fund - Series II Shares

    Invesco V.I. Comstock Fund - Series II Shares

    Invesco V.I. Equity and Income Fund - Series II Shares

    Invesco V.I. Growth and Income Fund - Series II Shares

    Invesco V.I. Small Cap Equity Fund - Series II Shares

    Ivy VIP - Asset Strategy Class II (1)

    Ivy VIP - Balanced Class II (1)

    Ivy VIP - Core Equity Class II (1)

    Ivy VIP - Corporate Bond Class II (1)

    Ivy VIP - Energy Class II (1)

    Ivy VIP - Global Bond Class II (1)

    Ivy VIP - Global Equity Income Class II (1)

    Ivy VIP - Global Growth Class II (1)

    Ivy VIP - Government Money Market Class II (1)

    Ivy VIP - Growth Class II (1)

    Ivy VIP - High Income Class II (1)

    Ivy VIP - International Core Equity Class II (1)

    Ivy VIP - Limited-Term Bond Class II (1)

    Ivy VIP - Mid Cap Growth Class II (1)

    Ivy VIP - Natural Resources Class II (1)

    Ivy VIP - Pathfinder Aggressive Class II (1)

    Ivy VIP - Pathfinder Conservative Class II (1)

    Ivy VIP - Pathfinder Moderate - Managed Volatility Class II (1)

    Ivy VIP - Pathfinder Moderate Class II (1)

    Ivy VIP - Pathfinder Moderately Aggressive - Managed Volatility
    Class II (1)

    Ivy VIP - Pathfinder Moderately Aggressive Class II (1)

    Ivy VIP - Pathfinder Moderately Conservative - Managed Volatility
    Class II (1)

    Ivy VIP - Pathfinder Moderately Conservative Class II (1)

    Ivy VIP - Securian Real Estate Securities Class II (1)

    Ivy VIP - Science and Technology Class II (1)

    Ivy VIP - Small Cap Core Class II (1)

    Ivy VIP - Small Cap Growth Class II (1)

    Ivy VIP - Value Class II (1)

    Janus Aspen Series - Janus Henderson Balanced Portfolio - Service
    Shares (1)

    Janus Aspen Series - Janus Henderson Flexible Bond - Service Shares (1)

    Janus Aspen Series - Janus Henderson Forty Portfolio - Service Shares (1)

    Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio - Service Shares (1)

    Janus Aspen Series - Janus Henderson Overseas Portfolio - Service
    Shares (1)

    Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio - Class II Shares

    MFS(R) VIT - Mid Cap Growth Series - Service Class

    MFS(R) VIT II - International Value Portfolio - Service Class

    Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II Shares (1)

    Morningstar Aggressive Growth ETF Asset Allocation Portfolio -
    Class II Shares

    Morningstar Balanced ETF Asset Allocation Portfolio - Class II Shares

    Morningstar Conservative ETF Asset Allocation Portfolio - Class II
    Shares

    Morningstar Growth ETF Asset Allocation Portfolio - Class II Shares

    Morningstar Income and Growth Asset Allocation Portfolio - Class II
    Shares

    Neuberger Berman Advisers Management Trust Sustainable Equity - S Class Shares (1)

    Northern Lights VT TOPS(R) Managed Risk Balanced ETF Portfolio - Class 2 Shares

    Northern Lights VT TOPS(R) Managed Risk Flex ETF Portfolio

    Northern Lights VT TOPS(R) Managed Risk Growth ETF Portfolio - Class 2
    Shares

    Northern Lights VT TOPS(R) Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares

    Oppenheimer VA Funds - Oppenheimer International Growth Fund/VA
    Service Shares

    Oppenheimer VA Funds - Oppenheimer Main Street Small Cap Fund(R)/VA Service Shares

    PIMCO VIT - PIMCO Global Diversified Allocation Portfolio Advisor
    Class Shares

    PIMCO VIT - PIMCO Low Duration Portfolio Advisor Class Shares

    PIMCO VIT - PIMCO Total Return Portfolio Advisor Class Shares

    Putnam VT Equity Income Fund - Class IB Shares

    Putnam VT Growth Opportunities Fund - Class IB Shares

    Putnam VT International Equity Fund - Class IB Shares

    Putnam VT Sustainable Leaders Fund - Class IB Shares (1)

    Securian Funds Trust - SFT Core Bond Fund - Class 2 Shares (1)

    Securian Funds Trust - SFT Dynamic Managed Volatility Fund (1)

    Securian Funds Trust - SFT Government Money Market Fund (1)

    Securian Funds Trust - SFT Index 400 Mid-Cap Fund - Class 2 Shares (1)

    Securian Funds Trust - SFT Index 500 Fund - Class 2 Shares (1)

    Securian Funds Trust - SFT International Bond Fund - Class 2 Shares (1)

    Securian Funds Trust - SFT Ivy(SM) Growth Fund

    Securian Funds Trust - SFT Ivy(SM) Small Cap Growth Fund

    Securian Funds Trust - SFT Managed Volatility Equity Fund (1)

    Securian Funds Trust - SFT Real Estate Securities Fund - Class 2
    Shares (1)

    Securian Funds Trust - SFT T. Rowe Price Value Fund

    Securian Funds Trust - SFT Wellington Core Equity Fund - Class 2
    Shares (1)

--------
(1) See Note 1 to the financial statements for the former name of the sub-account.

Statement of operations for the period from January 1, 2018 to November 2, 2018 (merger or replacement date), and the statements of changes in net assets for the year ended December 31, 2017 and the period from January 1, 2018 to November 2, 2018 (merger or replacement date).

   Ivy VIP - Micro Cap Growth Class II (1)

Statement of operations for the period from January 1, 2018 to November 30, 2018 (merger or replacement date), and the statements of changes in net assets for the year ended December 31, 2017 and the period from January 1, 2018 to November 30, 2018 (merger or replacement date).

   Securian Funds Trust - SFT Mortgage Securities Fund - Class 2 Shares (1)

Statement of changes in net assets for the period from January 1, 2017 to May 15, 2017 (merger or replacement date).

   Putnam VT Growth and Income Fund - Class IB Shares

--------
(1) See Note 1 to the financial statements for the former name of the sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                                                      AM CENTURY      AM CENTURY       AMER FUNDS      AMER FUNDS
                                        AB VPS        AB VPS INTL    VP INC & GRO     VP INFL PRO     IS GLBL BOND       IS GLBL
                                    DYNASSTALL CL B   VALUE CL B         CL II           CL II            CL 2         GROWTH CL 2
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $  156,551,975         599,865       4,045,994      61,066,099       10,927,058      15,052,422
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold             53,521              76             529          42,155            1,703          13,494
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                       156,605,496         599,941       4,046,523      61,108,254       10,928,761      15,065,916
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                   56,260              93             660          43,301            1,936          13,763
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                       56,260              93             660          43,301            1,936          13,763
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $  156,549,236         599,848       4,045,863      61,064,953       10,926,825      15,052,153
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $  156,549,236         599,848       4,042,135      60,999,865       10,884,914      15,048,950
Contracts in annuity payment period             --              --           3,728          65,088           41,911           3,203
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $  156,549,236         599,848       4,045,863      61,064,953       10,926,825      15,052,153
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                   13,244,668          48,809         448,558       6,334,658          963,585         590,291
    Investments at cost             $  156,793,302         691,857       4,391,394      68,945,709       11,122,622      15,859,912

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                                                                                                       AMER FUNDS
                                      AMER FUNDS       AMER FUNDS      AMER FUNDS                      AMER FUNDS         IS US
                                      IS GLBL SM      IS GROWTH CL     IS GROWTH-      AMER FUNDS        IS NEW        GOVT/AAA CL
                                        CP CL 2            2            INC CL 2      IS INTL CL 2     WORLD CL 2           2
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $   11,537,639      55,789,325      28,370,134      16,378,802       11,829,488      12,412,596
Receivable from Minnesota Life for
  contract purchase payments                    --          15,659              --              --            7,909              --
Receivable for investments sold              1,877              --          24,409          10,468               --           1,996
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                        11,539,516      55,804,984      28,394,543      16,389,270       11,837,397      12,414,592
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                    2,149              --          25,031          10,775               --           2,251
Payable for investments purchased               --          17,173              --              --            8,181              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                        2,149          17,173          25,031          10,775            8,181           2,251
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $   11,537,367      55,787,811      28,369,512      16,378,495       11,829,216      12,412,341
                                    ===============  =============   ==============  ============== ================  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $   11,506,041      55,743,424      28,327,995      16,378,495       11,800,724      12,400,672
Contracts in annuity payment period         31,326          44,387          41,517              --           28,492          11,669
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $   11,537,367      55,787,811      28,369,512      16,378,495       11,829,216      12,412,341
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                      545,257         802,955         631,852         930,614          568,999       1,049,247
    Investments at cost             $   12,493,663      58,373,022      28,758,762      18,096,304       12,315,453      12,832,704

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                      CLEARBRIDGE     FIDELITY VIP                    FRANKLIN DEV      FRANKLIN         FRANKLIN
                                      VAR SM GRO        EQUITY-       FIDELITY VIP     MKTS VIP CL      MUTUAL SHS      SMALL CP VAL
                                         CL II         INCOME SC2      MID CAP SC2         2            VIP CL 2         VIP CL 2
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $   15,457,013      58,619,855      31,044,350      19,865,191        8,153,373      24,804,869
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --           2,493               --              --
Receivable for investments sold              1,635           8,237          12,389              --              644           9,862
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                        15,458,648      58,628,092      31,056,739      19,867,684        8,154,017      24,814,731
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                    2,299           9,175          12,883              --              898          10,389
Payable for investments purchased               --              --              --           2,790               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                        2,299           9,175          12,883           2,790              898          10,389
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $   15,456,349      58,618,917      31,043,856      19,864,894        8,153,119      24,804,342
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $   15,450,652      58,350,556      30,883,200      19,787,113        8,139,355      24,773,472
Contracts in annuity payment period          5,697         268,361         160,656          77,781           13,764          30,870
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $   15,456,349      58,618,917      31,043,856      19,864,894        8,153,119      24,804,342
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                      677,642       2,953,141       1,062,435       2,326,135          468,585       1,698,964
    Investments at cost             $   17,344,020      62,158,430      34,570,812      18,624,627        9,481,857      31,130,839

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                     FRANKLIN SM-       GOLDMAN         GOLDMAN        INVESCO VI      INVESCO VI       INVESCO VI
                                       MD CP GR       SACHS VI HQ      SACHS VIT       AMER VALUE      COMSTOCK SR     EQUITY & INC
                                       VIP CL 2        FLT RT SS      GBL TRNDS SS        SR II            II              SR II
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $    8,507,679      41,217,489     146,280,496       7,794,218       48,011,255       7,310,997
Receivable from Minnesota Life for
  contract purchase payments                    --           2,987              --              --               --              --
Receivable for investments sold                474              --          73,721           2,078           23,933           1,141
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                         8,508,153      41,220,476     146,354,217       7,796,296       48,035,188       7,312,138
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                      556              --          76,274           2,258           25,071           1,274
Payable for investments purchased               --           3,896              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                          556           3,896          76,274           2,258           25,071           1,274
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $    8,507,597      41,216,580     146,277,943       7,794,038       48,010,117       7,310,864
                                    ===============  ==============  ==============  ==============  ================ ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $    8,451,819      41,198,407     146,277,943       7,758,966       47,895,529       7,310,864
Contracts in annuity payment period         55,778          18,173              --          35,072          114,588              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $    8,507,597      41,216,580     146,277,943       7,794,038       48,010,117       7,310,864
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                      558,980       3,978,522      12,567,053         568,506        2,989,493         455,798
    Investments at cost             $   10,292,573      41,684,695     146,091,051       9,639,286       53,372,474       8,016,128

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                      INVESCO VI      INVESCO VI        IVY VIP         IVY VIP                         IVY VIP
                                       GROWTH &       SM CAP EQTY        ASSET        BALANCED CL     IVY VIP CORE      CORPORATE
                                      INC SR II          SR II       STRATEGY CL II       II          EQUITY CL II     BOND CL II
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $    6,054,203      15,919,163     115,711,901      91,753,443       87,211,804     126,272,524
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold                568           5,075          77,028          76,932           67,561          31,055
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                         6,054,771      15,924,238     115,788,929      91,830,375       87,279,365     126,303,579
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                      820           5,362          78,594          77,493           68,670          31,611
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                          820           5,362          78,594          77,493           68,670          31,611
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $    6,053,951      15,918,876     115,710,335      91,752,882       87,210,695     126,271,968
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $    6,053,951      15,908,975     115,415,368      89,996,106       86,851,009     126,112,942
Contracts in annuity payment period             --           9,901         294,967       1,756,776          359,686         159,026
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $    6,053,951      15,918,876     115,710,335      91,752,882       87,210,695     126,271,968
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                      346,350       1,056,348      13,954,980      12,307,308        8,073,672      24,602,538
    Investments at cost             $    7,355,958      20,262,653     141,098,354     105,310,340       98,394,314     135,598,731

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                                         IVY VIP        IVY VIP         IVY VIP       IVY VIP GOVT
                                        IVY VIP        GLOBAL BOND   GLOBAL EQ INC      GLOBAL            MONEY          IVY VIP
                                      ENERGY CL II        CL II          CL II        GROWTH CL II    MARKET CL II     GROWTH CL II
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $    3,330,613       6,098,186      16,451,807      53,064,762       11,472,581      48,634,622
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --            2,102              --
Receivable for investments sold             13,751           1,943           2,579          11,263               --          28,013
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                         3,344,364       6,100,129      16,454,386      53,076,025       11,474,683      48,662,635
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                   13,810           1,985           2,771          12,223               --          28,566
Payable for investments purchased               --              --              --              --            2,153              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                       13,810           1,985           2,771          12,223            2,153          28,566
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $    3,330,554       6,098,144      16,451,615      53,063,802       11,472,530      48,634,069
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $    3,324,783       6,093,439      16,327,849      52,933,894       11,452,921      48,422,576
Contracts in annuity payment period          5,771           4,705         123,766         129,908           19,609         211,493
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $    3,330,554       6,098,144      16,451,615      53,063,802       11,472,530      48,634,069
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                      861,648       1,268,474       2,387,330       6,123,893       11,472,581       4,412,785
    Investments at cost             $    5,154,566       6,347,894      18,801,256      54,723,109       11,472,581      48,306,294

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                                                        IVY VIP
                                                      IVY VIP INTL      LIMITED-      IVY VIP MID        IVY VIP       IVY VIP PATH
                                     IVY VIP HIGH     CORE EQUITY      TERM BOND       CAP GROWTH      NATURAL RES       MOD AGG
                                     INCOME CL II        CL II           CL II           CL II            CL II         MVF CL II
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $   77,348,096     121,521,040      40,643,127      57,123,823       25,615,169      71,740,427
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold             44,715          75,850           7,145          24,682           26,200          41,357
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                        77,392,811     121,596,890      40,650,272      57,148,505       25,641,369      71,781,784
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                   46,281          77,161           7,269          25,637           26,797          41,874
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                       46,281          77,161           7,269          25,637           26,797          41,874
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $   77,346,530     121,519,729      40,643,003      57,122,868       25,614,572      71,739,910
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $   77,099,611     120,896,874      40,643,003      57,032,197       25,581,029      71,739,910
Contracts in annuity payment period        246,919         622,855              --          90,671           33,543              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $   77,346,530     121,519,729      40,643,003      57,122,868       25,614,572      71,739,910
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                   23,188,660       8,290,481       8,404,981       5,159,631        7,225,106      13,926,935
    Investments at cost             $   85,914,799     134,722,009      41,105,168      51,839,716       31,569,070      73,814,435

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                                                        IVY VIP                          IVY VIP         IVY VIP
                                     IVY VIP PATH     IVY VIP PATH     PATHFINDER       IVY VIP        PATHFINDER       PATHFINDER
                                        MOD CON        MOD MVF CL    AGGRESSIVE CL     PATHFINDER      MOD AGGR CL     MOD CONS CL
                                       MVF CL II           II              II        CONSERV CL II         II               II
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $   31,917,594     397,081,403      14,326,349      24,652,012      198,449,974      54,780,204
Receivable from Minnesota Life for
  contract purchase payments                    --         107,288              --              --               --              --
Receivable for investments sold              5,084              --           2,108          57,037          293,857           8,224
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                        31,922,678     397,188,691      14,328,457      24,709,049      198,743,831      54,788,428
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                    5,306              --           2,205          57,123          294,487           8,391
Payable for investments purchased               --         110,946              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                        5,306         110,946           2,205          57,123          294,487           8,391
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $   31,917,372     397,077,745      14,326,252      24,651,926      198,449,344      54,780,037
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $   31,917,372     397,077,745      14,326,252      24,614,246      198,449,344      54,780,037
Contracts in annuity payment period             --              --              --          37,680               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $   31,917,372     397,077,745      14,326,252      24,651,926      198,449,344      54,780,037
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                    6,153,501      74,450,437       3,112,529       5,098,975       39,826,200      11,185,112
    Investments at cost             $   32,010,778     403,385,377      15,739,154      26,559,303      215,232,630      59,952,125

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                        IVY VIP
                                      PATHFINDER        IVY VIP         IVY VIP         IVY VIP          IVY VIP
                                      MODERATE CL      SCIENCE &      SECURIAN RE      SMALL CAP        SMALL CAP        IVY VIP
                                          II           TECH CL II      SEC CL II       CORE CL II     GROWTH CL II     VALUE CL II
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $  167,767,260      67,264,348       8,354,346      51,752,464       57,013,364      68,983,860
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold             14,822          17,900          22,285          14,658           19,456          32,161
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                       167,782,082      67,282,248       8,376,631      51,767,122       57,032,820      69,016,021
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                   15,661          19,384          22,455          15,496           20,615          32,974
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                       15,661          19,384          22,455          15,496           20,615          32,974
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $  167,766,421      67,262,864       8,354,176      51,751,626       57,012,205      68,983,047
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $  167,720,896      66,963,610       8,321,601      51,536,580       56,940,156      68,479,768
Contracts in annuity payment period         45,525         299,254          32,575         215,046           72,049         503,279
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $  167,766,421      67,262,864       8,354,176      51,751,626       57,012,205      68,983,047
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                   34,341,943       3,080,208       1,265,503       3,831,983        7,421,296      12,130,097
    Investments at cost             $  181,262,360      72,034,272      10,163,592      62,867,894       66,260,412      74,366,939

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                                         JANUS                           JANUS
                                         JANUS         HENDERSON         JANUS         HENDERSON          JANUS
                                       HENDERSON     FLEXIBLE BOND     HENDERSON       MID CP VAL       HENDERSON       MFS VIT II
                                      BALANCED SS          SS           FORTY SS           SS          OVERSEAS SS    INTL VALUE SC
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $   25,775,548      20,115,923      47,351,118      21,227,694       32,515,955      15,166,463
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold              8,656          32,098           8,439           8,845           15,632           2,412
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                        25,784,204      20,148,021      47,359,557      21,236,539       32,531,587      15,168,875
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                    9,076          32,455           9,351           9,267           16,061           2,751
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                        9,076          32,455           9,351           9,267           16,061           2,751
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $   25,775,128      20,115,566      47,350,206      21,227,272       32,515,526      15,166,124
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $   25,639,203      20,093,427      47,154,161      21,201,120       32,436,043      15,134,470
Contracts in annuity payment period        135,925          22,139         196,045          26,152           79,483          31,654
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $   25,775,128      20,115,566      47,350,206      21,227,272       32,515,526      15,166,124
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                      724,236       1,644,802       1,428,390       1,558,568        1,268,173         616,523
    Investments at cost             $   23,851,571      21,096,302      49,896,158      25,856,243       38,656,334      14,731,193

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                        MFS VIT
                                        MID CAP       MORGSTANLEY     MORNINGSTAR     MORNINGSTAR      MORNINGSTAR     MORNINGSTAR
                                      GROWTH SER      VIF EMG MK      AGGR GROWTH       BALANCED      CONSERVATIVE      GROWTH ETF
                                          SC            EQ CL 2          ETF II          ETF II          ETF II             II
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $    1,507,931      22,615,406       8,110,316      48,139,923       13,245,244      20,474,634
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold                201          23,919           1,699           7,362            2,707           3,100
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                         1,508,132      22,639,325       8,112,015      48,147,285       13,247,951      20,477,734
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                      252          24,418           1,884           8,133            2,992           3,345
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                          252          24,418           1,884           8,133            2,992           3,345
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $    1,507,880      22,614,907       8,110,131      48,139,152       13,244,959      20,474,389
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $    1,507,880      22,577,493       8,110,131      47,883,811       13,244,959      20,365,862
Contracts in annuity payment period             --          37,414              --         255,341               --         108,527
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $    1,507,880      22,614,907       8,110,131      48,139,152       13,244,959      20,474,389
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                      196,345       1,566,164         770,210       5,056,715        1,267,487       2,108,613
    Investments at cost             $    1,808,851      22,621,620       9,166,716      54,593,419       14,083,748      22,298,987

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    -----------------------------------------------------------------------------------------------
                                      MORNINGSTAR      NEUBERGER
                                         INC &           BERMAN       OPPENHEIMER     OPPENHEIMER       PIMCO VIT       PIMCO VIT
                                      GROWTH ETF      SUSTAIN EQ S    INTL GROW VA     MS SM CAP       GLB DIV ALL     LOW DUR PORT
                                          II               CL              SS            VA SS           ADV CL           ADV CL
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $   22,159,508       2,834,628      33,739,470       2,958,982      151,364,595      58,354,426
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold              5,859             376           8,073          23,099           35,384          10,132
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                        22,165,367       2,835,004      33,747,543       2,982,081      151,399,979      58,364,558
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                    6,272             445           8,854          23,216           37,973          11,376
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                        6,272             445           8,854          23,216           37,973          11,376
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $   22,159,095       2,834,559      33,738,689       2,958,865      151,362,006      58,353,182
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $   22,159,095       2,822,332      33,671,029       2,958,865      151,362,006      58,288,407
Contracts in annuity payment period             --          12,227          67,660              --               --          64,775
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $   22,159,095       2,834,559      33,738,689       2,958,865      151,362,006      58,353,182
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                    2,282,133         124,380      15,914,844         147,728       15,882,959       5,789,130
    Investments at cost             $   24,898,934       2,834,850      39,042,224       3,354,275      162,474,669      60,853,010

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                       PIMCO VIT       PUTNAM VT       PUTNAM VT       PUTNAM VT        PUTNAM VT
                                     TOTAL RETURN        EQUITY        GROWTH OPP     INTER EQ CL      SUS LEADERS       SFT CORE
                                        ADV CL        INCOME CL IB       CL IB             IB           FD CL IB        BOND CL 2
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $  156,328,562      13,228,168      10,783,318       2,383,695        1,657,553     230,977,857
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold             37,473           1,705           2,616             502              219         202,743
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                       156,366,035      13,229,873      10,785,934       2,384,197        1,657,772     231,180,600
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                   40,748           2,019           2,993             542              274         206,363
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                       40,748           2,019           2,993             542              274         206,363
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $  156,325,287      13,227,854      10,782,941       2,383,655        1,657,498     230,974,237
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $  156,245,546      13,157,005      10,778,056       2,372,537        1,657,498     229,983,420
Contracts in annuity payment period         79,741          70,849           4,885          11,118               --         990,817
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $  156,325,287      13,227,854      10,782,941       2,383,655        1,657,498     230,974,237
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                   14,916,847         572,153       1,126,783         195,866           49,598     100,568,750
    Investments at cost             $  165,805,077      13,603,785      10,980,138       2,421,247        1,766,740     195,344,601

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                          SFT           SFT GOVT
                                        DYNAMIC          MONEY         SFT INDEX       SFT INDEX        SFT INTL         SFT IVY
                                        MGD VOL          MARKET       400 MC CL 2       500 CL 2        BOND CL 2         GROWTH
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $  399,773,469      32,338,925      65,185,496     197,089,701       77,717,862     176,520,907
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --               --              --
Receivable for investments sold            108,474          42,102          38,835          59,514           39,783          71,481
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                       399,881,943      32,381,027      65,224,331     197,149,215       77,757,645     176,592,388
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                  115,830          42,835          39,616          60,778           40,768          73,582
Payable for investments purchased               --              --              --              --               --              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                      115,830          42,835          39,616          60,778           40,768          73,582
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $  399,766,113      32,338,192      65,184,715     197,088,437       77,716,877     176,518,806
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $  399,752,876      32,270,804      64,893,539     153,312,955       77,520,080     175,276,057
Contracts in annuity payment period         13,237          67,388         291,176      43,775,482          196,797       1,242,749
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $  399,766,113      32,338,192      65,184,715     197,088,437       77,716,877     176,518,806
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                   28,589,987      32,338,925      15,214,807      19,920,021       30,999,256      11,027,452
    Investments at cost             $  345,061,357      32,338,925      44,106,642     116,355,338       62,841,647     115,635,043

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                    ------------------------------------------------------------------------------------------------
                                                                                                           SFT
                                        SFT IVY                                                        WELLINGTON        TOPS MGD
                                       SMALL CAP        SFT MGD         SFT REAL      SFT T. ROWE      CORE EQUITY     RISK BAL ETF
                                        GROWTH         VOL EQUITY     ESTATE CL 2     PRICE VALUE         CL 2             CL 2
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
ASSETS
Investments at net asset value      $   47,577,521     290,928,500      64,246,110     103,267,918       44,149,334      18,784,239
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --              --            4,320              --
Receivable for investments sold              4,271          54,863          17,539          80,905               --           3,337
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total assets                        47,581,792     290,983,363      64,263,649     103,348,823       44,153,654      18,787,576
                                    ---------------  --------------  --------------  --------------  ---------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                    4,770          59,792          18,674          82,682               --           3,728
Payable for investments purchased               --              --              --              --            5,031              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total liabilities                        4,770          59,792          18,674          82,682            5,031           3,728
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Net assets applicable to
      contract owners               $   47,577,022     290,923,571      64,244,975     103,266,141       44,148,623      18,783,848
                                    ===============  ==============  ==============  ==============  ===============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $   47,173,465     290,910,466      64,019,740     103,115,044       43,895,593      18,783,848
Contracts in annuity payment period        403,557          13,105         225,235         151,097          253,030              --
                                    ---------------  --------------  --------------  --------------  ---------------  --------------
    Total contract owners' equity   $   47,577,022     290,923,571      64,244,975     103,266,141       44,148,623      18,783,848
                                    ===============  ==============  ==============  ==============  ===============  ==============

    Investment shares                    3,134,073      25,093,029      14,529,862       8,216,435        3,174,826       1,765,436
    Investments at cost             $   35,522,620     273,998,156      51,957,997      82,961,275       33,284,385      20,106,754

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

         Statements of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 2018

                                               SEGREGATED SUB-ACCOUNTS*
                                    -----------------------------------------------
                                                        TOPS MGD        TOPS MGD
                                       TOPS MGD       RISK GROWTH     RISK MOD GRO
                                     RISK FLEX ETF      ETF CL 2        ETF CL 2
                                    ---------------  --------------  --------------
ASSETS
Investments at net asset value      $  121,177,206      75,239,003      22,909,464
Receivable from Minnesota Life for
  contract purchase payments                    --              --              --
Receivable for investments sold             38,618         433,352          11,688
                                    ---------------  --------------  --------------
    Total assets                       121,215,824      75,672,355      22,921,152
                                    ---------------  --------------  --------------

LIABILITIES
Payable to Minnesota Life for
  contract terminations, withdrawal
  payments and mortality and expense
  charges                                   40,822         435,092          12,113
Payable for investments purchased               --              --              --
                                    ---------------  --------------  --------------
    Total liabilities                       40,822         435,092          12,113
                                    ---------------  --------------  --------------
    Net assets applicable to
      contract owners               $  121,175,002      75,237,263      22,909,039
                                    ===============  ==============  ==============

CONTRACT OWNERS' EQUITY
Contracts in accumulation period    $  121,175,002      75,237,263      22,909,039
Contracts in annuity payment period             --              --              --
                                    ---------------  --------------  --------------
    Total contract owners' equity   $  121,175,002      75,237,263      22,909,039
                                    ===============  ==============  ==============

    Investment shares                   11,189,031       7,051,453       2,086,472
    Investments at cost             $  122,094,953      80,188,790      24,422,233

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                          AB VPS                         AM CENTURY      AM CENTURY      AMER FUNDS     AMER FUNDS
                                        DYNASSTALL      AB VPS INTL     VP INC & GRO    VP INFL PRO     IS GLBL BOND      IS GLBL
                                           CL B         VALUE CL B         CL II           CL II            CL 2        GROWTH CL 2
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $    2,636,877           7,388           81,832       1,880,125         241,584       113,207
  Mortality, expense and
    administrative charges (note 3)       (2,314,409)        (10,407)         (83,588)       (971,101)       (183,341)     (212,937)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net           322,468          (3,019)          (1,756)        909,024          58,243       (99,730)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                   210,232              --          392,354              --          44,799     1,089,738

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    5,326,373         137,696        1,525,179       9,609,951       4,003,209     2,184,697
    Cost of investments sold              (4,854,739)       (119,834)      (1,329,948)    (11,490,487)     (4,027,339)   (2,010,972)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                           471,634          17,862          195,231      (1,880,536)        (24,130)      173,725

    Net realized gains (losses) on
      investments                            681,866          17,862          587,585      (1,880,536)         20,669     1,263,463

  Net change in unrealized
    appreciation (depreciation) of
    investments                          (15,603,026)       (189,166)        (997,363)     (1,945,751)       (471,308)   (2,877,152)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net      (14,921,160)       (171,304)        (409,778)     (3,826,287)       (450,639)   (1,613,689)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $  (14,598,692)       (174,323)        (411,534)     (2,917,263)       (392,396)   (1,713,419)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                                                                                        AMER FUNDS
                                        AMER FUNDS      AMER FUNDS       AMER FUNDS                      AMER FUNDS        IS US
                                        IS GLBL SM     IS GROWTH CL      IS GROWTH-      AMER FUNDS        IS NEW       GOVT/AAA CL
                                         CP CL 2             2            INC CL 2      IS INTL CL 2     WORLD CL 2          2
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $       10,367         257,603          431,511         311,695         112,556       227,200
  Mortality, expense and
    administrative charges (note 3)         (182,278)       (855,591)        (452,856)       (252,600)       (183,713)     (184,815)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net          (171,911)       (597,988)         (21,345)         59,095         (71,157)       42,385
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                   550,669       5,382,028        2,101,273         852,232         350,314            --

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                      849,382       5,426,332        4,499,695       2,140,464       1,593,694     2,613,819
    Cost of investments sold                (930,788)     (5,522,063)      (4,246,048)     (2,093,618)     (1,568,827)   (2,706,497)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                           (81,406)        (95,731)         253,647          46,846          24,867       (92,678)

    Net realized gains (losses) on
      investments                            469,263       5,286,297        2,354,920         899,078         375,181       (92,678)

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (1,849,804)     (6,485,003)      (3,216,224)     (3,652,476)     (2,402,621)      (63,185)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (1,380,541)     (1,198,706)        (861,304)     (2,753,398)     (2,027,440)     (155,863)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (1,552,452)     (1,796,694)        (882,649)     (2,694,303)     (2,098,597)     (113,478)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                       CLEARBRIDGE     FIDELITY VIP                     FRANKLIN DEV      FRANKLIN        FRANKLIN
                                        VAR SM GRO        EQUITY-       FIDELITY VIP    MKTS VIP CL      MUTUAL SHS     SMALL CP VAL
                                          CL II         INCOME SC2      MID CAP SC2          2            VIP CL 2        VIP CL 2
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $           --       1,359,847          152,833         202,215         233,110       255,052
  Mortality, expense and
    administrative charges (note 3)         (272,642)       (981,077)        (545,139)       (307,685)       (159,449)     (423,469)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net          (272,642)        378,770         (392,306)       (105,470)         73,661      (168,417)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 1,863,440       3,373,144        3,431,950              --         362,980     4,343,614

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    4,333,412      11,694,657        5,822,378       8,075,235       1,885,456     2,682,426
    Cost of investments sold              (3,102,414)     (8,694,010)      (4,899,673)     (7,492,027)     (1,475,217)   (3,319,201)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                         1,230,998       3,000,647          922,705         583,208         410,239      (636,775)

    Net realized gains (losses) on
      investments                          3,094,438       6,373,791        4,354,655         583,208         773,219     3,706,839

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (3,109,342)    (13,173,896)      (9,765,331)     (4,544,814)     (1,826,274)   (7,549,908)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net          (14,904)     (6,800,105)      (5,410,676)     (3,961,606)     (1,053,055)   (3,843,069)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     (287,546)     (6,421,335)      (5,802,982)     (4,067,076)       (979,394)   (4,011,486)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                                                                                        INVESCO VI
                                       FRANKLIN SM-       GOLDMAN         GOLDMAN        INVESCO VI      INVESCO VI      EQUITY &
                                         MD CP GR       SACHS VI HQ      SACHS VIT       AMER VALUE      COMSTOCK SR        INC
                                         VIP CL 2        FLT RT SS      GBL TRNDS SS       SR II             II            SR II
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $           --         774,488        1,021,195          17,837         808,073       158,889
  Mortality, expense and
    administrative charges (note 3)         (113,489)       (602,753)      (2,091,941)       (142,104)       (851,446)     (113,425)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net          (113,489)        171,735       (1,070,746)       (124,267)        (43,373)       45,464
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                   987,507              --        2,322,574       1,286,566       5,558,062       353,026

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    1,716,434       5,421,951        3,379,019       1,469,445       6,354,663       635,428
    Cost of investments sold              (1,970,284)     (5,673,421)      (3,118,759)     (1,545,410)     (4,423,938)     (635,890)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                          (253,850)       (251,470)         260,260         (75,965)      1,930,725          (462)

    Net realized gains (losses) on
      investments                            733,657        (251,470)       2,582,834       1,210,601       7,488,787       352,564

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (1,181,899)         88,671      (10,223,544)     (2,313,868)    (14,909,548)   (1,294,030)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net         (448,242)       (162,799)      (7,640,710)     (1,103,267)     (7,420,761)     (941,466)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     (561,731)          8,936       (8,711,456)     (1,227,534)     (7,464,134)     (896,002)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                        INVESCO VI      INVESCO VI        IVY VIP         IVY VIP       IVY VIP CORE      IVY VIP
                                         GROWTH &       SM CAP EQTY        ASSET        BALANCED CL        EQUITY        CORPORATE
                                        INC SR II          SR II       STRATEGY CL II        II             CL II       BOND CL II
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $      136,383              --        2,388,285       1,636,681         474,109     2,882,211
  Mortality, expense and
    administrative charges (note 3)         (134,257)       (284,732)      (1,910,727)     (1,265,373)     (1,411,860)   (1,776,744)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net             2,126        (284,732)         477,558         371,308        (937,751)    1,105,467
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                   716,953       1,324,343        5,196,977       1,612,099       7,883,066       194,071

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    1,539,418       3,258,065       25,111,499      17,058,268      17,155,407    17,710,976
    Cost of investments sold              (1,491,905)     (2,820,643)     (26,409,137)    (19,783,353)    (17,942,368)  (19,489,414)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                            47,513         437,422       (1,297,638)     (2,725,085)       (786,961)   (1,778,438)

    Net realized gains (losses) on
      investments                            764,466       1,761,765        3,899,339      (1,112,986)      7,096,105    (1,584,367)

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (1,874,602)     (4,450,416)     (12,448,759)     (3,274,714)    (10,814,609)   (4,078,295)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (1,110,136)     (2,688,651)      (8,549,420)     (4,387,700)     (3,718,504)   (5,662,662)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (1,108,010)     (2,973,383)      (8,071,862)     (4,016,392)     (4,656,255)   (4,557,195)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                          IVY VIP         IVY VIP         IVY VIP       IVY VIP GOVT      IVY VIP
                                         IVY VIP          GLOBAL           GLOBAL          GLOBAL           MONEY         GROWTH
                                       ENERGY CL II      BOND CL II     EQ INC CL II    GROWTH CL II     MARKET CL II      CL II
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $           --         180,891          322,309         298,753         178,934        18,647
  Mortality, expense and
    administrative charges (note 3)          (77,810)        (85,507)        (272,777)       (928,014)       (155,208)     (807,257)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net           (77,810)         95,384           49,532        (629,261)         23,726      (788,610)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                        --              --        1,514,618       3,829,868              99     6,370,263

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    1,513,846         766,502        3,160,564      15,442,625       2,644,589    13,694,231
    Cost of investments sold              (1,720,794)       (811,196)      (2,650,813)    (12,414,984)     (2,644,589)  (11,543,782)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                          (206,948)        (44,694)         509,751       3,027,641              --     2,150,449

    Net realized gains (losses) on
      investments                           (206,948)        (44,694)       2,024,369       6,857,509              99     8,520,712

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (1,473,260)       (151,052)      (4,582,732)    (10,163,186)             --    (6,261,187)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (1,680,208)       (195,746)      (2,558,363)     (3,305,677)             99     2,259,525
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (1,758,018)       (100,362)      (2,508,831)     (3,934,938)         23,825     1,470,915
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                                                          IVY VIP
                                         IVY VIP          IVY VIP         IVY VIP        MICRO CAP         IVY VIP        IVY VIP
                                           HIGH          INTL CORE      LIMITED-TERM       GROWTH          MID CAP        NATURAL
                                       INCOME CL II     EQUITY CL II      BOND CL II      CL II (A)      GROWTH CL II     RES CL II
                                      ---------------  --------------  --------------- ---------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $    5,418,948       2,282,310          701,074              --              --        94,630
  Mortality, expense and
    administrative charges (note 3)       (1,274,849)     (1,898,575)        (545,491)       (442,918)       (940,607)     (475,411)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net         4,144,099         383,735          155,583        (442,918)       (940,607)     (380,781)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                        --       3,990,753               --       1,503,443       3,063,146            --

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                   14,496,143      19,726,393        4,593,374      44,442,372      14,036,682     5,264,723
    Cost of investments sold             (15,704,328)    (16,902,498)      (4,714,267)    (42,128,744)     (9,878,950)   (6,351,973)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                        (1,208,185)      2,823,895         (120,893)      2,313,628       4,157,732    (1,087,250)

    Net realized gains (losses) on
      investments                         (1,208,185)      6,814,648         (120,893)      3,817,071       7,220,878    (1,087,250)

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (5,752,044)    (35,631,837)        (260,109)       (869,383)     (6,268,847)   (6,732,339)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (6,960,229)    (28,817,189)        (381,002)      2,947,688         952,031    (7,819,589)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (2,816,130)    (28,433,454)        (225,419)      2,504,770          11,424    (8,200,370)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                          IVY VI          IVY VIP                         IVY VIP          IVY VIP        IVY VIP
                                         PATH MOD        PATH MOD         IVY VIP        PATHFINDER      PATHFINDER      PATHFINDER
                                         AGG MVF          CON MVF         PATH MOD       AGGRESSIVE        CONSERV        MOD AGGR
                                          CL II            CL II         MVF CL II         CL II            CL II          CL II
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $    1,006,378         315,181        3,963,960         310,370         324,183     4,110,408
  Mortality, expense and
    administrative charges (note 3)       (1,036,156)       (461,190)      (5,557,547)       (228,994)       (368,973)   (3,037,772)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net           (29,778)       (146,009)      (1,593,587)         81,376         (44,790)    1,072,636
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 2,415,578       1,027,440       12,179,022         918,551         953,867    11,367,519

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    7,824,643       4,136,909       14,993,933       3,681,338       6,131,886    44,565,234
    Cost of investments sold              (7,565,678)     (4,038,836)     (14,149,753)     (3,949,570)     (6,388,333)  (38,761,766)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                           258,965          98,073          844,180        (268,232)       (256,447)    5,803,468

    Net realized gains (losses) on
      investments                          2,674,543       1,125,513       13,023,202         650,319         697,420    17,170,987

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (7,194,995)     (2,350,072)     (33,733,237)     (1,450,414)     (1,422,928)  (30,206,358)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (4,520,452)     (1,224,559)     (20,710,035)       (800,095)       (725,508)  (13,035,371)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (4,550,230)     (1,370,568)     (22,303,622)       (718,719)       (770,298)  (11,962,735)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                         IVY VIP          IVY VIP
                                        PATHFINDER      PATHFINDER        IVY VIP         IVY VIP          IVY VIP        IVY VIP
                                         MOD CONS        MODERATE        SCIENCE &      SECURIAN RE       SMALL CAP      SMALL CAP
                                          CL II            CL II         TECH CL II      SEC CL II       CORE CL II     GROWTH CL II
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $      842,258       2,705,450               --         157,183          75,691       113,170
  Mortality, expense and
    administrative charges (note 3)         (814,355)     (2,547,138)      (1,216,160)       (147,414)       (912,316)     (564,776)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  --------------- ---------------  --------------  ------------
    Investment income (loss) - net            27,903         158,312       (1,216,160)          9,769        (836,625)     (451,606)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 2,636,944       8,738,211       10,161,135         672,099      11,992,683     9,379,781

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                   11,513,327      34,716,268       19,778,545       2,437,651      13,865,029    11,062,102
    Cost of investments sold             (11,651,619)    (31,288,236)     (14,643,125)     (2,697,105)    (13,087,929)  (10,406,091)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                          (138,292)      3,428,032        5,135,420        (259,454)        777,100       656,011

    Net realized gains (losses) on
      investments                          2,498,652      12,166,243       15,296,555         412,645      12,769,783    10,035,792

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (4,628,703)    (21,084,507)     (18,212,217)     (1,123,004)    (18,168,251)  (12,574,594)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (2,130,051)     (8,918,264)      (2,915,662)       (710,359)     (5,398,468)   (2,538,802)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (2,102,148)     (8,759,952)      (4,131,822)       (700,590)     (6,235,093)   (2,990,408)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                           JANUS           JANUS                            JANUS          JANUS
                                         IVY VIP         HENDERSON       HENDERSON         JANUS          HENDERSON      HENDERSON
                                          VALUE          BALANCED         FLEXIBLE       HENDERSON         MID CP        OVERSEAS
                                          CL II             SS            BOND SS         FORTY SS         VAL SS           SS
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $    1,532,334         467,917          557,581              --         223,200       649,048
  Mortality, expense and
    administrative charges (note 3)       (1,103,464)       (374,089)        (301,641)       (694,434)       (363,422)     (538,446)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net           428,870          93,828          255,940        (694,434)       (140,222)      110,602
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 2,463,454         666,544               --       7,435,209       2,237,894            --

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                   15,138,481       3,430,019        2,669,809      11,102,569       2,383,198     7,734,107
    Cost of investments sold             (14,435,240)     (2,709,742)      (2,789,266)    (10,125,070)     (2,157,170)   (8,381,841)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                           703,241         720,277         (119,457)        977,499         226,028      (647,734)

    Net realized gains (losses) on
      investments                          3,166,695       1,386,821         (119,457)      8,412,708       2,463,922      (647,734)

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (9,702,210)     (1,777,460)        (720,270)     (7,443,382)     (6,070,678)   (5,724,466)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (6,535,515)       (390,639)        (839,727)        969,326      (3,606,756)   (6,372,200)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (6,106,645)       (296,811)        (583,787)        274,892      (3,746,978)   (6,261,598)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                          MFS VIT                       MORNINGSTAR
                                         MFS VIT          MID CAP       MORGSTANLEY         AGGR         MORNINGSTAR    MORNINGSTAR
                                         II INTL          GROWTH          VIF EMG          GROWTH         BALANCED     CONSERVATIVE
                                         VALUE SC         SER SC         MK EQ CL 2        ETF II          ETF II          ETF II
                                      ---------------  --------------  --------------- ---------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $      146,784              --          102,410         121,182         974,731       292,541
  Mortality, expense and
    administrative charges (note 3)         (234,882)        (25,442)        (377,207)       (131,676)       (783,399)     (211,805)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net           (88,098)        (25,442)        (274,797)        (10,494)        191,332        80,736
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                   182,492         242,730               --         714,209       4,384,911       195,109

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    1,319,980         958,146        4,695,168       1,251,566      10,967,073     2,888,790
    Cost of investments sold              (1,039,600)       (780,884)      (3,845,598)     (1,085,813)     (9,848,758)   (2,982,480)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                           280,380         177,262          849,570         165,753       1,118,315       (93,690)

    Net realized gains (losses) on
      investments                            462,872         419,992          849,570         879,962       5,503,226       101,419

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (2,207,832)       (441,138)      (5,569,310)     (1,817,578)     (9,731,093)     (738,538)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (1,744,960)        (21,146)      (4,719,740)       (937,616)     (4,227,867)     (637,119)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (1,833,058)        (46,588)      (4,994,537)       (948,110)     (4,036,535)     (556,383)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                                         NEUBERGER
                                       MORNINGSTAR      MORNINGSTAR        BERMAN       OPPENHEIMER      OPPENHEIMER      PIMCO VIT
                                          GROWTH        INC & GROWTH      SUSTAIN        INTL GROW        MS SM CAP      GLB DIV ALL
                                          ETF II          ETF II          EQ S CL          VA SS            VA SS          ADV CL
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $      373,678         485,895            6,540         222,336           2,101     2,884,050
  Mortality, expense and
    administrative charges (note 3)         (338,654)       (363,839)         (51,235)       (573,702)        (60,693)   (2,166,757)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net            35,024         122,056          (44,695)       (351,366)        (58,592)      717,293
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 2,108,791         890,844          170,202         704,712         458,525     3,404,118

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    6,158,741       5,587,631          821,003       2,556,923         726,734     2,308,409
    Cost of investments sold              (4,654,767)     (5,610,843)        (748,513)     (2,274,881)       (691,667)   (2,298,694)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                         1,503,974         (23,212)          72,490         282,042          35,067         9,715

    Net realized gains (losses) on
      investments                          3,612,765         867,632          242,692         986,754         493,592     3,413,833

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (5,778,518)     (2,372,561)        (395,919)     (9,072,842)       (832,100)  (21,212,566)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (2,165,753)     (1,504,929)        (153,227)     (8,086,088)       (338,508)  (17,798,733)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (2,130,729)     (1,382,873)        (197,922)     (8,437,454)       (397,100)  (17,081,440)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                          PIMCO            PIMCO           PUTNAM        PUTNAM VT                        PUTNAM
                                         VIT LOW         VIT TOTAL       VT EQUITY         GROWTH          PUTNAM         VT SUS
                                         DUR PORT         RETURN           INCOME           OPP           VT INTER        LEADERS
                                          ADV CL          ADV CL           CL IB           CL IB          EQ CL IB       FD CL IB
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $    1,123,950       4,021,477          107,457              --          41,919            --
  Mortality, expense and
    administrative charges (note 3)         (915,257)     (2,414,564)        (229,686)       (141,582)        (43,872)      (34,805)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net           208,693       1,606,913         (122,229)       (141,582)         (1,953)      (34,805)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                        --       1,910,396          689,224         490,383              --       262,669

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    8,472,763      19,422,602        2,158,035       1,938,777         430,208       894,134
    Cost of investments sold              (8,970,887)    (21,363,160)      (1,664,339)     (1,531,048)       (289,297)     (840,331)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                          (498,124)     (1,940,558)         493,696         407,729         140,911        53,803

    Net realized gains (losses) on
      investments                           (498,124)        (30,162)       1,182,920         898,112         140,911       316,472

  Net change in unrealized
    appreciation (depreciation) of
    investments                             (501,478)     (5,204,593)      (2,468,655)     (1,077,250)       (759,869)     (291,165)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net         (999,602)     (5,234,755)      (1,285,735)       (179,138)       (618,958)       25,307
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     (790,909)     (3,627,842)      (1,407,964)       (320,720)       (620,911)       (9,498)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                            SFT             SFT             SFT              SFT            SFT
                                         SFT CORE         DYNAMIC        GOVT MONEY      INDEX 400        INDEX 500      INTL BOND
                                        BOND CL 2         MGD VOL          MARKET         MC CL 2           CL 2           CL 2
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $           --              --          327,022              --              --            --
  Mortality, expense and
    administrative charges (note 3)       (2,719,202)     (5,551,467)        (366,096)       (901,809)     (2,297,969)   (1,086,160)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net        (2,719,202)     (5,551,467)         (39,074)       (901,809)     (2,297,969)   (1,086,160)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                        --              --               --              --              --            --

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                   27,080,564       6,076,322       23,676,696      12,083,870      28,960,026     8,655,203
    Cost of investments sold             (18,806,549)     (4,317,421)     (23,676,696)     (3,647,253)    (11,587,432)   (5,866,881)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                         8,274,015       1,758,901               --       8,436,617      17,372,594     2,788,322
    Net realized gains (losses) on
      investments                          8,274,015       1,758,901               --       8,436,617      17,372,594     2,788,322

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (9,521,795)    (14,045,976)              --     (16,688,595)    (26,715,342)   (1,767,918)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net       (1,247,780)    (12,287,075)              --      (8,251,978)     (9,342,748)    1,020,404
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $   (3,966,982)    (17,838,542)         (39,074)     (9,153,787)    (11,640,717)      (65,756)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      ----------------------------------------------------------------------------------------------
                                                                                                                            SFT
                                                          SFT IVY                           SFT                           T. ROWE
                                         SFT IVY         SMALL CAP        SFT MGD         MORTGAGE        SFT REAL         PRICE
                                          GROWTH          GROWTH         VOL EQUITY       CL 2 (B)       ESTATE CL 2       VALUE
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $           --              --               --              --              --            --
  Mortality, expense and
    administrative charges (note 3)       (2,682,854)       (742,491)      (3,985,978)       (679,497)       (998,474)   (1,731,533)
  Fees waived (note 3)                            --              --               --              --              --            --
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net        (2,682,854)       (742,491)      (3,985,978)       (679,497)       (998,474)   (1,731,533)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                        --              --               --              --              --            --

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                   42,274,090      11,573,214        5,817,449      57,130,072      12,021,901    16,894,551
    Cost of investments sold             (24,636,999)     (6,644,389)      (4,780,569)    (50,816,889)     (4,233,547)  (12,192,347)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales
    of investments                        17,637,091       4,928,825        1,036,880       6,313,183       7,788,354     4,702,204
    Net realized gains (losses) on
      investments                         17,637,091       4,928,825        1,036,880       6,313,183       7,788,354     4,702,204

  Net change in unrealized
    appreciation (depreciation) of
    investments                          (10,689,740)     (6,387,694)     (15,898,867)     (7,068,704)    (11,435,926)  (15,971,322)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

    Realized and unrealized gains
      (losses) on investments - net        6,947,351      (1,458,869)     (14,861,987)       (755,521)     (3,647,572)  (11,269,118)
                                      ---------------  --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $    4,264,497      (2,201,360)     (18,847,965)     (1,435,018)     (4,646,046)  (13,000,651)
                                      ===============  ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT

                            Statements of Operations

                     Year or Period ended December 31, 2018

                                                                                 SEGREGATED SUB-ACCOUNTS*
                                                       -----------------------------------------------------------------------------
                                                            SFT             TOPS                           TOPS           TOPS
                                                        WELLINGTON        MGD RISK          TOPS          MGD RISK       MGD RISK
                                                           CORE           BAL ETF         MGD RISK         GROWTH         MOD GRO
                                                        EQUITY CL 2         CL 2          FLEX ETF        ETF CL 2       ETF CL 2
                                                       --------------  ---------------  --------------  --------------  ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions from underlying
    mutual fund                                        $          --          345,185       1,491,635       1,257,367       411,403
  Mortality, expense and administrative charges
    (note 3)                                                (726,038)        (305,326)     (1,789,319)     (1,245,113)     (374,791)
  Fees waived (note 3)                                        98,184               --              --              --            --
                                                       --------------  ---------------  --------------  --------------  ------------
    Investment income (loss) - net                          (627,854)          39,859        (297,684)         12,254        36,612
                                                       --------------  ---------------  --------------  --------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS - NET
  Realized gain distributions from underlying mutual
    fund                                                          --        1,072,126         658,042       4,445,469     1,200,412

  Realized gains (losses) on sales of investments
    Proceeds from sales                                    8,962,331        4,173,728       5,009,044       5,666,486     3,642,073
    Cost of investments sold                              (5,973,827)      (3,897,396)     (4,777,050)     (5,093,814)   (3,369,247)
                                                       --------------  ---------------  --------------  --------------  ------------
  Realized gains (losses) on sales of investments          2,988,504          276,332         231,994         572,672       272,826

    Net realized gains (losses) on investments             2,988,504        1,348,458         890,036       5,018,141     1,473,238

  Net change in unrealized appreciation
    (depreciation) of investments                         (3,611,981)      (2,984,678)    (10,668,812)    (13,536,475)   (3,699,555)
                                                       --------------  ---------------  --------------  --------------  ------------
    Realized and unrealized gains (losses) on
      investments - net                                     (623,477)      (1,636,220)     (9,778,776)     (8,518,334)   (2,226,317)
                                                       --------------  ---------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                           $  (1,251,331)      (1,596,361)    (10,076,460)     (8,506,080)   (2,189,705)
                                                       ==============  ===============  ==============  ==============  ============

See accompanying notes to financial statements.

--------
(a) For the period from January 1, 2018 through November 2, 2018.
(b) For the period from January 1, 2018 through November 30, 2018.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                   AB VPS            AB VPS         AM CENTURY        AM CENTURY        AMER FUNDS      AMER FUNDS
                                 DYNASSTALL        INTL VALUE        VP INC &        VP INFL PRO         IS GLBL         IS GLBL
                                    CL B              CL B           GRO CL II          CL II           BOND CL 2      GROWTH CL 2
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $       552,256            4,098            19,527          832,699          (121,274)       (82,921)
  Net realized gains
    (losses) on investments            622,485           (2,492)          157,018         (592,757)           52,250        451,250
  Net change in unrealized
    appreciation
    (depreciation)                  16,111,340          138,456           585,682        1,288,079           637,446      2,934,226
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        17,286,081          140,062           762,227        1,528,021           568,422      3,302,555
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments        14,777,261          179,804           848,801        4,594,273         4,713,899      2,694,262
  Contract terminations,
    withdrawal payments and
    charges                         (6,959,361)        (325,950)       (1,473,272)      (4,317,070)       (1,446,426)    (1,948,987)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --               --                33              181                74             --
  Annuity benefit payments                  --               --              (377)          (9,103)           (3,199)            --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       7,817,900         (146,146)         (624,815)         268,281         3,264,348        745,275
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            25,103,981           (6,084)          137,412        1,796,302         3,832,770      4,047,830
Net assets at the beginning
  of year or period                132,664,227          770,341         4,607,075       69,117,411         8,925,290     11,164,434
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $   157,768,208          764,257         4,744,487       70,913,713        12,758,060     15,212,264
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $       322,468           (3,019)           (1,756)         909,024            58,243        (99,730)
  Net realized gains
    (losses) on investments            681,866           17,862           587,585       (1,880,536)           20,669      1,263,463
  Net change in unrealized
    appreciation
    (depreciation)                 (15,603,026)        (189,166)         (997,363)      (1,945,751)         (471,308)    (2,877,152)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                       (14,598,692)        (174,323)         (411,534)      (2,917,263)         (392,396)    (1,713,419)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments        17,953,958          139,836         1,162,621        1,986,731         2,480,579      3,636,490
  Contract terminations,
    withdrawal payments and
    charges                         (4,574,238)        (129,922)       (1,449,347)      (8,909,940)       (3,916,399)    (2,082,958)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --               --                42              199                81             37
  Annuity benefit payments                  --               --              (406)          (8,487)           (3,100)          (261)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      13,379,720            9,914          (287,090)      (6,931,497)       (1,438,839)     1,553,308
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (1,218,972)        (164,409)         (698,624)      (9,848,760)       (1,831,235)      (160,111)
Net assets at the beginning
  of year or period                157,768,208          764,257         4,744,487       70,913,713        12,758,060     15,212,264
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $   156,549,236          599,848         4,045,863       61,064,953        10,926,825     15,052,153
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                 AMER FUNDS        AMER FUNDS       AMER FUNDS                          AMER FUNDS      AMER FUNDS
                                 IS GLBL SM        IS GROWTH       IS GROWTH-INC      AMER FUNDS          IS NEW          IS US
                                   CP CL 2            CL 2             CL 2          IS INTL CL 2       WORLD CL 2     GOVT/AAA CL 2
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $      (102,955)        (427,546)          (66,862)         (21,069)          (57,337)        (4,933)
  Net realized gains
    (losses) on investments           (156,366)       4,316,187         1,502,239          418,760            43,868          7,399
  Net change in unrealized
    appreciation
    (depreciation)                   2,357,100        5,795,437         4,181,698        3,967,076         2,727,770         15,198
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         2,097,779        9,684,078         5,617,075        4,364,767         2,714,301         17,664
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         2,633,170        8,092,645         3,820,892        4,249,164         2,248,405      2,795,334
  Contract terminations,
    withdrawal payments and
    charges                         (1,271,326)      (4,683,916)       (9,966,599)      (4,652,459)       (1,737,016)    (1,827,843)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  70           (1,716)           (1,604)              --                54             34
  Annuity benefit payments              (2,656)          (1,864)           (3,783)              --            (2,582)          (970)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       1,359,258        3,405,149        (6,151,094)        (403,295)          508,861        966,555
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                             3,457,037       13,089,227          (534,019)       3,961,472         3,223,162        984,219
Net assets at the beginning
  of year or period                  8,074,827       35,311,313        30,314,808       14,498,583         9,352,789     12,409,965
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    11,531,864       48,400,540        29,780,789       18,460,055        12,575,951     13,394,184
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $      (171,911)        (597,988)          (21,345)          59,095           (71,157)        42,385
  Net realized gains
    (losses) on investments            469,263        5,286,297         2,354,920          899,078           375,181        (92,678)
  Net change in unrealized
    appreciation
    (depreciation)                  (1,849,804)      (6,485,003)       (3,216,224)      (3,652,476)       (2,402,621)       (63,185)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (1,552,452)      (1,796,694)         (882,649)      (2,694,303)       (2,098,597)      (113,478)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         2,342,957       14,309,362         3,687,298        2,630,841         2,883,932      1,637,293
  Contract terminations,
    withdrawal payments and
    charges                           (782,117)      (5,122,433)       (4,212,218)      (2,018,098)       (1,529,377)    (2,504,711)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  96              214               136               --                64             36
  Annuity benefit payments              (2,981)          (3,178)           (3,844)              --            (2,757)          (983)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       1,557,955        9,183,965          (528,628)         612,743         1,351,862       (868,365)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                                 5,503        7,387,271        (1,411,277)      (2,081,560)         (746,735)      (981,843)
Net assets at the beginning
  of year or period                 11,531,864       48,400,540        29,780,789       18,460,055        12,575,951     13,394,184
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    11,537,367       55,787,811        28,369,512       16,378,495        11,829,216     12,412,341
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                 CLEARBRIDGE      FIDELITY VIP       FIDELITY          FRANKLIN          FRANKLIN        FRANKLIN
                                   VAR SM        EQUITY-INCOME       VIP MID           DEV MKTS         MUTUAL SHS       SMALL CP
                                  GRO CL II          SC2             CAP SC2           VIP CL 2          VIP CL 2      VAL VIP CL 2
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $      (125,507)          (7,536)         (350,821)         (93,632)          107,155       (324,681)
  Net realized gains
    (losses) on investments            373,829        8,787,112         3,037,499         (244,693)          756,045      2,228,052
  Net change in unrealized
    appreciation
    (depreciation)                   1,153,801         (826,392)        3,921,828        8,722,436          (343,135)       548,969
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         1,402,123        7,953,184         6,608,506        8,384,111           520,065      2,452,340
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         8,961,301        2,650,104         2,049,785        5,874,970         5,058,839      2,640,871
  Contract terminations,
    withdrawal payments and
    charges                           (757,631)     (17,658,187)       (4,906,257)      (6,226,841)       (1,171,569)   (12,190,288)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                   7              752             9,351            2,538               109             94
  Annuity benefit payments                (325)         (56,670)          (33,612)         (10,867)           (1,967)        (6,767)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       8,203,352      (15,064,001)       (2,880,733)        (360,200)        3,885,412     (9,556,090)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                             9,605,475       (7,110,817)        3,727,773        8,023,911         4,405,477     (7,103,750)
Net assets at the beginning
  of year or period                  1,700,508       81,880,565        36,510,194       21,167,985         6,244,316     36,490,421
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    11,305,983       74,769,748        40,237,967       29,191,896        10,649,793     29,386,671
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $      (272,642)         378,770          (392,306)        (105,470)           73,661       (168,417)
  Net realized gains
    (losses) on investments          3,094,438        6,373,791         4,354,655          583,208           773,219      3,706,839
  Net change in unrealized
    appreciation
    (depreciation)                  (3,109,342)     (13,173,896)       (9,765,331)      (4,544,814)       (1,826,274)    (7,549,908)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                          (287,546)      (6,421,335)       (5,802,982)      (4,067,076)         (979,394)    (4,011,486)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         8,659,311        1,146,816         2,009,248        2,616,820           228,751      1,868,148
  Contract terminations,
    withdrawal payments and
    charges                         (4,221,016)     (10,838,872)       (5,339,915)      (7,859,452)       (1,744,665)    (2,433,054)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                   8            3,095           (34,559)          (7,161)              125            103
  Annuity benefit payments                (391)         (40,535)          (25,903)         (10,133)           (1,491)        (6,040)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       4,437,912       (9,729,496)       (3,391,129)      (5,259,926)       (1,517,280)      (570,843)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                             4,150,366      (16,150,831)       (9,194,111)      (9,327,002)       (2,496,674)    (4,582,329)
Net assets at the beginning
  of year or period                 11,305,983       74,769,748        40,237,967       29,191,896        10,649,793     29,386,671
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    15,456,349       58,618,917        31,043,856       19,864,894         8,153,119     24,804,342
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                  FRANKLIN          GOLDMAN           GOLDMAN         INVESCO VI        INVESCO VI      INVESCO VI
                                  SM-MD CP        SACHS VI HQ        SACHS VIT        AMER VALUE         COMSTOCK      EQUITY & INC
                                 GR VIP CL 2       FLT RT SS       GBL TRNDS SS         SR II             SR II           SR II
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $      (109,949)         (72,919)       (1,418,804)         (87,098)          309,671          9,858
  Net realized gains
    (losses) on investments            443,690          (81,660)        3,752,258         (109,263)        4,828,337        116,357
  Net change in unrealized
    appreciation
    (depreciation)                   1,344,104          156,040        11,637,156          936,534         3,274,396        468,267
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         1,677,845            1,461        13,970,610          740,173         8,412,404        594,482
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         1,012,609        3,629,822        11,743,846        1,193,505         6,244,185      2,857,118
  Contract terminations,
    withdrawal payments and
    charges                         (2,037,049)      (2,334,117)       (4,938,971)      (1,399,263)       (6,054,741)      (766,619)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                               1,571               17                --              170               327             --
  Annuity benefit payments              (9,158)          (3,459)               --           (3,339)          (12,845)            --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (1,032,027)       1,292,263         6,804,875         (208,927)          176,926      2,090,499
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                               645,818        1,293,724        20,775,485          531,246         8,589,330      2,684,981
Net assets at the beginning
  of year or period                  8,851,759       38,919,618       117,911,955        9,229,462        50,583,685      5,038,654
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     9,497,577       40,213,342       138,687,440        9,760,708        59,173,015      7,723,635
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $      (113,489)         171,735        (1,070,746)        (124,267)          (43,373)        45,464
  Net realized gains
    (losses) on investments            733,657         (251,470)        2,582,834        1,210,601         7,488,787        352,564
  Net change in unrealized
    appreciation
    (depreciation)                  (1,181,899)          88,671       (10,223,544)      (2,313,868)      (14,909,548)    (1,294,030)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                          (561,731)           8,936        (8,711,456)      (1,227,534)       (7,464,134)      (896,002)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         1,193,904        6,016,496        19,024,296          616,966         2,050,044      1,053,813
  Contract terminations,
    withdrawal payments and
    charges                         (1,616,125)      (5,018,886)       (2,722,337)      (1,352,794)       (5,735,489)      (570,582)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                               1,853               14                --              186               383             --
  Annuity benefit payments              (7,881)          (3,322)               --           (3,494)          (13,702)            --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                        (428,249)         994,302        16,301,959         (739,136)       (3,698,764)       483,231
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                              (989,980)       1,003,238         7,590,503       (1,966,670)      (11,162,898)      (412,771)
Net assets at the beginning
  of year or period                  9,497,577       40,213,342       138,687,440        9,760,708        59,173,015      7,723,635
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     8,507,597       41,216,580       146,277,943        7,794,038        48,010,117      7,310,864
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                  INVESCO VI        INVESCO VI         IVY VIP           IVY VIP           IVY VIP         IVY VIP
                                   GROWTH &        SM CAP EQTY          ASSET           BALANCED            CORE         CORPORATE
                                  INC SR II           SR II         STRATEGY CL II        CL II          EQUITY CL II    BOND CL II
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $       (40,636)        (301,028)          190,047          398,509          (961,751)       361,747
  Net realized gains
    (losses) on investments            176,107        1,428,012        (2,035,673)         397,339         2,570,012        714,359
  Net change in unrealized
    appreciation
    (depreciation)                     836,483        1,273,188        24,098,866        9,574,879        16,434,566      2,508,598
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                           971,954        2,400,172        22,253,240       10,370,727        18,042,827      3,584,704
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments           654,483          542,617         1,488,988        5,087,392         1,929,159      9,544,179
  Contract terminations,
    withdrawal payments and
    charges                         (2,322,235)      (2,631,086)      (23,992,141)     (16,230,839)      (13,520,640)    (6,587,527)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --               41            (4,441)         (12,851)           12,242          1,474
  Annuity benefit payments                  --           (2,242)          (51,177)        (304,910)          (53,670)       (23,851)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (1,667,752)      (2,090,670)      (22,558,771)     (11,461,208)      (11,632,909)     2,934,275
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                              (695,798)         309,502          (305,531)      (1,090,481)        6,409,918      6,518,979
Net assets at the beginning
  of year or period                  9,075,732       20,811,129       145,355,667      110,047,146        99,292,010    132,718,740
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     8,379,934       21,120,631       145,050,136      108,956,665       105,701,928    139,237,719
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $         2,126         (284,732)          477,558          371,308          (937,751)     1,105,467
  Net realized gains
    (losses) on investments            764,466        1,761,765         3,899,339       (1,112,986)        7,096,105     (1,584,367)
  Net change in unrealized
    appreciation
    (depreciation)                  (1,874,602)      (4,450,416)      (12,448,759)      (3,274,714)      (10,814,609)    (4,078,295)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (1,108,010)      (2,973,383)       (8,071,862)      (4,016,392)       (4,656,255)    (4,557,195)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments           218,396          801,770         2,159,917        2,731,845         2,115,547      8,171,613
  Contract terminations,
    withdrawal payments and
    charges                         (1,436,369)      (3,027,855)      (23,389,472)     (15,647,195)      (15,883,833)   (16,558,441)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --               47             3,226           28,296           (14,235)         1,755
  Annuity benefit payments                  --           (2,334)          (41,610)        (300,337)          (52,457)       (23,483)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (1,217,973)      (2,228,372)      (21,267,939)     (13,187,391)      (13,834,978)    (8,408,556)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (2,325,983)      (5,201,755)      (29,339,801)     (17,203,783)      (18,491,233)   (12,965,751)
Net assets at the beginning
  of year or period                  8,379,934       21,120,631       145,050,136      108,956,665       105,701,928    139,237,719
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     6,053,951       15,918,876       115,710,335       91,752,882        87,210,695    126,271,968
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                   IVY VIP          IVY VIP           IVY VIP           IVY VIP           IVY VIP         IVY VIP
                                   ENERGY         GLOBAL BOND        GLOBAL EQ          GLOBAL          GOVT MONEY        GROWTH
                                    CL II            CL II           INC CL II       GROWTH CL II      MARKET CL II       CL II
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $       (42,394)          91,955           (29,180)        (915,625)          (75,445)      (675,478)
  Net realized gains
    (losses) on investments           (153,739)         (35,760)        1,605,709        3,675,278               587      7,604,606
  Net change in unrealized
    appreciation
    (depreciation)                    (748,570)         129,274         1,198,636       10,622,145                --      7,324,244
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                          (944,703)         185,469         2,775,165       13,381,798           (74,858)    14,253,372
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         1,408,412          508,557           379,243          803,022         1,645,468      1,176,404
  Contract terminations,
    withdrawal payments and
    charges                         (1,316,294)        (862,156)       (3,465,799)     (10,420,331)       (1,880,767)   (11,373,254)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                 391                1             1,598            3,195                33          3,927
  Annuity benefit payments              (1,266)          (1,753)          (13,219)         (17,380)           (1,674)       (25,552)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                          91,243         (355,351)       (3,098,177)      (9,631,494)         (236,940)   (10,218,475)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                              (853,460)        (169,882)         (323,012)       3,750,304          (311,798)     4,034,897
Net assets at the beginning
  of year or period                  6,986,082        6,722,983        21,597,757       62,464,755        10,490,486     55,403,413
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     6,132,622        6,553,101        21,274,745       66,215,059        10,178,688     59,438,310
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $       (77,810)          95,384            49,532         (629,261)           23,726       (788,610)
  Net realized gains
    (losses) on investments           (206,948)         (44,694)        2,024,369        6,857,509                99      8,520,712
  Net change in unrealized
    appreciation
    (depreciation)                  (1,473,260)        (151,052)       (4,582,732)     (10,163,186)               --     (6,261,187)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (1,758,018)        (100,362)       (2,508,831)      (3,934,938)           23,825      1,470,915
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments           416,685          363,949           665,380        5,471,906         3,822,938        694,352
  Contract terminations,
    withdrawal payments and
    charges                         (1,459,928)        (716,877)       (2,968,154)     (14,670,691)       (2,550,964)   (12,943,839)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                 389               --             1,713            1,554                40          5,791
  Annuity benefit payments              (1,196)          (1,667)          (13,238)         (19,088)           (1,997)       (31,460)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (1,044,050)        (354,595)       (2,314,299)      (9,216,319)        1,270,017    (12,275,156)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (2,802,068)        (454,957)       (4,823,130)     (13,151,257)        1,293,842    (10,804,241)
Net assets at the beginning
  of year or period                  6,132,622        6,553,101        21,274,745       66,215,059        10,178,688     59,438,310
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     3,330,554        6,098,144        16,451,615       53,063,802        11,472,530     48,634,069
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                IVY VIP HIGH      IVY VIP INTL        IVY VIP        IVY VIP MICRO      IVY VIP MID       IVY VIP
                                   INCOME         CORE EQUITY      LIMITED-TERM       CAP GROWTH        CAP GROWTH      NATURAL RES
                                    CL II            CL II          BOND CL II        CL II (A)           CL II           CL II
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $     3,742,593          183,924           110,905         (399,072)         (901,983)      (489,028)
  Net realized gains
    (losses) on investments           (248,019)       5,020,304          (105,724)        (392,601)        3,970,497     (2,825,193)
  Net change in unrealized
    appreciation
    (depreciation)                   1,107,257       25,636,455            27,322        2,694,584        11,116,890      3,514,979
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         4,601,831       30,840,683            32,503        1,902,911        14,185,404        200,758
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         4,219,623        3,203,636         4,680,478        8,347,069         1,314,304      4,235,900
  Contract terminations,
    withdrawal payments and
    charges                        (11,867,521)     (22,933,611)       (2,568,384)      (3,856,474)      (10,016,427)   (10,625,216)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                               1,982           27,777                --              711               472            375
  Annuity benefit payments             (42,861)        (148,354)               --           (7,649)           (8,969)        (5,995)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (7,688,777)     (19,850,552)        2,112,094        4,483,657        (8,710,620)    (6,394,936)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (3,086,946)      10,990,131         2,144,597        6,386,568         5,474,784     (6,194,178)
Net assets at the beginning
  of year or period                 92,040,204      150,580,435        39,615,179       23,945,771        60,308,547     41,112,391
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    88,953,258      161,570,566        41,759,776       30,332,339        65,783,331     34,918,213
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $     4,144,099          383,735           155,583         (442,918)         (940,607)      (380,781)
  Net realized gains
    (losses) on investments         (1,208,185)       6,814,648          (120,893)       3,817,071         7,220,878     (1,087,250)
  Net change in unrealized
    appreciation
    (depreciation)                  (5,752,044)     (35,631,837)         (260,109)        (869,383)       (6,268,847)    (6,732,339)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (2,816,130)     (28,433,454)         (225,419)       2,504,770            11,424     (8,200,370)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         4,696,489        6,749,839         3,399,800       11,264,250         4,648,860      3,868,564
  Contract terminations,
    withdrawal payments and
    charges                        (13,449,282)     (18,206,891)       (4,291,154)     (44,100,732)      (13,310,777)    (4,967,192)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                               2,154          (33,253)               --               62               747            393
  Annuity benefit payments             (39,959)        (127,078)               --             (689)          (10,717)        (5,036)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (8,790,598)     (11,617,383)         (891,354)     (32,837,109)       (8,671,887)    (1,103,271)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                           (11,606,728)     (40,050,837)       (1,116,773)     (30,332,339)       (8,660,463)    (9,303,641)
Net assets at the beginning
  of year or period                 88,953,258      161,570,566        41,759,776       30,332,339        65,783,331     34,918,213
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    77,346,530      121,519,729        40,643,003               --        57,122,868     25,614,572
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                   IVY VIP          IVY VIP           IVY VIP          IVY VIP           IVY VIP         IVY VIP
                                    PATH              PATH           PATH MOD         PATHFINDER        PATHFINDER      PATHFINDER
                                   MOD AGG          MOD CON             MVF           AGGRESSIVE         CONSERV         MOD AGGR
                                  MVF CL II        MVF CL II           CL II            CL II             CL II           CL II
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $      (627,687)        (311,474)       (3,287,375)         (85,114)         (175,259)    (1,155,550)
  Net realized gains
    (losses) on investments          1,987,668          646,612        10,386,464        1,251,135           838,354     24,608,301
  Net change in unrealized
    appreciation
    (depreciation)                   7,962,670        3,068,452        35,876,219        1,819,174         2,066,729     11,933,058
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         9,322,651        3,403,590        42,975,308        2,985,195         2,729,824     35,385,809
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments        10,512,934        1,600,403        23,779,477        1,588,406         1,404,684        857,911
  Contract terminations,
    withdrawal payments and
    charges                         (4,820,278)      (4,040,135)      (12,629,776)      (4,227,834)       (6,689,469)   (32,761,667)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --               --                --               --                 9             --
  Annuity benefit payments                  --               --                --               --           (12,089)            --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       5,692,656       (2,439,732)       11,149,701       (2,639,428)       (5,296,865)   (31,903,756)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            15,015,307          963,858        54,125,009          345,767        (2,567,041)     3,482,053
Net assets at the beginning
  of year or period                 62,068,588       34,087,877       345,138,193       17,383,185        32,156,119    246,007,469
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    77,083,895       35,051,735       399,263,202       17,728,952        29,589,078    249,489,522
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $       (29,778)        (146,009)       (1,593,587)          81,376           (44,790)     1,072,636
  Net realized gains
    (losses) on investments          2,674,543        1,125,513        13,023,202          650,319           697,420     17,170,987
  Net change in unrealized
    appreciation
    (depreciation)                  (7,194,995)      (2,350,072)      (33,733,237)      (1,450,414)       (1,422,928)   (30,206,358)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (4,550,230)      (1,370,568)      (22,303,622)        (718,719)         (770,298)   (11,962,735)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         6,272,371        1,954,867        32,014,881          810,520         1,616,035      2,799,293
  Contract terminations,
    withdrawal payments and
    charges                         (7,066,126)      (3,718,662)      (11,896,716)      (3,494,501)       (5,770,738)   (41,876,736)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --               --                --               --                 2             --
  Annuity benefit payments                  --               --                --               --           (12,153)            --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                        (793,755)      (1,763,795)       20,118,165       (2,683,981)       (4,166,854)   (39,077,443)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (5,343,985)      (3,134,363)       (2,185,457)      (3,402,700)       (4,937,152)   (51,040,178)
Net assets at the beginning
  of year or period                 77,083,895       35,051,735       399,263,202       17,728,952        29,589,078    249,489,522
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    71,739,910       31,917,372       397,077,745       14,326,252        24,651,926    198,449,344
                               ================  ===============  ================  ===============   ===============  =============


See accompanying notes to financial statements.




--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                   IVY VIP          IVY VIP           IVY VIP          IVY VIP           IVY VIP         IVY VIP
                                 PATHFINDER        PATHFINDER        SCIENCE &         SECURIAN         SMALL CAP       SMALL CAP
                                MOD CONS CL II    MODERATE CL II     TECH CL II       RE SEC CL II       CORE CL II    GROWTH CL II
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $      (318,712)      (1,106,394)       (1,101,716)         (24,894)         (898,736)      (410,115)
  Net realized gains
    (losses) on investments          3,206,300       16,189,031        10,554,299        2,066,864        10,517,171      1,093,456
  Net change in unrealized
    appreciation
    (depreciation)                   4,560,725       10,913,055         9,193,053       (1,611,245)       (1,883,437)     4,980,521
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         7,448,313       25,995,692        18,645,636          430,725         7,734,998      5,663,862
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments           429,120          550,126        16,005,447          495,000        10,867,586        770,586
  Contract terminations,
    withdrawal payments and
    charges                        (11,219,089)     (29,106,700)      (13,782,337)      (2,126,784)      (13,577,445)    (3,900,339)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --              188             3,513              491             1,635            480
  Annuity benefit payments                  --           (3,788)          (39,612)          (3,613)          (33,519)        (2,432)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                     (10,789,969)     (28,560,174)        2,187,011       (1,634,906)       (2,741,743)    (3,131,705)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (3,341,656)      (2,564,482)       20,832,647       (1,204,181)        4,993,255      2,532,157
Net assets at the beginning
  of year or period                 70,486,377      208,956,055        61,890,871       12,144,828        63,332,625     27,864,474
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    67,144,721      206,391,573        82,723,518       10,940,647        68,325,880     30,396,631
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $        27,903          158,312        (1,216,160)           9,769          (836,625)      (451,606)
  Net realized gains
    (losses) on investments          2,498,652       12,166,243        15,296,555          412,645        12,769,783     10,035,792
  Net change in unrealized
    appreciation
    (depreciation)                  (4,628,703)     (21,084,507)      (18,212,217)      (1,123,004)      (18,168,251)   (12,574,594)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (2,102,148)      (8,759,952)       (4,131,822)        (700,590)       (6,235,093)    (2,990,408)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments           458,225        2,389,021         7,619,262          449,341         2,803,264     40,220,349
  Contract terminations,
    withdrawal payments and
    charges                        (10,720,761)     (32,250,542)      (18,912,662)      (2,332,315)      (13,114,556)   (10,598,872)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --              222             4,827              509             6,659         (7,227)
  Annuity benefit payments                  --           (3,901)          (40,259)          (3,416)          (34,528)        (8,268)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                     (10,262,536)     (29,865,200)      (11,328,832)      (1,885,881)      (10,339,161)    29,605,982
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                           (12,364,684)     (38,625,152)      (15,460,654)      (2,586,471)      (16,574,254)    26,615,574
Net assets at the beginning
  of year or period                 67,144,721      206,391,573        82,723,518       10,940,647        68,325,880     30,396,631
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    54,780,037      167,766,421        67,262,864        8,354,176        51,751,626     57,012,205
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                                                       JANUS                              JANUS
                                                     JANUS           HENDERSON          JANUS           HENDERSON         JANUS
                                   IVY VIP         HENDERSON         FLEXIBLE         HENDERSON           MID CP        HENDERSON
                                 VALUE CL II      BALANCED SS         BOND SS          FORTY SS           VAL SS       OVERSEAS SS
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $        62,744           (2,890)          221,900         (557,351)         (206,915)        91,803
  Net realized gains
    (losses) on investments          2,500,550          572,956            (2,910)       1,491,537         1,143,776     (6,615,489)
  Net change in unrealized
    appreciation
    (depreciation)                   6,608,150        2,956,697           119,937        9,170,485         1,946,025     17,723,840
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         9,171,444        3,526,763           338,927       10,104,671         2,882,886     11,200,154
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         1,578,523        2,476,923         4,529,649       11,511,586           985,599      4,264,293
  Contract terminations,
    withdrawal payments and
    charges                        (12,860,340)      (2,500,705)       (1,196,576)     (10,287,509)       (2,626,660)   (11,935,758)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                              22,816                2                52            7,288                62          3,305
  Annuity benefit payments             (93,915)          (2,624)           (1,920)         (31,963)           (4,394)       (18,358)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                     (11,352,916)         (26,404)        3,331,205        1,199,402        (1,645,393)    (7,686,518)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (2,181,472)       3,500,359         3,670,132       11,304,073         1,237,493      3,513,636
Net assets at the beginning
  of year or period                 89,435,653       21,636,898        17,218,645       35,727,688        24,812,857     40,773,291
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    87,254,181       25,137,257        20,888,777       47,031,761        26,050,350     44,286,927
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $       428,870           93,828           255,940         (694,434)         (140,222)       110,602
  Net realized gains
    (losses) on investments          3,166,695        1,386,821          (119,457)       8,412,708         2,463,922       (647,734)
  Net change in unrealized
    appreciation
    (depreciation)                  (9,702,210)      (1,777,460)         (720,270)      (7,443,382)       (6,070,678)    (5,724,466)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (6,106,645)        (296,811)         (583,787)         274,892        (3,746,978)    (6,261,598)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         2,048,867        4,103,568         2,328,957       10,735,653         1,087,510      1,826,803
  Contract terminations,
    withdrawal payments and
    charges                        (14,097,091)      (3,152,163)       (2,516,601)     (10,649,182)       (2,159,252)    (7,316,203)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                             (33,631)          (4,227)               54          (13,822)               64         (6,163)
  Annuity benefit payments             (82,634)         (12,496)           (1,834)         (29,096)           (4,422)       (14,240)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                     (12,164,489)         934,682          (189,424)          43,553        (1,076,100)    (5,509,803)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                           (18,271,134)         637,871          (773,211)         318,445        (4,823,078)   (11,771,401)
Net assets at the beginning
  of year or period                 87,254,181       25,137,257        20,888,777       47,031,761        26,050,350     44,286,927
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    68,983,047       25,775,128        20,115,566       47,350,206        21,227,272     32,515,526
                               ================  ===============  ================  ===============   ===============  =============


See accompanying notes to financial statements.




--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                 MFS VIT II       MFS VIT MID       MORGSTANLEY      MORNINGSTAR       MORNINGSTAR     MORNINGSTAR
                                 INTL VALUE        CAP GROWTH       VIF EMG MK       AGGR GROWTH         BALANCED      CONSERVATIVE
                                     SC              SER SC           EQ CL 2           ETF II            ETF II          ETF II
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $       (21,525)         (20,576)         (215,689)         (22,504)          110,278         38,685
  Net realized gains
    (losses) on investments            241,527           84,130           646,142          706,097         4,880,941        (29,766)
  Net change in unrealized
    appreciation
    (depreciation)                   2,761,462          216,685         7,267,570          670,232         1,800,824        623,259
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         2,981,464          280,239         7,698,023        1,353,825         6,792,043        632,178
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         3,210,874          176,733         4,590,734          969,700         1,834,470      2,294,315
  Contract terminations,
    withdrawal payments and
    charges                         (1,847,427)        (493,371)       (6,889,036)      (1,195,034)       (7,462,779)    (3,241,878)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  71               --                75               --             1,466             --
  Annuity benefit payments              (2,725)              --            (4,214)              --           (23,491)            --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       1,360,793         (316,638)       (2,302,441)        (225,334)       (5,650,334)      (947,563)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                             4,342,257          (36,399)        5,395,582        1,128,491         1,141,709       (315,385)
Net assets at the beginning
  of year or period                 10,954,082        1,220,680        23,134,251        7,797,544        60,540,310     14,462,534
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    15,296,339        1,184,281        28,529,833        8,926,035        61,682,019     14,147,149
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $       (88,098)         (25,442)         (274,797)         (10,494)          191,332         80,736
  Net realized gains
    (losses) on investments            462,872          419,992           849,570          879,962         5,503,226        101,419
  Net change in unrealized
    appreciation
    (depreciation)                  (2,207,832)        (441,138)       (5,569,310)      (1,817,578)       (9,731,093)      (738,538)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (1,833,058)         (46,588)       (4,994,537)        (948,110)       (4,036,535)      (556,383)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         2,944,457        1,306,085         3,580,239        1,301,134           726,343      2,365,643
  Contract terminations,
    withdrawal payments and
    charges                         (1,238,807)        (935,898)       (4,496,425)      (1,168,928)      (10,210,836)    (2,711,450)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  85               --                84               --             1,622             --
  Annuity benefit payments              (2,892)              --            (4,287)              --           (23,461)            --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       1,702,843          370,187          (920,389)         132,206        (9,506,332)      (345,807)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                              (130,215)         323,599        (5,914,926)        (815,904)      (13,542,867)      (902,190)
Net assets at the beginning
  of year or period                 15,296,339        1,184,281        28,529,833        8,926,035        61,682,019     14,147,149
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    15,166,124        1,507,880        22,614,907        8,110,131        48,139,152     13,244,959
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                                                     NEUBERGER
                                 MORNINGSTAR       MORNINGSTAR         BERMAN         OPPENHEIMER       OPPENHEIMER      PIMCO VIT
                                   GROWTH         INC & GROWTH        SUSTAIN          INTL GROW         MS SM CAP      GLB DIV ALL
                                   ETF II            ETF II           EQ S CL           VA SS             VA SS           ADV CL
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $       (29,369)          69,700           (42,629)        (130,694)          (37,314)     1,930,811
  Net realized gains
    (losses) on investments          2,738,994        1,423,249           208,262          374,041           129,054        (71,305)
  Net change in unrealized
    appreciation
    (depreciation)                     809,100          747,859           373,504        8,238,750           320,404     14,941,761
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                         3,518,725        2,240,808           539,137        8,482,097           412,144     16,801,267
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         2,134,273          846,485           573,146        1,417,318           575,706     23,931,455
  Contract terminations,
    withdrawal payments and
    charges                         (4,084,435)      (3,532,404)         (696,144)      (4,983,867)         (997,261)    (1,847,215)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  31               --                28              191                --             --
  Annuity benefit payments              (2,379)              --            (1,041)          (6,691)               --             --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (1,952,510)      (2,685,919)         (124,011)      (3,573,049)         (421,555)    22,084,240
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                             1,566,215         (445,111)          415,126        4,909,048            (9,411)    38,885,507
Net assets at the beginning
  of year or period                 23,992,487       28,063,068         3,243,199       35,350,316         3,813,911    101,402,853
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    25,558,702       27,617,957         3,658,325       40,259,364         3,804,500    140,288,360
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $        35,024          122,056           (44,695)        (351,366)          (58,592)       717,293
  Net realized gains
    (losses) on investments          3,612,765          867,632           242,692          986,754           493,592      3,413,833
  Net change in unrealized
    appreciation
    (depreciation)                  (5,778,518)      (2,372,561)         (395,919)      (9,072,842)         (832,100)   (21,212,566)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        (2,130,729)      (1,382,873)         (197,922)      (8,437,454)         (397,100)   (17,081,440)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         2,926,482        1,171,474           151,231        4,243,758           236,715     30,084,302
  Contract terminations,
    withdrawal payments and
    charges                         (5,871,101)      (5,247,463)         (775,983)      (2,320,388)         (685,250)    (1,929,216)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                 450               --                31              215                --             --
  Annuity benefit payments              (9,415)              --            (1,123)          (6,806)               --             --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (2,953,584)      (4,075,989)         (625,844)       1,916,779          (448,535)    28,155,086
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (5,084,313)      (5,458,862)         (823,766)      (6,520,675)         (845,635)    11,073,646
Net assets at the beginning
  of year or period                 25,558,702       27,617,957         3,658,325       40,259,364         3,804,500    140,288,360
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    20,474,389       22,159,095         2,834,559       33,738,689         2,958,865    151,362,006
                               ================  ===============  ================  ===============   ===============  =============


See accompanying notes to financial statements.




--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                  PIMCO VIT        PIMCO VIT         PUTNAM VT        PUTNAM VT         PUTNAM VT       PUTNAM VT
                                LOW DUR PORT      TOTAL RETURN     EQUITY INCOME      GROWTH AND        GROWTH OPP       INTER EQ
                                   ADV CL            ADV CL            CL IB        INC CL IB (B)         CL IB           CL IB
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $      (144,783)         765,214           (72,104)         105,682           (71,508)        26,922
  Net realized gains
    (losses) on investments           (130,525)        (319,820)          436,367          905,562           165,117        200,178
  Net change in unrealized
    appreciation
    (depreciation)                     131,197        4,879,988         1,374,528         (546,988)        1,149,302        532,511
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                          (144,111)       5,325,382         1,738,791          464,256         1,242,911        759,611
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         7,431,800       13,496,760         9,462,611        1,614,746         4,133,549        123,764
  Contract terminations,
    withdrawal payments and
    charges                         (5,613,314)      (7,623,332)       (1,007,921)      (8,450,078)       (2,313,235)      (957,608)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                 117              240               202               85                 1            265
  Annuity benefit payments             (10,851)         (14,034)           (5,607)          (2,010)             (495)        (3,800)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                       1,807,752        5,859,634         8,449,285       (6,837,257)        1,819,820       (837,379)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                             1,663,641       11,185,016        10,188,076       (6,373,001)        3,062,731        (77,768)
Net assets at the beginning
  of year or period                 61,878,612      158,406,411         5,355,987        6,373,001         3,760,565      3,312,339
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    63,542,253      169,591,427        15,544,063               --         6,823,296      3,234,571
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $       208,693        1,606,913          (122,229)              --          (141,582)        (1,953)
  Net realized gains
    (losses) on investments           (498,124)         (30,162)        1,182,920               --           898,112        140,911
  Net change in unrealized
    appreciation
    (depreciation)                    (501,478)      (5,204,593)       (2,468,655)              --        (1,077,250)      (759,869)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                          (790,909)      (3,627,842)       (1,407,964)              --          (320,720)      (620,911)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         3,501,980        8,181,384         1,103,840               --         6,130,809        168,340
  Contract terminations,
    withdrawal payments and
    charges                         (7,889,954)     (17,806,620)       (2,004,414)              --        (1,849,866)      (396,838)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                 117              232               353               --                (1)           306
  Annuity benefit payments             (10,305)         (13,294)           (8,024)              --              (577)        (1,813)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (4,398,162)      (9,638,298)         (908,245)              --         4,280,365       (230,005)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (5,189,071)     (13,266,140)       (2,316,209)              --         3,959,645       (850,916)
Net assets at the beginning
  of year or period                 63,542,253      169,591,427        15,544,063               --         6,823,296      3,234,571
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    58,353,182      156,325,287        13,227,854               --        10,782,941      2,383,655
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                  PUTNAM VT                                            SFT GOVT         SFT INDEX
                                 SUS LEADERS        SFT CORE        SFT DYNAMIC         MONEY             400 MC         SFT INDEX
                                  FD CL IB          BOND CL 2         MGD VOL           MARKET             CL 2           500 CL 2
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $       (11,854)      (2,772,362)       (4,575,350)        (354,973)         (990,127)    (2,153,594)
  Net realized gains
    (losses) on investments            269,051        4,730,406         1,959,037               --        10,850,757     12,905,588
  Net change in unrealized
    appreciation
    (depreciation)                      94,663        4,464,981        50,655,759               --         1,072,148     27,170,090
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                           351,860        6,423,025        48,039,446         (354,973)       10,932,778     37,922,084
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         1,598,250       12,895,384        44,951,039       11,193,373         5,798,752     14,648,028
  Contract terminations,
    withdrawal payments and
    charges                         (1,020,344)     (13,833,057)       (6,601,987)     (18,847,526)      (18,672,004)   (14,421,717)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --            9,294                --              570             3,000          8,939
  Annuity benefit payments                  --         (125,039)               --          (14,331)          (51,649)    (5,465,542)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                         577,906       (1,053,418)       38,349,052       (7,667,914)      (12,921,901)    (5,230,292)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                               929,766        5,369,607        86,388,498       (8,022,887)       (1,989,123)    32,691,792
Net assets at the beginning
  of year or period                  1,131,891      195,670,933       273,245,709       34,125,303        84,752,467    193,515,964
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     2,061,657      201,040,540       359,634,207       26,102,416        82,763,344    226,207,756
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $       (34,805)      (2,719,202)       (5,551,467)         (39,074)         (901,809)    (2,297,969)
  Net realized gains
    (losses) on investments            316,472        8,274,015         1,758,901               --         8,436,617     17,372,594
  Net change in unrealized
    appreciation
    (depreciation)                    (291,165)      (9,521,795)      (14,045,976)              --       (16,688,595)   (26,715,342)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                            (9,498)      (3,966,982)      (17,838,542)         (39,074)       (9,153,787)   (11,640,717)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments           467,092       59,011,721        62,907,007       29,705,043         2,899,157      9,628,170
  Contract terminations,
    withdrawal payments and
    charges                           (861,753)     (25,012,683)       (4,935,705)     (23,416,918)      (11,292,028)   (21,631,288)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                                  --           12,368               137           (1,040)            7,911        217,482
  Annuity benefit payments                  --         (110,727)             (991)         (12,235)          (39,882)    (5,692,966)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                        (394,661)      33,900,679        57,970,448        6,274,850        (8,424,842)   (17,478,602)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                              (404,159)      29,933,697        40,131,906        6,235,776       (17,578,629)   (29,119,319)
Net assets at the beginning
  of year or period                  2,061,657      201,040,540       359,634,207       26,102,416        82,763,344    226,207,756
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $     1,657,498      230,974,237       399,766,113       32,338,192        65,184,715    197,088,437
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                  SFT INTL                            SFT IVY                              SFT
                                    BOND            SFT IVY          SMALL CAP         SFT MGD           MORTGAGE        SFT REAL
                                    CL 2             GROWTH           GROWTH          VOL EQUITY         CL 2 (C)      ESTATE CL 2
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $    (1,127,398)      (2,617,919)         (648,379)      (3,051,000)         (801,174)    (1,063,087)
  Net realized gains
    (losses) on investments          2,455,918        9,754,596         2,299,989          538,490         1,542,105      4,661,455
  Net change in unrealized
    appreciation
    (depreciation)                  (1,478,350)      41,009,171         9,192,218       31,759,911          (404,275)      (623,384)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                          (149,830)      48,145,848        10,843,828       29,247,401           336,656      2,974,984
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         4,252,824        2,357,272         2,604,704       54,480,158         3,230,416      4,109,168
  Contract terminations,
    withdrawal payments and
    charges                         (6,501,822)     (31,156,514)       (7,685,346)      (4,478,880)       (6,320,263)    (7,994,092)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                               5,591           40,634            23,536               --            (3,330)          (332)
  Annuity benefit payments             (31,500)        (214,308)          (89,444)              --           (55,808)       (48,874)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (2,274,907)     (28,972,916)       (5,146,550)      50,001,278        (3,148,985)    (3,934,130)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (2,424,737)      19,172,932         5,697,278       79,248,679        (2,812,329)      (959,146)
Net assets at the beginning
  of year or period                 83,587,130      185,798,724        48,962,203      176,901,584        58,908,536     77,047,525
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    81,162,393      204,971,656        54,659,481      256,150,263        56,096,207     76,088,379
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $    (1,086,160)      (2,682,854)         (742,491)      (3,985,978)         (679,497)      (998,474)
  Net realized gains
    (losses) on investments          2,788,322       17,637,091         4,928,825        1,036,880         6,313,183      7,788,354
  Net change in unrealized
    appreciation
    (depreciation)                  (1,767,918)     (10,689,740)       (6,387,694)     (15,898,867)       (7,068,704)   (11,435,926)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                           (65,756)       4,264,497        (2,201,360)     (18,847,965)       (1,435,018)    (4,646,046)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         4,452,000        7,206,588         6,131,230       58,724,259         2,002,712      4,080,158
  Contract terminations,
    withdrawal payments and
    charges                         (7,797,861)     (39,713,790)      (10,904,077)      (5,102,138)      (56,623,937)   (11,228,842)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                              (9,601)           5,913           (28,701)             138            (1,954)       (12,846)
  Annuity benefit payments             (24,298)        (216,058)          (79,551)            (986)          (38,010)       (35,828)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                      (3,379,760)     (32,717,347)       (4,881,099)      53,621,273       (54,661,189)    (7,197,358)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                            (3,445,516)     (28,452,850)       (7,082,459)      34,773,308       (56,096,207)   (11,843,404)
Net assets at the beginning
  of year or period                 81,162,393      204,971,656        54,659,481      256,150,263        56,096,207     76,088,379
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $    77,716,877      176,518,806        47,577,022      290,923,571                --     64,244,975
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
               Years or Periods Ended December 31, 2018 and 2017

                                                                     SEGREGATED SUB-ACCOUNTS*
                               -----------------------------------------------------------------------------------------------------
                                                      SFT
                                                   WELLINGTON        TOPS MGD          TOPS MGD          TOPS MGD        TOPS MGD
                                 SFT T. ROWE      CORE EQUITY        RISK BAL         RISK FLEX        RISK GROWTH       RISK MOD
                                 PRICE VALUE          CL 2           ETF CL 2            ETF             ETF CL 2      GRO ETF CL 2
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
YEAR OR PERIOD ENDED
  DECEMBER 31, 2017
Operations
  Investment income (loss) -
    net                        $    (1,842,668)        (664,205)            6,557         (390,618)           65,507         46,254
  Net realized gains
    (losses) on investments          4,196,583        2,066,957           266,716          247,209           772,559        169,660
  Net change in unrealized
    appreciation
    (depreciation)                  17,803,582        7,894,305         1,682,655        9,940,053        11,413,652      2,823,538
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                        20,157,497        9,297,057         1,955,928        9,796,644        12,251,718      3,039,452
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments           923,604          428,382         1,113,547       22,341,576         2,962,467      1,530,393
  Contract terminations,
    withdrawal payments and
    charges                        (17,184,971)      (8,555,823)       (4,412,553)      (4,118,097)       (8,760,630)    (2,360,167)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                               1,381            5,336                --               --                --             --
  Annuity benefit payments             (38,146)         (31,761)               --               --                --             --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                     (16,298,132)      (8,153,866)       (3,299,006)      18,223,479        (5,798,163)      (829,774)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                             3,859,365        1,143,191        (1,343,078)      28,020,123         6,453,555      2,209,678
Net assets at the beginning
  of year or period                126,204,702       51,509,908        23,578,557       94,299,344        80,182,907     25,120,472
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $   130,064,067       52,653,099        22,235,479      122,319,467        86,636,462     27,330,150
                               ================  ===============  ================  ===============   ===============  =============

YEAR OR PERIOD ENDED
  DECEMBER 31, 2018
Operations
  Investment income (loss) -
    net                        $    (1,731,533)        (627,854)           39,859         (297,684)           12,254         36,612
  Net realized gains
    (losses) on investments          4,702,204        2,988,504         1,348,458          890,036         5,018,141      1,473,238
  Net change in unrealized
    appreciation
    (depreciation)                 (15,971,322)      (3,611,981)       (2,984,678)     (10,668,812)      (13,536,475)    (3,699,555)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Net increase (decrease) in
  net assets resulting from
  operations                       (13,000,651)      (1,251,331)       (1,596,361)     (10,076,460)       (8,506,080)    (2,189,705)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------

Contract transactions
  (notes 3 and 6)
  Contract purchase payments         1,728,996        1,140,482         2,068,526       13,322,617         1,860,398      1,103,834
  Contract terminations,
    withdrawal payments and
    charges                        (15,494,578)      (8,357,926)       (3,923,796)      (4,390,622)       (4,753,517)    (3,335,240)
  Actuarial adjustments for
    mortality experience on
    annuities in payment
    period                               1,615           (1,990)               --               --                --             --
  Annuity benefit payments             (33,308)         (33,711)               --               --                --             --
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                     (13,797,275)      (7,253,145)       (1,855,270)       8,931,995        (2,893,119)    (2,231,406)
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
Increase (decrease) in net
  assets                           (26,797,926)      (8,504,476)       (3,451,631)      (1,144,465)      (11,399,199)    (4,421,111)
Net assets at the beginning
  of year or period                130,064,067       52,653,099        22,235,479      122,319,467        86,636,462     27,330,150
                               ----------------  ---------------  ----------------  ---------------   ---------------  -------------
NET ASSETS AT THE END OF
  YEAR OR PERIOD               $   103,266,141       44,148,623        18,783,848      121,175,002        75,237,263     22,909,039
                               ================  ===============  ================  ===============   ===============  =============

See accompanying notes to financial statements.

--------
(a) For the year ended December 31, 2017 and the period from January 1, 2018 through November 2, 2018.

(b) For period from January 1, 2017 through May 15, 2017.

(c) For the year ended December 31, 2017 and for the period from January 1, 2018 through November 30, 2018.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

(1)  ORGANIZATION AND BASIS OF PRESENTATION

     The Variable Annuity Account (the Account) was established on September 10, 1984 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account currently offers nineteen types of contracts consisting of ninety-three segregated sub-accounts to which contract owners may allocate their purchase payments. The financial statements presented herein include MultiOption Flex, MultiOption Single, and MultiOption Select (each of which has the same mortality and expense charges and unit value); MultiOption Classic and MultiOption Achiever (each of which has the same mortality and expense charges, administrative charges, and unit value); MegAnnuity; UMOA; MultiOption Advisor B, C, and L Class; Adjustable Income Annuity; MultiOption Legend; MultiOption Extra; MultiOption Guide B and L Series; MultiOption Advantage; Waddell & Reed Retirement Builder; and Waddell & Reed Retirement Builder II B and L Series. The Account's mortality and expense risk charge and administrative charge vary based on the contract and optional benefits that are issued. The differentiating features of the contracts are described in notes 2 and 3 below.

     The assets of each segregated sub-account are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Contract owners allocate their variable annuity purchase payments to one or more of the ninety-three segregated sub-accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the Sub-accounts):

       - AB VPS Dynamic Asset Allocation Portfolio - Class B Shares (AB VPS DynAsstAll Cl B)
       - AB VPS International Value Portfolio - Class B Shares (AB VPS Intl Value Cl B)
       -   American Century Investments II VP Inflation Protection Fund -
           Class II Shares (Am Century VP Infl Pro Cl II)
       - American Century Investments VP Income & Growth Fund - Class II Shares (Am Century VP Inc & Gro Cl II)
       - American Funds IS(R) Global Bond Fund - Class 2 Shares (Amer Funds IS Glbl Bond Cl 2)
       - American Funds IS(R) Global Growth Fund - Class 2 Shares (Amer Funds IS Glbl Growth Cl 2)
       - American Funds IS(R) Global Small Capitalization Fund - Class 2 Shares (Amer Funds IS Glbl Sm Cp Cl 2)
       - American Funds IS(R) Growth Fund - Class 2 Shares (Amer Funds IS Growth Cl 2)
       - American Funds IS(R) Growth-Income Fund - Class 2 Shares (Amer Funds IS Growth-Inc Cl 2)
       - American Funds IS(R) International Fund - Class 2 Shares (Amer Funds IS Intl Cl 2)
       - American Funds IS(R) New World Fund(R) - Class 2 Shares (Amer Funds IS New World Cl 2)
       - American Funds IS(R) U.S. Government/AAA-Rated Securities Fund - Class 2 Shares (Amer Funds IS US Govt/AAA Cl 2)
       - Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 (Fidelity VIP Equity-Income SC2)
       - Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (Fidelity VIP Mid Cap SC2)
       -   Franklin Templeton VIP Trust Franklin Mutual Shares VIP Fund
           Class 2 (Franklin Mutual Shs VIP Cl 2)
       -   Franklin Templeton VIP Trust Franklin Small Cap Value VIP Fund
           Class 2 (Franklin Small Cp Val VIP Cl 2)
       -   Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP
           Fund Class 2 (Franklin Sm-Md Cp Gr VIP Cl 2)
       - Franklin Templeton VIP Trust Templeton Developing Markets VIP Fund Class 2 (Franklin Dev Mkts VIP Cl 2)
       - Goldman Sachs VIT High Quality Floating Rate Fund - Service Shares (Goldman Sachs VI HQ Flt Rt SS)
       - Goldman Sachs VIT Global Trends Allocation Fund - Service Shares (Goldman Sachs VIT Gbl Trnds SS)
       -   Invesco V.I. American Value Fund - Series II Shares (Invesco VI
           Amer Value Sr II)
       -   Invesco V.I. Comstock Fund - Series II Shares (Invesco VI Comstock
           Sr II)
       - Invesco V.I. Equity and Income Fund - Series II Shares (Invesco VI Equity & Inc Sr II)
       - Invesco V.I. Growth and Income Fund - Series II Shares (Invesco VI Growth & Inc Sr II)
       -   Invesco V.I. Small Cap Equity Fund - Series II Shares (Invesco VI
           Sm Cap Eqty Sr II)
       -   Ivy VIP - Asset Strategy Class II (Ivy VIP Asset Strategy Cl II)
       -   Ivy VIP - Balanced Class II (Ivy VIP Balanced Cl II)
       -   Ivy VIP - Core Equity Class II (Ivy VIP Core Equity Cl II)

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

       -   Ivy VIP - Corporate Bond Class II (Ivy VIP Corporate Bond Cl II)
       -   Ivy VIP - Energy Class II (Ivy VIP Energy Cl II)
       -   Ivy VIP - Global Bond Class II (Ivy VIP Global Bond Cl II)
       -   Ivy VIP - Global Equity Income Class II (Ivy VIP Global Eq Inc Cl
           II)
       -   Ivy VIP - Global Growth Class II (Ivy VIP Global Growth Cl II)
       - Ivy VIP - Government Money Market Class II (Ivy VIP Govt Money Market Cl II)
       -   Ivy VIP - Growth Class II (Ivy VIP Growth Cl II)
       -   Ivy VIP - High Income Class II (Ivy VIP High Income Cl II)
       - Ivy VIP - International Core Equity Class II (Ivy VIP Intl Core Equity Cl II)
       -   Ivy VIP - Limited-Term Bond Class II (Ivy VIP Limited-Term Bond
           Cl II)
       -   Ivy VIP - Mid Cap Growth Class II (Ivy VIP Mid Cap Growth Cl II)
       -   Ivy VIP - Natural Resources Class II (Ivy VIP Natural Res Cl II)
       - Ivy VIP - Pathfinder Aggressive Class II (Ivy VIP Pathfinder Aggressive Cl II)
       - Ivy VIP - Pathfinder Conservative Class II (Ivy VIP Pathfinder Conserv Cl II)
       - Ivy VIP - Pathfinder Moderate - Managed Volatility Class II (Ivy VIP Path Mod MVF Cl II)
       -   Ivy VIP - Pathfinder Moderate Class II (Ivy VIP Pathfinder
           Moderate Cl II)
       - Ivy VIP - Pathfinder Moderately Aggressive - Managed Volatility Class II (Ivy VIP Path Mod Agg MVF Cl II)
       - Ivy VIP - Pathfinder Moderately Aggressive Class II (Ivy VIP Pathfinder Mod Aggr Cl II)
       - Ivy VIP - Pathfinder Moderately Conservative - Managed Volatility Class II (Ivy VIP Path Mod Con MVF Cl II)
       - Ivy VIP - Pathfinder Moderately Conservative Class II (Ivy VIP Pathfinder Mod Cons Cl II)
       - Ivy VIP - Securian Real Estate Securities Class II (Ivy VIP Securian RE Sec Cl II)
       -   Ivy VIP - Science and Technology Class II (Ivy VIP Science & Tech
           Cl II)
       -   Ivy VIP - Small Cap Core Class II (Ivy VIP Small Cap Core Cl II)
       -   Ivy VIP - Small Cap Growth Class II (Ivy VIP Small Cap Growth Cl
           II)
       -   Ivy VIP - Value Class II (Ivy VIP Value Cl II)
       - Janus Aspen Series - Janus Henderson Balanced Portfolio - Service Shares (Janus Henderson Balanced SS)
       -   Janus Aspen Series - Janus Henderson Flexible Bond - Service
           Shares (Janus Henderson Flexible Bond SS)
       - Janus Aspen Series - Janus Henderson Forty Portfolio - Service Shares (Janus Henderson Forty SS)
       - Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio - Service Shares (Janus Henderson Mid Cp Val SS)
       - Janus Aspen Series - Janus Henderson Overseas Portfolio - Service Shares (Janus Henderson Overseas SS)
       - Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio - Class II Shares (ClearBridge Var Sm Gro Cl II)
       - MFS(R) VIT - Mid Cap Growth Series - Service Class (MFS VIT Mid Cap Growth Ser SC)
       - MFS(R) VIT II - International Value Portfolio - Service Class (MFS VIT II Intl Value SC)
       - Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II Shares (MorgStanley VIF Emg Mk Eq Cl 2)
       - Morningstar Aggressive Growth ETF Asset Allocation Portfolio - Class II Shares (Morningstar Aggr Growth ETF II)
       - Morningstar Balanced ETF Asset Allocation Portfolio - Class II Shares (Morningstar Balanced ETF II)
       -   Morningstar Conservative ETF Asset Allocation Portfolio -
           Class II Shares (Morningstar Conservative ETF II)
       -   Morningstar Growth ETF Asset Allocation Portfolio - Class II
           Shares (Morningstar Growth ETF II)
       -   Morningstar Income and Growth Asset Allocation Portfolio -
           Class II Shares (Morningstar Inc & Growth ETF II)
       - Neuberger Berman Advisers Management Trust Sustainable Equity - S Class Shares (Neuberger Berman Sustain Eq S Cl)
       - Northern Lights VT TOPS(R) Managed Risk Balanced ETF Portfolio - Class 2 Shares (TOPS Mgd Risk Bal ETF Cl 2)
       - Northern Lights VT TOPS(R) Managed Risk Flex ETF Portfolio (TOPS Mgd Risk Flex ETF)
       - Northern Lights VT TOPS(R) Managed Risk Growth ETF Portfolio - Class 2 Shares (TOPS Mgd Risk Growth ETF Cl 2)
       - Northern Lights VT TOPS(R) Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares (TOPS Mgd Risk Mod Gro ETF Cl 2)
       - Oppenheimer VA Funds - Oppenheimer International Growth Fund/VA Service Shares (Oppenheimer Intl Grow VA SS)
       - Oppenheimer VA Funds - Oppenheimer Main Street Small Cap Fund(R)/VA Service Shares (Oppenheimer MS Sm Cap VA SS)
       - PIMCO VIT - PIMCO Global Diversified Allocation Portfolio Advisor Class Shares (PIMCO VIT Glb Div All Adv Cl)
       - PIMCO VIT - PIMCO Low Duration Portfolio Advisor Class Shares (PIMCO VIT Low Dur Port Adv Cl)
       - PIMCO VIT - PIMCO Total Return Portfolio Advisor Class Shares (PIMCO VIT Total Return Adv Cl)

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

       - Putnam VT Equity Income Fund - Class IB Shares (Putnam VT Equity Income Cl IB)
       - Putnam VT Growth Opportunities Fund - Class IB Shares (Putnam VT Growth Opp Cl IB)
       - Putnam VT International Equity Fund - Class IB Shares (Putnam VT Inter Eq Cl IB)
       - Putnam VT Sustainable Leaders Fund - Class IB Shares (Putnam VT Sus Leaders Fd Cl IB)
       - Securian Funds Trust - SFT Core Bond Fund - Class 2 Shares (SFT Core Bond Cl 2)
       - Securian Funds Trust - SFT Dynamic Managed Volatility Fund (SFT Dynamic Mgd Vol)
       - Securian Funds Trust - SFT Government Money Market Fund (SFT Govt Money Market)
       - Securian Funds Trust - SFT Index 400 Mid-Cap Fund - Class 2 Shares (SFT Index 400 MC Cl 2)
       - Securian Funds Trust - SFT Index 500 Fund - Class 2 Shares (SFT Index 500 Cl 2)
       - Securian Funds Trust - SFT International Bond Fund - Class 2 Shares (SFT Intl Bond Cl 2)
       -   Securian Funds Trust - SFT Ivy(SM) Growth Fund (SFT Ivy Growth)
       - Securian Funds Trust - SFT Ivy(SM) Small Cap Growth Fund (SFT Ivy Small Cap Growth)
       - Securian Funds Trust - SFT Managed Volatility Equity Fund (SFT Mgd Vol Equity)
       - Securian Funds Trust - SFT Real Estate Securities Fund - Class 2 Shares (SFT Real Estate Cl 2)
       - Securian Funds Trust - SFT T. Rowe Price Value Fund (SFT T. Rowe Price Value)
       - Securian Funds Trust - SFT Wellington Core Equity Fund - Class 2 Shares (SFT Wellington Core Equity Cl 2)

     The Securian Funds Trust was organized by Minnesota Life as an investment vehicle for its variable annuity contracts and variable life policies. Each of the Sub-accounts is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Securian Funds Trust - SFT International Bond Fund - Class 2 Shares, which is non-diversified), open-end management investment company.

     Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Securian Asset Management, Inc. (Securian AM) acts as the investment adviser for the Securian Funds Trust. Both Securian and Securian AM are affiliate companies of Minnesota Life.

     The following sub-accounts merged during 2017 and 2018:

     CLOSED PORTFOLIO                                         RECEIVING PORTFOLIO                       EFFECTIVE DATE
     --------------------------------------------  ------------------------------------------  ---------------------------------
     Putnam VT Growth and Income Fund - Class IB   Putnam VT Equity Income Fund - Class IB               May 15, 2017
     Shares                                        Shares

     Ivy VIP - Micro Cap Growth Class II           Ivy VIP - Small Cap Growth Class II                 November 2, 2018

     Securian Funds Trust - SFT Mortgage           Securian Funds Trust - SFT Core Bond               November 30, 2018
     Securities Fund - Class 2 Shares              Fund - Class 2 Shares

     The following sub-accounts had name changes during 2017 and 2018:

     FORMER NAME                                                 CURRENT NAME                           EFFECTIVE DATE
     --------------------------------------------  ------------------------------------------  ---------------------------------
     Ivy VIP - Asset Strategy                      Ivy VIP - Asset Strategy Class II                    April 28, 2017

     Ivy VIP - Balanced                            Ivy VIP - Balanced Class II                          April 28, 2017

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     FORMER NAME                                                 CURRENT NAME                           EFFECTIVE DATE
     --------------------------------------------  ------------------------------------------  ---------------------------------
     Ivy VIP - Bond                                Ivy VIP - Bond Class II                              April 28, 2017

     Ivy VIP - Core Equity                         Ivy VIP - Core Equity Class II                       April 28, 2017

     Ivy VIP - Dividend Opportunities              Ivy VIP - Dividend Opportunities                     April 28, 2017
                                                   Class II

     Ivy VIP - Energy                              Ivy VIP - Energy Class II                            April 28, 2017

     Ivy VIP - Global Bond                         Ivy VIP - Global Bond Class II                       April 28, 2017

     Ivy VIP - Global Growth                       Ivy VIP - Global Growth Class II                     April 28, 2017

     Ivy VIP - Global Natural Resources            Ivy VIP - Natural Resources Class II                 April 28, 2017

     Ivy VIP - Government Money Market             Ivy VIP - Government Money Market                    April 28, 2017
                                                   Class II

     Ivy VIP - Growth                              Ivy VIP - Growth Class II                            April 28, 2017

     Ivy VIP - High Income                         Ivy VIP - High Income Class II                       April 28, 2017

     Ivy VIP - International Core Equity           Ivy VIP - International Core Equity                  April 28, 2017
                                                   Class II

     Ivy VIP - Limited-Term Bond                   Ivy VIP - Limited-Term Bond Class II                 April 28, 2017

     Ivy VIP - Micro Cap Growth                    Ivy VIP - Micro Cap Growth Class II                  April 28, 2017

     Ivy VIP - Mid Cap Growth                      Ivy VIP - Mid Cap Growth Class II                    April 28, 2017

     Ivy VIP - Pathfinder Aggressive               Ivy VIP - Pathfinder Aggressive Class II             April 28, 2017

     Ivy VIP - Pathfinder Conservative             Ivy VIP - Pathfinder Conservative                    April 28, 2017
                                                   Class II

     Ivy VIP - Pathfinder Moderate - Managed       Ivy VIP - Pathfinder Moderate - Managed              April 28, 2017
     Volatility                                    Volatility Class II

     Ivy VIP - Pathfinder Moderate                 Ivy VIP - Pathfinder Moderate Class II               April 28, 2017

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     FORMER NAME                                                 CURRENT NAME                           EFFECTIVE DATE
     --------------------------------------------  ------------------------------------------  ---------------------------------
     Ivy VIP - Pathfinder Moderately Aggressive    Ivy VIP - Pathfinder Moderately                      April 28, 2017
     - Managed Volatility                          Aggressive - Managed Volatility Class II

     Ivy VIP - Pathfinder Moderately Aggressive    Ivy VIP - Pathfinder Moderately                      April 28, 2017
                                                   Aggressive Class II

     Ivy VIP - Pathfinder Moderately               Ivy VIP - Pathfinder Moderately                      April 28, 2017
     Conservative - Managed Volatility             Conservative - Managed Volatility
                                                   Class II

     Ivy VIP - Pathfinder Moderately               Ivy VIP - Pathfinder Moderately                      April 28, 2017
     Conservative                                  Conservative Class II

     Ivy VIP - Real Estate Securities              Ivy VIP - Advantus Real Estate                       April 28, 2017
                                                   Securities Class II

     Ivy VIP - Science and Technology              Ivy VIP - Science and Technology                     April 28, 2017
                                                   Class II

     Ivy VIP - Small Cap Growth                    Ivy VIP - Small Cap Growth Class II                  April 28, 2017

     Ivy VIP - Small Cap Value                     Ivy VIP - Small Cap Core Class II                    April 28, 2017

     Ivy VIP - Value                               Ivy VIP - Value Class II                             April 28, 2017

     The Universal Institutional Funds, Inc.       Morgan Stanley Variable Insurance                     May 1, 2017
     Morgan Stanley UIF Emerging Markets Equity    Fund, Inc. - Morgan Stanley VIF Emerging
     Portfolio - Class II Shares                   Markets Equity Portfolio - Class II Shares

     Janus Aspen Series - Balanced Portfolio -     Janus Aspen Series - Janus Henderson                  June 5, 2017
     Service Shares                                Balanced Portfolio - Service Shares

     Janus Aspen Series - Flexible Bond -          Janus Aspen Series - Janus Henderson                  June 5, 2017
     Service Shares                                Flexible Bond - Service Shares

     Janus Aspen Series - Forty Portfolio -        Janus Aspen Series - Janus Henderson                  June 5, 2017
     Service Shares                                Forty Portfolio - Service Shares

     Janus Aspen Series - Overseas Portfolio -     Janus Aspen Series - Janus Henderson                  June 5, 2017
     Service Shares                                Overseas Portfolio - Service Shares

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     FORMER NAME                                                 CURRENT NAME                           EFFECTIVE DATE
     --------------------------------------------  ------------------------------------------  ---------------------------------
     Janus Aspen Series - Perkins Mid Cap Value    Janus Aspen Series - Janus Henderson Mid              June 5, 2017
     Portfolio - Service Shares                    Cap Value Portfolio - Service Shares

     Securian Funds Trust - SFT Pyramis(R) Core    Securian Funds Trust - SFT Wellington              November 20, 2017
     Equity Fund - Class 2 Shares                  Core Equity Fund - Class 2 Shares

     Ivy VIP - Bond Class II                       Ivy VIP - Corporate Bond Class II                    April 30, 2018

     Ivy VIP - Dividend Opportunities Class II     Ivy VIP - Global Equity Income Class II              April 30, 2018

     Putnam VT Multi-Cap Growth Fund - Class IB    Putnam VT Sustainable Leaders Fund -                 April 30, 2018
     Shares                                        Class IB Shares

     Ivy VIP - Advantus Real Estate Securities     Ivy VIP - Securian Real Estate                        May 1, 2018
     Class II                                      Securities Class II

     Neuberger Berman Advisers Management Trust    Neuberger Berman Advisers Management                  May 1, 2018
     Socially Responsive - S Class Shares          Trust Sustainable Equity - S
                                                   Class Shares

     Securian Funds Trust - SFT Advantus Bond      Securian Funds Trust - SFT Core Bond                  May 1, 2018
     Fund - Class 2 Shares                         Fund - Class 2 Shares

     Securian Funds Trust - SFT Advantus           Securian Funds Trust - SFT Dynamic                    May 1, 2018
     Dynamic Managed Volatility Fund               Managed Volatility Fund

     Securian Funds Trust - SFT Advantus           Securian Funds Trust - SFT Government                 May 1, 2018
     Government Money Market Fund                  Money Market Fund

     Securian Funds Trust - SFT Advantus Index     Securian Funds Trust - SFT Index 400                  May 1, 2018
     400 Mid-Cap Fund - Class 2 Shares             Mid-Cap Fund - Class 2 Shares

     Securian Funds Trust - SFT Advantus Index     Securian Funds Trust - SFT Index 500                  May 1, 2018
     500 Fund - Class 2 Shares                     Fund - Class 2 Shares

     Securian Funds Trust - SFT Advantus           Securian Funds Trust - SFT International              May 1, 2018
     International Bond Fund - Class 2 Shares      Bond Fund - Class 2 Shares

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     FORMER NAME                                                 CURRENT NAME                           EFFECTIVE DATE
     --------------------------------------------  ------------------------------------------  ---------------------------------
     Securian Funds Trust - SFT Advantus Managed   Securian Funds Trust - SFT Managed                    May 1, 2018
     Volatility Equity Fund                        Volatility Equity Fund

     Securian Funds Trust - SFT Advantus           Securian Funds Trust - SFT Mortgage                   May 1, 2018
     Mortgage Securities Fund - Class 2 Shares     Securities Fund - Class 2 Shares

     Securian Funds Trust - SFT Advantus Real      Securian Funds Trust - SFT Real Estate                May 1, 2018
     Estate Securities Fund - Class 2 Shares       Securities Fund - Class 2 Shares

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Account and Sub-accounts are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The significant accounting policies followed consistently by the Account are as follows:

     (A)  USE OF ESTIMATES

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

     (B)  INVESTMENTS IN UNDERLYING FUNDS

          Investments in shares of the underlying funds are stated at fair value which is the net asset value per share as determined daily by each underlying fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

          Realized gains (losses) on investments include realized gain (loss) distributions received from the respective underlying funds. Realized gain (loss) distributions are reinvested in the respective underlying funds.

          All dividend distributions received from the underlying funds are reinvested in additional shares of the underlying funds and are recorded by the sub accounts on the ex-dividend date. The affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the underlying funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     (C)  FEDERAL INCOME TAXES

          The Account is treated as part of Minnesota Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Sub-account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

     (D)  CONTRACTS IN ANNUITY PAYMENT PERIOD

          Annuity reserves are computed for currently payable contracts according to the mortality and assumed interest rate assumptions used to purchase the annuity income. If additional annuity reserves are required to support the liability, Minnesota Life reimburses the Account. If the reserves held are less than required, transfers may be made to Minnesota Life.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     (A)  MULTIOPTION FLEX/SINGLE/SELECT

          The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation. A contingent deferred sales charge may be imposed on a Multi-Option Flex or Single Annuity contract owner during the first ten years if a contract's accumulation value is withdrawn or surrendered. A seven year, per deposit, contingent deferred sales charge may be imposed on MultiOption Select contract owners if a contract's accumulation value is withdrawn or surrendered. For the years ended December 31, 2018 and 2017, contingent deferred sales charges totaled $7,600 and $1,632, respectively.

     (B)  MULTIOPTION CLASSIC/ACHIEVER

          The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40% of the average daily net assets of the Account.

          A contingent deferred sales charge paid may be imposed on a MultiOption Classic contract owner during the first ten years if a contract's accumulation value is reduced by a withdrawal or surrender. A seven year, per deposit, contingent deferred sales charge may be imposed on a MultiOption Achiever contract owner if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2018 and 2017, contingent deferred sales charges totaled $7,746 and $10,896, respectively.

          Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

          law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          Where allowed by law, Minnesota Life reserves the right to credit certain additional amounts, the "Wealthbuilder Credit", to certain MultiOption Achiever contracts in circumstances where large purchase payments are made to those contracts. Those amounts are obtained from the Minnesota Life General Account. Minnesota Life reserves the right to modify, suspend or terminate the Wealthbuilder Credit program at any time without notice.

     (C)  MULTIOPTION ADVISOR SERIES

          There are three classes of contracts offered under this registration statement - B Class, C Class, and L Class. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.05%, 1.40%, and 1.35%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          A contingent deferred sales charge may be imposed on a MultiOption Advisor B Class contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a MultiOption Advisor L Class contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

          There is no contingent deferred sales charge applied to withdrawals or surrenders from a MultiOption C Class contract. For the years ended December 31, 2018 and 2017, contingent deferred sales charges for all MultiOption Advisor classes totaled $405,318 and $477,720, respectively.

          In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (D)  MEGANNUITY/UMOA

          The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.35% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

          law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

     (E)  ADJUSTABLE INCOME ANNUITY

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.80% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.15% of the average net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40% of the average daily net assets of the Account.

          Contract purchase payments for Adjustable Income Annuity are reflected net of the following charges paid Minnesota Life:

               A sales charge up to 4.50%, depending upon the total amount of purchase payments, is deducted from each contract purchase payment. No sales charges were deducted from contract purchase payments for the years ended December 31, 2018 and 2017.

               A risk charge in the amount of 2.00% is deducted from each contract purchase payment. Under certain conditions, the risk charge may be as high as 2.00%. No risk charges were deducted from contract purchase payments for the years ended December 31, 2018 and 2017.

               A premium tax charge of up to 3.50% is deducted from each contract purchase payment. No premium tax charges were deducted from contract purchase payments for the years ended December 31, 2018 and 2017.

     (F)  WADDELL & REED ADVISORS RETIREMENT BUILDER

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.10% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2018 and 2017, contingent deferred sales charges totaled $385,521 and $512,342, respectively.

          In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

          each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (G)  MULTIOPTION LEGEND

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.50% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          A contingent deferred sales charge may be imposed on a MultiOption Legend contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2018 and 2017, contingent deferred sales charges totaled $687 and $1,954, respectively.

          In addition to the base contract, optional death and living benefit riders are available. Some of these benefits have separate account charges that are computed daily and are equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (H)  MULTIOPTION EXTRA

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.70% of the average daily net assets of the Account during the first nine contract years and 1.10% of the average daily net assets of the Account in contract years ten and later. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          A contingent deferred sales charge may be imposed on a MultiOption Extra contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2018 and 2017, contingent deferred sales charges totaled $778,452 and $873,210, respectively.

          In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

          each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (I)  MULTIOPTION GUIDE SERIES

          There are two classes of contracts offered under this series - B Series and L Series. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.20% and 1.55%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          A contingent deferred sales charge may be imposed on a MultiOption Guide B Series contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a MultiOption Guide L Series contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

          For the years ended December 31, 2018 and 2017, contingent deferred sales charges totaled $1,351,319 and $1,408,365, respectively.

          In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. One of the benefits has a separate account charge that is computed daily which is equal, on an annual basis, to 0.25% of the average daily net assets of the Account. This is charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (J)  MULTIOPTION ADVANTAGE

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. The charges may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     (K)  WADDELL & REED ADVISORS RETIREMENT BUILDER II

          There are two classes of contracts offered under this series - B Series and L Series. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.15% and 1.55%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2018 and 2017.

          A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder II - B Series contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder II - L Series contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

          For the years ended December 31, 2018 and 2017, contingent deferred sales charges totaled $210,604 and $210,199, respectively.

          In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. One of the benefits has a separate account charge that is computed daily which is equal, on an annual basis, to 0.25% of the average daily net assets of the Account. This is charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (L)  OTHER

          To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Securian AM. The advisory fee agreement provides for payments ranging from 0.15% to 0.85% of average daily net assets. In addition, the Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the funds. Under the plan, the Securian Funds Trust pays distribution fees up to 0.25% of average daily net assets to Securian. Each fund pays an annual fee ranging from 0.01% to 0.05% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life. To the extent the Account invests in nonaffiliated funds, the Account will also indirectly incur fees.

          On May 1, 2014, Minnesota Life and its affiliates undertook a substitution of certain underlying investments in a transaction approved by the SEC. As part of that transaction, Minnesota Life agreed to make a reduction in sub-account expenses to those contracts with assets allocated to specified funds on May 1, 2014, as follows:

            - Securian Funds Trust - SFT T. Rowe Price Value Fund - Class 2 Shares - to the extent the fund's annual net operating expenses exceed 0.98%, Minnesota Life has made a corresponding reduction

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                in sub-account expenses, until April 30, 2016, to those contract owners whose sub-account invests in the fund.

            - Securian Funds Trust - SFT Ivy(SM) Small Cap Growth Fund - Class 2 Shares - to the extent the fund's management fee exceeds 0.83% on assets over $1 billion, Minnesota Life has made a corresponding reduction in sub-account expenses, until September 30, 2016, to those contract owners whose sub-account invests in the fund; and to the extent the fund's annual net operating expenses exceed 1.16%, Minnesota Life has made a corresponding reduction in sub-account expenses, until April 30, 2016, to those contract owners whose sub-account invests in the fund.

            - Securian Funds Trust - SFT Wellington Core Equity Fund - Class 2 Shares - to the extent the fund's annual net operating expenses exceeds 0.89% (Class 2 Shares) or 0.64% (Class 1 Shares), Minnesota Life will make a corresponding reduction in sub-account expenses, for the life of each contract outstanding on May 1, 2014, to those contract owners whose sub-account invests in the fund.

          These fee waivers are reported on the statements of operations as "Fees Waived" of the respective sub-account.

(4)  FAIR VALUE MEASUREMENT

     In accordance with FASB ASC Topic 820, Fair Value Measurement (FASB ASC
     820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

     The fair value of the Account's financial assets has been determined using available market information as of December 31, 2018. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account primarily uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     The Account is required to categorize its financial assets recorded on the Statements of Assets, Liabilities, and Contract Owners' Equity according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety.

     The levels of fair value hierarchy are as follows:

          Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

          Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

          Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

     The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

     As of December 31, 2018, all of the Account's investments are classified as Level 2 as the values are based upon reported net asset values provided by the fund managers. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with the fair value measurement and disclosures topic of the ASC 820 differs from the characterization of an investment in the fund.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

(5)  INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments during the year or period ended December 31, 2018 were as follows:


     SUB-ACCOUNT                                                      PURCHASES           SALES
     ------------------------------------------------------------  ----------------  -----------------
     AB VPS DynAsstAll Cl B                                        $    19,240,573   $      5,326,373
     AB VPS Intl Value Cl B                                                144,601            137,696
     Am Century VP Inc & Gro Cl II                                       1,628,758          1,525,179
     Am Century VP Infl Pro Cl II                                        3,588,160          9,609,951
     Amer Funds IS Glbl Bond Cl 2                                        2,667,553          4,003,209
     Amer Funds IS Glbl Growth Cl 2                                      4,728,189          2,184,697
     Amer Funds IS Glbl Sm Cp Cl 2                                       2,786,273            849,382
     Amer Funds IS Growth Cl 2                                          19,395,417          5,426,332
     Amer Funds IS Growth-Inc Cl 2                                       6,051,396          4,499,695
     Amer Funds IS Intl Cl 2                                             3,664,726          2,140,464
     Amer Funds IS New World Cl 2                                        3,224,887          1,593,694
     Amer Funds IS US Govt/AAA Cl 2                                      1,787,994          2,613,819
     ClearBridge Var Sm Gro Cl II                                       10,362,612          4,333,412
     Fidelity VIP Equity-Income SC2                                      5,717,593         11,694,657
     Fidelity VIP Mid Cap SC2                                            5,471,171          5,822,378
     Franklin Dev Mkts VIP Cl 2                                          2,709,965          8,075,235
     Franklin Mutual Shs VIP Cl 2                                          804,955          1,885,456
     Franklin Small Cp Val VIP Cl 2                                      6,287,086          2,682,426
     Franklin Sm-Md Cp Gr VIP Cl 2                                       2,162,252          1,716,434
     Goldman Sachs VI HQ Flt Rt SS                                       6,588,625          5,421,951
     Goldman Sachs VIT Gbl Trnds SS                                     20,934,476          3,379,019
     Invesco VI Amer Value Sr II                                         1,892,707          1,469,445
     Invesco VI Comstock Sr II                                           8,171,235          6,354,663
     Invesco VI Equity & Inc Sr II                                       1,517,235            635,428
     Invesco VI Growth & Inc Sr II                                       1,040,656          1,539,418
     Invesco VI Sm Cap Eqty Sr II                                        2,069,454          3,258,065
     Ivy VIP Asset Strategy Cl II                                        9,518,981         25,111,499
     Ivy VIP Balanced Cl II                                              5,854,602         17,058,268
     Ivy VIP Core Equity Cl II                                          10,266,380         17,155,407
     Ivy VIP Corporate Bond Cl II                                       10,602,281         17,710,976
     Ivy VIP Energy Cl II                                                  392,008          1,513,846
     Ivy VIP Global Bond Cl II                                             507,317            766,502
     Ivy VIP Global Eq Inc Cl II                                         2,410,518          3,160,564
     Ivy VIP Global Growth Cl II                                         9,427,461         15,442,625
     Ivy VIP Govt Money Market Cl II                                     3,938,464          2,644,589
     Ivy VIP Growth Cl II                                                7,001,036         13,694,231

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     SUB-ACCOUNT                                                      PURCHASES           SALES
     ------------------------------------------------------------  ----------------  -----------------
     Ivy VIP High Income Cl II                                     $     9,850,605   $     14,496,143
     Ivy VIP Intl Core Equity Cl II                                     12,484,194         19,726,393
     Ivy VIP Limited-Term Bond Cl II                                     3,857,683          4,593,374
     Ivy VIP Micro Cap Growth Cl II (a)                                 12,665,545         44,442,372
     Ivy VIP Mid Cap Growth Cl II                                        7,487,924         14,036,682
     Ivy VIP Natural Res Cl II                                           3,781,006          5,264,723
     Ivy VIP Path Mod Agg MVF Cl II                                      9,417,007          7,824,643
     Ivy VIP Path Mod Con MVF Cl II                                      3,254,682          4,136,909
     Ivy VIP Path Mod MVF Cl II                                         45,699,943         14,993,933
     Ivy VIP Pathfinder Aggressive Cl II                                 1,997,332          3,681,338
     Ivy VIP Pathfinder Conserv Cl II                                    2,874,161          6,131,886
     Ivy VIP Pathfinder Mod Aggr Cl II                                  17,928,278         44,565,234
     Ivy VIP Pathfinder Mod Cons Cl II                                   3,915,739         11,513,327
     Ivy VIP Pathfinder Moderate Cl II                                  13,748,121         34,716,268
     Ivy VIP Science & Tech Cl II                                       17,395,498         19,778,545
     Ivy VIP Securian RE Sec Cl II                                       1,233,725          2,437,651
     Ivy VIP Small Cap Core Cl II                                       14,682,363         13,865,029
     Ivy VIP Small Cap Growth Cl II                                     49,597,283         11,062,102
     Ivy VIP Value Cl II                                                 5,866,776         15,138,481
     Janus Henderson Balanced SS                                         5,125,359          3,430,019
     Janus Henderson Flexible Bond SS                                    2,736,554          2,669,809
     Janus Henderson Forty SS                                           17,887,533         11,102,569
     Janus Henderson Mid Cp Val SS                                       3,405,008          2,383,198
     Janus Henderson Overseas SS                                         2,335,123          7,734,107
     MFS VIT II Intl Value SC                                            3,117,437          1,319,980
     MFS VIT Mid Cap Growth Ser SC                                       1,545,660            958,146
     MorgStanley VIF Emg Mk Eq Cl 2                                      3,500,245          4,695,168
     Morningstar Aggr Growth ETF II                                      2,087,601          1,251,566
     Morningstar Balanced ETF II                                         6,037,407         10,967,073
     Morningstar Conservative ETF II                                     2,818,996          2,888,790
     Morningstar Growth ETF II                                           5,349,053          6,158,741
     Morningstar Inc & Growth ETF II                                     2,524,777          5,587,631
     Neuberger Berman Sustain Eq S Cl                                      320,704            821,003
     Oppenheimer Intl Grow VA SS                                         4,827,507          2,556,923
     Oppenheimer MS Sm Cap VA SS                                           678,201            726,734
     PIMCO VIT Glb Div All Adv Cl                                       34,586,665          2,308,409
     PIMCO VIT Low Dur Port Adv Cl                                       4,284,081          8,472,763

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

     SUB-ACCOUNT                                                      PURCHASES           SALES
     ------------------------------------------------------------  ----------------  -----------------
     PIMCO VIT Total Return Adv Cl                                 $    13,303,709   $     19,422,602
     Putnam VT Equity Income Cl IB                                       1,816,977          2,158,035
     Putnam VT Growth Opp Cl IB                                          6,568,260          1,938,777
     Putnam VT Inter Eq Cl IB                                              198,271            430,208
     Putnam VT Sus Leaders Fd Cl IB                                        727,368            894,134
     SFT Core Bond Cl 2                                                 58,264,556         27,080,564
     SFT Dynamic Mgd Vol                                                58,500,288          6,076,322
     SFT Govt Money Market                                              29,913,084         23,676,696
     SFT Index 400 MC Cl 2                                               2,757,639         12,083,870
     SFT Index 500 Cl 2                                                  9,184,194         28,960,026
     SFT Intl Bond Cl 2                                                  4,189,926          8,655,203
     SFT Ivy Growth                                                      6,875,152         42,274,090
     SFT Ivy Small Cap Growth                                            5,949,940         11,573,214
     SFT Mgd Vol Equity                                                 55,456,097          5,817,449
     SFT Mortgage Cl 2 (b)                                               1,789,114         57,130,072
     SFT Real Estate Cl 2                                                3,826,754         12,021,901
     SFT T. Rowe Price Value                                             1,366,734         16,894,551
     SFT Wellington Core Equity Cl 2                                     1,081,738          8,962,331
     TOPS Mgd Risk Bal ETF Cl 2                                          3,430,684          4,173,728
     TOPS Mgd Risk Flex ETF                                             14,302,877          5,009,044
     TOPS Mgd Risk Growth ETF Cl 2                                       7,232,136          5,666,486
     TOPS Mgd Risk Mod Gro ETF Cl 2                                      2,647,938          3,642,073

--------
(a) For the period from January 1, 2018 through November 2, 2018.
(b) For the period from January 1, 2018 through November 30, 2018.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

     Transactions in units for each segregated Sub-account for the years or periods ended December 31, 2018 and 2017 were as follows:

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                           AB VPS          AB VPS        AM CENTURY      AM CENTURY      AMER FUNDS     AMER FUNDS
                                         DYNASSTALL      INTL VALUE       VP INC &        VP INFL         IS GLBL         IS GLBL
                                            CL B            CL B         GRO CL II       PRO CL II       BOND CL 2      GROWTH CL 2
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016   123,375,511       1,326,000       1,966,053      55,809,466       9,219,030      8,123,364
  Contract purchase payments              12,779,957         258,816         328,875       3,678,531       4,708,759      1,601,441
  Contract terminations, withdrawal
    payments and charges                  (6,270,994)       (520,551)       (588,364)     (3,591,089)     (1,446,437)    (1,214,311)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017   129,884,474       1,064,265       1,706,564      55,896,908      12,481,352      8,510,494
  Contract purchase payments              15,053,999         223,787         400,098       1,591,696       2,445,287      1,962,259
  Contract terminations, withdrawal
    payments and charges                  (4,148,634)       (190,366)       (518,544)     (7,357,974)     (3,965,486)    (1,148,342)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018   140,789,839       1,097,686       1,588,118      50,130,630      10,961,153      9,324,411
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                         AMER FUNDS      AMER FUNDS      AMER FUNDS      AMER FUNDS      AMER FUNDS     AMER FUNDS
                                         IS GLBL SM      IS GROWTH       IS GROWTH-       IS INTL          IS NEW       IS US GOVT/
                                          CP CL 2           CL 2          INC CL 2          CL 2         WORLD CL 2      AAA CL 2
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016     7,033,452      22,180,173      18,071,816      14,209,167       9,834,097     11,704,406
  Contract purchase payments               2,028,305       4,435,320       2,106,380       3,525,623       2,010,924      2,619,390
  Contract terminations, withdrawal
    payments and charges                    (979,913)     (2,632,852)     (5,497,122)     (3,918,708)     (1,551,536)    (1,742,859)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017     8,081,844      23,982,641      14,681,074      13,816,082      10,293,485     12,580,937
  Contract purchase payments               1,627,396       6,561,998       1,741,596       2,007,720       2,443,638      1,560,321
  Contract terminations, withdrawal
    payments and charges                    (561,422)     (2,496,620)     (2,010,029)     (1,508,801)     (1,311,933)    (2,435,154)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018     9,147,818      28,048,019      14,412,641      14,315,001      11,425,190     11,706,104
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                        CLEARBRIDGE     FIDELITY VIP      FIDELITY        FRANKLIN        FRANKLIN       FRANKLIN
                                         VAR SM GRO       EQUITY-         VIP MID         DEV MKTS       MUTUAL SHS      SMALL CP
                                           CL II         INCOME SC2       CAP SC2         VIP CL 2        VIP CL 2     VAL VIP CL 2
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016     1,710,336      35,486,982       9,231,817       9,834,949       2,650,681     21,381,321
  Contract purchase payments               8,266,328       1,107,556         483,567       2,650,590       2,029,545      1,553,938
  Contract terminations, withdrawal
    payments and charges                    (689,708)     (7,444,401)     (1,168,762)     (2,472,015)       (489,485)    (7,187,039)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017     9,286,956      29,150,137       8,546,622      10,013,524       4,190,741     15,748,220
  Contract purchase payments               6,127,411         470,560         437,293       1,005,851          93,284      1,035,267
  Contract terminations, withdrawal
    payments and charges                  (2,963,587)     (4,313,613)     (1,148,318)     (2,896,489)       (709,972)    (1,341,098)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    12,450,780      25,307,084       7,835,597       8,122,886       3,574,053     15,442,389
                                       ==============  ==============  ==============  ==============  ==============  =============

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                          FRANKLIN
                                           SM-MD          GOLDMAN         GOLDMAN        INVESCO VI      INVESCO VI     INVESCO VI
                                           CP GR        SACHS VI HQ      SACHS VIT       AMER VALUE       COMSTOCK     EQUITY & INC
                                          VIP CL 2       FLT RT SS      GBL TRNDS SS       SR II           SR II           SR II
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016     5,252,793      37,151,922     114,933,333       6,023,777      19,290,413      2,810,199
  Contract purchase payments                 582,212       3,458,113      10,805,704         769,322       2,345,696      1,542,895
  Contract terminations, withdrawal
    payments and charges                  (1,068,386)     (2,322,466)     (4,786,564)       (915,021)     (2,212,311)      (427,032)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017     4,766,619      38,287,569     120,952,473       5,878,078      19,423,798      3,926,062
  Contract purchase payments                 607,697       5,713,710      16,674,031         374,993         705,034        541,198
  Contract terminations, withdrawal
    payments and charges                    (800,874)     (4,870,747)     (2,653,493)       (800,867)     (1,926,967)      (301,721)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018     4,573,442      39,130,532     134,973,011       5,452,204      18,201,865      4,165,539
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                         INVESCO VI      INVESCO VI    IVY VIP ASSET       IVY VIP        IVY VIP         IVY VIP
                                          GROWTH &      SM CAP EQTY       STRATEGY        BALANCED      CORE EQUITY      CORPORATE
                                         INC SR II         SR II           CL II            CL II          CL II        BOND CL II
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016     3,277,045      14,238,814      57,198,258      32,270,184      39,782,237     97,186,829
  Contract purchase payments                 229,397         359,902         549,058       1,296,411         724,185      6,877,593
  Contract terminations, withdrawal
    payments and charges                    (821,121)     (1,739,551)     (8,865,530)     (4,808,577)     (4,993,242)    (4,809,417)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017     2,685,321      12,859,165      48,881,786      28,758,018      35,513,180     99,255,005
  Contract purchase payments                  70,949         536,581         720,872         813,114         705,130      5,964,324
  Contract terminations, withdrawal
    payments and charges                    (483,874)     (1,817,846)     (7,850,485)     (4,575,371)     (5,162,364)   (12,300,443)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018     2,272,396      11,577,900      41,752,173      24,995,761      31,055,946     92,918,886
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                          IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP        IVY VIP
                                          ENERGY        GLOBAL BOND      GLOBAL EQ        GLOBAL        GOVT MONEY        GROWTH
                                           CL II           CL II         INC CL II     GROWTH CL II    MARKET CL II       CL II
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016     5,561,489       6,418,348      10,656,725      31,623,038      10,552,171     24,023,978
  Contract purchase payments               1,358,100         475,389         173,215         373,165       1,660,988        448,806
  Contract terminations, withdrawal
    payments and charges                  (1,260,742)       (818,401)     (1,632,399)     (4,778,314)     (1,906,734)    (4,295,911)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017     5,658,847       6,075,336       9,197,541      27,217,889      10,306,425     20,176,873
  Contract purchase payments                 441,403         342,250         297,339       2,062,723       3,871,080        219,614
  Contract terminations, withdrawal
    payments and charges                  (1,375,206)       (682,398)     (1,340,314)     (5,774,917)     (2,591,011)    (4,051,709)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018     4,725,044       5,735,188       8,154,566      23,505,695      11,586,494     16,344,778
                                       ==============  ==============  ==============  ==============  ==============  =============

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                                          IVY VIP         IVY VIP
                                          IVY VIP         IVY VIP         LIMITED-       MICRO CAP      IVY VIP MID       IVY VIP
                                        HIGH INCOME      INTL CORE       TERM BOND         GROWTH        CAP GROWTH     NATURAL RES
                                           CL II        EQUITY CL II       CL II         CL II (A)         CL II           CL II
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    66,906,391      58,407,766      39,002,161       8,891,061      24,100,613     36,993,400
  Contract purchase payments               3,054,218       1,080,276       4,586,927       2,372,686         470,657      4,067,850
  Contract terminations, withdrawal
    payments and charges                  (8,124,119)     (8,383,284)     (2,535,296)     (1,310,674)     (3,599,793)   (10,164,852)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    61,836,490      51,104,758      41,053,792       9,953,073      20,971,477     30,896,398
  Contract purchase payments               3,548,510       2,326,272       3,373,684       2,474,305       1,369,331      3,630,951
  Contract terminations, withdrawal
    payments and charges                  (9,124,162)     (6,075,386)     (4,279,686)    (12,427,378)     (3,896,736)    (4,653,764)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    56,260,838      47,355,644      40,147,790              --      18,444,072     29,873,585
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                          IVY VIP         IVY VIP                         IVY VIP         IVY VIP        IVY VIP
                                         PATH MOD        PATH MOD         IVY VIP       PATHFINDER      PATHFINDER      PATHFINDER
                                          AGG MVF         CON MVF        PATH MOD       AGGRESSIVE        CONSERV        MOD AGGR
                                           CL II           CL II         MVF CL II         CL II           CL II          CL II
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    57,952,189      32,834,908     325,186,838      12,287,806      25,316,161    177,737,673
  Contract purchase payments               9,227,088       1,476,622      21,025,668       1,022,508       1,057,893        554,948
  Contract terminations, withdrawal
    payments and charges                  (4,196,586)     (3,747,254)    (11,558,377)     (2,721,514)     (5,030,757)   (21,925,267)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    62,982,691      30,564,276     334,654,129      10,588,800      21,343,297    156,367,354
  Contract purchase payments               5,037,404       1,698,240      26,598,010         468,897       1,161,070      1,730,629
  Contract terminations, withdrawal
    payments and charges                  (5,711,086)     (3,240,405)    (10,258,027)     (2,007,089)     (4,144,465)   (25,929,987)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    62,309,009      29,022,111     350,994,112       9,050,608      18,359,902    132,167,996
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                          IVY VIP         IVY VIP                         IVY VIP
                                        PATHFINDER      PATHFINDER        IVY VIP        SECURIAN         IVY VIP        IVY VIP
                                         MOD CONS        MODERATE        SCIENCE &        RE SEC         SMALL CAP      SMALL CAP
                                           CL II           CL II        TECH CL II         CL II        CORE CL II     GROWTH CL II
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    53,685,982     154,942,312      18,586,995       4,900,297      20,276,203     14,155,118
  Contract purchase payments                 307,420         376,425       3,841,291         197,701       3,077,946        361,550
  Contract terminations, withdrawal
    payments and charges                  (8,074,828)    (20,216,810)     (3,583,755)       (856,867)     (4,130,896)    (1,817,424)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    45,918,574     135,101,927      18,844,531       4,241,131      19,223,253     12,699,244
  Contract purchase payments                 312,705       1,527,111       1,569,483         184,059         785,622     12,344,007
  Contract terminations, withdrawal
    payments and charges                  (7,256,857)    (20,910,083)     (4,062,424)       (952,481)     (3,595,571)    (3,865,747)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    38,974,422     115,718,955      16,351,590       3,472,709      16,413,304     21,177,504
                                       ==============  ==============  ==============  ==============  ==============  =============

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                                           JANUS                           JANUS
                                          IVY VIP          JANUS         HENDERSON         JANUS         HENDERSON         JANUS
                                           VALUE         HENDERSON        FLEXIBLE       HENDERSON         MID CP        HENDERSON
                                           CL II        BALANCED SS       BOND SS         FORTY SS         VAL SS       OVERSEAS SS
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    36,424,021       9,067,291      17,407,233      15,136,316      15,742,168     21,022,162
  Contract purchase payments                 541,767         961,100       4,512,419       3,974,479         600,103      1,902,198
  Contract terminations, withdrawal
    payments and charges                  (5,201,931)     (1,003,531)     (1,241,163)     (3,909,114)     (1,622,788)    (5,083,144)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    31,763,857       9,024,860      20,678,489      15,201,681      14,719,483     17,841,216
  Contract purchase payments                 638,275       1,423,904       2,354,183       2,820,648         641,221        822,464
  Contract terminations, withdrawal
    payments and charges                  (5,266,332)     (1,122,626)     (2,615,227)     (3,103,223)     (1,274,094)    (3,028,284)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    27,135,800       9,326,138      20,417,445      14,919,106      14,086,610     15,635,396
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                          MFS VIT
                                          MFS VIT         MID CAP       MORGSTANLEY     MORNINGSTAR     MORNINGSTAR     MORNINGSTAR
                                          II INTL          GROWTH         VIF EMG       AGGR GROWTH       BALANCED      CONSERVATIVE
                                          VALUE SC         SER SC        MK EQ CL 2        ETF II          ETF II         ETF II
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    11,042,915         552,847      34,534,482       6,882,709      50,255,127     12,458,678
  Contract purchase payments               2,907,035          67,871       6,119,773         779,591       1,425,118      1,918,477
  Contract terminations, withdrawal
    payments and charges                  (1,644,292)       (190,062)     (8,742,730)     (1,006,440)     (5,955,746)    (2,763,844)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    12,305,658         430,656      31,911,525       6,655,860      45,724,499     11,613,311
  Contract purchase payments               2,423,067         418,532       4,352,580         989,664         555,087      1,959,088
  Contract terminations, withdrawal
    payments and charges                  (1,049,463)       (297,049)     (5,224,993)       (894,948)     (7,759,707)    (2,300,892)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    13,679,262         552,139      31,039,112       6,750,576      38,519,879     11,271,507
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                        MORNINGSTAR      NEUBERGER                                         PIMCO
                                        MORNINGSTAR        INC &           BERMAN       OPPENHEIMER     OPPENHEIMER       VIT GLB
                                           GROWTH          GROWTH         SUSTAIN        INTL GROW         MS SM          DIV ALL
                                           ETF II          ETF II         EQ S CL          VA SS         CAP VA SS        ADV CL
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    20,442,662      23,869,555       2,168,983      12,647,966       2,251,277     93,653,096
  Contract purchase payments               1,668,892         688,885         362,371         469,648         317,739     20,375,372
  Contract terminations, withdrawal
    payments and charges                  (3,322,739)     (2,934,322)       (434,933)     (1,579,322)       (573,821)    (1,817,033)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    18,788,815      21,624,118       2,096,421      11,538,292       1,995,195    112,211,435
  Contract purchase payments               2,186,830         931,536          85,912       1,328,080         121,952     24,357,203
  Contract terminations, withdrawal
    payments and charges                  (4,409,994)     (4,215,633)       (434,519)       (716,646)       (361,592)    (1,821,164)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    16,565,651      18,340,021       1,747,814      12,149,726       1,755,555    134,747,474
                                       ==============  ==============  ==============  ==============  ==============  =============

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                           PIMCO           PIMCO         PUTNAM VT       PUTNAM VT
                                          VIT LOW        VIT TOTAL         EQUITY          GROWTH        PUTNAM VT       PUTNAM VT
                                          DUR PORT         RETURN          INCOME         AND INC          GROWTH        INTER EQ
                                           ADV CL          ADV CL          CL IB         CL IB (B)       OPP CL IB         CL IB
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    59,945,472     138,377,473       2,371,963       2,976,129       1,738,684      2,012,426
  Contract purchase payments               7,191,198      11,527,959       3,880,897         722,930       1,630,258         68,354
  Contract terminations, withdrawal
    payments and charges                  (5,605,425)     (6,856,025)       (426,606)     (3,699,059)       (941,757)      (499,249)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    61,531,245     143,049,407       5,826,254              --       2,427,185      1,581,531
  Contract purchase payments               3,414,339       7,000,210         417,547              --       1,952,884         85,529
  Contract terminations, withdrawal
    payments and charges                  (7,892,006)    (15,739,416)       (756,940)             --        (611,799)      (204,034)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    57,053,578     134,310,201       5,486,861              --       3,768,270      1,463,026
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                         PUTNAM VT                          SFT           SFT GOVT       SFT INDEX
                                        SUS LEADERS       SFT CORE        DYNAMIC          MONEY           400 MC        SFT INDEX
                                          FD CL IB       BOND CL 2        MGD VOL          MARKET           CL 2         500 CL 2
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016       444,447     122,831,832     233,842,351      31,148,458      21,859,046     48,749,748
  Contract purchase payments                 527,708       7,806,312      36,020,713       8,259,631       1,289,801      3,795,523
  Contract terminations, withdrawal
    payments and charges                    (345,598)     (7,898,583)     (5,763,130)    (15,653,387)     (4,754,397)    (4,581,988)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017       626,557     122,739,561     264,099,934      23,754,702      18,394,450     47,963,283
  Contract purchase payments                 133,235      34,877,916      46,178,964      28,694,942         566,017      2,110,539
  Contract terminations, withdrawal
    payments and charges                    (239,561)    (15,840,800)     (4,263,966)    (22,959,195)     (2,566,387)    (6,307,267)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018       520,231     141,776,677     306,014,932      29,490,449      16,394,080     43,766,555
                                       ==============  ==============  ==============  ==============  ==============  =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                                          SFT IVY                           SFT
                                          SFT INTL        SFT IVY        SMALL CAP        SFT MGD         MORTGAGE       SFT REAL
                                         BOND CL 2         GROWTH          GROWTH        VOL EQUITY       CL 2 (C)      ESTATE CL 2
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    48,755,543      64,780,044      16,470,052     172,000,300      40,160,092     20,015,378
  Contract purchase payments               2,353,745         618,567         829,632      49,163,513       2,239,145        992,267
  Contract terminations, withdrawal
    payments and charges                  (3,722,086)    (10,149,187)     (2,558,142)     (4,500,909)     (4,094,467)    (1,990,317)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    47,387,202      55,249,424      14,741,542     216,662,904      38,304,770     19,017,328
  Contract purchase payments               2,875,868       1,833,398       1,609,360      50,187,020       1,445,040      1,083,991
  Contract terminations, withdrawal
    payments and charges                  (4,983,035)    (10,744,620)     (2,874,894)     (4,877,044)    (39,749,810)    (2,894,248)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    45,280,035      46,338,202      13,476,008     261,972,880              --     17,207,071
                                       ==============  ==============  ==============  ==============  ==============  =============

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                       SFT WELLINGTON     TOPS MGD        TOPS MGD        TOPS MGD       TOPS MGD
                                        SFT T. ROWE     CORE EQUITY       RISK BAL       RISK FLEX      RISK GROWTH      RISK MOD
                                        PRICE VALUE         CL 2          ETF CL 2          ETF           ETF CL 2     GRO ETF CL 2
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2016    45,936,152      18,660,987      21,479,806      92,840,617      73,438,956     22,464,972
  Contract purchase payments                 328,295         160,027         973,365      20,801,229       2,504,182      1,311,998
  Contract terminations, withdrawal
    payments and charges                  (5,864,539)     (2,920,088)     (3,914,944)     (4,083,040)     (7,690,699)    (2,050,032)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2017    40,399,908      15,900,926      18,538,227     109,558,806      68,252,439     21,726,938
  Contract purchase payments                 555,953         348,760       1,713,641      12,182,544       1,490,607        890,663
  Contract terminations, withdrawal
    payments and charges                  (4,958,553)     (2,395,413)     (3,383,130)     (4,312,994)     (4,017,139)    (2,750,489)
                                       --------------  --------------  --------------  --------------  --------------  -------------
Units outstanding at December 31, 2018    35,997,308      13,854,273      16,868,738     117,428,356      65,725,907     19,867,112
                                       ==============  ==============  ==============  ==============  ==============  =============

--------
(a) For the year ended December 31, 2017 and for the period from January 1, 2018 through November 2, 2018.
(b) For the period from January 1, 2017 through May 15, 2017.
(c) For the year ended December 31, 2017 and for the period from January 1, 2018 through November 30, 2018.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

(7)  FINANCIAL HIGHLIGHTS

     A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years or periods ended December 31, 2018, 2017, 2016, 2015, and 2014 is as follows:

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
AB VPS DYNASSTALL CL B
  2018                               140,789,839  $1.06 to 1.11   $  156,549,236     1.63%      1.20% to 2.10%  (10.06)% to (7.63)%
  2017                               129,884,474   1.15 to 1.21      157,768,208     1.80%      1.20% to 2.35%    11.01% to 13.98%
  2016                               123,375,511   1.03 to 1.08      132,664,227     0.60%      1.20% to 2.35%     0.37% to 2.75%
  2015                                98,241,805   1.02 to 1.05      103,428,549     0.72%      1.20% to 2.35%   (4.17)% to (2.48)%
  2014                                47,776,277   1.06 to 1.08       51,576,228     0.40%      1.20% to 2.25%     1.18% to 2.96%

AB VPS INTL VALUE CL B
  2018                                 1,097,686   0.49 to 0.55          599,848     1.08%      1.20% to 2.10%  (25.23)% to (23.90)%
  2017                                 1,064,265   0.66 to 0.72          764,257     2.11%      1.20% to 2.00%    21.47% to 23.61%
  2016                                 1,326,000   0.52 to 0.58          770,341     1.09%      1.20% to 2.50%   (3.67)% to (1.98)%
  2015                                 1,382,791   0.53 to 0.59          819,546     2.05%      1.20% to 2.50%    (0.58)% to 1.18%
  2014                                 1,393,635   0.53 to 0.59          816,341     3.35%      1.20% to 2.50%   (9.18)% to (7.58)%

AM CENTURY VP INC & GRO CL II
  2018                                 1,588,118   1.57 to 2.58        4,045,863     1.65%      1.20% to 2.10%   (9.91)% to (8.31)%
  2017                                 1,706,564   1.71 to 2.81        4,744,487     2.07%      1.20% to 2.35%    16.81% to 18.87%
  2016                                 1,966,053   1.46 to 2.37        4,607,075     2.19%      1.20% to 2.35%    9.92% to 11.85%
  2015                                 1,505,202   1.63 to 2.12        3,142,886     1.82%      1.20% to 2.35%   (8.68)% to (7.07)%
  2014                                 1,782,099   1.82 to 2.28        3,998,749     1.80%      1.20% to 2.10%    9.07% to 10.99%

AM CENTURY VP INFL PRO CL II
  2018                                50,130,630   1.03 to 1.22       61,064,953     2.79%      1.20% to 2.70%   (5.66)% to (3.11)%
  2017                                55,896,908   1.09 to 1.27       70,913,713     2.62%      1.20% to 2.70%     0.67% to 3.36%
  2016                                55,809,466   1.08 to 1.24       69,117,411     1.83%      1.20% to 2.70%     1.36% to 3.77%
  2015                                60,467,019   1.06 to 1.20       72,601,127     1.97%      1.20% to 2.70%   (5.30)% to (3.63)%
  2014                                63,686,918   1.12 to 1.25       79,348,477     1.31%      1.20% to 2.70%     0.30% to 2.07%

AMER FUNDS IS GLBL BOND CL 2
  2018                                10,961,153   0.90 to 1.05       10,926,825     1.92%      0.15% to 2.45%   (4.22)% to (1.48)%
  2017                                12,481,352   0.94 to 1.07       12,758,060     0.39%      0.15% to 2.45%     3.76% to 6.70%
  2016                                 9,219,030   0.90 to 1.00        8,925,291     0.66%      0.15% to 2.45%    (0.26)% to 2.56%
  2015                                 6,453,310   0.90 to 0.98        6,153,395     0.05%      0.15% to 2.45%   (6.85)% to (4.21)%
  2014                                 4,199,585   0.96 to 1.02        4,224,257     1.38%      0.15% to 2.45%    (1.56)% to 1.24%

AMER FUNDS IS GLBL GROWTH CL 2
  2018                                 9,324,411   1.48 to 1.83       15,052,153     0.71%      0.15% to 2.10%  (11.70)% to (9.18)%
  2017                                 8,510,494   1.65 to 2.02       15,212,264     0.70%      0.15% to 2.20%    27.66% to 31.27%
  2016                                 8,123,364   1.26 to 1.54       11,164,434     0.94%      0.15% to 2.50%    (2.30)% to 0.47%
  2015                                 7,395,103   1.29 to 1.53       10,205,737     1.08%      0.15% to 2.50%     3.83% to 6.78%
  2014                                 6,538,242   1.24 to 1.43        8,536,287     1.28%      0.15% to 2.50%    (0.66)% to 2.16%

AMER FUNDS IS GLBL SM CP CL 2
  2018                                 9,147,818   1.14 to 1.56       11,537,367     0.08%      0.15% to 2.45%  (13.16)% to (10.68)%
  2017                                 8,081,844   1.28 to 1.75       11,531,864     0.43%      0.15% to 2.70%    22.25% to 25.71%
  2016                                 7,033,452   1.06 to 1.39        8,074,827     0.27%      0.15% to 2.50%    (0.86)% to 1.95%
  2015                                 5,816,934   1.06 to 1.37        6,624,674     0.00%      0.15% to 2.50%    (2.65)% to 0.12%
  2014                                 3,723,569   1.09 to 1.37        4,298,890     0.12%      0.15% to 2.50%    (0.85)% to 1.97%

AMER FUNDS IS GROWTH CL 2
  2018                                28,048,019   1.80 to 1.99       55,787,811     0.46%      1.20% to 2.50%   (3.16)% to (0.55)%
  2017                                23,982,641   1.85 to 2.02       48,400,540     0.53%      1.20% to 2.50%    24.58% to 27.91%
  2016                                22,180,173   1.48 to 1.59       35,311,313     0.80%      1.20% to 2.50%     6.31% to 8.84%
  2015                                19,494,302   1.38 to 1.47       28,687,226     0.68%      1.20% to 2.50%     3.75% to 5.58%
  2014                                14,585,631   1.33 to 1.39       20,328,839     0.89%      1.20% to 2.50%     5.36% to 7.22%

AMER FUNDS IS GROWTH-INC CL 2
  2018                                14,412,641   1.79 to 1.97       28,369,512     1.41%      1.20% to 2.45%   (4.66)% to (2.08)%
  2017                                14,681,074   1.87 to 2.03       29,780,789     1.29%      1.20% to 2.45%    18.84% to 22.02%
  2016                                18,071,816   1.56 to 1.68       30,314,808     1.64%      1.20% to 2.45%    8.29% to 10.86%
  2015                                13,268,242   1.43 to 1.52       20,197,968     1.62%      1.20% to 2.50%    (1.49)% to 0.24%
  2014                                 8,257,642   1.45 to 1.52       12,539,893     1.52%      1.20% to 2.50%     7.42% to 9.32%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
AMER FUNDS IS INTL CL 2
  2018                                14,315,001   1.04 to 1.42       16,378,495     1.72%      0.15% to 2.40%  (15.67)% to (13.26)%
  2017                                13,816,082   1.20 to 1.64       18,460,055     1.28%      0.15% to 2.70%    28.32% to 31.95%
  2016                                14,209,167   0.93 to 1.24       14,498,583     1.38%      0.15% to 2.70%     0.53% to 3.38%
  2015                                14,409,869   0.92 to 1.20       14,363,362     1.55%      0.15% to 2.70%   (7.30)% to (4.67)%
  2014                                13,361,139   1.00 to 1.26       14,093,439     1.55%      0.15% to 2.70%   (5.48)% to (2.80)%

AMER FUNDS IS NEW WORLD CL 2
  2018                                11,425,190   0.93 to 1.23       11,829,216     0.88%      0.15% to 2.45%  (16.55)% to (14.17)%
  2017                                10,293,485   1.09 to 1.43       12,575,951     0.94%      0.15% to 2.70%    25.69% to 29.25%
  2016                                 9,834,097   0.88 to 1.11        9,352,789     0.87%      0.15% to 2.45%     2.21% to 5.10%
  2015                                 7,991,772   0.86 to 1.06        7,289,640     0.59%      0.15% to 2.45%   (5.96)% to (3.29)%
  2014                                 6,022,669   0.91 to 1.09        5,741,818     1.09%      0.15% to 2.45%  (10.55)% to (8.01)%

AMER FUNDS IS US GOVT/AAA CL 2
  2018                                11,706,104   1.00 to 1.08       12,412,341     1.74%      0.15% to 2.00%    (2.21)% to 0.58%
  2017                                12,580,937   1.01 to 1.07       13,394,184     1.38%      0.15% to 2.00%    (1.36)% to 1.44%
  2016                                11,704,406   0.99 to 1.06       12,409,965     1.47%      0.15% to 2.45%    (1.75)% to 1.04%
  2015                                 8,602,778   1.00 to 1.06        9,122,486     1.53%      0.15% to 2.45%    (1.36)% to 1.44%
  2014                                 7,087,217   1.01 to 1.06        7,477,491     1.12%      0.15% to 2.45%     1.96% to 4.86%

CLEARBRIDGE VAR SM GRO CL II
  2018                                12,450,780   1.20 to 1.24       15,456,349     0.00%      1.20% to 2.20%     0.19% to 2.90%
  2017                                 9,286,956   1.19 to 1.22       11,305,983     0.00%      1.20% to 2.20%    20.32% to 23.54%
  2016                                 1,710,336   0.98 to 0.99        1,700,508     0.00%      1.20% to 2.20%     2.48% to 4.91%
  2015 (a)                               890,548   0.95 to 0.95          849,020     0.00%      1.20% to 2.10%   (5.76)% to (4.65)%

FIDELITY VIP EQUITY-INCOME SC2
  2018                                25,307,084   1.36 to 2.61       58,618,917     1.97%      0.15% to 2.40%  (11.21)% to (8.67)%
  2017                                29,150,137   1.51 to 2.85       74,769,748     1.43%      0.15% to 2.50%    9.39% to 12.48%
  2016                                35,486,982   1.36 to 2.54       81,880,565     2.28%      0.15% to 2.50%    14.30% to 17.53%
  2015                                35,793,713   1.53 to 2.16       70,913,034     2.86%      0.15% to 2.50%   (7.02)% to (4.38)%
  2014                                40,504,113   1.12 to 2.26       84,793,006     2.53%      0.15% to 2.70%     5.33% to 8.32%

FIDELITY VIP MID CAP SC2
  2018                                 7,835,597   1.60 to 5.03       31,043,856     0.40%      0.15% to 2.50%  (17.27)% to (14.90)%
  2017                                 8,546,622   1.91 to 5.91       40,237,967     0.49%      0.15% to 2.50%    17.04% to 20.36%
  2016                                 9,231,817   1.63 to 4.91       36,510,194     0.31%      0.15% to 2.50%    8.68% to 11.76%
  2015                                10,235,423   2.43 to 4.39       36,635,920     0.24%      0.15% to 2.50%   (4.49)% to (1.78)%
  2014                                11,700,083   2.54 to 4.47       43,106,140     0.02%      0.15% to 2.50%     2.95% to 5.87%

FRANKLIN DEV MKTS VIP CL 2
  2018                                 8,122,886   0.91 to 2.97       19,864,894     0.85%      0.15% to 2.50%  (18.26)% to (15.92)%
  2017                                10,013,524   1.09 to 3.57       29,191,896     0.98%      0.15% to 2.50%    36.34% to 40.20%
  2016                                 9,834,949   0.79 to 2.57       21,167,985     0.80%      0.15% to 2.50%    14.04% to 17.26%
  2015                                10,479,753   1.12 to 2.22       19,589,327     2.01%      0.15% to 2.50%  (21.94)% to (19.72)%
  2014                                10,524,450   1.41 to 2.79       24,440,100     1.49%      0.15% to 2.50%  (11.06)% to (8.53)%

FRANKLIN MUTUAL SHS VIP CL 2
  2018                                 3,574,053   1.31 to 2.30        8,153,119     2.35%      1.20% to 2.45%  (11.73)% to (10.16)%
  2017                                 4,190,741   1.46 to 2.56       10,649,793     2.72%      1.20% to 2.45%     5.21% to 7.06%
  2016                                 2,650,681   1.80 to 2.40        6,244,316     1.97%      1.20% to 2.45%    12.69% to 14.68%
  2015                                 3,135,716   1.58 to 2.09        6,445,223     3.01%      1.20% to 2.50%   (7.70)% to (6.07)%
  2014                                 4,063,516   1.71 to 2.22        8,915,822     1.96%      1.20% to 2.50%     4.01% to 5.84%

FRANKLIN SMALL CP VAL VIP CL 2
  2018                                15,442,389   1.36 to 1.61       24,804,342     0.89%      1.20% to 2.70%  (15.42)% to (13.14)%
  2017                                15,748,220   1.60 to 1.87       29,386,671     0.46%      1.20% to 2.70%    7.45% to 10.32%
  2016                                21,381,321   1.45 to 1.71       36,490,421     0.79%      1.20% to 2.95%    26.41% to 29.41%
  2015                                18,141,802   1.15 to 1.33       24,068,722     0.63%      1.20% to 2.95%  (10.08)% to (8.49)%
  2014                                17,745,713   1.28 to 1.45       25,728,082     0.60%      1.20% to 2.95%   (2.35)% to (0.63)%

FRANKLIN SM-MD CP GR VIP CL 2
  2018                                 4,573,442   1.41 to 2.92        8,507,597     0.00%      0.15% to 2.45%   (8.14)% to (5.51)%
  2017                                 4,766,619   1.51 to 3.12        9,497,577     0.00%      0.15% to 2.45%    17.88% to 21.22%
  2016                                 5,252,793   1.26 to 2.60        8,851,759     0.00%      0.15% to 2.45%     1.15% to 4.01%
  2015                                 6,223,230   1.23 to 2.53       10,189,765     0.00%      0.15% to 2.45%   (5.49)% to (2.80)%
  2014                                 6,708,673   1.28 to 2.63       11,531,092     0.00%      0.15% to 2.45%     4.35% to 7.31%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
GOLDMAN SACHS VI HQ FLT RT SS
  2018                                39,130,532   0.95 to 1.05       41,216,580     1.89%      1.20% to 2.45%    (1.47)% to 1.19%
  2017                                38,287,569   0.95 to 1.05       40,213,342     1.27%      1.20% to 2.45%    (1.48)% to 1.16%
  2016                                37,151,922   0.96 to 1.05       38,919,618     1.00%      1.20% to 2.45%    (1.92)% to 0.41%
  2015                                36,212,613   0.98 to 1.05       38,011,013     0.44%      1.20% to 2.45%   (3.32)% to (1.61)%
  2014                                36,182,709   1.01 to 1.07       38,600,763     0.30%      1.20% to 2.10%   (2.99)% to (1.27)%

GOLDMAN SACHS VIT GBL TRNDS SS
  2018                               134,973,011   1.03 to 1.08      146,277,943     0.70%      1.20% to 2.15%   (7.13)% to (4.62)%
  2017                               120,952,473   1.10 to 1.15      138,687,440     0.31%      1.20% to 2.15%    9.83% to 12.77%
  2016                               114,933,333   0.99 to 1.03      117,911,955     0.31%      1.20% to 2.15%     1.31% to 3.72%
  2015                                97,516,000   0.98 to 1.00       97,038,369     0.11%      1.20% to 1.95%   (8.55)% to (6.94)%
  2014                                57,148,115   1.05 to 1.07       61,108,844     0.06%      1.20% to 2.10%     0.92% to 2.71%

INVESCO VI AMER VALUE SR II
  2018                                 5,452,204   1.24 to 1.43        7,794,038     0.19%      1.20% to 2.45%  (15.41)% to (13.13)%
  2017                                 5,878,078   1.42 to 1.66        9,760,708     0.60%      1.20% to 2.70%     6.50% to 9.35%
  2016                                 6,023,777   1.33 to 1.53        9,229,462     0.12%      1.20% to 2.70%    11.88% to 14.53%
  2015                                 5,628,822   1.19 to 1.35        7,575,022     0.01%      1.20% to 2.70%  (12.00)% to (10.44)%
  2014                                 4,062,941   1.35 to 1.50        6,105,164     0.21%      1.20% to 2.70%     6.30% to 8.17%

INVESCO VI COMSTOCK SR II
  2018                                18,201,865   1.54 to 2.64       48,010,117     1.43%      1.20% to 2.45%  (14.93)% to (12.63)%
  2017                                19,423,798   1.78 to 3.05       59,173,015     2.05%      1.20% to 2.45%    14.17% to 17.22%
  2016                                19,290,413   1.54 to 2.62       50,583,685     1.34%      1.20% to 2.45%    13.60% to 16.29%
  2015                                21,375,781   1.71 to 2.27       48,489,273     1.66%      1.20% to 2.45%   (8.92)% to (7.31)%
  2014                                20,328,052   1.87 to 2.45       49,751,315     1.15%      1.20% to 2.45%     5.93% to 7.80%

INVESCO VI EQUITY & INC SR II
  2018                                 4,165,539   1.28 to 1.76        7,310,864     2.01%      1.20% to 2.45%  (12.37)% to (10.00)%
  2017                                 3,926,062   1.44 to 1.98        7,723,635     1.59%      1.20% to 2.45%    7.57% to 10.45%
  2016                                 2,810,199   1.31 to 1.81        5,038,654     1.55%      1.20% to 2.25%    11.51% to 14.15%
  2015                                 2,623,652   1.30 to 1.59        4,142,909     2.43%      1.20% to 2.25%   (5.42)% to (3.75)%
  2014                                 2,162,430   1.36 to 1.65        3,539,985     1.76%      1.20% to 2.25%     5.60% to 7.47%

INVESCO VI GROWTH & INC SR II
  2018                                 2,272,396   1.54 to 2.66        6,053,951     1.75%      1.20% to 2.10%  (16.12)% to (14.63)%
  2017                                 2,685,321   1.81 to 3.12        8,379,934     1.25%      1.20% to 2.10%    10.73% to 12.68%
  2016                                 3,277,045   1.61 to 2.77        9,075,732     0.82%      1.20% to 2.35%    15.97% to 18.01%
  2015                                 1,223,875   1.79 to 2.35        2,872,050     2.41%      1.20% to 2.50%   (6.12)% to (4.47)%
  2014                                 1,434,525   1.90 to 2.46        3,523,821     1.47%      1.20% to 2.50%     6.77% to 8.65%

INVESCO VI SM CAP EQTY SR II
  2018                                11,577,900   1.16 to 1.37       15,918,876     0.00%      1.20% to 2.70%  (17.75)% to (15.53)%
  2017                                12,859,165   1.41 to 1.64       21,120,631     0.00%      1.20% to 2.70%    10.43% to 13.39%
  2016                                14,238,814   1.27 to 1.46       20,811,129     0.00%      1.20% to 2.70%    8.60% to 11.17%
  2015                                15,533,334   1.17 to 1.32       20,544,059     0.00%      1.20% to 2.70%   (8.48)% to (6.87)%
  2014                                16,624,811   1.27 to 1.42       23,608,195     0.00%      1.20% to 2.70%    (0.88)% to 0.87%

IVY VIP ASSET STRATEGY CL II
  2018                                41,752,173   0.95 to 2.84      115,710,335     1.76%      1.20% to 2.50%   (8.20)% to (5.72)%
  2017                                48,881,786   1.02 to 3.04      145,050,136     1.54%      1.20% to 2.50%    14.85% to 17.92%
  2016                                57,198,258   0.88 to 2.60      145,355,667     0.59%      1.20% to 2.70%   (5.39)% to (3.15)%
  2015                                67,358,063   0.92 to 2.71      178,007,763     0.36%      1.20% to 2.70%  (11.01)% to (9.44)%
  2014                                74,476,886   1.03 to 2.99      217,560,150     0.49%      1.20% to 2.75%   (8.02)% to (6.40)%

 IVY VIP BALANCED CL II
  2018                                24,995,761   1.18 to 8.94       91,752,882     1.58%      0.15% to 2.45%   (6.07)% to (3.39)%
  2017                                28,758,018   1.24 to 9.25      108,956,665     1.60%      0.15% to 2.45%    8.14% to 11.20%
  2016                                32,270,184   1.13 to 8.32      110,047,146     1.38%      0.15% to 2.35%    (0.93)% to 1.88%
  2015                                34,877,083   1.13 to 8.16      120,157,549     0.91%      0.15% to 2.35%   (3.22)% to (0.47)%
  2014                                35,921,678   1.15 to 8.20      130,175,660     0.93%      0.15% to 2.50%     4.45% to 7.41%

IVY VIP CORE EQUITY CL II
  2018                                31,055,946   1.33 to 3.05       87,210,695     0.46%      0.15% to 2.45%   (7.30)% to (4.65)%
  2017                                35,513,180   1.42 to 3.20      105,701,928     0.44%      0.15% to 2.45%    17.25% to 20.57%
  2016                                39,782,237   1.20 to 2.65       99,292,010     0.45%      0.15% to 2.70%     0.73% to 3.58%
  2015                                42,301,761   1.18 to 2.57      102,974,780     0.35%      0.15% to 2.70%   (3.58)% to (0.84)%
  2014                                44,306,736   1.21 to 2.62      109,770,382     0.49%      0.15% to 2.75%     6.49% to 9.51%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
IVY VIP CORPORATE BOND CL II
  2018                                92,918,886   1.02 to 1.36      126,271,968     2.13%      1.25% to 2.35%   (4.19)% to (3.13)%
  2017                                99,255,005   1.06 to 1.40      139,237,719     1.57%      1.25% to 2.35%     1.61% to 2.73%
  2016                                97,186,829   1.04 to 1.37      132,718,740     2.34%      1.25% to 2.35%     1.62% to 2.74%
  2015                               103,645,819   1.02 to 1.33      137,757,285     2.92%      1.25% to 2.35%   (2.13)% to (1.04)%
  2014                               109,220,233   1.04 to 1.34      146,697,373     3.75%      1.25% to 2.35%     1.91% to 3.04%

IVY VIP ENERGY CL II
  2018                                 4,725,044   0.52 to 0.70        3,330,554     0.00%      1.25% to 2.35%  (35.68)% to (34.96)%
  2017                                 5,658,847   0.81 to 1.08        6,132,622     0.77%      1.25% to 2.35%  (14.67)% to (13.73)%
  2016                                 5,561,489   0.94 to 1.26        6,986,082     0.14%      1.25% to 2.35%    31.43% to 32.88%
  2015                                 6,007,854   0.71 to 0.95        5,679,106     0.06%      1.25% to 2.35%  (23.95)% to (23.11)%
  2014                                 5,753,035   0.93 to 1.23        7,072,992     0.00%      1.25% to 2.35%  (12.64)% to (11.67)%

IVY VIP GLOBAL BOND CL II
  2018                                 5,735,188   1.00 to 1.06        6,098,144     2.84%      1.25% to 2.10%   (2.51)% to (1.42)%
  2017                                 6,075,336   1.02 to 1.08        6,553,101     2.75%      1.25% to 2.10%     1.85% to 2.98%
  2016                                 6,418,348   1.00 to 1.05        6,722,983     3.57%      1.25% to 2.10%     4.56% to 5.71%
  2015                                 6,759,875   0.95 to 0.99        6,698,183     3.70%      1.25% to 2.10%   (4.91)% to (3.86)%
  2014                                 7,019,226   1.00 to 1.03        7,234,714     2.25%      1.25% to 2.10%   (2.14)% to (1.06)%

IVY VIP GLOBAL EQ INC CL II
  2018                                 8,154,566   1.21 to 2.02       16,451,615     1.66%      1.25% to 2.35%  (13.74)% to (12.78)%
  2017                                 9,197,541   1.39 to 2.31       21,274,745     1.27%      1.25% to 2.35%    12.89% to 14.13%
  2016                                10,656,725   1.23 to 2.03       21,597,757     1.26%      1.25% to 2.35%     4.48% to 5.63%
  2015                                11,686,779   1.17 to 1.92       22,422,853     1.29%      1.25% to 2.35%   (4.33)% to (3.27)%
  2014                                13,352,998   1.21 to 1.98       26,486,148     1.16%      1.25% to 2.35%     7.29% to 8.48%

IVY VIP GLOBAL GROWTH CL II
  2018                                23,505,695   1.21 to 2.38       53,063,802     0.47%      1.20% to 2.45%   (9.01)% to (6.55)%
  2017                                27,217,889   1.31 to 2.57       66,215,059     0.05%      1.20% to 2.45%    20.92% to 24.15%
  2016                                31,623,038   1.07 to 2.09       62,464,755     0.22%      1.20% to 2.45%   (5.85)% to (3.62)%
  2015                                33,490,781   1.03 to 2.18       69,043,299     0.42%      1.20% to 2.70%     0.39% to 2.16%
  2014                                36,111,781   1.02 to 2.14       72,784,181     2.11%      1.20% to 2.75%   (1.98)% to (0.25)%

IVY VIP GOVT MONEY MARKET CL II
  2018                                11,586,494   0.87 to 0.99       11,472,530     1.52%      1.25% to 2.10%    (0.84)% to 0.26%
  2017                                10,306,425   0.88 to 0.99       10,178,688     0.58%      1.25% to 2.10%   (1.74)% to (0.66)%
  2016                                10,552,171   0.89 to 0.99       10,490,486     0.12%      1.25% to 2.10%   (2.19)% to (1.11)%
  2015                                12,701,671   0.91 to 1.01       12,769,086     0.02%      1.25% to 2.10%   (2.30)% to (1.22)%
  2014                                12,038,044   0.93 to 1.02       12,251,690     0.02%      1.25% to 2.10%   (2.30)% to (1.22)%

IVY VIP GROWTH CL II
  2018                                16,344,778   1.72 to 2.98       48,634,069     0.03%      0.15% to 2.35%    (0.11)% to 1.01%
  2017                                20,176,873   1.71 to 2.95       59,438,310     0.25%      0.15% to 2.35%    26.34% to 27.74%
  2016                                24,023,978   1.35 to 2.31       55,403,413     0.02%      0.15% to 2.35%   (1.12)% to (0.03)%
  2015                                26,869,223   1.35 to 2.31       61,983,332     0.11%      0.15% to 2.35%     4.68% to 5.84%
  2014                                30,275,987   1.28 to 2.18       65,989,998     0.24%      0.15% to 2.35%    9.21% to 10.42%

IVY VIP HIGH INCOME CL II
  2018                                56,260,838   1.05 to 2.22       77,346,530     6.27%      1.20% to 2.45%   (4.98)% to (2.41)%
  2017                                61,836,490   1.08 to 2.30       88,953,258     5.56%      1.20% to 2.70%     3.59% to 6.36%
  2016                                66,906,391   1.04 to 2.18       92,040,204     7.40%      1.20% to 2.95%    12.82% to 15.50%
  2015                                69,605,101   0.92 to 1.90       85,240,150     6.18%      1.20% to 2.95%   (9.22)% to (7.62)%
  2014                                73,091,861   1.01 to 2.06       98,039,313     5.60%      1.20% to 3.00%    (1.06)% to 0.69%

IVY VIP INTL CORE EQUITY CL II
  2018                                47,355,644   0.89 to 5.95      121,519,729     1.55%      0.15% to 2.70%  (20.22)% to (17.94)%
  2017                                51,104,758   1.11 to 7.25      161,570,566     1.41%      0.15% to 2.70%    19.59% to 22.97%
  2016                                58,407,766   0.90 to 5.89      150,580,435     1.38%      0.15% to 2.95%    (1.85)% to 0.93%
  2015                                63,849,455   0.92 to 5.84      164,116,138     1.29%      0.15% to 2.95%   (3.82)% to (1.09)%
  2014                                69,049,904   0.96 to 5.90      181,226,029     2.53%      0.15% to 3.00%    (1.51)% to 1.29%

IVY VIP LIMITED-TERM BOND CL II
  2018                                40,147,790   0.95 to 1.01       40,643,003     1.66%      1.25% to 2.10%   (1.57)% to (0.48)%
  2017                                41,053,792   0.96 to 1.02       41,759,776     1.56%      1.25% to 2.10%    (0.95)% to 0.15%
  2016                                39,002,161   0.97 to 1.02       39,615,179     1.48%      1.25% to 2.10%    (0.42)% to 0.68%
  2015                                37,007,768   0.97 to 1.01       37,336,399     1.52%      1.25% to 2.10%   (1.47)% to (0.38)%
  2014                                35,060,416   0.98 to 1.01       35,507,176     0.56%      1.25% to 2.10%   (1.37)% to (0.28)%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
IVY VIP MID CAP GROWTH CL II
  2018                                18,444,072   1.35 to 3.11       57,122,868     0.00%      1.20% to 2.50%   (2.98)% to (0.36)%
  2017                                20,971,477   1.38 to 3.15       65,783,331     0.00%      1.20% to 2.50%    23.22% to 26.52%
  2016                                24,100,613   1.11 to 2.51       60,308,547     0.00%      1.20% to 2.70%     3.04% to 5.48%
  2015                                25,882,239   1.06 to 2.39       61,788,557     0.00%      1.20% to 2.70%   (8.52)% to (6.90)%
  2014                                26,623,415   1.15 to 2.57       68,287,685     0.00%      1.20% to 2.75%     4.73% to 6.58%

IVY VIP NATURAL RES CL II
  2018                                29,873,585   0.44 to 0.86       25,614,572     0.30%      1.20% to 2.50%  (25.48)% to (23.46)%
  2017                                30,896,398   0.51 to 1.13       34,918,213     0.15%      1.20% to 2.70%    (0.02)% to 2.66%
  2016                                36,993,400   0.58 to 1.11       41,112,391     0.70%      1.20% to 2.50%    20.22% to 23.07%
  2015                                33,612,121   0.43 to 0.91       30,520,850     0.10%      1.20% to 2.70%  (24.65)% to (23.32)%
  2014                                28,496,741   0.56 to 1.19       33,736,824     0.00%      1.20% to 2.75%  (15.57)% to (14.07)%

IVY VIP PATH MOD AGG MVF CL II
  2018                                62,309,009   1.11 to 1.15       71,739,910     1.30%      1.20% to 1.95%   (7.54)% to (5.04)%
  2017                                62,982,691   1.19 to 1.23       77,083,895     0.45%      1.20% to 1.95%    12.34% to 15.35%
  2016                                57,952,189   1.05 to 1.07       62,068,588     0.90%      1.20% to 1.95%    (0.61)% to 1.75%
  2015                                49,451,042   1.04 to 1.06       52,387,086     0.00%      1.20% to 1.95%   (3.59)% to (1.89)%
  2014                                30,952,583   1.07 to 1.08       33,433,493     1.98%      1.20% to 2.00%     0.89% to 2.67%

IVY VIP PATH MOD CON MVF CL II
  2018                                29,022,111   1.05 to 1.10       31,917,372     0.91%      1.20% to 2.10%   (5.74)% to (3.19)%
  2017                                30,564,276   1.09 to 1.15       35,051,735     0.42%      1.20% to 2.35%    8.60% to 11.51%
  2016                                32,834,908   1.01 to 1.04       34,087,877     0.52%      1.20% to 2.10%    (1.73)% to 0.60%
  2015                                24,975,196   1.02 to 1.04       25,940,994     0.00%      1.20% to 2.00%   (3.41)% to (1.70)%
  2014                                13,062,845   1.05 to 1.06       13,808,708     1.13%      1.20% to 2.10%     0.06% to 1.83%

IVY VIP PATH MOD MVF CL II
  2018                               350,994,112   1.09 to 1.13      397,077,745     0.96%      1.20% to 1.90%   (6.81)% to (4.29)%
  2017                               334,654,129   1.16 to 1.19      399,263,202     0.45%      1.20% to 1.90%    10.50% to 13.46%
  2016                               325,186,838   1.04 to 1.06      345,138,193     0.57%      1.20% to 1.90%    (1.14)% to 1.21%
  2015                               252,688,811   1.04 to 1.06      266,681,466     0.00%      1.20% to 1.90%   (3.32)% to (1.61)%
  2014                               118,871,914   1.06 to 1.07      127,553,733     1.17%      1.20% to 1.90%     0.73% to 2.51%

IVY VIP PATHFINDER AGGRESSIVE CL II
  2018                                 9,050,608   1.29 to 1.58       14,326,252     1.83%      1.25% to 2.35%   (6.50)% to (5.46)%
  2017                                10,588,800   1.37 to 1.67       17,728,952     0.90%      1.25% to 2.35%    17.06% to 18.35%
  2016                                12,287,806   1.16 to 1.41       17,383,185     1.47%      1.25% to 2.10%     2.38% to 3.51%
  2015                                13,271,878   1.13 to 1.37       18,139,163     2.72%      1.25% to 2.10%   (1.99)% to (0.91)%
  2014                                11,881,250   1.14 to 1.38       16,387,496     0.85%      1.25% to 2.10%     2.42% to 3.56%

IVY VIP PATHFINDER CONSERV CL II
  2018                                18,359,902   1.15 to 1.34       24,651,926     1.14%      1.25% to 2.10%   (4.22)% to (3.15)%
  2017                                21,343,297   1.19 to 1.39       29,589,078     0.72%      1.25% to 2.10%     7.95% to 9.14%
  2016                                25,316,161   1.09 to 1.27       32,156,119     1.16%      1.25% to 2.10%     0.46% to 1.57%
  2015                                27,495,279   1.08 to 1.25       34,384,095     1.15%      1.25% to 2.10%   (1.88)% to (0.80)%
  2014                                29,844,909   1.09 to 1.26       37,621,745     1.06%      1.25% to 2.35%     0.99% to 2.11%

IVY VIP PATHFINDER MOD AGGR CL II
  2018                               132,167,996   1.24 to 1.50      198,449,344     1.76%      1.25% to 2.15%   (6.93)% to (5.90)%
  2017                               156,367,354   1.32 to 1.60      249,489,522     0.83%      1.25% to 2.35%    14.02% to 15.27%
  2016                               177,737,673   1.15 to 1.38      246,007,469     1.62%      1.25% to 2.35%     2.10% to 3.22%
  2015                               188,075,050   1.11 to 1.34      252,183,485     2.30%      1.25% to 2.35%   (2.26)% to (1.18)%
  2014                               193,683,655   1.13 to 1.36      262,812,222     1.04%      1.25% to 2.35%     2.18% to 3.31%

IVY VIP PATHFINDER MOD CONS CL II
  2018                                38,974,422   1.17 to 1.41       54,780,037     1.34%      1.25% to 1.90%   (4.94)% to (3.88)%
  2017                                45,918,574   1.22 to 1.46       67,144,721     0.82%      1.25% to 1.90%    10.15% to 11.37%
  2016                                53,685,982   1.10 to 1.31       70,486,377     1.30%      1.25% to 1.90%     0.71% to 1.82%
  2015                                57,293,113   1.09 to 1.29       73,874,734     1.48%      1.25% to 2.15%   (2.00)% to (0.92)%
  2014                                60,897,488   1.10 to 1.30       79,249,009     0.99%      1.25% to 2.35%     1.47% to 2.59%

IVY VIP PATHFINDER MODERATE CL II
  2018                               115,718,955   1.19 to 1.45      167,766,421     1.40%      1.25% to 2.35%   (6.15)% to (5.10)%
  2017                               135,101,927   1.26 to 1.53      206,391,573     0.77%      1.25% to 2.35%    12.04% to 13.28%
  2016                               154,942,312   1.12 to 1.35      208,956,055     1.31%      1.25% to 2.35%     1.24% to 2.36%
  2015                               164,048,931   1.10 to 1.32      216,131,907     1.69%      1.25% to 2.35%   (2.01)% to (0.93)%
  2014                               172,610,501   1.11 to 1.33      229,539,028     1.04%      1.25% to 2.35%     1.82% to 2.94%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
IVY VIP SCIENCE & TECH CL II
  2018                                16,351,590   1.37 to 4.31       67,262,864     0.00%      1.20% to 2.50%   (8.01)% to (5.52)%
  2017                                18,844,531   1.47 to 4.60       82,723,518     0.00%      1.20% to 2.50%    28.29% to 31.72%
  2016                                18,586,995   1.13 to 3.53       61,890,871     0.00%      1.20% to 2.95%    (1.40)% to 0.94%
  2015                                21,292,766   1.14 to 3.52       70,869,765     0.00%      1.20% to 2.95%   (5.70)% to (4.04)%
  2014                                21,133,818   1.20 to 3.66       73,024,419     0.00%      1.20% to 3.00%    (0.08)% to 1.68%

IVY VIP SECURIAN RE SEC CL II
  2018                                 3,472,709   1.33 to 2.40        8,354,176     1.61%      1.25% to 2.35%   (7.78)% to (6.75)%
  2017                                 4,241,131   1.44 to 2.58       10,940,647     1.31%      1.25% to 2.35%     2.95% to 4.08%
  2016                                 4,900,297   1.39 to 2.48       12,144,828     1.07%      1.25% to 2.35%     1.85% to 2.97%
  2015                                 5,392,588   1.36 to 2.41       12,978,484     1.01%      1.25% to 2.35%     2.35% to 3.48%
  2014                                 6,610,779   1.32 to 2.33       15,374,171     1.03%      1.25% to 2.35%    27.15% to 28.55%

IVY VIP SMALL CAP CORE CL II
  2018                                16,413,304   1.38 to 4.65       51,751,626     0.12%      0.15% to 2.45%  (13.11)% to (10.62)%
  2017                                19,223,253   1.57 to 5.20       68,325,880     0.00%      0.15% to 2.45%    10.43% to 13.56%
  2016                                20,276,203   1.40 to 4.58       63,332,625     0.39%      0.15% to 2.50%    25.14% to 28.69%
  2015                                22,295,254   1.10 to 3.56       53,459,734     0.09%      0.15% to 2.50%   (8.33)% to (5.73)%
  2014                                25,893,192   1.19 to 3.78       66,189,449     0.09%      0.15% to 2.75%     3.93% to 6.89%

IVY VIP SMALL CAP GROWTH CL II
  2018                                21,177,504   1.27 to 4.34       57,012,205     0.22%      0.15% to 2.40%    (6.35)% to 4.65%
  2017                                12,699,244   1.35 to 2.39       30,396,631     0.00%      0.15% to 2.35%    20.27% to 21.59%
  2016                                14,155,118   1.12 to 1.97       27,864,474     0.00%      0.15% to 2.35%     0.53% to 1.64%
  2015                                14,655,153   1.11 to 1.94       28,383,251     0.00%      0.15% to 2.35%    (0.48)% to 0.62%
  2014                                16,538,924   1.11 to 1.92       31,835,084     0.00%      0.15% to 2.35%    (0.77)% to 0.33%

 IVY VIP VALUE CL II
  2018                                27,135,800   1.25 to 5.43       68,983,047     1.87%      0.15% to 2.45%   (9.95)% to (7.38)%
  2017                                31,763,857   1.38 to 5.87       87,254,181     1.41%      0.15% to 2.45%    9.23% to 12.33%
  2016                                36,424,021   1.25 to 5.22       89,435,653     1.24%      0.15% to 2.45%    7.92% to 10.97%
  2015                                42,247,025   1.14 to 4.71       94,101,042     0.77%      0.15% to 2.45%   (6.71)% to (4.06)%
  2014                                44,676,370   1.21 to 4.90      104,574,213     1.09%      0.15% to 2.50%    7.72% to 10.78%

JANUS HENDERSON BALANCED SS
  2018                                 9,326,138   1.87 to 2.77       25,775,128     1.76%      1.20% to 2.45%    (2.50)% to 0.13%
  2017                                 9,024,860   1.89 to 2.80       25,137,257     1.39%      1.20% to 2.45%    14.71% to 17.78%
  2016                                 9,067,291   1.62 to 2.39       21,636,898     1.97%      1.20% to 2.50%     1.30% to 3.70%
  2015                                 9,583,902   1.86 to 2.32       22,204,991     1.38%      1.20% to 2.50%   (2.51)% to (0.79)%
  2014                                 9,091,698   1.90 to 2.34       21,223,172     1.54%      1.20% to 2.50%     5.09% to 6.95%

JANUS HENDERSON FLEXIBLE BOND SS
  2018                                20,417,445   0.94 to 0.99       20,115,566     2.65%      1.20% to 2.45%   (4.17)% to (1.58)%
  2017                                20,678,489   0.98 to 1.01       20,888,777     2.60%      1.20% to 2.45%     0.36% to 3.04%
  2016                                17,407,233   0.97 to 0.99       17,218,645     2.75%      1.20% to 2.45%    (0.74)% to 1.61%
  2015 (a)                             7,734,750   0.97 to 0.98        7,574,771     2.00%      1.20% to 2.45%   (3.21)% to (2.07)%

JANUS HENDERSON FORTY SS
  2018                                14,919,106   2.10 to 4.02       47,350,206     0.00%      0.15% to 2.50%    (1.26)% to 1.57%
  2017                                15,201,681   2.09 to 4.00       47,031,761     0.00%      0.15% to 2.50%    26.23% to 29.80%
  2016                                15,136,316   1.63 to 3.11       35,727,688     0.00%      0.15% to 2.50%    (1.01)% to 1.79%
  2015                                17,310,280   1.62 to 3.09       41,255,223     0.00%      0.15% to 2.50%    8.68% to 11.77%
  2014                                16,700,439   1.47 to 2.80       36,077,983     0.03%      0.15% to 2.50%     5.31% to 8.30%

JANUS HENDERSON MID CP VAL SS
  2018                                14,086,610   1.27 to 1.51       21,227,272     0.90%      1.20% to 2.70%  (16.34)% to (14.08)%
  2017                                14,719,483   1.52 to 1.77       26,050,350     0.64%      1.20% to 2.70%    10.34% to 13.29%
  2016                                15,742,168   1.37 to 1.58       24,812,857     0.91%      1.20% to 2.70%    15.32% to 18.06%
  2015                                16,837,754   1.19 to 1.34       22,615,507     1.04%      1.20% to 2.70%   (6.49)% to (4.84)%
  2014                                17,099,250   1.27 to 1.41       24,134,583     1.27%      1.20% to 2.70%     5.29% to 7.15%

JANUS HENDERSON OVERSEAS SS
  2018                                15,635,396   0.65 to 2.50       32,515,526     1.63%      0.15% to 2.70%  (17.62)% to (15.26)%
  2017                                17,841,216   0.78 to 2.98       44,286,927     1.58%      0.15% to 2.70%    27.02% to 30.61%
  2016                                21,022,162   0.62 to 2.30       40,773,291     4.73%      0.15% to 2.70%   (9.41)% to (6.85)%
  2015                                22,096,401   0.68 to 2.50       45,930,770     0.50%      0.15% to 2.70%  (11.46)% to (8.94)%
  2014                                23,854,503   0.76 to 2.78       54,691,693     2.97%      0.15% to 2.70%  (14.66)% to (12.23)%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
MFS VIT II INTL VALUE SC
  2018                                13,679,262   1.06 to 1.11       15,166,124     0.93%      1.20% to 2.45%  (12.36)% to (10.00)%
  2017                                12,305,658   1.20 to 1.24       15,296,339     1.33%      1.20% to 2.45%    23.14% to 26.44%
  2016                                11,042,915   0.97 to 0.99       10,954,082     1.32%      1.20% to 2.45%     0.83% to 3.22%
  2015 (a)                             4,482,304   0.96 to 0.97        4,333,292     1.76%      1.20% to 2.45%   (4.45)% to (3.32)%

MFS VIT MID CAP GROWTH SER SC
  2018                                   552,139   1.80 to 2.85        1,507,880     0.00%      1.20% to 2.45%   (2.00)% to (0.26)%
  2017                                   430,656   1.80 to 2.85        1,184,281     0.00%      1.20% to 2.45%    23.01% to 25.17%
  2016                                   552,847   1.44 to 2.28        1,220,680     0.00%      1.20% to 2.45%     1.58% to 3.37%
  2015                                   629,567   1.54 to 2.21        1,345,365     0.00%      1.20% to 2.45%     1.40% to 3.19%
  2014                                   513,940   1.51 to 2.14        1,048,754     0.00%      1.20% to 2.45%     5.40% to 7.26%

MORGSTANLEY VIF EMG MK EQ CL 2
  2018                                31,039,112   0.62 to 0.73       22,614,907     0.40%      1.20% to 2.70%  (19.93)% to (17.76)%
  2017                                31,911,525   0.77 to 0.89       28,529,833     0.72%      1.20% to 2.70%    31.15% to 34.66%
  2016                                34,534,482   0.58 to 0.67       23,134,251     0.44%      1.20% to 2.70%     3.53% to 5.99%
  2015                                35,523,730   0.56 to 0.64       22,587,299     0.75%      1.20% to 2.70%  (13.31)% to (11.77)%
  2014                                31,777,048   0.65 to 0.72       22,901,375     0.32%      1.20% to 2.70%   (7.33)% to (5.69)%

MORNINGSTAR AGGR GROWTH ETF II
  2018                                 6,750,576   1.04 to 1.20        8,110,131     1.38%      1.20% to 2.50%  (11.98)% to (9.60)%
  2017                                 6,655,860   1.17 to 1.34        8,926,035     1.24%      1.20% to 2.50%    16.33% to 19.44%
  2016                                 6,882,709   1.01 to 1.13        7,797,544     1.39%      1.20% to 2.50%    7.99% to 10.55%
  2015                                 6,850,584   0.93 to 1.03        7,062,789     1.25%      1.20% to 2.50%   (5.66)% to (3.99)%
  2014                                 6,536,724   0.98 to 1.07        7,019,361     5.79%      1.20% to 2.50%     1.43% to 3.22%

MORNINGSTAR BALANCED ETF II
  2018                                38,519,879   1.08 to 1.25       48,139,152     1.75%      1.20% to 2.50%   (8.97)% to (6.51)%
  2017                                45,724,499   1.18 to 1.35       61,682,019     1.59%      1.20% to 2.50%    10.05% to 12.99%
  2016                                50,255,127   1.07 to 1.20       60,540,310     1.70%      1.20% to 2.50%     5.33% to 7.83%
  2015                                52,527,736   1.01 to 1.12       59,036,007     1.38%      1.20% to 2.50%   (5.06)% to (3.39)%
  2014                                56,812,098   1.06 to 1.16       66,091,049     1.12%      1.20% to 2.50%     1.47% to 3.26%

MORNINGSTAR CONSERVATIVE ETF II
  2018                                11,271,507   1.05 to 1.18       13,244,959     2.05%      1.20% to 2.20%   (5.22)% to (2.66)%
  2017                                11,613,311   1.08 to 1.22       14,147,149     1.79%      1.20% to 2.35%     3.12% to 5.88%
  2016                                12,458,678   1.04 to 1.16       14,462,534     1.59%      1.20% to 2.35%     1.58% to 3.98%
  2015                                12,052,785   1.01 to 1.12       13,536,028     1.06%      1.20% to 2.45%   (4.08)% to (2.39)%
  2014                                13,503,420   1.05 to 1.15       15,536,483     0.98%      1.20% to 2.45%    (0.22)% to 1.54%

MORNINGSTAR GROWTH ETF II
  2018                                16,565,651   1.12 to 1.24       20,474,389     1.53%      1.20% to 2.10%  (10.73)% to (8.32)%
  2017                                18,788,815   1.19 to 1.36       25,558,702     1.37%      1.20% to 2.50%    13.9% to 16.95%
  2016                                20,442,662   1.04 to 1.17       23,992,487     1.46%      1.20% to 2.50%     6.52% to 9.04%
  2015                                21,581,129   0.96 to 1.08       23,367,932     1.24%      1.20% to 2.70%   (5.35)% to (3.68)%
  2014                                22,903,343   1.01 to 1.12       25,745,659     1.02%      1.20% to 2.70%     1.54% to 3.33%

MORNINGSTAR INC & GROWTH ETF II
  2018                                18,340,021   1.05 to 1.21       22,159,095     1.92%      1.20% to 2.45%   (7.05)% to (4.54)%
  2017                                21,624,118   1.10 to 1.28       27,617,957     1.70%      1.20% to 2.70%     6.75% to 9.61%
  2016                                23,869,555   1.02 to 1.18       28,063,068     1.67%      1.20% to 2.70%     3.29% to 5.74%
  2015                                25,346,743   0.99 to 1.12       28,351,506     1.36%      1.20% to 2.70%   (4.54)% to (2.85)%
  2014                                30,316,413   1.03 to 1.15       34,904,814     1.11%      1.20% to 2.70%     0.30% to 2.07%

NEUBERGER BERMAN SUSTAIN EQ S CL
  2018                                 1,747,814   1.41 to 1.62        2,834,559     0.19%      1.20% to 2.45%   (8.69)% to (6.22)%
  2017                                 2,096,421   1.54 to 1.74        3,658,325     0.35%      1.20% to 2.45%    14.69% to 17.75%
  2016                                 2,168,983   1.33 to 1.50        3,243,199     0.55%      1.20% to 2.45%     6.46% to 8.99%
  2015                                 1,585,733   1.25 to 1.38        2,188,683     0.38%      1.20% to 2.45%   (3.48)% to (1.78)%
  2014                                 1,196,290   1.28 to 1.41        1,681,074     0.11%      1.20% to 2.45%     6.91% to 8.80%

OPPENHEIMER INTL GROW VA SS
  2018                                12,149,726   1.09 to 2.81       33,738,689     0.58%      1.20% to 2.45%  (21.91)% to (19.79)%
  2017                                11,538,292   1.37 to 3.54       40,259,364     1.16%      1.20% to 2.45%    22.78% to 26.07%
  2016                                12,647,966   1.10 to 2.85       35,350,316     0.82%      1.20% to 2.45%   (5.54)% to (3.29)%
  2015                                12,397,949   1.92 to 2.97       36,036,841     0.91%      1.20% to 2.45%     0.11% to 1.88%
  2014                                12,089,421   1.91 to 2.92       34,504,984     0.92%      1.20% to 2.45%   (9.85)% to (8.26)%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
OPPENHEIMER MS SM CAP VA SS
  2018                                 1,755,555   1.46 to 1.69        2,958,865     0.06%      1.20% to 2.50%  (13.16)% to (11.61)%
  2017                                 1,995,195   1.67 to 1.91        3,804,500     0.62%      1.20% to 2.50%    10.61% to 12.56%
  2016                                 2,251,277   1.50 to 1.69        3,813,911     0.25%      1.20% to 2.50%    14.26% to 16.27%
  2015                                 1,933,062   1.31 to 1.46        2,816,556     0.58%      1.20% to 2.50%   (8.83)% to (7.21)%
  2014                                 1,344,478   1.43 to 1.57        2,111,345     0.64%      1.20% to 2.50%    8.41% to 10.32%

PIMCO VIT GLB DIV ALL ADV CL
  2018                               134,747,474   1.07 to 1.12      151,362,006     1.89%      1.20% to 2.10%  (11.72)% to (9.33)%
  2017                               112,211,435   1.20 to 1.25      140,288,360     3.03%      1.20% to 2.10%    13.47% to 16.51%
  2016                                93,653,096   1.05 to 1.08      101,402,853     1.72%      1.20% to 2.10%     4.52% to 7.00%
  2015                                75,440,235   0.99 to 1.02       76,801,335     3.14%      1.20% to 2.10%   (8.30)% to (6.68)%
  2014                                36,960,899   1.07 to 1.09       40,321,539     6.06%      1.20% to 2.10%     2.58% to 4.39%

PIMCO VIT LOW DUR PORT ADV CL
  2018                                57,053,578   0.92 to 1.02       58,353,182     1.80%      1.20% to 2.45%   (2.69)% to (0.06)%
  2017                                61,531,245   0.94 to 1.03       63,542,253     1.24%      1.20% to 2.45%    (1.69)% to 0.95%
  2016                                59,945,472   0.95 to 1.03       61,878,612     1.39%      1.20% to 2.45%    (1.63)% to 0.70%
  2015                                61,548,950   0.96 to 1.03       63,470,761     3.32%      1.20% to 2.45%   (2.70)% to (0.98)%
  2014                                62,187,031   0.98 to 1.04       64,764,833     1.04%      1.20% to 2.45%   (2.18)% to (0.45)%

PIMCO VIT TOTAL RETURN ADV CL
  2018                               134,310,201   1.04 to 1.16      156,325,287     2.44%      1.20% to 2.45%   (3.53)% to (0.93)%
  2017                               143,049,407   1.06 to 1.19      169,591,427     1.92%      1.20% to 2.70%     1.78% to 4.5%
  2016                               138,377,473   1.04 to 1.14      158,406,411     1.98%      1.20% to 2.70%    (0.39)% to 1.97%
  2015                               147,656,574   1.04 to 1.13      166,770,221     4.84%      1.20% to 2.70%   (2.57)% to (0.85)%
  2014                               150,517,076   1.06 to 1.14      171,456,699     2.14%      1.20% to 2.70%     1.15% to 2.94%

PUTNAM VT EQUITY INCOME CL IB
  2018                                 5,486,861   1.43 to 2.43       13,227,854     0.70%      1.20% to 2.45%  (11.16)% to (8.76)%
  2017                                 5,826,254   1.59 to 2.69       15,544,063     0.85%      1.20% to 2.45%    15.33% to 18.42%
  2016                                 2,371,963   1.38 to 2.29        5,355,987     1.86%      1.20% to 2.20%    10.35% to 12.29%
  2015                                 2,401,574   1.60 to 2.04        4,834,224     1.67%      1.20% to 2.20%   (5.86)% to (4.20)%
  2014                                 2,342,261   1.68 to 2.13        4,919,650     1.99%      1.20% to 2.20%    9.39% to 11.32%

PUTNAM VT GROWTH OPP CL IB
  2018                                 3,768,270   2.09 to 2.88       10,782,941     0.00%      1.20% to 2.45%    (0.61)% to 2.07%
  2017                                 2,427,185   2.09 to 2.85        6,823,296     0.11%      1.20% to 2.45%    27.11% to 30.51%
  2016 (h)                             1,738,684   1.64 to 2.20        3,760,565     1.28%      1.20% to 2.45%    (0.39)% to 1.97%
  2015                                 3,328,112   1.64 to 2.17        7,143,855     1.49%      1.20% to 2.45%   (8.84)% to (7.23)%
  2014                                 3,971,247   1.79 to 2.34        9,206,811     0.43%      1.20% to 2.45%     6.53% to 8.41%

PUTNAM VT INTER EQ CL IB
  2018                                 1,463,026   0.83 to 1.74        2,383,655     1.41%      1.20% to 2.30%  (21.48)% to (20.08)%
  2017                                 1,581,531   1.62 to 2.18        3,234,571     2.28%      1.20% to 2.30%    22.91% to 25.07%
  2016                                 2,012,426   1.31 to 1.74        3,312,339     3.24%      1.20% to 2.30%   (5.28)% to (3.61)%
  2015                                 2,056,174   0.77 to 1.81        3,508,668     1.21%      1.20% to 2.70%   (2.77)% to (1.05)%
  2014                                 2,266,583   0.79 to 1.83        3,917,834     0.96%      1.20% to 2.70%   (9.49)% to (7.89)%

PUTNAM VT SUS LEADERS FD CL IB
  2018                                   520,231   2.06 to 3.30        1,657,498     0.00%      1.20% to 2.10%   (4.41)% to (2.71)%
  2017                                   626,557   2.47 to 3.39        2,061,657     0.81%      1.20% to 2.10%    25.48% to 27.69%
  2016                                   444,447   1.95 to 2.66        1,131,891     0.71%      1.20% to 2.10%     4.66% to 6.51%
  2015                                 1,608,779   1.85 to 2.49        3,963,044     0.48%      1.20% to 2.10%   (3.19)% to (1.48)%
  2014                                 1,449,087   1.90 to 2.53        3,625,258     0.13%      1.20% to 2.10%    10.19% to 12.14%

SFT CORE BOND CL 2
  2018                               141,776,677   1.07 to 5.52      230,974,237     0.00%      0.15% to 2.70%   (3.74)% to (0.99)%
  2017                               122,739,561   1.11 to 5.58      201,040,540     0.00%      0.15% to 2.70%     1.65% to 4.53%
  2016                               122,831,832   1.09 to 5.34      195,670,933     0.00%      0.15% to 2.70%     1.34% to 4.21%
  2015                               124,618,248   1.07 to 5.12      193,255,265     0.00%      0.15% to 2.70%    (2.76)% to 0.01%
  2014                               122,294,915   1.10 to 5.12      193,902,325     0.00%      0.15% to 2.70%     3.20% to 6.13%

SFT DYNAMIC MGD VOL
  2018                               306,014,932   1.23 to 1.31      399,766,113     0.00%      1.20% to 2.30%   (5.74)% to (3.19)%
  2017                               264,099,934   1.27 to 1.36      359,634,207     0.00%      1.20% to 2.70%    14.52% to 17.59%
  2016                               233,842,351   1.12 to 1.17      273,245,709     0.00%      1.20% to 2.45%     5.62% to 8.12%
  2015                               187,165,507   1.05 to 1.09      203,486,820     0.00%      1.20% to 2.45%   (6.06)% to (4.40)%
  2014                               115,228,324   1.11 to 1.14      131,044,394     0.00%      1.20% to 2.45%     4.98% to 6.83%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
SFT GOVT MONEY MARKET
  2018                                29,490,449   0.81 to 2.37       32,338,192     1.20%      0.15% to 2.45%    (1.78)% to 1.03%
  2017                                23,754,702   0.82 to 2.35       26,102,416     0.12%      0.15% to 2.45%   (2.77)% to (0.02)%
  2016                                31,148,458   0.83 to 2.35       34,125,303     0.00%      0.15% to 2.50%   (2.85)% to (0.11)%
  2015                                33,415,889   0.85 to 2.35       36,958,618     0.00%      0.15% to 2.50%   (2.91)% to (0.15)%
  2014                                33,036,365   0.85 to 2.36       38,132,876     0.00%      0.15% to 2.70%   (2.91)% to (0.15)%

SFT INDEX 400 MC CL 2
  2018                                16,394,080   1.62 to 5.64       65,184,715     0.00%      0.15% to 2.70%  (14.17)% to (11.71)%
  2017                                18,394,450   1.88 to 6.39       82,763,344     0.00%      0.15% to 2.70%    12.26% to 15.44%
  2016                                21,859,046   1.63 to 5.54       84,752,467     0.00%      0.15% to 2.95%    16.56% to 19.86%
  2015                                20,505,012   1.40 to 4.62       67,076,129     0.00%      0.15% to 2.95%   (5.46)% to (2.78)%
  2014                                22,733,438   1.48 to 4.75       76,637,719     0.00%      0.15% to 2.95%     6.06% to 9.07%

SFT INDEX 500 CL 2
  2018                                43,766,555   1.78 to 12.56     197,088,437     0.00%      0.15% to 2.25%   (7.58)% to (4.94)%
  2017                                47,963,283   1.66 to 13.21     226,207,756     0.00%      0.15% to 2.70%    17.72% to 21.05%
  2016                                48,749,748   1.41 to 10.91     193,515,964     0.00%      0.15% to 2.70%    8.21% to 11.27%
  2015                                47,932,896   1.30 to 9.81      175,837,831     0.00%      0.15% to 2.70%    (2.00)% to 0.78%
  2014                                48,755,932   1.32 to 9.73      181,518,328     0.00%      0.15% to 2.70%    9.84% to 12.96%

SFT INTL BOND CL 2
  2018                                45,280,035   1.26 to 2.80       77,716,877     0.00%      0.15% to 2.70%    (1.75)% to 1.06%
  2017                                47,387,202   1.28 to 2.77       81,162,393     0.00%      0.15% to 2.70%    (1.81)% to 0.97%
  2016                                48,755,543   1.29 to 2.75       83,587,130     0.00%      0.15% to 2.70%     0.11% to 2.94%
  2015                                50,751,879   1.29 to 2.67       85,334,680     0.00%      0.15% to 2.70%   (6.95)% to (4.31)%
  2014                                51,586,760   1.38 to 2.79       91,906,893     0.00%      0.15% to 2.70%    (1.25)% to 1.55%

SFT IVY GROWTH
  2018                                46,338,202   1.70 to 9.94      176,518,806     0.00%      0.15% to 2.70%    (0.78)% to 2.05%
  2017                                55,249,424   1.69 to 9.85      204,971,656     0.00%      0.15% to 2.70%    25.47% to 29.02%
  2016                                64,780,044   1.33 to 7.72      185,798,724     0.00%      0.15% to 2.95%    (2.02)% to 0.75%
  2015                                72,750,220   1.33 to 7.75      209,421,578     0.00%      0.15% to 2.95%     3.64% to 6.58%
  2014                                82,944,079   1.27 to 7.35      224,075,624     0.00%      0.15% to 2.95%    10.75% to 12.85%

SFT IVY SMALL CAP GROWTH
  2018                                13,476,008   1.83 to 6.27       47,577,022     0.00%      0.15% to 2.45%   (6.74)% to (4.08)%
  2017                                14,741,542   1.93 to 6.53       54,659,481     0.00%      0.15% to 2.45%    21.67% to 25.11%
  2016 (e)                            16,470,052   1.56 to 5.22       48,962,203     0.00%      0.12% to 2.47%    17.62% to 20.95%
  2015 (f)                            17,985,407   1.18 to 4.32       44,780,293     0.00%      0.07% to 2.62%    (6.39)% to 3.73%
  2014 (g)                            19,748,439   1.25 to 4.48       51,323,384     0.00%      0.08% to 2.63%     6.66% to 8.69%

SFT MGD VOL EQUITY
  2018                               261,972,880   1.08 to 1.11      290,923,571     0.00%      1.20% to 2.10%   (7.71)% to (5.21)%
  2017                               216,662,904   1.15 to 1.18      256,150,263     0.00%      1.20% to 2.35%    12.96% to 15.99%
  2016                               172,000,300   1.02 to 1.03      176,901,584     0.00%      1.20% to 2.35%     1.14% to 3.54%
  2015 (b)                             5,365,851       1.00            5,362,137     0.00%      1.20% to 1.85%     0.29% to 0.50%

SFT REAL ESTATE CL 2
  2018                                17,207,071   1.28 to 5.08       64,244,975     0.00%      0.15% to 2.70%   (8.17)% to (5.54)%
  2017                                19,017,328   1.39 to 5.38       76,088,379     0.00%      0.15% to 2.70%     2.32% to 5.21%
  2016                                20,015,378   1.36 to 5.12       77,047,525     0.00%      0.15% to 2.70%     1.38% to 4.24%
  2015                                21,016,292   1.34 to 4.91       78,465,052     0.00%      0.15% to 2.70%     1.94% to 4.83%
  2014                                22,888,172   1.31 to 4.68       82,446,929     0.00%      0.15% to 2.70%    26.59% to 30.18%

SFT T. ROWE PRICE VALUE
  2018                                35,997,308   1.39 to 2.88      103,266,141     0.00%      1.20% to 2.70%  (12.44)% to (10.07)%
  2017                                40,399,908   1.58 to 3.23      130,064,067     0.00%      1.20% to 2.70%    15.17% to 18.26%
  2016 (e)                            45,936,152   1.34 to 2.76      126,204,702     0.00%      1.19% to 2.94%    7.45% to 10.00%
  2015 (f)                            50,885,068   1.25 to 2.52      127,868,449     0.00%      1.16% to 2.91%   (4.84)% to (3.16)%
  2014 (g)                            56,265,717   1.31 to 2.60      146,020,559     0.00%      1.17% to 2.92%     6.09% to 7.35%

SFT WELLINGTON CORE EQUITY CL 2
  2018 (c)                            13,854,273   1.75 to 3.50       44,148,623     0.00%    (0.06)% to 2.29%   (5.00)% to (2.29)%
  2017 (d)                            15,900,926   1.82 to 3.63       52,653,099     0.00%    (0.01)% to 2.34%    17.78% to 21.12%
  2016 (e)                            18,660,987   1.52 to 3.02       51,509,908     0.00%      0.01% to 2.36%     1.96% to 4.85%
  2015 (f)                            22,768,665   1.32 to 2.92       60,807,646     0.00%    (0.07)% to 2.48%    (1.99)% to 0.80%
  2014 (g)                            25,068,962   1.34 to 2.92       66,977,999     0.00%      0.03% to 2.58%    9.46% to 11.53%

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                               December 31, 2018

                                                  AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                                   ---------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                    INVESTMENT      EXPENSE          TOTAL RETURN
                                       UNITS       VALUE LOWEST                     INCOME      RATIO LOWEST          LOWEST
                                    OUTSTANDING     TO HIGHEST      NET ASSETS      RATIO*      TO HIGHEST**      TO HIGHEST***
                                   -------------  --------------  --------------  ----------  ----------------  --------------------
TOPS MGD RISK BAL ETF CL 2
  2018                                16,868,738   1.02 to 1.11       18,783,848     1.65%      1.20% to 2.45%   (8.78)% to (6.32)%
  2017                                18,538,227   1.12 to 1.20       22,235,479     1.48%      1.20% to 2.45%    7.38% to 10.25%
  2016                                21,479,806   1.04 to 1.10       23,578,557     1.31%      1.20% to 2.45%     3.15% to 5.59%
  2015                                20,050,518   1.00 to 1.05       20,969,313     1.25%      1.20% to 2.45%   (7.27)% to (5.64)%
  2014                                20,422,030   1.07 to 1.11       22,633,674     0.97%      1.20% to 2.45%     0.06% to 1.83%

TOPS MGD RISK FLEX ETF
  2018                               117,428,356   0.98 to 1.03      121,175,002     1.19%      1.20% to 2.15%   (9.19)% to (6.73)%
  2017                               109,558,806   1.09 to 1.12      122,319,467     1.06%      1.20% to 1.85%    8.02% to 10.91%
  2016                                92,840,617   0.98 to 1.02       94,299,344     0.78%      1.20% to 2.15%     2.30% to 4.73%
  2015                                68,860,931   0.96 to 0.98       67,186,225     0.49%      1.20% to 2.15%   (7.96)% to (6.33)%
  2014                                34,958,247   1.03 to 1.04       36,414,844     0.10%      1.20% to 2.15%    (0.44)% to 1.32%

TOPS MGD RISK GROWTH ETF CL 2
  2018                                65,725,907   1.09 to 1.14       75,237,263     1.51%      1.20% to 2.00%  (11.39)% to (9.00)%
  2017                                68,252,439   1.21 to 1.27       86,636,462     1.56%      1.20% to 2.00%    14.25% to 17.31%
  2016                                73,438,956   1.04 to 1.09       80,182,907     1.62%      1.20% to 2.25%     2.51% to 4.94%
  2015                                85,478,285   1.01 to 1.05       89,469,644     1.43%      1.20% to 2.25%  (11.79)% to (10.23)%
  2014                                84,977,795   1.13 to 1.17       99,082,427     0.88%      1.20% to 2.25%    (1.63)% to 0.10%

TOPS MGD RISK MOD GRO ETF CL 2
  2018                                19,867,112   1.09 to 1.15       22,909,039     1.58%      1.20% to 2.10%   (9.93)% to (7.50)%
  2017                                21,726,938   1.20 to 1.26       27,330,150     1.61%      1.20% to 2.10%    10.55% to 13.51%
  2016                                22,464,972   1.06 to 1.12       25,120,472     1.47%      1.20% to 2.25%     3.23% to 5.68%
  2015                                26,689,496   1.02 to 1.06       28,410,320     1.33%      1.20% to 2.25%   (9.08)% to (7.48)%
  2014                                29,123,275   1.12 to 1.15       33,506,104     1.04%      1.20% to 2.25%    (0.18)% to 1.58%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the sub-account does not record investment income. For periods less than one year, the ratios have been annualized.

** This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include expenses that result in a direct reduction to unit values as well as applicable fee waivers that result in an increase to the unit values. Charges made directly to a contract owner's account through the redemption of units and expenses of the underlying fund are excluded. The ranges of unit fair value and expense ratios shown do not consider available products or contract benefits that have not yet been sold. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Some individual contract total returns may differ from the stated return due to new products that launched during the period. The total return is presented as a range of minimum to maximum values, based on the product grouping and available contract benefits representing the minimum and maximum expense ratio amounts whether or not the product or benefits have been sold. Some individual contract total returns may not be within the ranges presented.

(a) For the period from May 1, 2015 through December 31, 2015.
(b) For the period from November 18, 2015 through December 31, 2015.
(c) For the year ended December 31, 2018, Minnesota Life waived expenses for SFT Wellington Core Equity Cl 2 resulting in a reduction of the expense ratio of 0.21%.
(d) For the year ended December 31, 2017, Minnesota Life waived expenses for SFT Wellington Core Equity Cl 2 resulting in a reduction of the expense ratio of 0.16%.
(e) For the year ended December 31, 2016, Minnesota Life waived expenses for SFT Ivy Small Cap Growth, SFT Wellington Core Equity Cl 2, and SFT T. Rowe Price Value resulting in a reduction of the expense ratio of 0.03%, 0.14%, and 0.01%, respectively.
(f) For the year ended December 31, 2015, Minnesota Life waived expenses for SFT Ivy Small Cap Growth, SFT Wellington Core Equity Cl 2, and SFT T. Rowe Price Value resulting in a reduction of the expense ratio of 0.08%, 0.22%, and 0.04%, respectively.
(g) For the period from May 1, 2014 to December 31, 2014, Minnesota Life waived expenses for SFT Ivy Small Cap Growth, SFT Wellington Core Equity Cl 2, and SFT
T. Rowe Price Value resulting in a reduction of the expense ratio of 0.07%, 0.12%, and 0.03%, respectively.
(h) Putnam VT Voyager Cl IB merged into Putnum VT Growth Opp Cl IB effective November 21, 2016. Information prior to merger effective date reflects Putnam VT Voyager Cl IB.

(8) SUBSEQUENT EVENTS

Management has evaluated subsequent events through March 29, 2019, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

                        MINNESOTA LIFE INSURANCE COMPANY

                         STATUTORY FINANCIAL STATEMENTS
                       AND FINANCIAL STATEMENT SCHEDULES

                               DECEMBER 31, 2018

[KPMG LOGO]

                  KPMG LLP
                  4200 Wells Fargo Center
                  90 South Seventh Street
                  Minneapolis, MN 55402

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying financial statements of Minnesota Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2018, and the related notes to the statutory financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the financial statements, the financial statements are prepared by Minnesota Life Insurance Company using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

          KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Minnesota Life Insurance Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2018.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Minnesota Life Insurance Company as of December 31, 2018 and 2017, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2018, in accordance with statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce described in Note 2.

OTHER MATTER

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the schedule of selected financial data, the schedule of supplemental investment risks interrogatories and the summary investment schedule is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Minnesota Department of Commerce. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

                              [KPMG LLP SIGNATURE]

Minneapolis, Minnesota
April 2, 2019

                        MINNESOTA LIFE INSURANCE COMPANY
  STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
                           DECEMBER 31, 2018 AND 2017
                                 (IN THOUSANDS)

                                                                                    2018               2017
                                                                              -----------------  -----------------
ADMITTED ASSETS
Bonds                                                                         $     15,520,081   $     14,289,488
Common stocks                                                                          395,121            403,038
Mortgage loans, net                                                                  3,614,864          3,006,051
Derivative instruments                                                                 149,598            495,476
Other invested assets                                                                  910,649            882,425
Policy loans                                                                           519,511            465,444
Investments in affiliated companies                                                    360,809            337,611
Cash, cash equivalents and short-term investments                                       61,518            186,804
                                                                              -----------------  -----------------
  Total invested assets                                                             21,532,151         20,066,337

Premiums deferred and uncollected                                                      341,311            379,937
Current income tax recoverable                                                          26,072                 --
Deferred income taxes                                                                  137,213            147,238
Other assets                                                                           310,416            355,386
                                                                              -----------------  -----------------
  Total assets, excluding separate accounts                                         22,347,163         20,948,898

Separate account assets                                                             24,172,223         25,484,738
                                                                              -----------------  -----------------
         Total assets                                                         $     46,519,386   $     46,433,636
                                                                              =================  =================

LIABILITIES AND CAPITAL AND SURPLUS

Liabilities:
  Policy reserves:
    Life insurance                                                            $      9,936,193   $      8,751,354
    Annuities and other fund deposits                                                7,062,574          6,241,000
    Accident and health                                                                149,202            127,636
  Policy claims in process of settlement                                               440,905            428,263
  Dividends payable to policyholders                                                    40,489             44,251
  Other policy liabilities                                                           1,557,398          1,597,925
  Asset valuation reserve                                                              162,111            254,301
  Current income tax liability                                                              --             19,778
  Accrued commissions and expenses                                                     104,347            111,131
  Other liabilities                                                                     79,222            376,724
                                                                              -----------------  -----------------
    Total liabilities, excluding separate accounts                                  19,532,441         17,952,363

  Separate account liabilities                                                      24,137,978         25,421,348
                                                                              -----------------  -----------------
    Total liabilities                                                               43,670,419         43,373,711
                                                                              -----------------  -----------------

Capital and surplus:
  Common stock, $1 par value, 5,000,000 shares authorized, issued and
    outstanding                                                                          5,000              5,000
  Additional paid in capital                                                           216,540            196,534
  Surplus notes                                                                        118,000            118,000
  Unassigned surplus                                                                 2,509,427          2,740,391
                                                                              -----------------  -----------------
    Total capital and surplus                                                        2,848,967          3,059,925
                                                                              -----------------  -----------------
         Total liabilities and capital and surplus                            $     46,519,386   $     46,433,636
                                                                              =================  =================

See accompanying notes to statutory financial statements.

                        MINNESOTA LIFE INSURANCE COMPANY
           STATUTORY STATEMENTS OF OPERATIONS AND CAPITAL AND SURPLUS
                 YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
                                 (IN THOUSANDS)

                                                                 2018               2017               2016
                                                           -----------------  -----------------  -----------------
STATEMENTS OF OPERATIONS
Revenues:
  Premiums                                                 $      3,716,312   $      3,511,204   $      3,396,091
  Annuity considerations                                          3,830,326          4,075,441          2,843,110
  Net investment income                                             792,410            748,445            704,765
  Investment management, administration and contract
    guarantee fees                                                  275,707            266,159            252,164
  Other income                                                      166,259            157,584            120,065
                                                           -----------------  -----------------  -----------------
    Total revenues                                                8,781,014          8,758,833          7,316,195
                                                           -----------------  -----------------  -----------------

Benefits and expenses:
  Policyholder benefits                                           5,372,746          4,968,449          4,639,273
  Increase in policy reserves                                     2,028,067          2,590,124          1,053,685
  General insurance expenses and taxes                              373,762            334,853            310,894
  Salaries and wages                                                193,743            183,849            177,720
  Group service and administration fees                              59,849             88,596             75,092
  Commissions                                                       501,200            451,688            454,405
  Separate account transfers, net                                   318,521             81,934            343,448
                                                           -----------------  -----------------  -----------------
    Total benefits and expenses                                   8,847,888          8,699,493          7,054,517
                                                           -----------------  -----------------  -----------------

    Gain (loss) from operations before dividends,
      federal income taxes and net realized capital
      gains (losses)                                                (66,874)            59,340            261,678

Dividends to policyholders                                           42,378             47,337             49,603
                                                           -----------------  -----------------  -----------------
    Gain (loss) from operations before federal income
      taxes and net realized capital gains (losses)                (109,252)            12,003            212,075

Federal income taxes incurred                                         2,442              4,275             61,828
                                                           -----------------  -----------------  -----------------
    Gain (loss) from operations before net realized
      capital gains (losses)                                       (111,694)             7,728            150,247

Net realized capital gains (losses), net of transfers to
  interest maintenance reserve and federal income taxes             186,420            270,210            (67,924)
                                                           -----------------  -----------------  -----------------
    Net income                                             $         74,726   $        277,938   $         82,323
                                                           =================  =================  =================

STATEMENTS OF CAPITAL AND SURPLUS

Capital and surplus, beginning of year                     $      3,059,925   $      2,971,602   $      2,766,405
Net income                                                           74,726            277,938             82,323
Net change in unrealized capital gains and losses                  (257,804)           (23,099)            94,751
Net change in deferred income tax                                    34,167            (82,922)            47,397
Change in asset valuation reserve                                    92,190             18,421            (51,004)
Net change in separate account surplus                                  461              7,349              3,636
Dividends to stockholder                                             (9,647)          (188,705)            (2,000)
Change in unauthorized reinsurance                                   (2,208)             4,300             (1,588)
Change in non-admitted assets                                      (166,428)            51,077             20,645
Change in reserves due to change in valuation basis                      --                 --             10,546
Capital contribution                                                 20,006             17,841                 --
Other, net                                                            3,579              6,123                491
                                                           -----------------  -----------------  -----------------
Capital and surplus, end of year                           $      2,848,967   $      3,059,925   $      2,971,602
                                                           =================  =================  =================

See accompanying notes to statutory financial statements.

                        MINNESOTA LIFE INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOW
                  YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
                                 (IN THOUSANDS)

                                                                 2018               2017               2016
                                                           -----------------  -----------------  -----------------
CASH FLOW FROM OPERATING ACTIVITIES
Revenues:
  Premiums and annuity considerations                      $      7,971,586   $      7,578,903   $      6,908,917
  Net investment income                                             782,614            733,467            675,764
                                                           -----------------  -----------------  -----------------
    Total receipts                                                8,754,200          8,312,370          7,584,681
                                                           -----------------  -----------------  -----------------

Benefits and expenses paid:
  Policyholder benefits                                           5,313,921          4,971,796          4,631,338
  Dividends to policyholders                                         46,140             50,646             56,340
  Commissions and expenses                                        1,141,411          1,046,570          1,025,628
  Separate account transfer, net                                    302,939             66,857            367,264
  Federal income taxes                                               53,751             98,331             53,644
                                                           -----------------  -----------------  -----------------
    Total payments                                                6,858,162          6,234,200          6,134,214
                                                           -----------------  -----------------  -----------------

      Cash provided from operations                               1,896,038          2,078,170          1,450,467
                                                           -----------------  -----------------  -----------------

CASH FLOW FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured or repaid:
  Bonds                                                           3,719,165          4,052,868          4,164,867
  Common stocks                                                     220,412            260,437            263,237
  Mortgage loans                                                    383,096            364,837            363,402
  Derivative instruments                                            477,497            433,108            193,443
  Other invested assets                                             138,775            372,202            106,631
Separate account redemptions                                         25,114             25,297             24,390
                                                           -----------------  -----------------  -----------------
                                                                  4,964,059          5,508,749          5,115,970
                                                           -----------------  -----------------  -----------------

Cost of investments acquired:
  Bonds                                                           5,031,445          5,834,744          5,165,789
  Common stocks                                                     201,086            206,439            300,061
  Mortgage loans                                                    997,476            832,982            776,220
  Derivative instruments                                            400,800            303,079            264,884
  Other invested assets                                             119,920            159,519            106,310
Separate account investments                                            435             30,231             15,444
Securities in transit, net                                          (13,317)            (3,727)            35,412
Other provided, net                                                  50,660             50,138             15,798
                                                           -----------------  -----------------  -----------------
                                                                  6,788,505          7,413,405          6,679,918
                                                           -----------------  -----------------  -----------------

      Cash applied to investing                                  (1,824,446)        (1,904,656)        (1,563,948)
                                                           -----------------  -----------------  -----------------

CASH FLOW FROM FINANCING AND MISCELLANEOUS ACTIVITIES

Borrowed money, net                                                (225,000)           (30,000)           100,000
Net deposits on deposit-type contract funds                          18,504            (10,892)           161,232
Dividend paid to stockholder                                             --           (185,142)                --
Contributed capital                                                  11,500                 --                 --
Other cash applied                                                   (1,882)             3,104            (19,569)
                                                           -----------------  -----------------  -----------------

      Cash (applied to) provided from financing                    (196,878)          (222,930)           241,663
                                                           -----------------  -----------------  -----------------

RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM
  INVESTMENTS

Net change in cash, cash equivalents and short-term
  investments                                                      (125,286)           (49,416)           128,182
Beginning of the year                                               186,804            236,220            108,038
                                                           -----------------  -----------------  -----------------
  End of the year                                          $         61,518   $        186,804   $        236,220
                                                           =================  =================  =================

See accompanying notes to statutory financial statements.

                        MINNESOTA LIFE INSURANCE COMPANY

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                        DECEMBER 31, 2018, 2017 AND 2016
                                 (IN THOUSANDS)

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     Minnesota Life Insurance Company (the Company), a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG), both directly and through its subsidiaries and controlled affiliates, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company, which operates in the United States, generally offers the following types of products:

        - Fixed, indexed and variable universal life, term life and whole life insurance products to individuals through affiliated and independent channel partners.
        - Immediate and deferred annuities, with fixed, indexed, and variable investment options through affiliated and independent channel partners.
        - Group life insurance and voluntary products to private and public employers.
        - Customized retirement options to employers and investment firms through affiliated and independent channel partners as well as direct relationships.
        - Life insurance protection through banks, credit unions, and finance companies.

     The Company serves over 14 million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     During October 2016, the Company entered into a membership interest purchase agreement to sell its consumer finance company, Personal Finance Company LLC (PFC). The transaction closed effective March 31, 2017 and resulted in a $187,325 realized capital gain before income taxes and $(173,325) change in unrealized capital gains and losses, which net with taxes had an immaterial impact to capital and surplus.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying statutory financial statements of Minnesota Life Insurance Company have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. The Minnesota Department of Commerce recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Law. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The National Association of Insurance Commissioners' (NAIC) ACCOUNTING PRACTICES AND PROCEDURES manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The state has adopted the prescribed accounting practices as stated in NAIC SAP, without modification. The Company has no material statutory accounting practices that differ from those of the state of Minnesota or the NAIC accounting practices. See note 13 for discussion of statutory dividend limitations. These practices differ from U.S. generally accepted accounting principles (GAAP).

     The more significant differences, of which the aggregate effects are material are as follows:

     - Acquisition costs, such as commissions and other costs incurred in connection with the successful acquisition of new and renewal business, are charged to current operations as incurred whereas premiums are recognized as earned over the premium paying periods of the policies and contracts. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.

     - Certain assets are designated as "non-admitted" and changes in such amounts are charged directly to unassigned surplus.

     - Policy reserves are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on current best estimates or locked in best estimate assumptions on the date of issuance with a provision for adverse deviation, which include considerations for lapses and withdrawals.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The more significant differences, of which the aggregate effects are material are as follows (Continued):

     - The Company is required to establish an asset valuation reserve (AVR) and an interest maintenance reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate and other invested assets. Changes in this reserve are recorded as direct charges or credits to surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of interest rates in the market and to amortize them over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion of the bond or mortgage loan not yet taken into income. If IMR is negative, it is designated as non-admitted and is directly charged to unassigned surplus. For securities the Company intends to sell in which a write-down is necessary, the Company reviews whether the realized loss affects the IMR or AVR. There are no such requirements on a GAAP basis.

     - Investments, other than common stocks, preferred stocks and investments in subsidiaries, are carried at values prescribed by the NAIC. GAAP requires investments, other than common stocks, preferred stocks and investments in subsidiaries, to be classified as held-to-maturity securities, which are reported at amortized cost, trading securities, which are reported at fair value through earnings or available-for-sale securities, which are reported at fair value through equity.

     - Investments in common stocks and preferred stocks are carried at values prescribed by the NAIC. After January 1, 2018, GAAP requires common stocks and preferred stocks to be reported at fair value through earnings. Prior to January 1, 2018, GAAP required common stocks and preferred stocks to be classified as trading securities, which were reported at fair value through earnings, or available-for-sale securities, which were reported at fair value through stockholder's equity.

     - Bonds that have been assigned the NAIC Category 6 designation are carried at the appropriate NAIC carrying value of fair value or cost. There are no such requirements on a GAAP basis.

     - Undistributed income and capital gains and losses for limited partnership alternative investments are reported in capital and surplus as unrealized gains and losses until realized. Under GAAP, specialized accounting treatment for investment companies requires unrealized gains and losses on these alternative investments to be included in earnings.

     - Investments in subsidiaries are carried at the audited net equity values as prescribed by the NAIC. Changes in equity values related to earnings are reflected in surplus, and other equity changes are reflected in surplus as charges or credits to unrealized gains and losses. GAAP requires subsidiaries and certain variable interest entities to be consolidated.

     - Deferred federal income taxes are provided for the tax effects of certain income and expense items recognized for income tax purposes in different years than for financial reporting purposes. The change in the net deferred tax asset or liability is reflected in surplus. Admittance testing may result in a charge to capital and surplus for non-admitted portions of the net deferred tax asset. GAAP requires the change to be reported in operations or other comprehensive income.

     - In determining the need for tax contingency reserves, consideration is given to whether it is more-likely-than-not that specific uncertain tax benefits will be realized. GAAP subsequently subjects the tax benefits to an additional quantitative measurement step.

     - Goodwill is admitted subject to a 10% limitation on surplus and amortized over the useful life of the goodwill, not to exceed 10 years. Under GAAP, goodwill, which is considered to have an indefinite useful life, is tested using either a qualitative or quantitative approach for impairment and a loss is recorded, when appropriate.

     - Surplus notes are classified as capital and surplus. Under GAAP, surplus notes are classified as liabilities.

     - Rental income on home office properties owned by the Company is recognized by the Company and a similar amount of rental expense is recognized as a charge for the related office space. Under GAAP, there is no recognition of either rental income or rental expense on home office properties owned by the Company.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The more significant differences, of which the aggregate effects are material are as follows (Continued):

     - Certain assets and liabilities are recorded net of the effects of related reinsurance, which is not permitted by GAAP.

     - The statutory financial statements do not include accumulated other comprehensive income (loss) as required by GAAP.

     - Nontraditional life products include individual adjustable life, universal life and variable life insurance and group universal and variable life insurance. Revenues from nontraditional life products and deferred annuities consist of premiums received rather than policy and contract fees charged for the cost of insurance, policy administration and surrenders as required under GAAP.

     - The statutory statements of cash flow do not classify cash flow consistent with GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

     - Statutory policyholder dividend liabilities are required to be calculated including dividends anticipated to be paid in the next twelve months. GAAP requires a dividend accrual representing dividends due and unpaid through the current year-end.

     - The calculation of reserves and transfers in the Separate Account Statement requires the use of a Commissioners' Annuity Reserve Valuation Method (CARVM) allowance on annuities and a Commissioners' Reserve Valuation Method (CRVM) allowance on certain life products for statutory reporting. There is no such requirement on a GAAP basis.

     - Derivative instruments are recorded at fair value or amortized cost. Changes in derivative instruments recognized at fair value, other than hedges, are recorded as unrealized capital gains and losses on the statutory statements of capital and surplus. Hedges are held using the same accounting methodology as the hedged item. Under GAAP reporting, derivative instruments are held at fair value. Changes in fair value are recorded to realized capital gains and losses, policyholder benefits in the case of certain life insurance product hedging or unrealized capital gains and losses depending on the nature of the hedging relationship, if any, that are designated.

     - A deferred premium asset is established to recognize receipt of premiums on a payment mode other than annual. This asset is considered an offset to statutory reserve calculations which use only annual modal premium assumptions. Deferred premiums are calculated from the current statement date to policy anniversary date. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a constant of gross premiums.

     - Policy and contract fees are recognized through the statements of operations as received. Under GAAP, these amounts are reported as unearned revenue and are recognized in operations over the period in which the services are provided.

     - The Company periodically invests money in its separate accounts, which is reported as a component of separate account assets and unassigned surplus. On a GAAP basis, these investments are reported as investments in equity securities, based on the underlying characteristics of the investment.

     - Separate account assets and liabilities include certain market value adjusted fixed annuity and investment options on variable annuities. Notwithstanding the market value adjustment feature, the investment performance of the separate account assets is not being passed to the contractholder, and therefore, on a GAAP basis the contract is not reported in the separate account. Rather, the components of the spread on a book value basis are recorded in interest income and interest credited and realized gains and losses on investments and market value adjustments on contract surrenders are recognized as incurred. For GAAP, the contract liability is included in policy and contract balances and the assets are recorded within invested assets.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The more significant differences, of which the aggregate effects are material are as follows (Continued):

     - The Company issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder a return of no less than one of the following upon a qualifying event: (a) total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization. The Company also issues universal life and variable universal life contracts where the Company provides to the contractholder a no-lapse guarantee and fixed indexed annuities with a guaranteed income in excess of account value. Statutory reserving methodologies consistent with other policy reserves and state requirements are established connected to these guarantees. GAAP requires the calculation of an additional liability related to these guarantees, specifically where product features produce an earnings pattern of profits followed by losses. Certain guarantees are considered embedded derivatives for GAAP. A separate reserve or an embedded derivative related to these guarantees is not required in statutory reporting.

     - The Company also issues certain fixed indexed annuity and indexed universal life contracts that contain features which are considered to be embedded derivatives that are not separated between components and are accounted for consistent with the host contract. Under GAAP, the embedded derivative is bifurcated from the host contract and accounted for separately as a derivative carried at fair value with changes in fair value recorded in net income.

     - GAAP requires that sales inducements be deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. A separate asset related to sales inducements is not allowed under statutory reporting.

     The significant accounting policies that are reflected in the accompanying statutory financial statements are as follows:

     NEW ACCOUNTING PRONOUNCEMENTS

     In March 2018, the NAIC adopted revisions to SSAP No. 102, Pensions, to remove the disclosure requirement for the reconciliation of plan assets classified as Level 3 in the fair value hierarchy. The revised statement is effective on a prospective basis for 2018 reporting periods and resulted in the removal of disclosures in note 12.

     In March 2018, the NAIC adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, to exclude cash equivalents, derivatives and short-term investments with credit assessments equivalent to an NAIC 1 or NAIC 2 designation from the wash sale disclosure requirements. The revisions also clarify that the wash sale disclosure should be captured in the financial statements for the reporting period in which the investment was sold. The revised statement is effective on a prospective basis for 2018 reporting periods and resulted in additional disclosures in note 5.

     PERMITTED PRACTICE

     The Company has received a permitted practice from the Minnesota Department of Commerce to use a modified 1959 Accidental Death Benefit table, and the net effect is immaterial for reporting purposes.

     REVENUES AND EXPENSES

     Premiums are credited to revenue over the premium paying period of the policies, with the exception of single and flexible premium contracts which are credited to revenue when received from the policyholder. Annuity considerations and investment management, administration and contract guarantee fees are recognized as revenue when received. Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. Benefits and expenses, including acquisition costs related to acquiring new and renewal business, are charged to operations as incurred. Acquisition expenses incurred are reduced for ceding allowances received or receivable.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Bonds and stocks are valued as prescribed by the NAIC. Bonds not backed by other loans are generally carried at cost, adjusted for the amortization of premiums, accretion of discounts and any other-than-temporary impairment
     (OTTI). Premiums and discounts are amortized and accreted over the estimated or contractual lives of the related bonds based on the interest yield method. Prepayment penalties are recorded to net investment income when collected. Bonds that have been assigned the NAIC category 6 designation are carried at the lower of cost or fair value. The Securities Valuation Office identified bond exchange-traded funds are reported at fair value.

     Hybrid securities are investments structured to have characteristics of both stocks and bonds. Hybrid securities totaled $32,503 and $35,668 at December 31, 2018 and 2017, respectively, which were classified as bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

     Loan-backed securities are stated at either amortized cost or the lower of amortized cost or discounted cash flows. The Company's loan-backed securities are reviewed quarterly, and as a result, the carrying value of a loan-backed security may be reduced to reflect changes in valuation resulting from discounted cash flow information. Loan-backed securities that have been assigned the NAIC category 6 designation are written down to the appropriate NAIC fair value. The Company uses a third-party pricing service in assisting the Company's determination of the fair value of most loan-backed securities. An internally developed matrix pricing model, discounted cash flow or other model is used to price a small number of holdings. The retrospective adjustment method is used to record investment income on all non-impaired securities except for interest-only securities or other non-investment grade securities where the yield had become negative. Investment income is recorded using the prospective method on these securities.

     For loan-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. For loan-backed securities that have a recognized OTTI, the adjusted cost basis is prospectively amortized over the remaining life of the security based on the amount and timing of future estimated cash flows. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     Common stocks are carried at fair value except for investments in stocks of subsidiaries and affiliates in which the Company has an interest of 10% or more, which are carried on an equity basis.

     The Company recognizes interest income as earned and recognizes dividend income on unaffiliated common stocks upon declaration of the dividend. Investment income is reported net of related investment expenses. For the years ended December 31, 2018 and 2017, the Company sold, redeemed or otherwise disposed 43 and 56 CUSIPs, respectively, as a result of a callable feature which generated investment income of $7,186 and $10,419, respectively, from prepayment penalties and acceleration fees.

     Preferred stocks are carried at cost less any OTTI adjustments and were classified as other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus.

     Mortgage loans are carried at the outstanding principal balances, net of unamortized premiums and discounts. Premiums and discounts are amortized and accreted over the terms of the mortgage loans based on the effective interest yield method. Prepayment penalties are recorded to net investment income. The Company invests primarily in commercial mortgages with a range of interest rates from 3.52% to 4.94% during 2018. In 2018, the maximum percentage of any one loan to the value of the collateral at the time of the investment of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 79%.

     The Company continues to record interest on those impaired mortgage loans that it believes to be collectible as due and accrued investment income. Any loans that have income 180 days or more past due continue to accrue income, but report all due and accrued income as a non-admitted asset. Past due interest on loans that are uncollectible is written off and no further interest is accrued. Any cash received for interest on impaired loans is recorded as income when collected.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

     Alternative investments include limited partnership investments in private equity funds, mezzanine debt funds and hedge funds. These investments are in included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus at the amount invested using the equity method of accounting. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Income distributed from these alternative investments is included in net investment income or net realized capital gains (losses) on the statutory statements of operations based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. Any undistributed amounts held by the investee are recorded, based on the Company's ownership share, as unrealized capital gains or losses on the statutory statements of capital and surplus. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statement issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

     Real estate is carried at cost less accumulated depreciation, adjusted for any OTTI losses taken. Real estate is included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Estimated losses are directly recorded to the carrying value of the asset and recorded as realized losses in the statements of operations. Total accumulated depreciation was $46,230 and $42,631 at December 31, 2018 and 2017, respectively. Depreciation is computed principally on a straight-line basis.

     The Company's investments in surplus notes of unrelated entities are included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Surplus note investments with a NAIC designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus note investments with a NAIC designation equivalent of NAIC 3 through 6 are reported at the lessor of amortized cost or fair value. An OTTI is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the surplus note. If it is determined that a decline in fair value is other than temporary, an impairment loss is recognized as a realized loss equal to the difference between the surplus note's carrying value and the fair value.

     Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued interest on policy loans over 90 days past due is non-admitted and totaled $3,413 and $7,144 as of December 31, 2018 and 2017, respectively.

     Investments in subsidiary companies are accounted for using the equity method and are carried as investments in affiliated companies or as other invested assets, in the case of limited liability companies, in the statutory statements of admitted assets, liabilities and capital and surplus. The Company records changes in its equity in its subsidiaries as credits or charges to capital and surplus. Insurance subsidiaries are recorded using statutory accounting principles. Non-insurance subsidiaries not engaged in prescribed insurance activities are recorded using audited GAAP results. Non-insurance subsidiaries engaged in prescribed insurance activities are recorded using audited GAAP results with certain statutory basis adjustments. Investments in limited liability subsidiaries included in other invested assets totaled $(5,056) and $(11,197) at December 31, 2018 and 2017, respectively.

     Commercial paper and bonds with original maturity dates of less than twelve months are considered to be short-term investments. Short-term investments are stated at fair value or amortized cost. Short-term investments at December 31, 2018 and 2017 totaled $8,610 and $8,040, respectively.

     Cash and cash equivalents are carried at cost, which generally approximates fair value. Money market funds are included in cash equivalents and are generally valued at fair value. The Company considers short-term investments that are readily convertible to known amounts of cash and have an original maturity date of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation insurance limit.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DERIVATIVE INSTRUMENTS

     The Company uses a variety of derivatives, including swaps, swaptions, forwards, floors, caps, futures and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

     Derivative instruments are generally carried at fair value with changes in fair value recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus. Interest income generated by derivative instruments is reported in net realized capital gains (losses) on the statutory statements of operations.

     Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees that create economic exposure to market and interest rate risks. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, life time income guarantees on fixed index annuities, a guaranteed payout floor on a variable payout annuity, and indexed interest credits on both fixed indexed annuity and fixed indexed universal life products. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded and over-the-counter (OTC) options in its efforts to minimize the financial risk associated with these product guarantees.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at cost as derivative instruments on the statutory statements of admitted assets, liabilities and capital and surplus.

     REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES

     Realized capital gains and losses, less federal income taxes and amounts transferred to the IMR, if any, are recognized in net income. Unrealized capital gains and losses are accounted for as a direct increase or decrease to capital and surplus. Both realized and unrealized capital gains and losses are determined using the specific identification method.

     The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to a new cost basis and the amount of the impairment is included in realized gains and losses on the statutory statements of operations. Any subsequent recoveries are not recognized until disposition.

     Under the Company's accounting policy for loan-backed and structured securities, if the Company has the intent to sell or the inability or lack of intent to retain a security for a period of time sufficient to recover the amortized cost basis, an OTTI is recognized in earnings equal to the difference between the security's amortized cost basis and the fair value. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's original effective interest rate.

     For other bonds, when the Company has determined an OTTI has occurred, the security is written-down to fair value. If the impairment is deemed to be non-interest related, an OTTI is recorded in earnings. For interest related declines, an OTTI is recorded when the Company has the intent to sell or does not have the ability to hold the bond until the forecasted recovery occurs. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to sell the security and current economic conditions.

     For common stocks, an OTTI is recorded when the Company does not have the intent and ability to hold the investment or does not have the ability to retain the investment for a sufficient period of time to allow for anticipated recovery of unrealized losses. When an OTTI has occurred, the entire difference between NAIC fair value and the common stock's cost is charged to earnings. Common stocks that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, common stocks that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the stock. Preferred stocks with significant unrealized losses are also reviewed on the same basis for impairment.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES (CONTINUED)

     The Company evaluates its alternative investments on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not be recovered, the cost of the investment is written down and an OTTI is recorded in net realized capital gains (losses) on the statements of operations.

     All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as OTTI or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date that were considered temporarily impaired at the statutory statement of admitted assets, liabilities and capital and surplus date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date, significant unforeseen changes in the Company's liquidity needs, changes in interest rates, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the statutory statement of admitted assets, liabilities and capital and surplus dates for either December 31, 2018 or 2017.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The valuation allowance is equal to the difference between the carrying value and fair value of the collateral less estimated costs to sell. Changes in the valuation allowance are recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     SEPARATE ACCOUNTS

     Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. Premiums, benefits and expenses of the separate accounts are reported in the statutory statements of operations. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts, and such fees are recorded as earned.

     The Company periodically invests money in its separate accounts. The fair value of such investments, included with separate account assets, amounted to $34,245 and $63,390 at December 31, 2018 and 2017, respectively.

     Included within other liabilities on the statutory statements of admitted assets, liabilities, and capital and surplus are the allowances for CARVM and CRVM. As of December 31, 2018 and 2017, the CARVM and CRVM allowances were $(299,538) and $(315,246), respectively.

     SOFTWARE CAPITALIZATION

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized software costs of $45,516 and $39,472 as of December 31, 2018 and 2017, respectively, all of which is non-admitted, and amortized software expense of $12,183, $14,418 and $15,628 for the years ended December 31, 2018, 2017 and 2016, respectively.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     NON-ADMITTED ASSETS

     Certain assets, designated as "non-admitted assets" (principally deferred taxes that do not meet admissibility testing, investments in affiliated companies, furniture, equipment, computer software, negative IMR and certain receivables), amounting to $405,011 and $238,583 at December 31, 2018 and 2017, respectively, have been charged to capital and surplus.

     REINSURANCE

     Insurance liabilities are reported after the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid benefits, expense reimbursements and prepaid premiums, and are included in other assets on the statutory statements of admitted assets, liabilities and capital and surplus. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICY RESERVES

     Policy reserves are determined using methods and assumptions consistent with the Standard Valuation Law and presently accepted actuarial standards. Policy reserves on group annuity contracts purchased under a qualified retirement plan are equal to the account value. Policy reserves on all other annuity contracts and life insurance contracts and older variable life policies are equal to the present value of future benefits less the present value of future premiums. The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. At December 31, 2018 and 2017, the amounts of surrender values in excess of reserves were $1,109,986 and $857,944, respectively.

     Policy reserves on accident and health contracts are determined using tabular and lag factor methods reflecting Company experience. The Company's liability for unpaid accident and health claims and claim adjustment expenses are determined using appropriate interest rate tables, company experience and actuarial studies.

     For substandard policies, if a flat premium is charged, the reserve is one-half of the extra premium. For reserves determined using a tabular method, the reserve is calculated by an exact method using multiples of standard mortality as determined by the currently assigned mortality category. As of December 31, 2018 and 2017, the Company had $8,822,745 and $7,044,862, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation.

     Other policy liabilities include premium deposit funds and experience rated refund balances for certain group life insurance contracts.

     During 2016, the Company recorded a change in valuation basis related to certain reserves on universal life products in which certain policies included secondary guarantees. The change in valuation basis resulted in a cumulative effect adjustment to increase capital and surplus by $10,546 and is reported in change in reserve due to change in valuation basis on the statutory statements of operations and capital and surplus.

     LIABILITY FOR ACCIDENT AND HEALTH LOSSES AND LOSS ADJUSTMENT EXPENSES

     The liability for unpaid losses and loss adjustment expenses includes an amount for losses incurred but unreported, based on past experience, as well as an amount for reported but unpaid losses, which is calculated on a case-by-case basis. Such liabilities are necessarily based on assumptions and estimates. While management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amount estimated. The methods, including key assumptions, of making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period such change in estimate is made. The liability for unpaid accident and health claims and claim adjustment expenses, net of reinsurance, is included in accident and health policy reserves and policy claims in process of settlement on the statements of admitted assets, liabilities and capital and surplus.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Company's Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are generally recognized as expenses when declared by the Company's Board of Directors and up to one year in advance of the payout dates. At December 31, 2018 and 2017, the total participating business in-force was $2,197,301 and $2,171,785, respectively. As a percentage of total life insurance in force, participating business in-force represents 0.2% at both December 31, 2018 and 2017.

     For 2018, 2017 and 2016, premiums under individual and group life participating policies were $41,963, $41,073 and $40,285, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in 2018, 2017 and 2016 in the amount of $7,249, $7,694, and 7,983, respectively, to policyholders and did not allocate any additional income to such policyholders.

     FEDERAL INCOME TAXES

     The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc. (MMC), the Company's ultimate parent. Entities included in the consolidated return include: Securian Holding Company, Robert Street Property Management, Inc., Securian Financial Group, Inc. (SFG), Securian Casualty Company, Securian Ventures, Inc., Securian Financial Services, Inc. (SFS), Securian Trust Company, Securian Asset Management, Inc. (Securian AM), Ochs Inc., Lowertown Capital, LLC, and Minnesota Life Insurance Company and its subsidiaries. Minnesota Life's subsidiaries include Securian Life Insurance Company (Securian Life), Allied Solutions LLC (Allied), Securian AAM Holdings, LLC, Marketview Properties, LLC, Marketview Properties II, LLC, Marketview Properties III, LLC, Marketview Properties IV, LLC and Oakleaf Service Corporation.

     The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Under the agreement, the Company computes federal income taxes on a separate return basis, and benefit is given for operating losses and credits as utilized to reduce consolidated federal income taxes. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the statutory financial statements. Any such change could significantly affect the amounts reported in the statutory statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Gross deferred tax assets and liabilities are measured using enacted tax rates, and a statutory valuation allowance must be established if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The adjusted gross deferred tax assets are then considered for admitted asset status according to the admissibility tests as set forth by the NAIC. Changes in deferred tax assets and deferred tax liabilities, including changes attributable to changes in tax rates, are recognized as a component of unassigned surplus.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     USE OF ESTIMATES

     The preparation of financial statements in conformity with statutory accounting practices requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the dates of the statements of admitted assets, liabilities and capital and surplus and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements and such changes in estimates are generally recorded on the statements of operations in the period in which they are made.

     The most significant estimates include those used in determining policy reserves, policy claims in process of settlement, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, federal income taxes and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the statements of admitted assets, liabilities and capital and surplus date. Management believes the amounts provided are appropriate.

(3)  RISKS

     The Company's financial statements are based on estimates and assumptions that are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company's control or are subject to change. As such, actual results could differ from the estimates used in the consolidated financial statements and the value of the Company's investments, its financial condition and its liquidity could be adversely affected. The following risks and uncertainties, among others, may have such an effect:

        - Economic environment and capital markets-related risks such as those related to interest rates, equity markets, credit spreads, real estate, and derivatives.
        - Investment-related risks such as those related to valuation, impairment, and concentration.
        - Business and operational-related risks such as those related to mortality/longevity, morbidity and claims experience, reinsurers and counterparties, liquidity, ratings, competition, cyber or other information security, fraud, and overall risk management.
        - Acquisition, disposition, or other structural change related risks.
        - Regulatory and legal risks such as those related to changes in fiscal, tax and other legislation, insurance and other regulation, and accounting standards.

     The Company actively monitors and manages risks and uncertainties through a variety of policies and procedures in an effort to mitigate or minimize the adverse impact of any exposures impacting the financial statements.

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

     The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2018 and 2017. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
     (CONTINUED)

     The Company is required to categorize its financial assets and financial liabilities carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

          Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include money-market funds, actively-traded U.S. and international common stocks, investments in mutual funds with quoted market prices, certain separate account assets and listed derivatives.

          Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain separate account assets and certain derivatives.

          Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain non-exchange traded common stocks and certain separate account assets.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

     The following table summarizes the Company's financial assets and financial liabilities measured at fair value as of December 31, 2018:

                                               LEVEL 1           LEVEL 2           LEVEL 3            TOTAL
                                           ----------------  ----------------  ----------------  ----------------
       Common stocks                       $       379,321   $            --   $            --   $       379,321
       Derivative instruments                        4,184           108,953                --           113,137
       Cash equivalents                            133,771                --                --           133,771
       Separate account assets                   4,656,252        19,510,926             5,045        24,172,223
                                           ----------------  ----------------  ----------------  ----------------
          Total financial assets           $     5,173,528   $    19,619,879   $         5,045   $    24,798,452
                                           ================  ================  ================  ================

       Derivative instruments(1)           $            13   $        27,595   $            --   $        27,608
                                           ----------------  ----------------  ----------------  ----------------
          Total financial liabilities      $            13   $        27,595   $            --   $        27,608
                                           ================  ================  ================  ================

--------
     (1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
     (CONTINUED)

     The following table summarizes the Company's financial assets and financial liabilities measured at fair value as of December 31, 2017:

                                               LEVEL 1           LEVEL 2           LEVEL 3            TOTAL
                                           ----------------  ----------------  ----------------  ----------------
       Common stocks                       $       379,038   $            --   $            --   $       379,038
       Derivative instruments                        3,438           460,298                --           463,736
       Cash equivalents                            256,714                --                --           256,714
       Separate account assets                   4,904,223        20,579,629               886        25,484,738
                                           ----------------  ----------------  ----------------  ----------------
          Total financial assets           $     5,543,413   $    21,039,927   $           886   $    26,584,226
                                           ================  ================  ================  ================

       Derivative instruments(1)           $            13   $       109,402   $            --   $       109,415
                                           ----------------  ----------------  ----------------  ----------------
          Total financial liabilities      $            13   $       109,402   $            --   $       109,415
                                           ================  ================  ================  ================

--------
     (1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

     The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

     COMMON STOCKS

     The Company's common stocks consist primarily of investments in common stock of publicly traded companies. The fair values of common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1.

     DERIVATIVE INSTRUMENTS

     Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

     The majority of the Company's derivative positions are traded in the OTC derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow or third party pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

     CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     Money market funds are reported as cash equivalents. All money market funds are generally valued using unadjusted prices in active markets and are reflected in Level 1. Short-term investments include highly rated commercial paper.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
     (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows (Continued):

     SEPARATE ACCOUNT ASSETS

     Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for common stock and short-term investments are determined consistent with similar instruments as previously described. When available, fair values of bonds are based on quoted market prices of identical assets in active markets and are reflected in Level 1. When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available, and generally classify the security as Level 2. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information. Other valuations using internally developed pricing models or broker quotes are generally classified as Level 3.

     The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2018:

                                                  TOTAL REALIZED AND
                                              UNREALIZED GAINS (LOSSES)
                                                     INCLUDED IN:
                                 BALANCE      ---------------------------   PURCHASES,       TRANSFERS      TRANSFERS
                                   AT              NET                       SALES AND         IN TO         OUT OF       BALANCE
                                BEGINNING        INCOME                    SETTLEMENTS,       LEVEL 3        LEVEL 3     AT END OF
                                 OF YEAR           (1)         SURPLUS        NET (3)           (2)            (2)          YEAR
                              --------------  --------------  -----------  --------------  --------------  ------------  -----------
     Separate account assets  $         886   $          --   $      365   $       2,381   $       1,413   $        --   $    5,045
                              --------------  --------------  -----------  --------------  --------------  ------------  -----------
       Total financial assets $         886   $          --   $      365   $       2,381   $       1,413   $        --   $    5,045
                              ==============  ==============  ===========  ==============  ==============  ============  ===========

--------
     (1) The amounts included in this column, exclusive of separate account losses, are reported in net realized capital gains (losses) on the statutory statements of operations and capital and surplus.

     (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.

     (3) The following table provides the bifurcation of the net purchases and sales.

     The following table provides the bifurcation of the net purchases and sales during the year ended December 31, 2018:

                                                                                            PURCHASES,
                                                                                             SALES AND
                                                                                           SETTLEMENTS,
                                    PURCHASES           SALES           SETTLEMENTS             NET
                                 ----------------  -----------------  ----------------  --------------------
     Separate account assets     $         2,780   $           (399)  $             --   $             2,381
                                 ----------------  -----------------  ----------------  --------------------
       Total financial assets    $         2,780   $           (399)  $             --   $             2,381
                                 ================  =================  ================  ====================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
     (CONTINUED)

     The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2017:

                                                  TOTAL REALIZED AND
                                              UNREALIZED GAINS (LOSSES)
                                                     INCLUDED IN:
                                 BALANCE      ---------------------------   PURCHASES,       TRANSFERS      TRANSFERS
                                   AT              NET                       SALES AND         IN TO         OUT OF       BALANCE
                                BEGINNING        INCOME                    SETTLEMENTS,       LEVEL 3        LEVEL 3     AT END OF
                                 OF YEAR           (1)         SURPLUS        NET (3)           (2)            (2)          YEAR
                              --------------  --------------  -----------  --------------  --------------  ------------  -----------
     Separate account assets  $       1,809   $          --   $     (107)  $         774   $          --   $    (1,590)  $      886
                              --------------  --------------  -----------  --------------  --------------  ------------  -----------
       Total financial assets $       1,809   $          --   $     (107)  $         774   $          --   $    (1,590)  $      886
                              ==============  ==============  ===========  ==============  ==============  ============  ===========

--------
     (1) The amounts included in this column, exclusive of separate account losses, are reported in net realized capital gains (losses) on the statutory statements of operations and capital and surplus.

     (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.

     (3) The following table provides the bifurcation of the net purchases, sales and settlements.

     The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2017:

                                                                                            PURCHASES,
                                                                                             SALES AND
                                                                                           SETTLEMENTS,
                                    PURCHASES           SALES           SETTLEMENTS             NET
                                 ----------------  -----------------  ----------------  --------------------
     Separate account assets     $         1,178   $           (404)  $             --   $               774
                                 ----------------  -----------------  ----------------  --------------------
       Total financial assets    $         1,178   $           (404)  $             --   $               774
                                 ================  =================  ================  ====================

     Transfers of securities among the levels occur at the beginning of the reporting period.

     There were no transfers between Level 1 and Level 2 for the years ended December 31, 2018 and 2017.

     At December 31, 2018 and 2017, the Company carried an immaterial amount of Level 3 assets and liabilities which are comprised of separate account assets. The Company uses a discounted cash flow methodology that looks at yield/spread to U.S. Treasuries inputs to price the securities. For any increase (decrease) in the yield/spread to U.S. Treasuries, the fair value of the asset will decrease (increase).

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2018 that require such disclosure:

                                                                                                                      NOT
                                                                                                                  PRACTICABLE
                                             AGGREGATE      CARRYING                                               CARRYING
                                             FAIR VALUE      VALUE        LEVEL 1       LEVEL 2       LEVEL 3        VALUE
                                           ------------- ------------- ------------- ------------- ------------- -------------
     Bonds:
       U.S. government securities          $    481,109  $    469,314  $    481,109  $         --  $         --  $         --
       Agencies not backed by the full
         faith and credit of the U.S.
         government                             825,679       818,015            --       825,679            --            --
       Foreign government securities             44,239        43,444            --        44,239            --            --
       Corporate securities                  10,168,156    10,402,409         4,438     8,500,275     1,663,443            --
       Asset-backed securities                  564,306       567,660            --       525,772        38,534            --
       Commercial mortgage-backed
         securities (CMBS)                    1,524,427     1,538,202            --     1,524,427            --            --
       Residential mortgage-backed
         securities (RMBS)                    1,719,241     1,681,037            --     1,719,237             4            --
                                           ------------- ------------- ------------- ------------- ------------- -------------
         Total bonds                         15,327,157    15,520,081       485,547    13,139,629     1,701,981            --
     Common stock                               379,321       395,121       379,321            --            --        15,800
     Preferred stock                             46,760        49,406        14,671        32,089            --            --
     Mortgage loans                           3,556,569     3,614,864            --            --     3,556,569            --
     Derivative instruments:
       TBA derivative instruments                36,901        36,461            --        36,901            --            --
       Other derivative instruments             113,137       113,137         4,184       108,953            --            --
                                           ------------- ------------- ------------- ------------- ------------- -------------
         Total derivative instruments           150,038       149,598         4,184       145,854            --            --
     Policy loans                               626,852       519,511            --            --       626,852            --
     Short-term investments                       8,607         8,610         1,099         7,508            --            --
     Cash equivalents                           134,271       134,271       133,771           500            --            --
     Surplus notes                               71,978        78,703            --        71,978            --            --
     Separate account assets                 24,172,223    24,172,223     4,656,252    19,510,926         5,045            --
                                           ------------- ------------- ------------- ------------- ------------- -------------
         Total financial assets            $ 44,473,776  $ 44,642,388  $  5,674,845  $ 32,908,484  $  5,890,447  $     15,800
                                           ============= ============= ============= ============= ============= =============

     Deferred annuities                    $  2,075,454  $  2,049,493  $         --  $         --  $  2,075,454  $         --
     Other fund deposits                      2,264,506     2,283,239            --            --     2,264,506            --
     Supplementary contracts without life
       contingencies                            133,431       133,431            --            --       133,431            --
     Annuity certain contracts                  106,884       107,007            --            --       106,884            --
     Borrowed money                              25,781        25,000            --            --        25,781            --
     Derivative liabilities(1)                   27,608        27,608            13        27,595            --            --
     Separate account liabilities            16,126,782    16,126,782     4,656,252    11,465,485         5,045            --
                                           ------------- ------------- ------------- ------------- ------------- -------------
       Total financial liabilities         $ 20,760,446  $ 20,834,367  $  4,656,265  $ 11,493,080  $  4,611,101  $         --
                                           ============= ============= ============= ============= ============= =============

--------
     (1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

     The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2018:

                                                      EFFECTIVE                          EXPLANATION FOR INVESTMENTS HELD AT
                                 CARRYING VALUE     INTEREST RATE      MATURITY DATE                     COST
                                 ----------------  -----------------  ----------------  ---------------------------------------
      Common stock               $        15,800         N/A                N/A             Nonmarketable FHLB membership

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2017 that require such disclosure:

                                                                                                                      NOT
                                                                                                                  PRACTICABLE
                                             AGGREGATE      CARRYING                                                CARRYING
                                             FAIR VALUE      VALUE        LEVEL 1       LEVEL 2       LEVEL 3        VALUE
                                            ------------- ------------- ------------- ------------- ------------- -------------
      Bonds:
        U.S. government securities          $    406,949  $    392,348  $    406,949  $         --  $         --  $         --
        Agencies not backed by the full
          faith and credit of the U.S.
          government                             766,625       735,192            --       766,625            --            --
        Foreign government securities             35,977        32,921            --        35,977            --            --
        Corporate securities                   9,585,912     9,114,503         4,329     8,291,088     1,290,495            --
        Asset-backed securities                  578,391       564,626            --       526,393        51,998            --
        CMBS                                   1,564,545     1,542,907            --     1,564,545            --            --
        RMBS                                   1,993,079     1,906,991            --     1,993,074             5            --
                                            ------------- ------------- ------------- ------------- ------------- -------------
          Total bonds                         14,931,478    14,289,488       411,278    13,177,702     1,342,498            --
      Common stock                               379,038       403,038       379,038            --            --        24,000
      Preferred stock                             92,284        88,688        15,739        76,545            --            --
      Mortgage loans                           3,009,176     3,006,051            --            --     3,009,176            --
      Derivative instruments:
        TBA derivative instruments                31,714        31,740            --        31,714            --            --
        Other derivative instruments             463,736       463,736         3,438       460,298            --            --
                                            ------------- ------------- ------------- ------------- ------------- -------------
          Total derivative instruments           495,450       495,476         3,438       492,012            --            --
      Policy loans                               561,845       465,444            --            --       561,845            --
      Short-term investments                       8,037         8,040         5,877         2,160            --            --
      Cash equivalents                           275,534       275,534       275,534            --            --            --
      Separate account assets                 25,484,738    25,484,738     4,904,223    20,579,629           886            --
                                            ------------- ------------- ------------- ------------- ------------- -------------
          Total financial assets            $ 45,237,580  $ 44,516,497  $  5,995,127  $ 34,328,048  $  4,914,405  $     24,000
                                            ============= ============= ============= ============= ============= =============

      Deferred annuities                    $  1,824,786  $  1,831,947  $         --  $         --  $  1,824,786  $         --
      Other fund deposits                      2,183,873     2,197,565            --            --     2,183,873            --
      Supplementary contracts without life
        contingencies                            133,494       133,494            --            --       133,494            --
      Annuity certain contracts                   98,823        95,364            --            --        98,823            --
      Borrowed money                             370,360       370,000            --            --       370,360            --
      Derivative liabilities(1)                  109,415       106,415            13       109,402            --            --
      Separate account liabilities            16,731,642    16,731,642     4,904,223    11,826,533           886            --
                                            ------------- ------------- ------------- ------------- ------------- -------------
        Total financial liabilities         $ 21,452,393  $ 24,466,427  $  4,904,236  $ 11,935,935  $  4,612,222  $         --
                                            ============= ============= ============= ============= ============= =============

--------
     (1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

     The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2017:

                                                      EFFECTIVE                          EXPLANATION FOR INVESTMENTS HELD AT
                                  CARRYING VALUE    INTEREST RATE      MATURITY DATE                     COST
                                 ----------------  -----------------  ----------------  ---------------------------------------
      Common stock               $        24,000         N/A                N/A             Nonmarketable FHLB membership

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR
     VALUE

     The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus.

     Refer to notes 2 and 6 for additional fair value disclosures concerning bonds, cash equivalents, other invested assets and derivatives.

     When available, fair values of bonds and surplus notes of unrelated entities are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

     When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company's primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for instruments covered and publishes and updates a summary of inputs used in its valuations by major type. The market inputs utilized in the pricing evaluation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about an instrument's valuation, it discontinues providing a valuation. In this instance, the Company would be required to produce its own internally modeled estimate of fair value.

     Prices are reviewed by affiliated asset managers and management to validate reasonability. Instruments with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the instrument remains within Level 2.

     For instruments where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement bonds or bonds that do not trade regularly - a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate bonds with varying weighted average lives and ratings. The weighted average life and rating of a particular instrument to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that instrument. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value. Certain other valuations are based on independent non-binding broker quotes. Instruments valued using pricing models or broker quotes are reflected in Level 3.

     Fair values of mortgage loans are based upon matrix pricing and discounted cash flows. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

     The fair value of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, were calculated using CARVM calculation procedures and current market interest rates. The Company believes this a reasonable approximation of fair value. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair value of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     The carrying amount of short-term borrowed money approximates the fair value. The fair value of long-term borrowed money is estimated based on primarily the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE (CONTINUED)

     Certain separate account liabilities represent balances due to policyholders under contracts that are classified as investment contracts. Since these separate account liabilities are fully funded by the cash flows from the separate account assets which are recognized at estimated fair value, the value of those assets approximates the carrying and fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

(5)  INVESTMENTS

     BONDS AND COMMON STOCKS

     The Company's bond portfolio consists primarily of public and private corporate bonds, mortgage and other asset-backed bonds and U.S. government and agency obligations.

     The Company invests in private placement bonds to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded bonds. Generally, private placement bonds provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement bonds generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded bonds.

     The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

     The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,650,755 and $1,864,729 agency backed RMBS and $30,282 and $42,261 non-agency backed RMBS as of December 31, 2018 and 2017, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. As of December 31, 2018, the Company had total direct subprime mortgage exposure of $119 with a fair value in excess of the carrying value of $114. As of December 31, 2017, the Company had total direct subprime mortgage exposure of $260 with a fair value in excess of carrying value of $220. The Company realized OTTI losses on direct subprime mortgages of $0 for the years ended December 31, 2018, 2017 and 2016.

     The Company's asset-backed securities portfolio consists- of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     BONDS AND COMMON STOCKS (CONTINUED)

     The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds were as follows:

                                                                                GROSS             GROSS
                                                           ADMITTED          UNREALIZED        UNREALIZED            FAIR
     DECEMBER 31, 2018                                    ASSET VALUE           GAINS            LOSSES              VALUE
     ------------------------------------------------  ----------------   ----------------  ----------------   ----------------
     U.S. government securities                        $       469,314    $        12,154   $           359    $       481,109
     Agencies not backed by the full faith and
       credit of the U.S. government                           818,015             15,071             7,407            825,679
     Foreign government securities                              43,444              1,869             1,074             44,239
     Corporate securities                                   10,402,409             98,957           333,210         10,168,156
     Asset-backed securities                                   567,660              5,299             8,653            564,306
     CMBS                                                    1,538,202              8,246            22,021          1,524,427
     RMBS                                                    1,681,037             48,587            10,383          1,719,241
                                                       ----------------   ----------------  ----------------   ----------------
       Total                                           $    15,520,081    $       190,183   $       383,107    $    15,327,157
                                                       ================   ================  ================   ================

     The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds were as follows:

                                                                               GROSS              GROSS
                                                           ADMITTED         UNREALIZED         UNREALIZED           FAIR
     DECEMBER 31, 2017                                    ASSET VALUE          GAINS             LOSSES             VALUE
     ------------------------------------------------  ----------------  ----------------   ----------------  ----------------
     U.S. government securities                        $       392,348   $        14,896    $           295   $       406,949
     Agencies not backed by the full faith and
       credit of the U.S. government                           735,192            32,203                770           766,625
     Foreign government securities                              32,921             3,057                  1            35,977
     Corporate securities                                    9,114,503           487,107             15,698         9,585,912
     Asset-backed securities                                   564,626            15,078              1,313           578,391
     CMBS                                                    1,542,907            26,123              4,485         1,564,545
     RMBS                                                    1,906,991            87,914              1,826         1,993,079
                                                       ----------------  ----------------   ----------------  ----------------
       Total                                           $    14,289,488   $       666,378    $        24,388   $    14,931,478
                                                       ================  ================   ================  ================

     The amortized cost and estimated fair value of bonds at December 31, 2017, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                              ADMITTED              FAIR
                                                                                             ASSET VALUE           VALUE
                                                                                         ------------------  -----------------
     Due in one year or less                                                             $         205,408   $        207,334
     Due after one year through five years                                                       2,453,905          2,487,408
     Due after five years through ten years                                                      3,843,245          3,769,030
     Due after ten years                                                                         5,230,624          5,055,411
                                                                                         ------------------  -----------------
                                                                                                11,733,182         11,519,183
     Asset-backed and mortgage-backed securities                                                 3,786,899          3,807,974
                                                                                         ------------------  -----------------
       Total                                                                             $      15,520,081   $     15,327,157
                                                                                         ==================  =================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     BONDS AND COMMON STOCKS (CONTINUED)

     The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows:

                                                                                 DECEMBER 31, 2018
                                                       -----------------------------------------------------------------------
                                                                                LESS THAN 12 MONTHS
                                                       -----------------------------------------------------------------------
                                                                             AMORTIZED          UNREALIZED        SECURITY
                                                          FAIR VALUE            COST              LOSSES           COUNT
                                                       ----------------  ----------------   ----------------  ----------------
     U.S. government securities                        $       148,447   $       148,500    $            53                 7
     Agencies not backed by the full faith and
       credit of the U.S. government                           206,407           210,316              3,909                43
     Foreign securities                                            119               126                  7                 1
     Corporate securities                                    5,396,088         5,663,116            267,028             1,051
     Asset-backed securities                                   205,859           209,647              3,788                46
     CMBS                                                      723,884           735,025             11,141                50
     RMBS                                                      439,275           445,371              6,096                73

                                                                                 DECEMBER 31, 2018
                                                       -----------------------------------------------------------------------
                                                                                12 MONTHS OR GREATER
                                                       -----------------------------------------------------------------------
                                                                            AMORTIZED          UNREALIZED        SECURITY
                                                         FAIR VALUE            COST              LOSSES           COUNT
                                                       ----------------  ----------------   ----------------  ----------------
     U.S. government securities                        $         6,978   $         7,284    $           306                 8
     Agencies not backed by the full faith and
       credit of the U.S. government                            68,353            71,851              3,498                29
     Foreign securities                                          9,186            10,253              1,067                 1
     Corporate securities                                      804,263           870,445             66,182               167
     Asset-backed securities                                   155,957           160,822              4,865                52
     CMBS                                                      335,991           346,871             10,880                46
     RMBS                                                      133,156           137,443              4,287                56

                                                                                 DECEMBER 31, 2017
                                                       -----------------------------------------------------------------------
                                                                                LESS THAN 12 MONTHS
                                                       -----------------------------------------------------------------------
                                                                            AMORTIZED          UNREALIZED        SECURITY
                                                         FAIR VALUE            COST              LOSSES           COUNT
                                                       ----------------  ----------------   ----------------  ----------------
     U.S. government securities                        $        11,032   $        11,123    $            91                18
     Agencies not backed by the full faith and
       credit of the U.S. government                            52,394            52,678                284                21
     Foreign securities                                            217               218                  1                 1
     Corporate securities                                      585,249           591,188              5,939               165
     Asset-backed securities                                   150,389           151,147                758                57
     CMBS                                                      287,214           288,543              1,329                21
     RMBS                                                      183,768           184,649                881                29

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     BONDS AND COMMON STOCKS (CONTINUED)

     The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows (Continued):

                                                                                 DECEMBER 31, 2017
                                                       -----------------------------------------------------------------------
                                                                                12 MONTHS OR GREATER
                                                       -----------------------------------------------------------------------
                                                                            AMORTIZED          UNREALIZED        SECURITY
                                                         FAIR VALUE            COST              LOSSES           COUNT
                                                       ----------------  ----------------   ----------------  ----------------
     U.S. government securities                        $         6,338   $         6,542    $           204                 6
     Agencies not backed by the full faith and
       credit of the U.S. government                            24,452            24,938                486                 8
     Corporate securities                                      479,308           489,067              9,759                84
     Asset-backed securities                                    52,880            53,435                555                21
     CMBS                                                      199,669           202,825              3,156                31
     RMBS                                                       62,052            62,997                945                37

     For bonds where the carrying value exceeds fair value, the Company expects to collect all principal and interest payments, excluding previously recorded OTTI. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2018, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

     The following paragraphs summarize the Company's evaluation of investment categories where carrying value exceeds fair value as of December 31, 2018.

     U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

     Agencies not backed by the full faith and credit of the U.S. government are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

     Foreign government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

     Unrealized losses related to corporate securities are due to interest rates that are higher, and current market spreads that are wider than at the securities' respective purchase dates. The Company performed an analysis of the financial performance of the underlying issuers and determined that the entire amortized cost for each temporarily-impaired security is expected to be recovered.

     Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

     The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. All CMBS securities that were in an unrealized loss position for twelve months or longer as of December 31, 2018 were investment grade securities (BBB or better).

     The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. Fluctuations in the U.S. housing market continues to impact the valuations across the entire asset class. As of December 31, 2018, 98.2% of the RMBS portfolio was invested in agency pass-through securities. All RMBS securities that were in an unrealized loss position for twelve months or longer as of December 31, 2018 were investment grade securities (BBB or better). Credit support for the RMBS holdings remains high.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     BONDS AND COMMON STOCKS (CONTINUED)

     At December 31, 2018 and 2017, bonds with a carrying value of $8,026 and $7,984, respectively, were on deposit with various regulatory authorities as required by law.

     The common stock portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's common stock portfolio totaled $395,121 and $403,038 as of December 31, 2018 and 2017, respectively.

     The Company had certain common stocks with a reported fair value lower than the carrying value of the investment as follows:

                                                                                LESS THAN 12 MONTHS
                                                       -----------------------------------------------------------------------
                                                                              CARRYING          UNREALIZED         SECURITY
                                                         FAIR VALUE             VALUE             LOSSES            COUNT
                                                       ----------------  ----------------   ----------------  ----------------
     December 31, 2018                                 $       139,932   $       155,648    $        15,716               119
     December 31, 2017                                          38,135            40,840              2,705                42

                                                                                12 MONTHS OR GREATER
                                                       -----------------------------------------------------------------------
                                                                              CARRYING          UNREALIZED         SECURITY
                                                         FAIR VALUE             VALUE             LOSSES            COUNT
                                                       ----------------  ----------------   ----------------  ----------------
     December 31, 2018                                 $         1,028   $         1,754    $           726                 3
     December 31, 2017                                           5,311             6,443              1,132                10

     Common stocks with unrealized losses at December 31, 2018 primarily represent highly diversified publicly traded common stocks that have positive outlooks for near-term future recovery.

     MORTGAGE LOANS

     The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $3,614,864 and $3,006,051 at December 31, 2018 and 2017, respectively.

     All of the Company's commercial mortgage loan investments are managed and serviced directly by an affiliate, Securian AM. The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

     The Company participates in a program to sell a percentage of ownership of certain newly originated mortgage loans to third parties in order to diversify and mitigate risk. These transactions are accounted for as sales and the portion of each asset sold is legally isolated from the Company with no exposure of loss. Securian AM services the assets for the third party. Certain portions of mortgage loans totaling $196,774 and $146,700 were sold during 2018 and 2017, respectively.

     The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

                                                 2018              2017
                                           ----------------  ----------------
       Industrial                          $     1,131,328   $       964,348
       Office buildings                            564,110           472,882
       Retail facilities                           965,565           725,566
       Apartment                                   636,072           571,227
       Other                                       317,789           272,028
                                           ----------------  ----------------
         Total                             $     3,614,864   $     3,006,051
                                           ================  ================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     MORTGAGE LOANS (CONTINUED)

     If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

     A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan.

     The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

                                                              2018               2017              2016
                                                        ----------------   ----------------  ----------------
       Balance at beginning of year                     $           204    $         1,700   $         1,485
         Addition to (reduction in) allowance                        (4)            (1,496)              215
                                                        ----------------   ----------------  ----------------
       Balance at end of year                           $           200    $           204   $         1,700
                                                        ================   ================  ================

     As of December 31, 2018 and 2017, the Company had no delinquent mortgage loans.

     The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

     As of December 31, 2018 and 2017, there were no nonperforming loans.

     There were two restructured loans with a total carrying value of $1,391 in the office buildings class at December 31, 2018. There were two restructured loans with a total carrying value of $1,426 in the office buildings class at December 31, 2017. For the years ended December 31, 2018, 2017 and 2016, the Company recognized total interest income of $73, $74 and $389, respectively, and recognized $73, $74 and $389, respectively, of interest income on a cash basis. There were no restructured loans that subsequently defaulted during 2018. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2018.

     Periodically the Company may contribute mortgage loans to wholly-owned subsidiaries. The contributed mortgage loans are recognized at the lower of the loan's balance or the underlying property's fair value.

     The following table provides a summary of mortgage loans transferred to wholly-owned subsidiaries for the years ended December 31:


                                                                           2018               2017
                                                                     ----------------  -----------------
       Number of loans contributed to wholly-owned subsidiaries                    1                  --

       Carrying value of mortgage loans upon contribution            $         5,573   $              --
       Loss recognized upon contribution                                          --                  --

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     Alternative investments primarily consist of private equity funds, mezzanine debt funds and hedge funds. Alternative investments are diversified by type, general partner, vintage year, and geographic location
     - both domestic and international.

     The Company's composition of alternative investments by type were as follows:

                                                                DECEMBER 31, 2018                    DECEMBER 31, 2017
                                                      -----------------------------------  -----------------------------------
                                                           CARRYING           PERCENT           CARRYING           PERCENT
                                                            VALUE            OF TOTAL            VALUE            OF TOTAL
                                                      -----------------  ----------------  -----------------  ----------------
       Alternative investments:
         Private equity funds                         $        436,727              64.2%  $        411,013              64.2%
         Mezzanine debt funds                                  243,014              35.8%           228,495              35.7%
         Hedge funds                                                --               0.0%               276               0.1%
                                                      -----------------  ----------------  -----------------  ----------------
           Total alternative investments              $        679,741             100.0%  $        639,784             100.0%
                                                      =================  ================  =================  ================

     NET INVESTMENT INCOME

     Net investment income for the years ended December 31 was as follows:

                                                                                2018               2017              2016
                                                                          ----------------   ----------------  ----------------
       Bonds                                                              $       617,612    $       571,081   $       541,286
       Common stocks - unaffiliated                                                13,537             16,138            13,063
       Mortgage loans                                                             142,129            125,803           115,965
       Policy loans                                                                28,151             26,941            25,965
       Short-term investments                                                       3,858              1,457               532
       Derivative instruments                                                       2,426              5,501             8,194
       Other invested assets                                                       62,944             56,252            45,398
                                                                          ----------------   ----------------  ----------------
                                                                                  870,657            803,173           750,403
       Capitalization (amortization) of IMR                                        (4,702)              (886)            1,155
       Investment expenses                                                        (73,545)           (53,842)          (46,793)
                                                                          ----------------   ----------------  ----------------
           Total                                                          $       792,410    $       748,445   $       704,765
                                                                          ================   ================  ================

     Due and accrued income from non-admitted bonds, other invested assets and policy loans totaled $2, $49 and $61 in 2018, 2017 and 2016, respectively, and was excluded from net investment income.

     NET REALIZED CAPITAL GAINS (LOSSES)

     Net realized capital gains (losses) for the years ended December 31 were as follows:

                                                                               2018               2017              2016
                                                                          ----------------   ----------------  ----------------
       Bonds                                                              $       (52,496)   $        23,504   $        15,122
       Common stocks - unaffiliated                                                 6,752             18,990             4,086
       Foreign currency exchange                                                     (361)            (3,437)             (626)
       Derivative instruments                                                     137,093            146,476           (92,651)
       Other invested assets                                                       57,376            209,166            26,560
                                                                          ----------------   ----------------  ----------------
                                                                                  148,364            394,699           (47,506)
       Amount transferred to (from) the IMR, net of taxes                          43,515            (16,474)           (8,134)
       Income tax benefit (expense)                                                (5,459)          (108,015)          (12,284)
                                                                          ----------------   ----------------  ----------------
         Total                                                            $       186,420    $       270,210   $       (67,924)
                                                                          ================   ================  ================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     NET REALIZED CAPITAL GAINS (LOSSES) (CONTINUED)

     Gross realized gains (losses), on sales of bonds and unaffiliated common stocks for the years ended December 31 were as follows:

                                                       2018               2017              2016
                                                 ----------------   ----------------  ----------------
       Bonds:
         Gross realized gains                    $        17,070    $        49,294   $        46,426
         Gross realized losses                           (67,192)           (18,705)          (30,103)
       Common stocks:
         Gross realized gains                    $        18,383    $        30,265   $        19,587
         Gross realized losses                           (11,504)           (10,444)          (14,921)

     Proceeds from the sales of bonds amounted to $3,026,974, $3,094,951, and $3,242,161 for the years ended December 31, 2018, 2017 and 2016, respectively.

     The Company recognized the following wash sales with a NAIC designation of 3 or below, or unrated for the year ended December 31, 2018:

                                                                CARRY VALUE          COST OF
                                               NUMBER OF       OF SECURITIES       SECURITIES
                                             TRANSACTIONS          SOLD            REPURCHASED          GAIN
                                           ----------------  ----------------   ----------------  ----------------
       Common stocks                                   425   $        12,403    $        12,330   $           173

     OTTI by asset type recognized in net realized capital gains (losses) for the years ended December 31 were as follows:

                                                                 2018               2017              2016
                                                            ----------------   ----------------  ----------------
       Bonds:
         U.S. government securities                         $           523    $           709   $           654
         Corporate securities                                         1,849              6,003               529
         Asset-backed securities                                         --                321                --
         RMBS                                                             2                 12                18
       Common stocks                                                    127                831               577
       Other invested assets                                          4,232             13,597             6,641
                                                            ----------------   ----------------  ----------------
           Total other-than-temporary impairments           $         6,733    $        21,833   $         8,419
                                                            ================   ================  ================

     In relation to loan-backed and structured securities, the Company did not recognize any OTTI on the basis of the intent to sell during 2018, 2017 or 2016. The Company also did not recognize any OTTI on the basis of the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis during 2018, 2017 or 2016. The remaining OTTI recorded in 2018, 2017and 2016 on loan-backed and structured securities was due to the present value of cash flows expected to be collected being less than the amortized cost basis of the securities.

     The following table summarizes loan-backed and structured securities held by the Company at December 31, 2018 for which the projected cash flows were less than the amortized cost basis, thereby resulting in an OTTI during 2018:

                                                                                                                    DATE OF
                                BOOK / ADJUSTED       PRESENT                                                      FINANCIAL
                                 CARRYING VALUE       VALUE OF                      AMORTIZED                      STATEMENT
                                 AMORTIZED COST      PROJECTED      RECOGNIZED     COST AFTER    FAIR VALUE AT       WHERE
     CUSIP                        BEFORE OTTI        CASH FLOWS        OTTI           OTTI       TIME OF OTTI       REPORTED
     -----------------------  -------------------  -------------  -------------- -------------- --------------  ---------------
     999A51525                $            4,714   $      4,661   $          53  $       4,661  $       4,661     06/30/2018
     999A51525                             4,444          4,348              96          4,348          4,378     09/30/2018
     999A51525                             3,866          3,790              76          3,790          3,790     12/31/2018
     073914C27                             1,000            621             379            621            621     12/31/2018
     073914C35                             2,872          1,735           1,137          1,735          1,735     12/31/2018

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(5)  INVESTMENTS (CONTINUED)

     NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Changes in unrealized capital gains (losses) for the years ended December 31 were as follows:

                                                          2018              2017               2016
                                                    ----------------  ----------------  -----------------
       Bonds                                        $           (14)  $         3,466   $            553
       Common stocks - unaffiliated                         (41,375)           17,926             15,191
       Common stocks - affiliated                             3,668             6,872                649
       Other invested assets                                 25,195          (127,769)            23,998
       Derivative instruments                              (309,115)           79,055            105,274
       Other                                                 (6,467)           (4,797)            (6,858)
       Deferred tax asset                                    70,304             2,148            (44,056)
                                                    ----------------  ----------------  -----------------
          Total                                     $      (257,804)  $       (23,099)  $         94,751
                                                    ================  ================  =================

     Cost and gross unrealized gains (losses) on unaffiliated common stocks at December 31 were as follows:

                                                                         2018              2017
                                                                    ----------------  ----------------
       Cost                                                         $       369,777   $       336,319
       Gross unrealized gains                                                41,786            70,556
       Gross unrealized losses                                              (16,442)           (3,837)
                                                                    ----------------  ----------------
         Admitted asset value                                       $       395,121   $       403,038
                                                                    ================  ================

(6)  DERIVATIVE INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company's cash flows.

     Freestanding derivatives are carried on the Company's statutory statements of admitted assets, liabilities and capital and surplus within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

                                                                     (Continued)


                        MINNESOTA LIFE INSURANCE COMPANY

              NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
                                 (IN THOUSANDS)

(6)  DERIVATIVE INSTRUMENTS (CONTINUED)

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments held:

                                                             DECEMBER 31, 2018                        DECEMBER 31, 2017
                                                   ---------------------------------------- ----------------------------------------
                                                                         FAIR VALUE                                  FAIR VALUE
     PRELIMINARY                                                   ------------------------                  -----------------------
     UNDERLYING RISK                                 NOTIONAL                   LIABILITIES    NOTIONAL                  LIABILITIES
     EXPOSURE               INSTRUMENT TYPE           AMOUNT         ASSETS         (1)         AMOUNT        ASSETS         (1)
     ---------------- --------------------------   -------------   ----------  ------------ -------------   ----------  ------------

     Interest rate    Interest rate swaps          $     293,500   $   13,079  $      2,356 $     411,500   $   24,951  $         53
                      Interest rate swaptions          3,624,000          610            --     2,908,000        4,493            --
                      Interest rate futures              354,000            5             5       366,550           10            10
                      Interest rate caps                      --           --            --       100,000           --            --
                      TBAs                                36,840       36,901            --        31,045       31,714            --
     Equity market    Equity futures                     479,052            5             5       418,431            3             3
                      Equity options                  11,864,791       99,438        25,242     9,833,025      434,278       109,349
                                                   -------------   ----------  ------------ -------------   ----------  ------------
        Total derivatives                          $  16,652,183   $  150,038  $     27,608 $  14,068,551   $  495,449  $    109,415
                                                   =============   ==========  ============ =============   ==========  ============

--------
     (1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

      The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and life insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the markets in assessing the trading activity for these programs.

      Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

      Interest rate swaptions are purchased by the Company to manage the impact of interest rate declines and sharply rising interest rates. An interest rate swaption allows the Company the option, but not the obligation, to enter into an interest rate swap at a future date with the terms established at the time of the purchase. There are two types of interest rate swaptions, payer swaptions and receiver swaptions. A payer swaption allows the holder to enter into a swap to pay the fixed rate and receive the floating rate. A receiver swaption allows the holder to enter into a swap to receive the fixed rate and pay the floating rate. The Company is trading in both types of swaptions. Swaptions require the payment of a premium when purchased. Swaptions are based on a specific underlying swap and have an exercise rate and an expiration date. A payer swaption would be exercised if the market swap rate is greater than the exercise rate at the expiration date and the value would be the present value of the difference between the market swap rate and exercise rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. A receiver swaption would be exercised if the market swap rate is less than the exercise rate at the expiration date and the value would be the present value of the difference between the exercise rate and market swap rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. In either case if market swap rates were unfavorable the swaption would be allowed to expire.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

      Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to economically hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to economically hedge against changes in value of securities the Company owns or anticipates acquiring, and to economically hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or economically hedge existing interest rate risk.

      Interest rate caps are purchased by the Company to manage the impact of sharply rising interest rates on overall investment performance. An interest rate cap is a series of call options on a specified interest rate. The Company enters into contracts to purchase interest rate caps and receives cash payments from the cap writer when the market rate is above the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate is less than the specified rate on the maturity date, the Company does not receive a payment.

      The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

      Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of bonds denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

      Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

      Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to economically hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the Company.

      Equity options are used by the Company to economically hedge certain risks associated with fixed indexed annuity and indexed universal life products that allow the holder to elect an interest rate return or a market component, where interest credited to the contracts is linked to the performance of an index. Certain contract holders may elect to rebalance index options at renewal dates. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. The Company purchases equity options that are intended to be highly correlated to the portfolio allocation decisions of the contract holders with respect to returns for the current reset period.

      Equity options are also used by the Company to economically hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To economically hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to economically hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

      The following tables present the amount and location of gains (losses) recognized on the statutory statements of operations and capital and surplus from derivatives:

                                                                                        DECEMBER 31, 2018
                                                                  ---------------------------------------------------------------
                                                                     NET REALIZED                                NET CHANGE IN
                                                                   INVESTMENT GAINS       NET INVESTMENT       UNREALIZED CAPITAL
                                                                       (LOSSES)                INCOME           GAINS AND LOSSES
                                                                  --------------------  -------------------- --------------------
        Interest rate swaps                                       $             1,288   $             2,585  $           (13,565)
        Interest rate swaptions                                                (3,863)                   --                  808
        Interest rate futures                                                  (2,923)                   --                1,136
        Interest rate caps                                                         --                  (159)                 159
        TBAs                                                                      (79)                   --                   --
        Foreign currency forwards                                                 (15)                   --                   --
        Equity futures                                                         (8,611)                   --               13,529
        Equity options                                                        151,296                    --             (311,182)
                                                                  --------------------  -------------------- -------------------
          Total gains (losses) recognized from derivatives        $           137,093   $             2,426  $          (309,115)
                                                                  ====================  ==================== ===================

                                                                                         DECEMBER 31, 2017
                                                                  ---------------------------------------------------------------
                                                                     NET REALIZED                                NET CHANGE IN
                                                                   INVESTMENT GAINS       NET INVESTMENT       UNREALIZED CAPITAL
                                                                       (LOSSES)               INCOME            GAINS AND LOSSES
                                                                  --------------------  -------------------- --------------------
        Interest rate swaps                                       $               613   $             5,861  $            (3,287)
        Interest rate swaptions                                                (1,541)                   --               (1,668)
        Interest rate futures                                                   4,572                    --                  944
        Interest rate caps                                                         --                  (414)                 366
        TBAs                                                                     (102)                   --                   --
        Foreign currency swaps                                                  3,786                    54               (4,457)
        Foreign currency forwards                                               1,794                    --                   --
        Equity futures                                                        (38,683)                   --                1,777
        Equity options                                                        176,037                    --               85,380
                                                                  --------------------  -------------------- -------------------
          Total gains recognized from derivatives                 $           146,476   $             5,501  $            79,055
                                                                  ====================  ==================== ===================

                                                                                         DECEMBER 31, 2016
                                                                  ---------------------------------------------------------------
                                                                     NET REALIZED                                NET CHANGE IN
                                                                   INVESTMENT GAINS       NET INVESTMENT       UNREALIZED CAPITAL
                                                                       (LOSSES)               INCOME            GAINS AND LOSSES
                                                                  --------------------  -------------------- --------------------
        Interest rate swaps                                       $             6,251   $             8,057  $            (3,971)
        Interest rate swaptions                                                   773                    --                 (611)
        Interest rate futures                                                  (3,633)                   --               (1,556)
        Interest rate caps                                                         --                  (415)                 300
        TBAs                                                                      642                    --                   --
        Foreign currency swaps                                                    (19)                  552                 (559)
        Foreign currency forwards                                                   1                    --                 (721)
        Equity futures                                                        (41,771)                   --               (3,723)
        Equity options                                                        (54,895)                   --              116,115
                                                                  --------------------  -------------------- -------------------
          Total gains (losses) recognized from derivatives        $           (92,651)  $             8,194  $           105,274
                                                                  ====================  ==================== ===================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

      The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

      The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

      The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $78,543 and $360,247 at December 31, 2018 and 2017, respectively. Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the statutory statements of admitted assets, liabilities and capital and surplus. Credit agreements with counterparties permit the Company to sell or re-pledge this collateral; at December 31, 2018, none of the collateral had been sold or re-pledged. The Company delivered collateral in the amount of $35,580 and $26,322 at December 31, 2018 and 2017, respectively. The Company maintained ownership of any collateral delivered. Securities collateral pledged by the Company is reported in bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

(7)   SEPARATE ACCOUNTS

      Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders.

      The Company has no indexed separate accounts. Business relating to non-indexed separate accounts with minimum death benefits, in which an additional reserve is held in the Company's general account, is included in the non-guaranteed column below.

      Information regarding the separate accounts of the Company was as follows:

                                                     NON-INDEXED
                                                   GUARANTEE LESS       NON-INDEXED
                                                   THAN / EQUAL TO       GUARANTEE            NON-
                                                         4%             MORE THAN 4%       GUARANTEED           TOTAL
                                                  -----------------  -----------------  -----------------  -----------------
      Premiums, considerations or deposits for
        year ended December 31, 2018              $        158,523   $             --   $      2,973,341   $      3,131,864
                                                  =================  =================  =================  =================

                                                     NON-INDEXED
                                                   GUARANTEE LESS       NON-INDEXED
                                                   THAN / EQUAL TO       GUARANTEE            NON-
                                                         4%             MORE THAN 4%       GUARANTEED           TOTAL
                                                  -----------------  -----------------  -----------------  -----------------
      Reserves at December 31, 2018 For
        accounts with assets at:
          Fair value                              $        601,056   $          2,506   $     23,234,877   $     23,838,439
                                                  =================  =================  =================  =================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(7)   SEPARATE ACCOUNTS (CONTINUED)

      Information regarding the separate accounts of the Company was as follows (Continued):

                                                     NON-INDEXED
                                                   GUARANTEE LESS       NON-INDEXED
                                                   THAN / EQUAL TO       GUARANTEE            NON-
                                                         4%             MORE THAN 4%       GUARANTEED           TOTAL
                                                  -----------------  -----------------  -----------------  -----------------
      Reserves at December 31, 2018 By withdrawal
        characteristics:
          With fair value adjustment               $       558,722   $          2,506   $             --   $        561,228
          At fair value                                     26,012                 --         23,221,762         23,247,774
          Not subject to discretionary withdrawal           16,322                 --             13,115             29,437
                                                  -----------------  -----------------  -----------------  -----------------
           Total                                  $        601,056   $          2,506   $     23,234,877   $     23,838,439
                                                  =================  =================  =================  =================

      The Company also has no separate accounts, which would be disclosed by withdrawal characteristics, at book value without market value adjustments and with surrender charges.

      Reconciliation of net transfer to (from) separate accounts:

                                                                                                                       2018
                                                                                                                  ----------------
         Transfers as reported in the summary of operations of the Annual Statement of the Separate
           Accounts:
             Transfers to separate accounts                                                                       $     3,131,864
             Transfers from separate accounts                                                                          (2,805,413)
                                                                                                                  ----------------
               Net transfers to (from) separate accounts                                                                  326,451

         Reconciling adjustments:
           Investment expenses and other activity not included in transfers out in Annual Statement of the
             Separate Accounts                                                                                           (174,612)
           Transfer included on Line 8.1 of the Life, Accident & Health Annual Statement                                  275,708
           Fees associated with charges for investment management and contract guarantees                                (109,026)
                                                                                                                  ----------------
             Total reconciling adjustments                                                                                 (7,930)
                                                                                                                  ----------------
               Total transfers reported in the statutory statements of operations                                 $       318,521
                                                                                                                  ================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES

      Federal income tax expense (benefit) varies from amounts computed by applying the federal income tax rate of 21% in 2018 and 35% in 2017 and 2016 to the gain from operations before federal income taxes. The reasons for this difference and the tax effects thereof for the years ended December 31 were as follows:

                                                                      2018                   2017                    2016
                                                              ---------------------   --------------------   ---------------------
         Provision computed at statutory rate                 $              8,213    $           142,346    $             57,599
         IMR amortization                                                      987                    310                    (404)
         Dividends received deduction                                      (21,686)               (24,957)                (28,301)
         Tax credits                                                        (7,903)                (6,698)                 (5,560)
         Sale of subsidiary                                                     --                (64,700)                     --
         Policyholder liabilities                                           (2,133)                    --                      --
         Non-admitted assets                                                (3,080)                17,824                     795
         Tax Cuts and Jobs Act of 2017 adjustment                               --                130,263                      --
         Expense adjustments and other                                        (233)                (1,258)                   (388)
                                                              ---------------------   --------------------   ---------------------
           Total tax                                          $            (25,835)   $           193,130    $             23,741
                                                              =====================   ====================   =====================

         Federal income taxes incurred                        $              2,442    $             4,275    $             61,828
         Tax on capital losses/gains                                         5,459                108,015                  12,283
         Change in net deferred income taxes                               (33,736)                80,840                 (50,370)
                                                              ---------------------   --------------------   ---------------------
           Total statutory income taxes                       $            (25,835)   $           193,130    $             23,741
                                                              =====================   ====================   =====================

      The components of incurred income tax expense for the years ended December 31 were as follows:

                                                                        2018                   2017                    2016
                                                             ---------------------   --------------------   ---------------------
         Tax on income                                       $             16,278    $            12,208    $             67,216
         Tax credits                                                       (7,903)                (6,698)                 (5,560)
         Tax on capital losses/gains                                        5,459                108,015                  12,283
         Other taxes                                                       (5,933)                (1,235)                    172
                                                             ---------------------   --------------------   ---------------------
           Total incurred income tax expense                 $              7,901    $           112,290    $             74,111
                                                             =====================   ====================   =====================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

      The components of the net deferred tax asset as of December 31 were as follows:

        DECEMBER 31, 2018                                             ORDINARY             CAPITAL               TOTAL
        -------------------------------------------------------  -------------------  -------------------  -------------------
        Gross deferred tax assets                                $          408,277   $           18,748   $          427,025
        Deferred tax assets non-admitted                                   (113,545)                  --             (113,545)
                                                                 -------------------  -------------------  -------------------
                                                                            294,732               18,748              313,480
        Deferred tax liabilities                                           (130,038)             (46,229)            (176,267)
                                                                 -------------------  -------------------  -------------------
          Net admitted deferred tax asset                        $          164,694   $          (27,481)  $          137,213
                                                                 ===================  ===================  ===================

        DECEMBER 31, 2017                                             ORDINARY             CAPITAL               TOTAL
        -------------------------------------------------------  -------------------  -------------------  -------------------
        Gross deferred tax assets                                $          307,006   $           44,247   $          351,253
        Deferred tax assets non-admitted                                         --                   --                   --
                                                                 -------------------  -------------------  -------------------
                                                                            307,006               44,247              351,253
        Deferred tax liabilities                                           (127,143)             (76,872)            (204,015)
                                                                 -------------------  -------------------  -------------------
          Net admitted deferred tax asset                        $          179,863   $          (32,625)  $          147,238
                                                                 ===================  ===================  ===================

                                                                       CHANGE               CHANGE               CHANGE
                                                                      ORDINARY              CAPITAL               TOTAL
                                                                 -------------------  -------------------  -------------------
        Gross deferred tax assets                                $          101,271   $          (25,499)  $           75,772
        Deferred tax assets non-admitted                                   (113,545)                  --             (113,545)
                                                                 -------------------  -------------------  -------------------
                                                                            (12,274)             (25,499)             (37,773)
        Deferred tax liabilities                                             (2,895)              30,643               27,748
                                                                 -------------------  -------------------  -------------------
          Net admitted deferred tax asset                        $          (15,169)  $            5,144   $          (10,025)
                                                                 ==================  ===================  ===================

      The amounts of adjusted gross deferred tax assets admitted as of December 31 were as follows:

        DECEMBER 31, 2018                                                          ORDINARY        CAPITAL          TOTAL
        -----------------------------------------------------------------------  -------------- --------------  --------------
        Federal income taxes paid in prior years recoverable through loss
          carrybacks                                                             $          --  $      10,303   $      10,303
        Adjusted gross deferred tax assets expected to be realized within
          three years                                                                  126,391            519         126,910
        Adjusted gross deferred tax assets offset by gross deferred tax
          liabilities                                                                  168,341          7,926         176,267
                                                                                 -------------- --------------  --------------
            Deferred tax assets admitted                                         $     294,732  $      18,748   $     313,480
                                                                                 ============== ==============  ==============

      The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2018 was $399,695.

        DECEMBER 31, 2017                                                          ORDINARY        CAPITAL          TOTAL
        -----------------------------------------------------------------------  -------------- --------------- --------------
        Federal income taxes paid in prior years recoverable through loss        $           -- $        38,406 $       38,406
          carrybacks
        Adjusted gross deferred tax assets expected to be realized within
          three years                                                                   109,045              --        109,045
        Adjusted gross deferred tax assets offset by gross deferred tax
          liabilities                                                                   197,961           5,841        203,802
                                                                                 -------------- --------------- --------------
            Deferred tax assets admitted                                         $      307,006 $        44,247 $      351,253
                                                                                 ============== =============== ==============

      The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2017 was $429,711.

      The ratio percentages used to determine the recovery period and threshold limitation amounts and the amount of adjusted capital and surplus used to determine recovery period and threshold limitation as of December 31 were as follows:

                                                                                            2018                  2017
                                                                                      -----------------    ------------------
       Ratio percentage                                                                             917%                1012%
       Capital and surplus used                                                       $       2,664,636    $       2,860,843

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

      The availability of tax planning strategies resulted in an increase of the Company's adjusted gross deferred tax asset by approximately 16% of which all was ordinary for tax purposes as of December 31, 2018.

      The availability of tax planning strategies increased the Company's net admitted deferred tax assets by approximately 26% as of December 31, 2018 of which all was ordinary for tax purposes. The availability of tax planning strategies increased the Company's net admitted deferred tax assets by approximately 1% as of December 31, 2017 of which all was capital for tax purposes.

      The Company did not use any reinsurance tax planning strategies.

      The tax effects of temporary differences that give rise to the Company's net deferred federal tax asset as of December 31 were as follows:

                                                                                                 2018              2017
                                                                                           -----------------  -----------------
         Deferred tax assets:
          Ordinary:
           Policyholder liabilities                                                        $        146,038   $        106,842
           Investments                                                                               40,837                 --
           Deferred acquisition costs                                                               170,997            151,887
           Pension and postretirement benefits                                                       13,238             13,584
           Non-admitted assets                                                                       28,393             25,313
           Other                                                                                      8,774              9,380
                                                                                           -----------------  -----------------
             Gross ordinary deferred tax assets                                                     408,277            307,006
         Non-admitted ordinary deferred tax assets                                                 (113,545)                --
                                                                                           -----------------  -----------------
               Admitted ordinary deferred tax asset                                                 294,732            307,006
         Capital:
           Investments                                                                               15,395             43,358
           Net unrealized capital losses                                                              3,353                889
                                                                                           -----------------  -----------------
             Gross capital deferred tax assets                                                       18,748             44,247
         Non-admitted capital deferred tax assets                                                        --                 --
                                                                                           -----------------  -----------------
         Admitted capital deferred tax asset                                                         18,748             44,247
                                                                                           -----------------  -----------------
               Admitted deferred tax assets                                                         313,480            351,253

         Deferred tax liabilities:
         Ordinary:
           Investments                                                                                8,991              7,983
           Fixed assets                                                                               6,992              5,885
           Deferred and uncollected premium                                                          30,311             30,630
           Policyholder liabilities                                                                  55,993             62,198
           Computer software                                                                          9,557              8,289
           Other                                                                                     18,194             12,158
                                                                                           -----------------  -----------------
             Gross ordinary deferred tax liabilities                                                130,038            127,143
         Capital:
           Investments                                                                                  162              2,513
           Net unrealized capital gains                                                              46,067             74,359
                                                                                           -----------------  -----------------
             Gross capital deferred tax liabilities                                                  46,229             76,872
                                                                                           -----------------  -----------------
               Gross deferred tax liabilities                                                       176,267            204,015
                                                                                           -----------------  -----------------
                 Net deferred tax asset                                                    $        137,213   $        147,238
                                                                                           =================  =================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

      As of December 31, 2018 and 2017, management determined that a valuation allowance was not required for these gross deferred tax items based on management's assessment that it is more likely than not that these deferred tax items will be realized through future reversals of existing taxable temporary differences and future taxable income.

      The change in net deferred income taxes is comprised of the following:

                                                                           2018                2017               CHANGE
                                                                     ------------------  ------------------  ------------------

         Total deferred tax assets                                   $         427,025   $         351,253   $          75,772
         Total deferred tax liabilities                                       (176,267)           (204,015)             27,748
                                                                     ------------------  ------------------  ------------------
         Change in net deferred income tax                           $         250,758   $         147,238             103,520
                                                                     ==================  ==================
         Tax effect of deferred tax asset / deferred tax
           liability on unrealized capital gains (losses)                                                              (70,304)
         Tax effect of deferred tax asset on liability for
           pension benefits                                                                                                951
                                                                                                             ------------------
         Change in net deferred tax as reported in surplus                                                              34,167
         Tax effect of deferred tax asset on statutory goodwill                                                           (431)
                                                                                                             ------------------
         Change in net deferred income tax asset                                                             $          33,736
                                                                                                             ==================

      As of December 31, 2018, the Company had no net operating loss carryforwards, capital loss carryforwards or tax credit carryforwards. Total income taxes incurred in the current and prior years of $61,537 are available for recovery in the event of future net losses.

      The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2018.

      A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

                                                                                               2018                2017
                                                                                         ------------------  ------------------
         Balance at beginning of year                                                    $           4,221   $           4,067
         Additions based on tax positions related to current year                                      216               1,118
         Additions (reductions) for tax positions of prior years                                      (833)               (964)
                                                                                         ------------------  ------------------
           Balance at end of year                                                        $           3,604   $           4,221
                                                                                         ==================  ==================

      Included in the balance of unrecognized tax benefits at December 31, 2018 are potential benefits of $3,604 that, if recognized, would affect the effective tax rate on income from operations.

      As of December 31, 2018, accrued interest and penalties of $169 are recorded as current income tax liabilities on the statutory statements of admitted assets, liabilities and capital and surplus and $30 is recognized as a current income tax benefit on the statutory statements of operations.

      At December 31, 2018, the Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies may significantly increase within the next 12 months. However, an estimate of the reasonably possible increase cannot be made at this time.

      On December 22, 2017, H.R. 1 (the "Tax Cuts and Jobs Act " or "New Tax Law") was signed into law. The New Tax Law, which is generally effective on January 1, 2018, provides for a reduction in the top corporate tax rate from 35 percent to 21 percent (enacted rate), provides new rules prohibiting carrybacks of life insurance company operating losses for losses incurred after 2017, changes insurance company reserving and many other insurance company tax accounting rules, and includes other provisions that will have a substantial impact on all forms of taxable and non-taxable entities alike.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

      The NAIC's Statement of Statutory Accounting Principle No. 101--Income Taxes (SSAP No. 101) requires companies to recognize the effect of tax law changes in the period of enactment by re-measuring deferred tax assets and liabilities to the enacted rate. Recognizing the limited time companies had to react to the complex provisions of the New Tax Law, the NAIC's Statutory Accounting Principles (E) Working Group issued Interpretation 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act(INT 18-01), which provides guidance on accounting for the tax effects of the New Tax Law. INT 18-01 provides a measurement period that should not extend beyond one year from the New Tax Law enactment date for companies to complete the accounting under SSAP No. 101. In accordance with SSAP No. 101, a company must reflect the income tax effects of those aspects of the New Tax Law for which the accounting under SSAP No. 101 is complete. To the extent that a company's accounting for certain income tax effects of the New Tax Law is incomplete, but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply SSAP No. 101 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the New Tax Law.

      The Company applied INT 18-01 in completing its 2017 year-end accounting, including re-measuring deferred tax assets and liabilities at December 22, 2017. Any subsequent adjustments during the 12-month measurement period were included in surplus in 2018. The re-measurement under the New Tax Law and guidance in INT 18-01 resulted in a net provisional increase to statutory deferred income tax expense of $98,159, of which $(48,980) was reflected in the change in unrealized capital gains and $16,876 was reflected in the change in non-admitted DTAs for the year ended December 31, 2017.

      A provisional amount of $43,029 at December 31, 2017 increased the tax reserve deferred tax asset from policyholder liabilities and an identical amount increased the eight-year-spread deferred tax liability on policyholder liabilities. The provisional amount was computed using estimated methods and was completed in 2018 upon the production of the final seriatim tax reserves that reflect the New Tax Law requirements, which was immmaterial. Additionally, the Company had other provisionally determined amounts that were immaterial.

      The Company also had other undetermined items that the Company had not been able to fully assess as of December 31, 2017, and as a result had not recognized any provisional impact. The impact of finalizing these items in 2018 was immaterial.

      All tax years through 2014 are closed. An amended 2015 tax return was filed late in 2018 and an amended 2016 tax return will be filed in 2019. The Company believes that any additional taxes assessed or refunded as a result of a potential examination of the amended return will not have a material impact on its financial position. The IRS has not stated its intention to audit MMC's 2016 or 2017 consolidated tax returns.

(9)   RELATED PARTY TRANSACTIONS

      The Company has investment advisory agreements with an affiliate, Securian AM. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $27,095, $25,034 and $22,011 in 2018, 2017 and
      2016, respectively. As of December 31, 2018 and 2017, the amount due to Securian AM under these agreements was $11,624 and $10,606, respectively.

      The Company also has an agreement with SFS, an affiliated broker-dealer. Under this agreement, SFS is the distributor of the Company's fixed and variable annuity, variable life and certain life and certain life and annuity indexed products. Fees paid by the Company for the performance of compliance functions for these products totaled $1,152, $1,200 and $1,157 for the years ended December 31, 2018, 2017 and 2016, respectively. The Company also recognized commission expense of $95,955, $93,911 and $104,747 for the years ended December 31, 2018, 2017 and 2016, respectively. The Company recognized commissions payable to SFS in the amounts of $1,943 and $2,223 for the years as of December 31, 2018 and 2017, respectively.

      Under an assignment agreement with SFS, 12(b)-1 fees from the affiliated Securian Funds Trust Funds and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2018 and 2017, the amounts transferred were $16,577 and $15,872, respectively.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(9)  RELATED PARTY TRANSACTIONS (CONTINUED)

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, employee compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates. At December 31, 2018 and 2017, the amount payable to the Company was $16,428 and $34,648, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2018, 2017 and 2016 were $116,194, $130,322 and
     $121,768, respectively. In addition, the Company has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the year ended December 31, 2018, 2017 and 2016 was $2,605, $18,730 and $21,620, respectively, and the amount payable to SFG at December 31, 2018 and 2017 was $5,706 and $13,432, respectively. Settlements are made quarterly.

     Prior to November 29, 2017, the Company had a long-term lease arrangement with an affiliated company, Capital City Property Management, Inc. See Note 16 for related details.

     The Company has two group variable universal life policies with SFG. The Company received premiums of $8,640, $7,664 and $7,664 in 2018, 2017 and 2016, respectively, for these policies. The Company paid claims totaling $1,741 in 2018. No claims were paid during 2017 and 2016. As of December 31, 2018 and 2017, reserves held under these policies were $71,518 and $66,076, respectively.

     Allied provides its customers with certain insurance coverage that is underwritten by the Company. The Company paid commissions related to these policies in the amount of $10,844, $11,412 and $10,992 in 2018, 2017 and
     2016, respectively.

     CRI Securities, LLC, an affiliated broker-dealer, received commission payments from the Company for certain variable life products sold by registered representatives in the amount of $3,514, $3,828 and $4,477 in 2018, 2017 and 2016, respectively.

     The Company had agreements with an affiliate, PFC, which included bonds and short-term investments for the funding of PFC operations. For the years ended December 31, 2018, 2017 and 2016, the amount of interest income recognized was $2,562 and $2,584, respectively.

     The Company has an agreement with Securian Life, whereby the Company may issue an individual life policy to certain individuals converting from a group life insurance policy issued by Securian Life or Securian Life may issue an individual life policy to certain individuals converting from a group life insurance policy issued by the Company. Upon issuance of the individual life policy, the Company either receives from or pays to Securian Life a conversion charge. For the years ended December 31, 2018, 2017 and 2016, the Company recognized $5,128, $5,521 and $3,300, respectively of income from conversions. The amount receivable from Securian Life at December 31, 2018 and 2017 was $4,383 and $1,799, respectively. These amounts are settled quarterly.

     The Company has an agreement with Securian Life, whereby Securian Life assigns the rights to its profit commission from unrelated third party reinsurers based on its underlying mortality experience to the Company in exchange for a fixed percentage allowance based on the premium reinsured. Under this agreement, which is settled quarterly, the Company recognized expenses of $12,860, $10,277 and $10,798 recorded in general insurance expenses and taxes on the statement of operations for the years ended December 31, 2018, 2017 and 2016, respectively, and the amount (receivable from) payable to Securian Life at December 31, 2018 and 2017 was $(3,314) and $1,198, respectively. Depending on Securian Life's mortality experience in any given year, the fixed percentage allowance paid by the Company can be favorable or unfavorable in relation to the profit commission Securian Life has forgone from the unrelated third party reinsurer and assigned to the Company.

     The Company sells a percentage of ownership of newly originated mortgage loans to Securian Life. For the years ended December 31, 2018, 2017 and 2016, the Company sold $40,200, $24,000 and $9,000, respectively, of mortgage loans to Securian Life.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(9)  RELATED PARTY TRANSACTIONS (CONTINUED)

     The Company has a reinsurance agreement with Securian Life, whereby the Company assumes certain Group business from Securian Life. Activity is settled quarterly. As of December 31, the Company recognized the following amounts on the statutory statements of admitted assets, liabilities and capital and surplus related to this agreement with Securian Life:

                                                                                                    2018              2017
                                                                                             ----------------  ----------------
         Admitted assets:
           Premiums deferred and uncollected                                                 $       103,648   $       104,095
                                                                                             ----------------  ----------------
             Total assets                                                                    $       103,648   $       104,095
                                                                                             ================  ================

         Liabilities
           Policy reserves:
             Life insurance                                                                  $        60,283   $        44,876
             Accident and health                                                                       1,031               796
           Policy claims in process of settlement                                                    164,107           137,399
           Other policy liabilities                                                                      127               107
           Accrued commissions and expenses                                                            8,471             8,514
                                                                                             ----------------  ----------------
               Total liabilities                                                             $       234,019   $       191,692
                                                                                             ================  ================

     For the years ending December 31, the Company recognized activity related to this agreement within the following line items of the statutory statements of operations:

                                                                                2018               2017              2016
                                                                          ----------------   ----------------  ----------------
      Revenues:
        Premiums                                                          $       637,616    $       564,737   $       399,280
                                                                          ----------------   ----------------  ----------------
          Total revenues                                                          637,616            564,737           399,280

      Benefits and expenses:
        Policyholder benefits                                                     562,402            483,995           384,807
        Commission expense                                                         56,184             49,780            35,528
                                                                          ----------------   ----------------  ----------------
          Total benefits and expenses                                             618,586            533,775           420,335
                                                                          ----------------   ----------------  ----------------
            Net income (loss)                                             $        19,030    $        30,962   $       (21,055)
                                                                          ================   ================  ================

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(10) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
     EXPENSES

     Activity in the liability for unpaid accident and health claims and claim adjustment expenses, which is included within accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus, is summarized as follows:

                                                                                 2018              2017              2016
                                                                          -----------------  ----------------  ----------------
         Balance at January 1                                             $        613,399   $       550,728   $       566,182
           Less: reinsurance recoverable                                           526,764           469,933           481,986
                                                                          -----------------  ----------------  ----------------
         Net balance at January 1                                                   86,635            80,795            84,196
         Incurred related to:
           Current year                                                            119,526            96,215            95,840
           Prior years                                                               7,564             6,307             5,861
                                                                          -----------------  ----------------  ----------------
         Total incurred                                                            127,090           102,522           101,701
                                                                          -----------------  ----------------  ----------------
         Paid related to:
           Current year                                                             51,180            49,196            53,470
           Prior years                                                              54,879            47,486            51,632
                                                                          -----------------  ----------------  ----------------
         Total paid                                                                106,059            96,682           105,102
                                                                          -----------------  ----------------  ----------------
         Net balance at December 31                                                107,666            86,635            80,795
           Plus: reinsurance recoverable                                           493,136           526,764           469,933
                                                                          -----------------  ----------------  ----------------
         Balance at December 31                                           $        600,802   $       613,399   $       550,728
                                                                          =================  ================  ================

     The liability for unpaid accident and health claim adjustment expenses as of December 31, 2018 and 2017 was $2,766 and $2,103, respectively, and is included in the table above.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred increased $7,564, $6,307, $5,861 in 2018, 2017 and 2016, respectively. The changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

     The Company incurred $5,222 and paid $4,559 of claim adjustment expenses in the current year, of which $1,416 of the paid amount was attributable to insured and covered events of prior years.

(11) BUSINESS COMBINATIONS AND GOODWILL

     Aggregate goodwill related to acquisitions made in prior years was $37,325 and $43,709 as of December 31, 2018 and 2017, respectively, and is included in other invested assets on the statutory statements of assets, liabilities and capital and surplus. Goodwill amortization was $6,384, $6,400 and $6,617 for the year ended December 31, 2018, 2017 and 2016, respectively.

(12) PENSION PLANS AND OTHER RETIREMENT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation.

     The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(12) PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

     PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                                  PENSION BENEFITS                     OTHER BENEFITS
                                                        -----------------------------------  ----------------------------------
                                                              2018               2017              2018              2017
                                                        ----------------  -----------------  ----------------  ----------------
         Change in benefit obligation:
         Benefit obligation at beginning of year        $        48,093   $         45,521   $         4,951   $         5,181
         Service cost                                                --                 --               172               193
         Interest cost                                            1,982              1,969               169               195
         Actuarial loss (gain)                                   (4,112)             3,246              (343)             (423)
         Benefits paid                                           (2,275)            (2,643)             (456)             (195)
                                                        ----------------  -----------------  ----------------  ----------------
         Benefit obligation at end of year              $        43,688   $         48,093   $         4,493   $         4,951
                                                        ================  =================  ================  ================

         Change in plan assets:
         Fair value of plan assets at beginning of
           year                                         $        45,519   $         43,949   $            --   $            --
         Actual return on plan assets                             1,608              1,563                --                --
         Employer contribution                                    2,282              2,650               456               195
         Benefits paid                                           (2,275)            (2,643)             (456)             (195)
                                                        ----------------  -----------------  ----------------  ----------------
         Fair value of plan assets at end of year       $        47,134   $         45,519   $            --   $            --
                                                        ================  =================  ================  ================
         Funded status                                  $         3,446   $         (2,574)  $        (4,493)  $        (4,951)

         Assets:
         Prepaid plans assets                           $         9,592   $             --   $            --   $            --
         Overfunded plan assets                                  (6,146)                --                --                --
                                                        ----------------  -----------------  ----------------  ----------------
           Total assets                                           3,446                 --                --                --
         Liabilities recognized:
         Accrued benefit costs                                       --             (8,442)            8,729             9,527
         Liability for benefits                                      --             11,016            (4,236)           (4,576)
                                                        ----------------  -----------------  ----------------  ----------------
           Total liabilities recognized                 $            --   $          2,574   $         4,493   $         4,951
                                                        ================  =================  ================  ================

         Unrecognized liabilities                       $        (3,446)  $         11,016   $        (4,236)  $        (4,576)

         Weighted average assumptions used to
           determine benefit obligations:
         Discount rate                                             4.34%              3.66%             4.34%             3.66%
         Rate of compensation increase                               --                 --                --                --

         Weighted average assumptions used to
           determine net periodic benefit costs:
         Expected long-term return on plan assets                  3.75%              4.00%               --                --
         Discount rate                                             3.66%              3.82%             3.66%             3.82%

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(12) PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

     PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

                                                                         PENSION BENEFITS                 OTHER BENEFITS
                                                                  ------------------------------  ------------------------------
                                                                       2018            2017            2018            2017
                                                                  --------------  --------------  -------------   --------------
         Components of net periodic benefit costs:
         Service cost                                             $          --   $          --   $        172    $         193
         Interest cost                                                    1,982           1,969            169              195
         Expected return on plan assets                                  (1,707)         (1,758)            --               --
         Amount of prior service cost recognized                             --              --           (478)            (151)
         Amount of recognized actuarial loss (gain)                         857             449           (205)            (167)
                                                                  --------------  --------------  -------------   --------------
             Net periodic benefit cost                            $       1,132   $         660   $       (342)   $          70
                                                                  ==============  ==============  =============   ==============

         Amounts in unassigned surplus recognized as components
           of net periodic benefit costs:
         Items not yet recognized as a component of net
           periodic benefit cost - prior year                     $      11,016   $       8,024   $     (4,576)   $      (4,471)
         Net prior service (cost) credit recognized                          --              --            478              151
         Net (gain) loss arising during the period                       (4,013)          3,441           (343)            (423)
         Net gain (loss) recognized                                        (857)           (449)           205              167
                                                                  --------------  --------------  -------------   --------------
           Items not yet recognized as a component of net
             periodic benefit cost - current year                 $       6,146   $      11,016   $     (4,236)   $      (4,576)
                                                                  ==============  ==============  =============   ==============

         Amounts in unassigned surplus expected to be
           recognized in the next fiscal year as components of
           net periodic benefit cost:
         Net prior service cost (credit)                          $          --   $          --   $       (478)   $        (478)
         Net recognized (gains) losses                                      205             887           (202)            (204)

         Amounts in unassigned surplus that have not yet been
           recognized as components of net periodic benefit
           cost:
         Net prior service cost (credit)                          $          --   $          --   $     (1,561)   $      (2,039)
         Net recognized (gains) losses                                    6,146          11,016         (2,675)          (2,537)

         Accumulated benefit obligation                           $      43,688   $      48,093   $      4,493    $       4,951

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(12) PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

     PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

     The Company updated its assumptions as of December 31, 2018 and December 31, 2017 with respect to its pension and postretirement benefit obligations after a review of plan experience. The assumption changes are a component of the net actuarial gain (loss).

     Estimated future benefit payments for pension and other postretirement benefits:

                                                             PENSION            OTHER
                                                            BENEFITS          BENEFITS
                                                        ----------------  ----------------
         2019                                           $         2,600   $           283
         2020                                                     2,562               291
         2021                                                     2,588               298
         2022                                                     2,666               313
         2023                                                     2,812               316
         2024 - 2028                                             14,012             1,517

     For measurement purposes, a 6.90% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2018. The rate was assumed to decrease gradually to 4.40% for 2074 and remain at that level thereafter.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2018 and 2017. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2018 by $28 and the estimated service cost and interest cost components of net periodic benefit costs for 2018 by $2. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2018 by $25 and the estimated service cost and interest cost components of net periodic postretirement benefit costs for 2018 by $2.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plan's assets were allocated 100% to the insurance company general account at both December 31, 2018 and 2017. The insurance company general account represents assets held with the general account of the Company. These assets principally consist of bonds, commercial mortgage loans and common stocks.

     The fair value of the Company's pension and other postretirement plans financial assets and financial liabilities has been determined using available market information as of December 31, 2018 and 2017. Although the Company is not aware of any factors that would significantly affect the fair value of the pension and other postretirement plans financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(12) PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

     PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

     The Company is required to categorize its financial assets and financial liabilities recorded on the statements of admitted assets, liabilities and capital and surplus according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

          Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

          Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1 that are observable in active markets for identical or similar assets and liabilities.

          Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include investments in an insurance company general account.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     The following tables summarize the Company's pension benefit plans' financial assets measured at fair value:

           DECEMBER 31, 2018                                 LEVEL 1           LEVEL 2            LEVEL 3            TOTAL
           -------------------------------------------  ----------------  -----------------  ----------------  ----------------
           Insurance company general account            $            --   $             --   $        47,134   $        47,134

           DECEMBER 31, 2017                                 LEVEL 1           LEVEL 2            LEVEL 3            TOTAL
           -------------------------------------------  ----------------  -----------------  ----------------  ----------------
           Insurance company general account            $            --   $             --   $        45,519   $        45,519

     INSURANCE COMPANY GENERAL ACCOUNT

     Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities are classified as Level 3.

     PROFIT SHARING PLANS

     The Company also has a profit sharing plan covering substantially all agents. The Company's contribution is made as a certain percentage based on voluntary contribution rate and applied to each eligible agent's annual contribution. The Company recognized contributions to the plan during 2018, 2017 and 2016 of $1,351, $1,426 and $1,493, respectively.

(13) CAPITAL AND SURPLUS AND DIVIDENDS

     During the year ended December 31, 2018, the Company declared and paid dividends to SFG consisting of common stocks in the amount of $9,647. During the year ended December 31, 2017, the Company declared and paid dividends to SFG consisting of cash in the amount of $185,142, and common stocks in the amount of $3,563. The Company declared and paid a dividend to SFG consisting of common stock in the amount of $2,000 during the year ended December 31, 2016.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2018 statutory results, the maximum amount available for the payment of dividends during 2019 by Minnesota Life Insurance Company without prior regulatory approval is $284,897.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(13) CAPITAL AND SURPLUS AND DIVIDENDS (CONTINUED)

     For the year ended December 31, 2018, the Company received capital contributions from SFG consisting of cash in the amount of $11,500 and common stock in the amount of $8,507. During 2017, the Company received a capital contribution consisting of real estate, net of deferred taxes and outstanding debt, in the amount of $17,841 from SFG. For the year ended December 31, 2016, there were no capital contributions from SFG to the Company.

     Other than noted above, there are no restrictions placed on the Company's unassigned surplus, including for whom the surplus is being held.

     The Company is required to meet certain minimum RBC requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company exceeded the minimum RBC requirements for the years ended December 31, 2018 and 2017.

(14) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible. At December 31, 2018 and 2017, policy reserves are reflected net of reinsurance ceded of $1,443,151 and $1,401,358, respectively.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums and annuity considerations for the years ended December 31 was as follows:

                                                                                 2018              2017              2016
                                                                          -----------------  ----------------  ----------------
           Direct premiums and annuity considerations                     $      7,617,352   $     7,734,636   $     6,498,672
           Reinsurance assumed                                                     662,543           589,467           421,054
           Reinsurance ceded                                                      (733,257)         (737,458)         (680,525)
                                                                          -----------------  ----------------  ----------------
             Total premiums and annuity considerations                    $      7,546,638   $     7,586,645   $     6,239,201
                                                                          =================  ================  ================

     The Company has a reinsurance agreement with Securian Life as discussed in detail in note 9 which is included in the reinsurance assumed information above.

     Reinsurance recoveries on ceded reinsurance contracts were $569,139, $529,556 and $587,481 during 2018, 2017 and 2016, respectively.

     For the years ended December 31, 2018, 2017 and 2016, net goodwill amortization on reinsurance transactions was $0.

     As of December 31, 2018, the Company owned in excess of 10% or controlled either directly or indirectly the following reinsurers:

         COMPANY REPRESENTATIVE                                                                REINSURER
         ----------------------------------------------------------  ------------------------------------------------------------
         Agent of the Company                                        Argent Reinsurance, LTD
         Agent of the Company                                        Futural Life Insurance Company
         Agent of the Company                                        WFI Reinsurance, LTD
         Agent of the Company                                        Atlantic Security Life Insurance Company, LTD
         Administrative representative of the Company                Southwest Business Corporation

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(15) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2018 and 2017, these securities were reported at $36,901 and $31,714, respectively.

     The Company has long-term commitments to fund alternative investments and real estate investments totaling $432,373 as of December 31, 2018. The Company estimates that $173,000 of these commitments will be invested in 2019, with the remaining $259,373 invested over the next four years.

     As of December 31, 2018, the Company had committed to originate mortgage loans totaling $250,875 but had not completed the originations.

     As of December 31, 2018, the Company had committed to purchase bonds totaling $76,640 but had not completed the purchase transactions.

     The Company has a 100% coinsurance agreement for its individual disability line. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2018 and 2017, the assets held in trust were $567,327 and $559,417, respectively. These assets are not reflected in the accompanying statements of admitted assets, liabilities and capital and surplus.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2018 and 2017, this liability was $996 and $941, respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $3,847 and $3,897 as of December 31, 2018 and 2017, respectively. These assets are being amortized over a five-year period.

(16) LEASES

     Prior to November 29, 2017, the Company had a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for building space in downtown St. Paul. Lease expense, net of sub-lease income, for the year ended December 31, 2017 and 2016 was $7,499 and $8,416, respectively. The Company leases space in downtown St. Paul to unaffiliated companies. Commitments to the Company from these agreements are as follows: 2019, $1,444; 2020, $1,248; 2021, $900; 2022, $687; 2023,
     $523. Income from these leases was $3,754, $2,189 and $1,912 for the years ended December 31, 2018, 2017 and 2016, respectively and is reported in net investment income on the statutory statements of operations.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(17) BORROWED MONEY

     Periodically, the Company may enter into short-term reverse repurchase agreements in order to borrow funds for short-term operating needs or facilitate trading activity. In a reverse repurchase agreement, the Company transfers specified securities to a counterparty in exchange for cash and simultaneously agrees to reacquire the same, or substantially the same, securities at a future date for an amount equal to the cash exchanged plus an interest factor. The contractual maturity of any reverse repurchase agreement does not exceed three months. The Company maintains effective control over the securities and accounts for these agreements as collateralized borrowings. The short-term debt is collateralized by RMBS bonds which are included in bonds on the statutory statements of admitted assets, liabilities and capital and surplus. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is recorded in net investment income on the statutory statements of operations.

     As of December 31, 2018 and 2017, the balance of the reverse repurchase agreements was $0 and $20,000, respectively. The Company pledged $0 and $19,987 of bonds as collateral as of December 31, 2018 and 2017, respectively. The accrued interest was $0 and $54, respectively, as of December 31, 2018 and 2017. The reverse repurchase agreements and accrued interest are recorded in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

     The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. As of December 31, 2018, the Company had entered into agreements with face amount and carrying value totaling $145,000, which are recorded in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus and are not subject to prepayment penalties. The outstanding borrowings at December 31, 2018 have a maturity of one and seven years with principal due at those times. Interest rates are determined at the reset date and ranged from 1.51% to 2.67% during 2018. The Company paid $5,364, $4,110 and $1,896 in interest in 2018, 2017 and 2016, respectively, and accrued interest of $781 and $360 at December 31, 2018 and 2017, respectively, which are recorded in other liabilities and accrued commissions and expenses, respectively on the statutory statements of admitted assets, liabilities and capital and surplus. During 2018 and 2017, the maximum amount borrowed from the FHLB was $350,000 and $495,000, respectively.

     The Company pledged $919,901 of bonds as collateral for FHLB borrowings as of December 31, 2018. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $642,125 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The maximum amount of collateral pledged to the FHLB during 2018 and 2017 was $925,924 and $875,742, respectively.

     As of December 31, 2018 and 2017, the Company held FHLB Class A membership stock of $10,000 and the FHLB activity stock of $5,800. The FHLB stock is carried at cost and is recorded in common stocks on the statutory statements of admitted assets, liabilities and capital and surplus.

(18) SURPLUS NOTES

     In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, due in September 2025. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1993, underwritten by Goldman, Sachs & Co. and CS First Boston, and are administered by the Company as registrar/paying agent. At December 31, 2018 and 2017, the balance of the surplus notes was $118,000.

     The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce. The accrued interest was $2,832 as of December 31, 2018 and 2017. The interest paid in 2018, 2017 and 2016 was $9,735. The total accumulated interest paid over the life of the note as of December 31, 2018 was $238,134. Interest is included in net investment income in the statutory statements of operations.

(19) RETROSPECTIVELY RATED CONTRACTS

     The Company estimates accrued retrospective premium adjustments for its group life and accident and health insurance business through a mathematical approach using an algorithm of the financial agreements in place with clients.

     The amount of net premiums written by the Company at December 31, 2018 that are subject to retrospective rating features was $523,401 which represented 27.2% of the total net premiums written for group life and accident and health. No other net premiums written by the Company are subject to retrospective rating features.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY

                                 (IN THOUSANDS)

(20) ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

     As of December 31, 2018:

                                                                                                   AMOUNT          % OF TOTAL
                                                                                             ----------------  ----------------
           Subject to discretionary withdrawal:
             With fair value adjustment                                                      $     2,943,629               9.9%
             At book value less surrender charge                                                     341,009               1.2%
             At fair value                                                                        20,468,328              69.0%
                                                                                             ----------------  ----------------
               Total with adjustment or at fair value                                             23,752,966              80.1%
             At book value without adjustment                                                      2,035,194               6.9%
           Not subject to discretionary withdrawal                                                 3,855,025              13.0%
                                                                                             ----------------  ----------------
             Total net annuity actuarial reserves and deposit fund liabilities               $    29,643,185             100.0%
                                                                                             ================  ================

     As of December 31, 2018:

                                                                                                                    AMOUNT
                                                                                                               ----------------
         Life and Accident and Health Annual Statement:
           Annuities                                                                                           $     6,866,381
           Supplementary contracts with life contingencies                                                               7,975
           Asset liability matching reserves                                                                           194,262
           Deposit-type contracts                                                                                    1,524,660
                                                                                                               ----------------
             Total reported on Life and Accident and Health Annual Statement                                         8,593,278
                                                                                                               ----------------
         Annual Statement of the Separate Accounts:
           Exhibit 3 line 0299999, column 2                                                                         21,049,907
                                                                                                               ----------------
             Total reported on the Annual Statement of the Separate Accounts                                        21,049,907
                                                                                                               ----------------
               Combined total                                                                                  $    29,643,185
                                                                                                               ================

(21) PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

     Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2018 were as follows:

                                                                                                                    NET OF
                                                                                                   GROSS            LOADING
                                                                                             ----------------  ----------------
           Ordinary new business                                                             $        10,044   $         4,532
           Ordinary renewal business                                                                  59,993           108,928
           Credit life                                                                                   105               105
           Group life                                                                                  1,534             1,434
                                                                                             ----------------  ----------------
             Subtotal                                                                                 71,676           114,999
               Portion of due and unpaid over 90 days                                                   (703)             (703)
               Premiums due and unpaid                                                               227,015           227,015
                                                                                             ----------------  ----------------
             Net admitted asset                                                              $       297,988   $       341,311
                                                                                             ================  ================

(22) SUBSEQUENT EVENTS

     Through April 2, 2019, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company's financial statements.

                        MINNESOTA LIFE INSURANCE COMPANY
                      SCHEDULE OF SELECTED FINANCIAL DATA
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

Investment Income Earned:
  U.S. Government bonds                                                                       $        14,984
  Other bonds (unaffiliated)                                                                          602,628
  Bonds of affiliates                                                                                      --
  Preferred stocks (unaffiliated)                                                                       5,010
  Preferred stocks of affiliates                                                                           --
  Common stocks (unaffiliated)                                                                         13,537
  Common stocks of affiliates                                                                              --
  Mortgage loans                                                                                      142,129
  Real estate                                                                                          23,993
  Premium notes, policy loans and liens                                                                28,151
  Cash on hand and on deposit                                                                              --
  Short-term investments                                                                                3,858
  Other invested assets                                                                                 2,426
  Derivative instruments                                                                               30,513
  Aggregate write-ins for investment income                                                             3,428
                                                                                              ----------------
    Gross investment income                                                                   $       870,657
                                                                                              ================

Real Estate Owned - Book Value less Encumbrances                                              $        62,702

Mortgage Loans - Book Value:
  Farm mortgages                                                                              $            --
  Residential mortgages                                                                                    --
  Commercial mortgages                                                                              3,614,864
                                                                                              ----------------
    Total mortgage loans                                                                      $     3,614,864
                                                                                              ================

Mortgage Loans By Standing - Book Value:
  Good standing                                                                               $     3,613,473
  Good standing with restructured terms                                                       $         1,391
  Interest overdue more than 90 days, not in foreclosure                                      $            --
  Foreclosure in process                                                                      $            --

Other Long Term Assets - Statement Value                                                      $       765,922

Collateral Loans                                                                              $            --

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

  Bonds                                                                                       $            --
  Preferred stocks                                                                            $            --
  Common stocks                                                                               $       360,809

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY
                SCHEDULE OF SELECTED FINANCIAL DATA (CONTINUED)
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

Bonds,  Short-Term  Investments  and  Certain  Cash  Equivalents  by  Class  and
  Maturity:
  Bonds,  Short-Term  Investments  and  Certain  Cash  Equivalents by
    Maturity - Statement Value:
    Due within one year or less                                                               $       538,350
    Over 1 year through 5 years                                                                     3,851,459
    Over 5 years through 10 years                                                                   5,659,104
    Over 10 years through 20 years                                                                  2,091,553
    Over 20 years                                                                                   3,384,287
    No maturity date                                                                                    4,438
                                                                                              ----------------
      Total by maturity                                                                       $    15,529,191
                                                                                              ================

  Bonds, Short-Term Investments and Certain Cash Equivalents by NAIC designation - Statement
    Value:

    NAIC 1                                                                                    $     9,138,992
    NAIC 2                                                                                          5,799,731
    NAIC 3                                                                                            526,502
    NAIC 4                                                                                             60,493
    NAIC 5                                                                                              3,469
    NAIC 6                                                                                                  4
                                                                                              ----------------
        Total by NAIC designation                                                             $    15,529,191
                                                                                              ================

Total Bonds, Short-Term Investments and Certain Cash Equivalents Publicly Traded              $    11,942,022
Total Bonds, Short-Term Investments and Certain Cash Equivalents Privately Placed             $     3,587,169

Preferred Stocks - Statement Value                                                            $        49,406
Common Stocks - Market Value                                                                  $       755,930
Short-Term Investments and Cash Equivalents - Book Value                                      $       142,881
Options, Caps & Floors Owned - Statement Value                                                $       100,048
Options, Caps & Floors Written and In Force - Statement Value                                 $       (25,242)
Collar, Swap & Forward Agreements Open - Statement Value                                      $        47,185
Futures Contracts Open - Current Value                                                        $            --
Cash on Deposit                                                                               $       (81,363)

Life Insurance In Force:
  Industrial                                                                                  $            --
  Ordinary                                                                                    $    78,607,436
  Credit Life                                                                                 $     6,371,246
  Group Life                                                                                  $   492,608,673

Amount of Accidental Death Insurance In Force Under Ordinary Policies                         $        36,564

Life Insurance Policies with Disability Provisions in Force:
  Industrial                                                                                  $            --
  Ordinary                                                                                    $       206,658
  Credit Life                                                                                 $        59,801
  Group Life                                                                                  $   280,727,776

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY
                SCHEDULE OF SELECTED FINANCIAL DATA (CONTINUED)
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

Supplementary Contracts in Force:
  Ordinary - Not Involving Life Contingencies:
    Amount on Deposit                                                                         $       116,923
    Income Payable                                                                            $         6,601
  Ordinary - Involving Life Contingencies:
    Income Payable                                                                            $           340
  Group - Not Involving Life Contingencies:
    Amount on Deposit                                                                         $         3,118
    Income Payable                                                                            $            --
  Group - Involving Life Contingencies:
    Income Payable                                                                            $            --

Annuities:
  Ordinary:
    Immediate - Amount of Income Payable                                                      $       105,360
    Deferred - Fully Paid - Account Balance                                                   $     1,464,754
    Deferred - Not Fully Paid - Account Balance                                               $     5,937,364
  Group:
    Immediate - Amount of Income Payable                                                      $       177,370
    Deferred - Fully Paid - Account Balance                                                   $            --
    Deferred - Not Fully Paid - Account Balance                                               $        12,695

Accident and Health Insurance - Premiums In Force:
  Ordinary                                                                                    $            --
  Group                                                                                       $       457,778
  Credit                                                                                      $        51,697

Deposit Funds and Dividend Accumulations:
  Deposit Funds - Account Balance                                                             $     1,338,369
  Dividend Accumulations - Account Balance                                                    $        66,161

Claim Payments:
  Group Accident and Health:
    2018                                                                                      $        38,400
    2017                                                                                      $        36,663
    2016                                                                                      $         3,714
    2015                                                                                      $         1,922
    2014                                                                                      $           112
    Prior                                                                                     $         1,229
  Other Accident and Health:
    2018                                                                                      $           170
    2017                                                                                      $             6
    2016                                                                                      $            --
    2015                                                                                      $            --
    2014                                                                                      $            --
    Prior                                                                                     $           477
  Other Coverages that use Developmental Methods to Calculate Claims Reserves:
    2018                                                                                      $         4,670
    2017                                                                                      $         6,034
    2016                                                                                      $         2,951
    2015                                                                                      $         1,679
    2014                                                                                      $           879
    Prior                                                                                     $           329

See accompanying independent auditors' report.

                        MINNESOTA LIFE INSURANCE COMPANY
           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

1.) Total admitted assets (excluding separate accounts):                                    $    22,347,163

2.) 10 Largest exposures to a single issuer/borrower/investment:

    ISSUER                                                                                       AMOUNT         PERCENTAGE
    --------------------------------------------------------------------------------------  ----------------  ---------------
    FNMA - Loan Backed Securities                                                           $       848,036              3.8%
    FHLMC - Loan Backed Securities                                                          $       723,410              3.2%
    Securian Life Insurance Co                                                              $       360,809              1.6%
    Wells Fargo                                                                             $       244,340              1.1%
    Goldman Sachs                                                                           $       189,970              0.9%
    Morgan Stanley                                                                          $       138,465              0.6%
    JP Morgan                                                                               $       134,405              0.6%
    Morgan Stanley Bank of America Merrill Lynch Trust                                      $       128,833              0.6%
    Berkshire Hathaway                                                                      $       112,011              0.5%
    UBS Commercial Mortgage Trust                                                           $       111,915              0.5%

3.) Total admitted assets held in bonds and preferred stocks by NAIC rating:

    BONDS                                       AMOUNT        PERCENTAGE        STOCKS           AMOUNT         PERCENTAGE
    ---------------------------------------  --------------  --------------  -------------  ----------------  ---------------
    NAIC-1                                   $   9,138,992            40.9%  P/RP-1         $            --              0.0%
    NAIC-2                                   $   5,799,731            26.0%  P/RP-2         $        33,754              0.2%
    NAIC-3                                   $     526,502             2.4%  P/RP-3         $        13,256              0.1%
    NAIC-4                                   $      60,493             0.3%  P/RP-4         $         2,396              0.0%
    NAIC-5                                   $       3,469             0.0%  P/RP-5         $            --              0.0%
    NAIC-6                                   $           4             0.0%  P/RP-6         $            --              0.0%

4.) Assets held in foreign investments:

                                                                                                 AMOUNT         PERCENTAGE
                                                                                            ----------------  ---------------
    Total admitted assets held in foreign investments:                                      $     1,221,666              5.5%
    Foreign-currency denominated investments of:                                            $            --              0.0%
    Insurance liabilities denominated in that same foreign currency:                        $            --              0.0%

5.) Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                                                                 AMOUNT         PERCENTAGE
                                                                                            ----------------  ---------------
    Countries rated by NAIC-1                                                               $     1,189,753              5.3%
    Countries rated by NAIC-2                                                               $        15,521              0.1%
    Countries rated by NAIC-3 or below                                                      $        16,392              0.1%

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY
     SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

6.) Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                                                                 AMOUNT         PERCENTAGE
                                                                                            ----------------  ---------------
    Countries rated by NAIC-1
         Country:        Australia                                                          $       301,341              1.3%
         Country:        United Kingdom                                                     $       255,401              1.1%
    Countries rated by NAIC-2
         Country:        Panama                                                             $         9,993              0.0%
         Country:        Mauritius                                                          $         4,156              0.0%
    Countries rated by NAIC-3 or below
         Country:        Barbados                                                           $         8,241              0.0%
         Country:        Guernsey                                                           $         8,151              0.0%

                                                                                                 AMOUNT         PERCENTAGE
                                                                                            ----------------  ---------------
7.) Aggregate unhedged foreign currency exposure:                                           $        64,989              0.3%

8.) Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                                                                 AMOUNT         PERCENTAGE
                                                                                            ----------------  ---------------
     Countries rated by NAIC-1                                                              $        64,042              0.3%
     Countries rated by NAIC-2                                                              $           947              0.0%
     Countries rated by NAIC-3 or below                                                     $            --              0.0%

9.) Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                                                                 AMOUNT         PERCENTAGE
                                                                                            ----------------  ---------------
    Countries rated by NAIC-1
         Country:        United Kingdom                                                     $        20,271              0.1%
         Country:        Sweden                                                             $         8,632              0.0%
    Countries rated by NAIC-2
         Country:        Italy                                                              $           947              0.0%
         Country:        None                                                               $            --              0.0%
    Countries rated by NAIC-3 or below
         Country:        None                                                               $            --              0.0%
         Country:        None                                                               $            --              0.0%

10.) 10 Largest non-sovereign foreign issues:

     ISSUER                                                                 NAIC RATING          AMOUNT         PERCENTAGE
     -------------------------------------------------------------------  ----------------  ----------------  ---------------
     Electricite de France                                                       1          $        55,059              0.2%
     Vodafone Group                                                              2          $        41,465              0.2%
     Takeda Pharmaceutical Co                                                    2          $        40,829              0.2%
     Daimler Finance                                                             1          $        39,973              0.2%
     TransGrid                                                                   2          $        35,000              0.2%
     Ausgrid                                                                     2          $        35,000              0.2%
     Nestle Holdings                                                             1          $        33,272              0.1%
     CSL Limited                                                                 1          $        30,000              0.1%
     Port of Melbourne                                                           2          $        30,000              0.1%
     SAP SE                                                                      1          $        27,500              0.1%

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY
     SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

11.) There were no admitted assets held in Canadian investments and unhedged
      Canadian currency exposures that exceeded 2.5% of the Company's total admitted assets.

12.) There were no admitted assets held in investments with contractual sales restrictions exposures that exceeded 2.5% of the Company's total admitted assets.

13.) Admitted assets held in the largest 10 equity interests:

     ISSUER                                                                                      AMOUNT         PERCENTAGE
     -------------------------------------------------------------------------------------  ----------------  ---------------
     Securian Life Insurance Co                                                             $       360,809              1.6%
     Securian Asset Management Mutual Funds                                                 $        60,433              0.3%
     iShares Mutual Funds                                                                   $        59,415              0.3%
     Charles River Funds                                                                    $        26,813              0.1%
     Varde Funds                                                                            $        25,823              0.1%
     AEA Funds                                                                              $        25,362              0.1%
     Draper Fisher Jurvetson Funds                                                          $        23,139              0.1%
     Revolution Funds                                                                       $        18,248              0.1%
     Greyrock Capital Group Funds                                                           $        16,598              0.1%
     Falcon Funds                                                                           $        16,456              0.1%

14.) There were no admitted assets held in nonaffiliated, privately placed equities that exceeded 2.5% of the Company's total admitted assets

15.) There were no admitted assets held in general partnership interests that exceeded 2.5% of the Company's total admitted assets.

                                                                     (Continued)
                                       59

                        MINNESOTA LIFE INSURANCE COMPANY
     SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

16.) Admitted assets held in mortgage loans:

     10 Largest Annual Statement Schedule B aggregate mortgage interests:

     ISSUER                                                               TYPE                    AMOUNT        PERCENTAGE
     ---------------------------------------------------------  --------------------------  ----------------  ---------------
     Massry Portfolio                                           Commercial                  $        62,270              0.3%
     Meritex-Atlanta                                            Commercial                  $        43,250              0.2%
     Wilshire Union Shopping Center                             Commercial                  $        41,000              0.2%
     Towers Of Colonie Apartments                               Commercial                  $        39,328              0.2%
     Marshalls Plaza                                            Commercial                  $        32,000              0.1%
     Hubb Nyc Portfolio                                         Commercial                  $        27,500              0.1%
     Concord Ave Medical                                        Commercial                  $        23,800              0.1%
     West Market Plaza, West Market Plaza Land                  Commercial                  $        23,707              0.1%
     Kelsey II, Kelsey 1A1B, Aon 31st                           Commercial                  $        22,782              0.1%
     Wedge Hotel Portfolio                                      Commercial                  $        22,628              0.1%

     Admitted assets held in the following categories of mortgage loans:

     CATEGORY                                                                                   AMOUNT          PERCENTAGE
     -------------------------------------------------------------------------------------  ----------------  ---------------
     Construction loans                                                                     $            --              0.0%
     Mortgage loans over 90 days past due                                                   $            --              0.0%
     Mortgage loans in the process of foreclosure                                           $            --              0.0%
     Mortgage loans foreclosed                                                              $            --              0.0%
     Restructured mortgage loans                                                            $         1,391              0.0%

17.) Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

     LOAN-TO-VALUE               RESIDENTIAL                        COMMERCIAL                        AGRICULTURAL
     ---------------  ---------------------------------  ---------------------------------  ---------------------------------
     Above 95%        $            --              0.0%  $            --              0.0%  $            --              0.0%
     91% to 95%       $            --              0.0%  $            --              0.0%  $            --              0.0%
     81% to 90%       $            --              0.0%  $            --              0.0%  $            --              0.0%
     71% to 80%       $            --              0.0%  $        47,017              0.2%  $            --              0.0%
     below 70%        $            --              0.0%  $     3,567,847             16.0%  $            --              0.0%

18.) There were no assets that exceeded 2.5% of the Company's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A.

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY
     SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

19.) There were no admitted assets held in investments held in mezzanine real estate loans that exceeded 2.5% of the Company's total admitted assets.

20.) Total admitted assets subject to the following types of agreements:

                                                                                         AT END OF EACH QUARTER
                                                                               ---------------------------------------------
     AGREEMENT TYPE                                     AT YEAR END               1ST QTR         2ND QTR        3RD QTR
     -----------------------------------------  -----------------------------  --------------  --------------  -------------
     Securities lending                         $         --             0.0%  $          --   $          --   $         --
     Repurchase                                 $         --             0.0%  $          --   $          --   $         --
     Reverse repurchase                         $         --             0.0%  $          --   $          --   $         --
     Dollar repurchase                          $         --             0.0%  $          --   $          --   $         --
     Dollar reverse repurchase                  $         --             0.0%  $          --   $          --   $         --

21.) Warrants not attached to other financial instruments, options, caps, and floors:

                                                            OWNED                         WRITTEN
                                                -----------------------------  ------------------------------
     Hedging                                    $          --            0.0%  $          --             0.0%
     Income generation                          $          --            0.0%  $          --             0.0%
     Other                                      $          --            0.0%  $          --             0.0%

22.) Potential exposure for collars, swaps and forwards:

                                                                                             AT END OF EACH QUARTER
                                                                               ---------------------------------------------
                                                        AT YEAR END               1ST QTR         2ND QTR        3RD QTR
                                                -----------------------------  --------------  --------------  -------------
     Hedging                                    $      5,983             0.0%  $       5,801   $       5,556   $      7,057
     Income generation                          $         --             0.0%  $          --   $          --   $         --
     Replications                               $         --             0.0%  $          --   $          --   $         --
     Other                                      $         59             0.0%  $          43   $          56   $         51

23.) Potential exposure for future contracts:

                                                                                          AT END OF EACH QUARTER
                                                                               ---------------------------------------------
                                                        AT YEAR END               1ST QTR        2ND QTR         3RD QTR
                                                -----------------------------  --------------  -------------  --------------
     Hedging                                    $      26,170            0.1%  $      26,579   $     31,177   $      27,793
     Income generation                          $          --            0.0%  $          --   $         --   $          --
     Replications                               $          --            0.0%  $          --   $         --   $          --
     Other                                      $          --            0.0%  $          --   $         --   $          --

See accompanying independent auditors' report.

                        MINNESOTA LIFE INSURANCE COMPANY
                          SUMMARY INVESTMENT SCHEDULE
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

INVESTMENT CATEGORIES                                                GROSS INVESTMENT HOLDINGS           ADMITTED ASSETS
-----------------------------------------------------------------  -----------------------------  -----------------------------
Bonds
  US treasury securities                                           $       469,314         2.17%  $       469,314         2.18%
  US government agency obligations
    Issued by US government agencies                               $           679         0.00%  $           679         0.00%
    Issued by US government sponsored agencies                     $        12,266         0.06%  $        12,266         0.06%
  Foreign government                                               $        43,444         0.20%  $        43,444         0.20%
  Securities issued by states, territories and possessions and political subdivisions in the US State, territories and
    possessions general obligations                                $         3,018         0.01%  $         3,018         0.01%
    Political subdivisions of states, territories and
      possessions and political subdivisions general obligations   $        71,204         0.33%  $        71,204         0.33%
    Revenue and assessment obligations                             $       730,848         3.38%  $       730,848         3.39%
    Industrial development and similar obligations                 $            --         0.00%  $            --         0.00%
  Mortgage backed securities
    Pass-through securities
      Issued or guaranteed by GNMA                                 $        42,875         0.20%  $        42,875         0.20%
      Issued or guaranteed by FNMA and FHLMC                       $     1,092,128         5.05%  $     1,092,128         5.07%
      All other                                                    $            --         0.00%  $            --         0.00%
    CMOs and REMICs
      Issued or guaranteed by GNMA, FNMA, FHLMC or VA              $       530,702         2.45%  $       530,702         2.47%
      Issued by non-US Government issuers and collateralized by
        MBS issued or guaranteed by GNMA, FNMA, FHLMC or VA        $            --         0.00%  $            --         0.00%
      All other                                                    $     1,553,534         7.18%  $     1,553,534         7.22%

Other debt and other fixed income securities
  Unaffiliated domestic securities                                 $     9,549,306        44.11%  $     9,549,306        44.35%
  Unaffiliated foreign securities                                  $     1,420,763         6.56%  $     1,420,763         6.60%
  Affiliated securities                                            $            --         0.00%  $            --         0.00%

Equity interests
  Investments in mutual funds                                      $       125,704         0.58%  $       125,704         0.58%
  Preferred stocks
    Affiliated                                                     $            --         0.00%  $            --         0.00%
    Unaffiliated                                                   $        49,406         0.23%  $        49,406         0.23%
  Publicly traded equity securities
    Affiliated                                                     $            --         0.00%  $            --         0.00%
    Unaffiliated                                                   $       253,617         1.17%  $       253,617         1.18%

                                                                     (Continued)

                        MINNESOTA LIFE INSURANCE COMPANY
                    SUMMARY INVESTMENT SCHEDULE (CONTINUED)
                               DECEMBER 31, 2018
                                 (IN THOUSANDS)

INVESTMENT CATEGORIES                                                GROSS INVESTMENT HOLDINGS           ADMITTED ASSETS
-----------------------------------------------------------------  -----------------------------  -----------------------------
Equity interests (continued)
  Other equity securities
      Affiliated                                                   $       360,819         1.67%  $       360,809         1.68%
      Unaffiliated                                                 $        15,800         0.07%  $        15,800         0.07%
  Other equity interests including tangible personal property under lease
      Affiliated                                                   $            --         0.00%  $            --         0.00%
      Unaffiliated                                                 $            --         0.00%  $            --         0.00%

Mortgage loans
  Construction and land development                                $            --         0.00%  $            --         0.00%
  Agricultural                                                     $            --         0.00%  $            --         0.00%
  Single family residential properties                             $            --         0.00%  $            --         0.00%
  Multifamily residential properties                               $            --         0.00%  $            --         0.00%
  Commercial loans                                                 $     3,614,864        16.70%  $     3,614,864        16.79%
  Mezzanine real estate loans                                      $            --         0.00%  $            --         0.00%

Real estate investments
  Property occupied by the company                                 $        62,702         0.29%  $        62,702         0.29%
  Property held for production of income                           $            --         0.00%  $            --         0.00%
  Property held for sale                                           $            --         0.00%  $            --         0.00%

Policy loans                                                       $       522,925         2.42%  $       519,511         2.41%

Derivatives                                                        $       149,598         0.69%  $       149,598         0.70%

Receivable for securities                                          $        32,719         0.15%  $        32,619         0.15%

Securities lending collateral                                      $            --         0.00%  $            --         0.00%

Cash, cash equivalents and short-term investments                  $        61,518         0.28%  $        61,518         0.29%

Other invested assets                                              $       877,244         4.05%  $       765,922         3.55%
                                                                   ----------------  -----------  ----------------  -----------

Total invested assets                                              $    21,646,997       100.00%  $    21,532,151       100.00%
                                                                   ================  ===========  ================  ===========

See accompanying independent auditors' report.

                                     PART C

                                OTHER INFORMATION

                            Variable Annuity Account

                   Cross Reference Sheet to Other Information

Form N-4

Item Number        Caption in Other Information

    24.            Financial Statements and Exhibits

    25.            Directors and Officers of the Depositor

    26. Persons Controlled by or Under Common Control with the Depositor or Registrant

    27.            Number of Contract Owners

    28.            Indemnification

    29.            Principal Underwriters

    30.            Location of Accounts and Records

    31.            Management Services

    32.            Undertakings

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Audited Financial Statements of Variable Annuity Account for the year ended December 31, 2018, are included in Part B of this filing and consist of the following:


     1.   Report of Independent Registered Public Accounting Firm.


     2.   Statements of Assets and Liabilities, as of December 31, 2018.

     3.   Statements of Operations, year or period ended December 31, 2018.

     4. Statements of Changes in Net Assets, years or periods ended December 31, 2018 and 2017.


     5.   Notes to Financial Statements.


Audited Financial Statements and Supplementary Schedules of the Depositor, Minnesota Life Insurance Company are included in Part B of this filing and consist of the following:

     1.   Independent Auditors' Report - Minnesota Life Insurance Company.

     2. Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus - Minnesota Life Insurance Company as of December 31, 2018 and 2017.

     3. Statutory Statements of Operations and Capital and Surplus - Minnesota Life Insurance Company for the years ended December 31, 2018, 2017 and 2016.

     4. Statutory Statements of Cash Flows - Minnesota Life Insurance Company for the years ended December 31, 2018, 2017 and 2016.

     5. Notes to Financial Statements - Minnesota Life Insurance Company for the years ended December 31, 2018, 2017 and 2016.

     6. Schedule of Selected Financial Data - Minnesota Life Insurance Company as of December 31, 2018.

     7. Schedule of Supplemental Investment Risks Interrogatories - Minnesota Life Insurance Company as of December 31, 2018.

     8. Summary Investment Schedule - Minnesota Life Insurance Company, as of December 31, 2018.

     (b)  Exhibits

          1. The Resolution of the Minnesota Life Insurance Company's Executive Committee of its Board of Trustees establishing the Variable Annuity Account previously filed as Exhibit 24(c)(1) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

          2.   Not applicable.

          3. (a) The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

               (b) The Dealer Selling Agreement previously filed on July 2, 2002 as Exhibit 24(c)(3)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

         4.    (a)  The Flexible Payment Deferred Variable Annuity Contract,
                    form 03-70113 previously filed on December 12, 2003 as
                    Exhibit 24(c)(4)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Premier Death Benefit Rider, form 02-70073 previously filed on July 2, 2002 as Exhibit 24(c)(4)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (c) The 5% Death Benefit Increase Rider, form 02-70074 previously filed on July 2, 2002 as Exhibit 24(c)(4)(c) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (d) The Highest Anniversary Value Death Benefit Rider, form 02-70075 previously filed on July 2, 2002 as Exhibit 24(c)(4)(d) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (e) The Endorsement, form MHC-82-9032 previously filed on July 2, 2002 as Exhibit 24(c)(4)(d) to Variable Annuity Account's Form N-4, file Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (f) The Annuity Payment Endorsement, form MHC-83-9060 previously filed on May 21, 1999 as Exhibit 24(c)(4)(e) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (g) The Qualified Plan Agreement, form MHC-88-9176 Rev. 8-93 previously filed on May 21, 1999 as Exhibit 24(c)(4)(f) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (h) The Individual Retirement Annuity (IRA) Agreement, SEP, Traditional IRA and Roth-IRA, form MHC-97-9418 previously filed on May 21, 1999 as Exhibit 24(c)(4)(g) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (i) The Individual Retirement Annuity SIMPLE-(IRA) Agreement, form MHC-98-9431 previously filed on May 21, 1999 as Exhibit 24(c)(4)(h) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (j) The Tax Sheltered Annuity Amendment, form MHC-88-9213 previously filed on March 1, 1999 as Exhibit 24(c)(4)(j) to Variable Annuity Account's Form N-4, File Number 2-97564, Post-Effective Amendment Number 16, is hereby incorporated by reference.

               (k) The Estate Enhancement Benefit Rider, form 03-70085 previously filed on March 12, 2004 as Exhibit 24(c)(4)(k) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (l) The Guaranteed Income Provider Benefit Rider, form 03-70086 previously filed on March 12, 2004 as Exhibit 24(c)(4)(1) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (m) The Guaranteed Lifetime Withdrawal Benefit Rider, form 05-70135 previously filed as Exhibit 24(c)(4)(m) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 3, is hereby incorporated by reference.

               (n) The Guaranteed Minimum Withdrawal Benefit Rider, form number 04-70132 previously filed on April 21, 2006,as Exhibit 24(c)
                    (4)(n)to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

               (o) The Guaranteed Lifetime Withdrawal Benefit II - Single Rider, form 07-70149, previously filed on April 20, 2007 as exhibit 24(c)(4)(m) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

               (p) The Guaranteed Lifetime Withdrawal Benefit II - Joint Rider, form 07-70150, previously filed on April 20, 2007 as exhibit 24(c)(4)(n) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

               (q) The Credit Enhancement Endorsement, form 07-70151 previously filed on February 28, 2008 as exhibit 24(c)(4)(g) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 8, is hereby incorporated by reference.


               (r) The Guaranteed Minimum Income Benefit Rider, form 09-70165, previously filed on October 9, 2009 as exhibit 24(c)(4)(o) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.

               (s) The Encore Lifetime Income - Single Rider, form 09-70158, previously filed on February 25, 2010 as exhibit 24(b)(4)(p) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (t) The Encore Lifetime Income - Joint Rider, form 09-70159, previously filed on February 25, 2010 as exhibit 24(b)(4)(q) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (u) The Individual Retirement Annuity Endorsement Traditional and SEP Annuity, Form 09-70161, previously filed on February 25, 2010 as exhibit 24(b)(4)(r) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (v) The Individual Retirement Annuity Endorsement SIMPLE Annuity, form 09 70163, previously filed on February 25, 2010 as exhibit 24(b)(4)(s) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (w) The Individual Retirement Annuity Endorsement Roth Annuity, form 09-70164, previously filed on February 25, 2010 as exhibit 24(b)(4)(t) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.


               (x) The Ovation Lifetime Income-Single Rider, form F.11-70211, filed July 13, 2011 as Exhibit 24(c)4(y) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.

               (y) The Ovation Lifetime Income-Joint Rider, form F.11-70212, filed July 13, 2011 as Exhibit 24(c)4(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.

               (z) The Ovation Lifetime Income II - Single Rider, form F.12-70227 previously filed on February 28, 2012 as Exhibit 24
                    (b)(4)(aa) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183 is hereby incorporated by reference.

               (aa) The Ovation Lifetime Income II - Joint Rider, form
                    F.12-70228 previously filed on February 28, 2012 as Exhibit 24(b)(4)(bb) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183 is hereby incorporated by reference.

               (bb) The Premier II Death Benefit Rider, form number ICC
                    12-70235 previously filed on July 20, 2012 as Exhibit 24(b)(4)(a) to variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

               (cc) The Highest Anniversary Value II Death Benefit Rider, form number ICC 12-70234 previously filed on July 20, 2012 as
                    Exhibit 24(b)(4)(b) to Variable Annuity Account's Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

               (dd) The Estate Enhancement Benefit II Rider, form number ICC
                    12-70236 previously filed on July 20, 2012 as Exhibit 24(b)(4)(f) to variable Annuity Accounts Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

               (ee) Endorsement, form number 14-70265, previously filed on
                    February 26, 2015 as Exhibit 24(b)(4)(y) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment number 9 and 241, is hereby incorporated by reference.


         5.    (a)  The Flexible Variable Annuity Application, form ICC-70296, previously filed on February 18, 2016 as exhibit 24(c)(5)(a) to Variable Annuity Account's Form N-4,File Number 333-189593, Post-Effective Amendment Numbers 7 and 260, is hereby incorporated by reference.

         6.    Certificate of Incorporation and Bylaws.

               (a) The Restated Certificate of Incorporation previously filed on February 28, 2005 as Exhibit 24(c)(6)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Bylaws of the Depositor previously filed as exhibit 26(f)(2) to the Minnesota Life Variable Life Account's Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

          7.   Not applicable.


          8. (a) Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(i) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

               (b) Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

               (c) Waddell & Reed Target Funds, Inc. Participation Agreement previously filed on February 28, 2005 as Exhibit 24(c)(8)(g) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.


                    (i) First Amendment to the Target Funds Participation Agreement previously filed on April 21, 2006, as
                          Exhibit 24(c)(8)(g)(i) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

                    (ii) Second Amendment to the Target Funds Participation Agreement previously filed on April 21, 2006, as
                          Exhibit 24(c)(8)(g)(ii) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

                    (iii) Third Amendment to the Target Funds Participation
                          Agreement previously filed on January 14, 2008, as
                          Exhibit 26(h)(1)(v) to the Minnesota Life Individual Variable Universal Life Account's Initial Registration Statement, File Number 333-148646, is hereby incorporated by reference.

                    (iv) Fourth Amendment to the Target Funds Participation Agreement previously filed on April 28, 2008, as
                          Exhibit 24(c)(8)(9)(iv) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 9, is hereby incorporated by reference.

                    (v) Fifth Amendment to the Target Funds Participation Agreement previously filed on April 28, 2008, as
                          Exhibit 24(c)(8)(9)(iv) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 9, is hereby incorporated by reference.

                    (vi) Sixth Amendment to Target Funds Participation Agreement (For Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed as Exhibit 26(h)(1)(xi) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-148646, Post-Effective Amendment Number 15 on April 25, 2014, is hereby incorporated by reference.

                    (vii) Seventh Amendment to Ivy Funds Variable Insurance
                          Portfolios Participation Agreement (For Products sold through W&R Distribution System), previously filed on August 1, 2014 as Exhibit 24(c)(8)(c)(vii) to Variable Annuity Account's Form N-4, File Number 333-189593, Post-Effective Amendment Numbers 3 and 237, is hereby incorporated by reference.

9.   Opinion and consent of Michael P. Boyle, Esq.


10.  consent of KPMG LLP.

11.  Not applicable.

12.  Not applicable.

13. Minnesota Life Insurance Company Power of Attorney to Sign Registration Statements.


Item 25.  Directors and Officers of the Minnesota Life Insurance Company



Name and Principal                         Position and Offices
Business Address                           with Minnesota Life
--------------------------------           --------------------
Erich J. Axmacher                          Assistant General Counsel and
Minnesota Life Insurance Company           Chief Privacy Officer
400 Robert Street North
St. Paul, MN  55101

Barbara A. Baumann                         Vice President, Service and
Minnesota Life Insurance Company           Operations
400 Robert Street North
St. Paul, MN  55101

Michael P. Boyle                           Second Vice President - Law
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                           Director
1823 Park Avenue
Mahtomedi, MN  55115

Gary R. Christensen                        Director, Attorney-In-Fact,
Minnesota Life Insurance Company           Senior Vice President, General
400 Robert Street North                    Counsel and Secretary
St. Paul, MN  55101

Susan L. Ebertz                            Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                           Senior Vice President - Individual
Minnesota Life Insurance Company          Markets
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                         Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                             Director
President, North America Weber Shandwick
510 Marquette Ave
13F
Minneapolis, MN  55402

Mark J. Geldernick                        Vice President and Chief
Minnesota Life Insurance Company          Risk Officer
400 Robert Street North
St. Paul, MN 55101

Eric B. Goodman                           Director
101 North 7th Street
Suite 202
Louisville, KY  40202

Christopher M. Hilger                     Director, Chairman of the Board,
Minnesota Life Insurance Company          President and CEO
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                            Director
4623 McDonald Drive Overlook
Stillwater, MN  55082

Daniel H. Kruse                           Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

David J. LePlavy                          Senior Vice President, Treasurer
Minnesota Life Insurance Company          and Controller
400 Robert Street North
St. Paul, MN  55101

Andrea L. Mack                            Second Vice President,
Minnesota Life Insurance Company          Individual Product Solutions Group
400 Robert Street North
St. Paul, MN  55101

Susan Munson-Regala                       Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                       Senior Vice President - HR and
Minnesota Life Insurance Company          Corporate Services
400 Robert Street North
St. Paul, MN  55101

Daniel P. Preiner                         Second Vice President and
Minnesota Life Insurance Company          Corporate Compliance Officer
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                           Director
5000 France Avenue
South #23
Edina, MN  55410-2060

Robert L. Senkler                         Director
557 Portsmouth Court
Naples, FL  34110

Bruce P. Shay                             Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John A. Yaggy                             Second Vice President and
Minnesota Life Insurance Company          Assistant Controller
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                         Director, Executive Vice
Minnesota Life Insurance Company          President and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

          - Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

          - Robert Street Property Management, Inc.

          - Securian Financial Group, Inc. (Delaware)

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

          - Securian Asset Management, Inc.


          - Lowertown Capital, LLC (Delaware)


          - Minnesota Life Insurance Company

          - OCHS, Inc.

          - Securian Casualty Company

          - Securian Financial Services, Inc.

          - Securian Holding Company Canada, Inc. (British Columbia, Canada)

          - Securian Ventures, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

          - Allied Solutions, LLC (Indiana)

          - Marketview Properties, LLC

          - Marketview Properties II, LLC

          - Marketview Properties III, LLC

          - Marketview Properties IV, LLC

          - Oakleaf Service Corporation

          - Securian AAM Holdings, LLC (Delaware)

          - Securian Life Insurance Company

Majority-owned subsidiary of Securian AAM Holdings, LLC:

          - Asset Allocation & Management Company, L.L.C. (Delaware)


Wholly-owned subsidiary of Securian Holdings Company Canada, Inc.
(British Columbia, Canada):

          - Securian Canada, Inc. (British Columbia, Canada)

Wholly-owned subsidiary of Securian Canada, Inc. (British Columbia, Canada):

          - Canadian Premier Life Insurance Company (Ontario, Canada)

          - CRI Canada Ltd. (British Columbia, Canada)


          - Canadian Premier General Insurance Company (Ontario, Canada)


          - Selient, Inc. (Ontario, Canada)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

          - Securian Funds Trust

Majority-owned subsidiary of Securian Financial Group, Inc.:

          - Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Minnesota Life Insurance Company:

          - CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 27.  NUMBER OF CONTRACT OWNERS



As of February 4, 2019 the number of holders of securities of this class were as follows:



            Title of Class                 Number of Record Holders
            --------------                 ------------------------
       Variable Annuity Contracts-                   6,894



ITEM 28.  INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Variable Annuity Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

  (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

          - Minnesota Life Individual Variable Universal Life Account

          - Minnesota Life Variable Universal Life Account

          - Minnesota Life Variable Life Account

          - Securian Life Variable Universal Life Account

          - Variable Annuity Account

          - Variable Fund D

          (b)  Directors and Officers of Securian Financial Services, Inc.:

                                                   Positions and

Name and Principal                                 Offices
Business Address                                   with Underwriter
----------------                                   ----------------
George I. Connolly                                 President, Chief
Securian Financial Services, Inc.                  Executive Officer and
400 Robert Street North                            Director
St. Paul, MN 55101

Gary R. Christensen                                Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                                  Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Jeffrey D. McGrath                                 Vice President
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

Kimberly K. Carpenter                              Senior Vice President,
Securian Financial Services, Inc.                  Chief Compliance Officer
400 Robert Street North                            and Anti-Money Laundering
St. Paul, MN 55101                                 Compliance Officer

Kjirsten G. Zellmer                                Vice President, Strategy &
Securian Financial Services, Inc.                  Business Operations
400 Robert Street North
St. Paul, MN  55101

Kristin M. Ferguson                                Vice President, Chief
Securian Financial Services, Inc.                  Financial Officer, Treasurer
400 Robert Street North                            and Financial Operations
St. Paul, MN 55101                                 Principal


(c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



  Name of           Net Underwriting   Compensation on
 Principal           Discounts and      Redemption or     Brokerage       Other
Underwriter           Commissions       Annuitization    Commissions   Compensation
-----------         ----------------   ---------------   -----------   ------------
Securian Financial,
Services Inc.       $33,839,755             ---              ---



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, MN 55101-2098.

ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32.  UNDERTAKINGS

     (a) Minnesota Life Insurance Company hereby represents that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Minnesota Life Insurance Company hereby represents that it will include as part of the prospectus, a toll-free number and a written communication included within the prospectus, that allows an applicant to call or write to request a Statement of Additional Information.

     (c) Minnesota Life Insurance Company hereby represents that it will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


     (d) Minnesota Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Variable Annuity Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and certifies that it has caused this Registration Statement to be signed on its behalf in the City of St. Paul and the State of Minnesota on the 26th day of April, 2019.


                                       VARIABLE ANNUITY ACCOUNT
                                       (Registrant)

                                   By: MINNESOTA LIFE INSURANCE COMPANY
                                       (Depositor)


                                   By          /s/ Christopher M. Hilger
                                       -----------------------------------------
                                                 Christopher M. Hilger
                                        Chairman of the Board, President and
                                                Chief Executive Officer


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Minnesota Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and certifies that it has caused this Registration Statement to be signed on its behalf in the City of Saint Paul and the State of Minnesota, on the 26th day of April, 2019.


                                    MINNESOTA LIFE INSURANCE COMPANY
                                    (Depositor)

                                    By         /s/ Christopher M. Hilger
                                       -----------------------------------------
                                                  Christopher M. Hilger
                                        Chairman of the Board, President and
                                                  Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



              Signature                        Title                             Date
              ---------                        -----                             ----
/s/ Christopher M. Hilger                      Chairman of the Board,          April 26, 2019
---------------------------------------        President and
Christopher M. Hilger                          Chief Executive Officer

*                                              Director
---------------------------------------
Robert L. Senkler

*                                              Director
---------------------------------------
Mary K. Brainerd

*                                              Director
---------------------------------------
Gary R. Christensen

*                                              Director
---------------------------------------
Benjamin G.S. Fowke III

*                                              Director
---------------------------------------
Sara H. Gavin

*                                              Director
---------------------------------------
Eric B. Goodman

*
---------------------------------------        Director
John H. Hooley

*                                              Director
---------------------------------------
Trudy A. Rautio

*
---------------------------------------        Director
Bruce P. Shay

*                                              Director
---------------------------------------
Warren J. Zaccaro


/s/ Warren J. Zaccaro                          Executive Vice President
---------------------------------------        and Chief Financial Officer
Warren J. Zaccaro                              (chief financial officer)        April 26, 2019


/s/ Warren J. Zaccaro                          Executive Vice President
---------------------------------------        and Chief Financial Officer
Warren J. Zaccaro                              (chief accounting officer)       April 26, 2019


/s/ David J. Leplavy                           Senior Vice President,
---------------------------------------        Treasurer and Controller         April 26, 2019
David J. Leplavy                               (treasurer)


/s/ Gary R. Christensen                        Director, Attorney-in-Fact,
---------------------------------------        Senior Vice President, General   April 26, 2019
Gary R. Christensen                            Counsel and Secretary



* Pursuant to power of attorney dated April 8, 2019, a copy of which is filed herewith.

                                  EXHIBIT INDEX

Exhibit Number  Description of Exhibit
--------------  ----------------------
 9.             Opinion and consent of Michael P. Boyle, Esq.

 10.            consent of KPMG LLP

 13. Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.